NATIONWIDE LIFE INSURANCE COMPANY

           Flexible Premium Variable Universal Life Insurance Policies
                   Issued by Nationwide Life Insurance Company
                 through its Nationwide VLI Separate Account-2

                   The date of this prospectus is May 1, 2005
--------------------------------------------------------------------------------

This prospectus contains basic information you should understand about the policies before investing - the insurance policy is the legally binding instrument governing the relationship between you and Nationwide should you choose to invest. Please read this prospectus carefully and keep it for future reference.

NOT ALL BENEFITS, PROGRAMS, FEATURES AND INVESTMENT OPTIONS DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE OR APPROVED FOR USE IN EVERY STATE.

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE AVAILABLE UNDER THE POLICIES:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
o VIP Growth Portfolio: Initial Class

GARTMORE VARIABLE INSURANCE TRUST ("GVIT")
o Gartmore GVIT Government Bond Fund: Class I
o Gartmore GVIT Money Market Fund: Class I
o Gartmore GVIT Nationwide(R) Fund: Class I

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
o AMT Balanced Portfolio

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER MAY 1, 2003:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
o American Century VP Balanced Fund: Class I

GARTMORE VARIABLE INSURANCE TRUST
o Gartmore GVIT Growth Fund: Class I

For general information or to obtain FREE copies of the:

o    Nationwide's privacy statement;

o prospectus, annual report or semi-annual report for any underlying mutual fund; and

o    any required Nationwide forms,

call:

                   1-800-547-7548
             TDD   1-800-238-3035

or write:

             NATIONWIDE LIFE INSURANCE COMPANY
             ONE NATIONWIDE PLAZA, RR1-04-D4
             COLUMBUS, OHIO 43215-2220

Material incorporated by reference to this prospectus can be found on the SEC website at:
                                   WWW.SEC.GOV



THIS POLICY:

o        IS NOT A BANK DEPOSIT
o        IS NOT FDIC INSURED
o        IS NOT INSURED OR ENDORSED BY A BANK OR ANY
         FEDERAL GOVERNMENT AGENCY
o        IS NOT AVAILABLE IN EVERY STATE
o        MAY GO DOWN IN VALUE

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies (flexible premium variable adjustable life insurance policies in Puerto Rico). They provide flexibility with the amount and frequency of premium payments.

No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-2 or the fixed account, depending on how premium payments are invested.

DECLINING VALUES OR NEGATIVE INVESTMENT RESULTS MAY RESULT IN REDUCTIONS IN DEATH BENEFITS, CASH VALUES, AND THE LOSS OF INSURANCE COVERAGE IF ADDITIONAL PREMIUMS ARE NOT PAID.

Investors assume certain risks when investing in the policies, including the risk losing of money.

Nationwide guarantees the death benefit for as long as the policy is in force. Nationwide guarantees to keep the policy in force so long as minimum premium requirements have been met.

The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy issue date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

BREAK POINT PREMIUM- The level annual premium at which the sales load is reduced on a current basis.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

MATURITY DATE- The policy anniversary on or next following the insured's 95th birthday.

NATIONWIDE- Nationwide Life Insurance Company.

NET PREMIUMS- Net premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SPECIFIED AMOUNT- The dollar amount used to determine the death benefit under a policy.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-2, a separate account of Nationwide Life Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS....................................3
TABLE OF CONTENTS............................................4
SUMMARY OF POLICY EXPENSES...................................5
SYNOPSIS OF THE POLICIES.....................................6
NATIONWIDE LIFE INSURANCE COMPANY............................6
NATIONWIDE INVESTMENT SERVICES CORPORATION...................6
INVESTING IN THE POLICY......................................6
     The Variable Account and Underlying Mutual Funds
     The Fixed Account
INFORMATION ABOUT THE POLICIES...............................8
     Minimum Requirements for Issuance of a Policy
     Premium Payments
     Pricing
POLICY CHARGES...............................................9
     Sales Load
     Tax Load
     Surrender Charges
     Reductions to Surrender Charges
     Short-Term Trading Fees
     Monthly Cost of Insurance Charge
     Monthly Administrative Charge
     Increase Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges
SURRENDERING THE POLICY FOR CASH............................12
     Surrender (Redemption)
     Income Tax Withholding
VARIATION IN CASH VALUE.....................................13
     Error in Age or Sex
POLICY PROVISIONS...........................................13
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage
OPERATION OF THE POLICY.....................................14
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers
RIGHT TO REVOKE.............................................16
POLICY LOANS................................................16
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment
ASSIGNMENT..................................................17
POLICY OWNER SERVICES.......................................17
     Dollar Cost Averaging
DEATH BENEFIT INFORMATION...................................18
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Suicide
     Maturity Proceeds
RIGHT OF CONVERSION.........................................19
GRACE PERIOD................................................19
     Reinstatement
TAX MATTERS.................................................20
     Policy Proceeds
     Withholding
     Estate and Generation-Skipping Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes
LEGAL CONSIDERATIONS........................................23
STATE REGULATION............................................23
REPORTS TO POLICY OWNERS....................................23
ADVERTISING.................................................23
LEGAL PROCEEDINGS...........................................23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............25
REGISTRATION STATEMENT......................................26
DISTRIBUTION OF THE POLICIES................................26
NATIONWIDE INVESTMENT SERVICES CORPORATION
     DIRECTORS AND OFFICERS.................................26
ADDITIONAL INFORMATION ABOUT NATIONWIDE.....................26
COMPANY MANAGEMENT..........................................27
APPENDIX A: SUB-ACCOUNT PORTFOLIOS..........................31
APPENDIX B: ILLUSTRATIONS OF SURRENDER CHARGES..............32

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a sales load and a tax load from premium payments.

The sales load is guaranteed never to exceed 2.5% of each premium payment. Currently, the sales load is reduced to 0.5% on any portion of the annual premium paid in excess of the annual break point premium (see "Sales Load").

The tax load is approximately 3.5% of premiums for all states (see "Tax Expense Charge").

Nationwide deducts a mortality and expense risk charge equal to an annualized rate of 0.80% of the daily net assets of the variable account. For each policy anniversary starting on the 10th anniversary, if the cash surrender value is $25,000 or more, the mortality and expense risk charge is reduced to an annualized rate of 0.50% of the daily net assets of the variable account. For policies issued in New York, the reduction occurs regardless of the cash surrender value.

Nationwide deducts an administrative expense charge of $12.50 per month in the first year, and $5 per month in renewal years. Nationwide guarantees this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

Nationwide deducts the following charges from the cash value of the policy:

o    a monthly cost of insurance charge;

o    a monthly cost of any additional benefits provided by riders to the policy;

o    an increase charge (applied to increases in the specified amount); and

o    a surrender charge.

The increase charge is comprised of an underwriting and administration component of $1.50 per year per $1,000 and a sales component of $0.54 per year per $1,000 (see "Increase Charge").

A surrender charge is assessed for policies surrendered during the first 9 policy years (see "Surrender Charges").

Some of the underlying mutual funds held by the sub-accounts assess (or reserve the right to assess) a short-term trading fee. A short-term trading fee will be assessed upon transfer of sub-account value out of a sub-account that occurs within 60 days after allocation to that sub-account. The fee will equal 1% of the amount transferred. The fee is only assessed in connection with sub-accounts that correspond to an underlying mutual fund that assess a short-term trading fee (see "Short-Term Trading Fees").

For more information about any policy charge, see "Policy Charges" in this prospectus.

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to the minimum monthly premium. The initial premium is shown on the policy data page. Each premium payment must be at least equal to the minimum monthly premium.

Additional premium payments may be made at any time while the policy is in force, subject to certain restrictions (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:

o        Maturity Extension Endorsement;
o        Spouse Rider;
o        Child Rider;
o        Waiver of Monthly Deductions Rider;
o        Accidental Death Benefit Rider;
o        Base Insured Term Rider;
o        Change of Insured Rider; and
o        Guaranteed Minimum Death Benefit Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide offers a wide array of investment products, including variable annuity and variable life insurance products. Each of these products has different charges, benefit features and underlying investment options. Investors are encouraged to compare and contrast the costs and benefits of the policies against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the investor's particular investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly owned subsidiary of Nationwide.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-2 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 7, 1987, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, they may make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the conversion. Nationwide will not require evidence of insurability for this conversion.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible before the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

(1) shares of a current underlying mutual fund option are no longer available for investment; or

(2)  further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than this and those in other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 4.0% per year.

Any interest in excess of 4.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

o    the insured must be age 80 or younger;

o Nationwide may require satisfactory evidence of insurability (including a medical exam); and

o    a minimum specified amount $50,000 ($100,000 in Pennsylvania and New
     Jersey).

PREMIUM PAYMENTS

Each premium payment must be at least equal to the minimum monthly premium. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

o Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk;

o during the first 3 policy years, the total premium payments, less any policy indebtedness, less any partial surrenders, less any partial surrender fee, must be greater than or equal to the minimum premium requirement in order to guarantee the policy remain in force. (The minimum premium requirement is shown on the policy data page.);

o premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded; and

o Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

o     New Year's Day                  o     Independence Day
o     Martin Luther King, Jr. Day     o     Labor Day
o     Presidents' Day                 o     Thanksgiving
o     Good Friday                     o     Christmas
o     Memorial Day

Nationwide also will not price premium payments if:

(1)  trading on the New York Stock Exchange is restricted;

(2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.

If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. It is guaranteed not to exceed 2.5% of each premium payment. Currently, the sales load is reduced to 0.5% on any portion of the annual premium paid in excess of the break point premium. The break point premium is located on the policy data page.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

TAX LOAD

Nationwide deducts a tax load equal to 3.5% from all premium payments. This charge is associated with the premium taxes imposed by various state and local jurisdictions and by the federal government under Section 848 of the Internal Revenue Code. The tax load may not equal the assessment paid by Nationwide during any particular year.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 years. The charge will be deducted proportionally from the cash value in each sub-account and the fixed account. The maximum initial surrender charge varies by issue age, sex, specified amount and underwriting classification. The surrender charge is calculated based on the initial specified amount.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial specified amount for policies which are issued on a standard basis (see Appendix B for specific examples).

        INITIAL SPECIFIED AMOUNT $50,000-$99,999
---------------------------------------------------------
            Male       Female
Issue    Non-Tobacco Non-Tobacco    Male       Female
 Age                              Standard    Standard
---------------------------------------------------------
   25       $7.776      $7.521      $8.369      $7.818
---------------------------------------------------------
   35       $8.817      $8.398      $9.811      $8.891
---------------------------------------------------------
   45      $12.191     $11.396     $13.887     $12.169
---------------------------------------------------------
   55      $15.636     $14.011     $18.415     $15.116
---------------------------------------------------------
   65      $22.295     $19.086     $26.577     $20.641
---------------------------------------------------------


        INITIAL SPECIFIED AMOUNT $100,000 OR MORE
--------------------------------------------------------
            Male        Female
Issue    Non-Tobacco  Non-Tobacco    Male       Female
 Age                               Standard    Standard
--------------------------------------------------------
   25       $5.776     $5.521      $6.369      $5.818
--------------------------------------------------------
   35       $6.817     $6.398      $7.811      $6.891
--------------------------------------------------------
   45       $9.691     $8.896     $11.387      $9.669
--------------------------------------------------------
   55      $13.136    $11.511     $15.915     $12.616
--------------------------------------------------------
   65      $21.295    $18.086     $25.577     $19.641
--------------------------------------------------------

The surrender charge is comprised of two components:

o    an underwriting component; and

o    sales component.

The underwriting component varies by issue age in the following manner:

             $1,000 OF INITIAL SPECIFIED AMOUNT
-------------------------------------------------------
Issue Age   Specified Amounts      Specified Amounts
            less than $100,000     $100,000 or more
-------------------------------------------------------
   0-35           $6.00                  $4.00
-------------------------------------------------------
  36-55           $7.50                  $5.00
-------------------------------------------------------
  56-80           $7.50                  $6.50
-------------------------------------------------------

The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

o    processing applications;

o    conducting medical exams;

o    determining insurability and the insured's underwriting class; and

o    establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse Nationwide for expenses incurred in the distribution of the policies.

The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

REDUCTIONS TO SURRENDER CHARGES

Surrender charges are reduced in subsequent policy years as follows:

------------------- -------------------------------
    COMPLETED         SURRENDER CHARGE AS A % OF
   Policy Years       INITIAL SURRENDER CHARGES
------------------- -------------------------------
        0                        100%
------------------- -------------------------------
        1                        100%
------------------- -------------------------------
        2                        90%
------------------- -------------------------------
        3                        80%
------------------- -------------------------------
        4                        70%
------------------- -------------------------------
        5                        60%
------------------- -------------------------------
        6                        50%
------------------- -------------------------------
        7                        40%
------------------- -------------------------------
        8                        30%
------------------- -------------------------------
   9 and After                    0%
------------------- -------------------------------

The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in the specified amount.

For the initial specified amount, a completed policy year (in the chart above) is measured from the issue date. For any increase in the specified amount, a completed policy year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum surrender charges apply in Pennsylvania (see Appendix
B).

SHORT-TERM TRADING FEES

Some mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the mutual fund (and policy owners with interests allocated in the mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those sub-accounts corresponding to mutual funds that charge such fees. Please refer to the prospectus for each sub-account portfolio for more detailed information. Policy owners are responsible for monitoring the length of time allocations are held in any particular sub-account. We will not provide advance notice of the assessment of any applicable short-term trading fee.

Currently, none of the underlying mutual funds offered as investment options under the policies assess a short-term trading fee.

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner's sub-account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by Nationwide or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees. Transactions that are not subject to short-term trading fees include:

o    scheduled and systematic transfers, such as Dollar Cost Averaging;

o    policy loans or surrenders; or

o    payment of the death benefit proceeds upon the insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of short-term trading fees. When these new share classes are added, new premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

MONTHLY COST OF INSURANCE CHARGE

The cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, each calculated at the beginning of the policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If Death Benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, it will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on specified amounts less than $100,000 are based on the 1980 Commissioner's Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on specified amounts of $100,000 or more are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

For policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for specified amounts less than $100,000 are based on 130% of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately to the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $12.50 per month in the first year and $5 per month in renewal years. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

INCREASE CHARGE

The increase charge is deducted proportionally from the cash value in the sub-accounts and the fixed account when the policy owner requests an increase in the specified amount. It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.

The increase charge is comprised of two components: underwriting and administration; and sales. The underwriting and administration component is equal to $1.50 per year per $1,000. The sales component is equal to $0.54 per year per $1,000. Nationwide does not expect to realize a profit from this charge.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. The charge is equivalent to an annualized rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th anniversary, if the cash surrender value is $25,000 or more, the mortality and expense risk charge is reduced to 0.50% on an annualized basis. Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

For policies issued in New York, the reduction occurs regardless of the cash surrender value.

All charges are guaranteed. Nationwide may realize a profit from the mortality and expense risk charge.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes assessed against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group or sponsored arrangements made available by

Nationwide (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

o    the number of insureds;

o    the total premium expected to be paid;

o    total assets under management for the policy owner;

o    the nature of the relationship among individual insureds;

o    the purpose for which the policies are being purchased;

o    the expected persistency of individual policies; and

o any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflect differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. Nationwide may require the policy owner's signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

Cash Surrender Value

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

Partial Surrenders

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

(1)  the minimum partial surrender is $500;

(2) partial surrenders may not reduce the specified amount to less than $50,000;

(3) after a partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

(4) maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. Currently, this requirement is waived beginning in the 15th year if the cash surrender value is $10,000 or more after the withdrawal; and

(5) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Under Death Benefit Option 1, the specified amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In that case, a partial surrender will decrease the specified amount by the amount the partial surrender exceeds the difference between the death benefit and specified amount.

Surrenders charges are waived for partial surrenders that satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(1)  the value each year of the life insurance protection provided;

(2)  an amount equal to any employer-paid premiums; or

(3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation period plus any net premium applied since the previous valuation period, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

Error in Age or Sex

If the age or sex of the insured has been misstated, the death benefit and cash value will be adjusted. The cash value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the policy date.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured and names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

(1)  the request must be applied for in writing;

(2)  satisfactory evidence of insurability must be provided;

(3)  the increase must be for a minimum of $10,000;

(4) the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

(5)  age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary date on or next following the date Nationwide receives the request. Any such decrease will reduce insurance in the following order:

(1)  against insurance provided by the most recent increase;

(2)  against the next most recent increases successively; and

(3)  against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year.

Nationwide will refuse a request for a decrease which would:

(1) reduce the specified amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

(2)  disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to sub-accounts on the application will be allocated to the GVIT Gartmore GVIT Money Market Fund: Class I during the period that a policy owner can cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. At the expiration of this cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

Net investment factor is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a) is the sum of:

     (1) the net asset value of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

     (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

(b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period.

(c) is a factor representing the daily mortality and expense risk charge. This factor is equal to an annualized rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th the mortality and expense risk charge is reduced to 0.50% on an annualized basis of the daily net assets of the variable account if the cash surrender value is $25,000 or more each anniversary. For policies issued in New York, the charge is reduced regardless of the cash surrender value on each anniversary.

Based on the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge, and any charge or credit for tax reserves.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an annualized rate which Nationwide periodically declares. The annual effective rate will never be less than 4%. (For a description of the annualized credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer 100% of allocations without penalty or adjustment subject to the following conditions:

o Nationwide reserves the right to restrict transfers between the fixed account and the sub-accounts to one per policy year;

o transfers made to the fixed account may not be made in the first policy year;

o Nationwide reserves the right to restrict transfers from the fixed account to 25% of the cash value attributable to the fixed account; and

o Nationwide reserves the right to restrict transfers to the fixed account to 25% of cash value.

Nationwide will determine the amount a policy owner has available for transfers among the sub-accounts in accumulation units based on the net asset value (NAV) per share of the underlying mutual fund in which a sub-account invests. The underlying mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An accumulation unit will not equal the NAV of the mutual fund in which the sub-account invests, however, because the accumulation unit value will reflect the deduction for any transaction fees and periodic charges.

To make a transfer, send a written request to our Home Office via first class U.S. mail. We will process a transfer request at the end of a current Valuation Period. We may also permit other modes of communication subject to limitations. Nationwide's contact information is on the cover page of this prospectus.

Neither the policies nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading"). Policy owners who intend to use an active trading strategy should consult with their registered representative and request information on other policies that offer sub-accounts designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among sub-accounts may negatively impact other investors in the contract. Short-term trading can result in:

o    the dilution of the value of the investors' interests in the sub-account;

o underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o    increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Redemption Fees. Some mutual funds assess a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of the allocation to the sub-account. The fee is assessed against the amount transferred and is paid to the mutual fund. Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.

U.S. Mail Restrictions. Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation period. For example, if a policy owner executes multiple transfers involving 10 sub-accounts in 1 day, this counts as 1 transfer event. A single transfer occurring in a given Valuation period that involves only 2 sub-accounts (or one sub-account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted.

In general, we will adhere to the following guidelines:

---------------------------- -------------------------------------
Trading Behavior             Nationwide's Response
---------------------------- -------------------------------------
6 or more transfer events    Nationwide will mail a letter to
in one calendar quarter      the policy owner notifying them
                             that:
                             (1)  they have been identified as engaging in
                                  harmful trading practices; and
                             (2)  if their transfer events exceed 11 in 2
                                  consecutive calendar quarters or 20 in one
                                  calendar year, the policy owner will be
                                  limited to submitting transfer requests via
                                  U.S. mail.
---------------------------- -------------------------------------
More than 11 transfer        Nationwide will automatically limit
events in 2 consecutive      the policy owner to submitting
calendar quarters            transfer requests via U.S. mail.
OR
More than 20 transfer
events in one calendar year
---------------------------- -------------------------------------

Each January 1st, the monitoring process will start anew, so that each policy starts with 0 transfer events each January 1. See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts. Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners. These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions. Nationwide reserves the right to refuse or limit transfer requests, or take any other action necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined to constitute harmful trading practices, may be restricted.

Any restrictions that are implemented will be applied consistently and uniformly.

Nationwide may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a sub-account within 60 days of the date of allocation to the sub-account. The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred. All such fees will be remitted to the underlying mutual fund.

RIGHT TO REVOKE
A policy owner may cancel the policy by returning it by the latest of:

o    10 days after receiving the policy;

o    45 days after signing the application; or

o    10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. This right varies by state.

POLICY LOANS
TAKING A POLICY LOAN

The policy owner may take a policy loan at any time after the first policy year using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value of the variable account, less any surrender charges, less interest due on the next policy anniversary.

For policies issued in Texas, maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts and 100% of the cash value in the fixed account, less surrender charges and interest due on the next policy anniversary.

Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing.

The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

Currently, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. Nationwide guarantees the rate will never be lower than 5.1%. Nationwide may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all policy loans.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested or at the time of loan repayment. The earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 years.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts and the fixed account into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the following underlying mutual fund options: GVIT Gartmore GVIT Government Bond
Fund: Class I and GVIT Gartmore GVIT Money Market Fund: Class I. Dollar Cost Averaging transfers may not be directed to the fixed account.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of two death benefit options:

OPTION 1. The death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1 the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance may begin to affect death benefits, please see the illustrations.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value and will vary directly with the investment performance. The term "applicable percentage" means:

(1) 250% when the insured is attained age 40 or less at the beginning of a policy year; and

(2) when the insured is above attained age 40, the percentage shown in the "Applicable Percentage of Cash Value Table."


                     APPLICABLE PERCENTAGE OF CASH VALUE TABLE

---------------------------------------------------------------------------------------------
ATTAINED AGE   PERCENTAGE OF    ATTAINED AGE   PERCENTAGE OF    ATTAINED     PERCENTAGE OF
                 CASH VALUE                     CASH VALUE         AGE        CASH VALUE
---------------------------------------------------------------------------------------------
    0-40            250%             60            130%            80            105%
---------------------------------------------------------------------------------------------
     41             243%             61            128%            81            105%
---------------------------------------------------------------------------------------------
     42             236%             62            126%            82            105%
---------------------------------------------------------------------------------------------
     43             229%             63            124%            83            105%
---------------------------------------------------------------------------------------------
     44             222%             64            122%            84            105%
---------------------------------------------------------------------------------------------
     45             215%             65            120%            85            105%
---------------------------------------------------------------------------------------------
     46             209%             66            119%            86            105%
---------------------------------------------------------------------------------------------
     47             203%             67            118%            87            105%
---------------------------------------------------------------------------------------------
     48             197%             68            117%            88            105%
---------------------------------------------------------------------------------------------
     49             191%             69            116%            89            105%
---------------------------------------------------------------------------------------------
     50             185%             70            115%            90            105%
---------------------------------------------------------------------------------------------
     51             178%             71            113%            91            104%
---------------------------------------------------------------------------------------------
     52             171%             72            111%            92            103%
---------------------------------------------------------------------------------------------
     53             164%             73            109%            93            102%
---------------------------------------------------------------------------------------------
     54             157%             74            107%            94            101%
---------------------------------------------------------------------------------------------
     55             150%             75            105%            95            101%
---------------------------------------------------------------------------------------------
     56             146%             76            105%
---------------------------------------------------------------------------------------------
     57             142%             77            105%
---------------------------------------------------------------------------------------------
     58             138%             78            105%
---------------------------------------------------------------------------------------------
     59             134%             79            105%
---------------------------------------------------------------------------------------------

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary date following the date the change is approved by Nationwide.

If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Nationwide may require evidence of insurability for a change from Option 1 to Option 2. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value.

A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the current maximum premium limitations under
Section 7702 of the Internal Revenue Code.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

SUICIDE

If the insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness. If the insured dies by suicide, while sane or insane, within 2 years from the date Nationwide accepts an application for an increase in the specified amount, Nationwide will pay no more than the death benefit associated with the initial specified amount, plus the Cost of Insurance Charges associated with the increase in specified amount.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 95th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may, within 24 months of the policy date, make an irrevocable election to transfer all sub-account cash value to the fixed account. This election must be in writing and received at Nationwide's home office. This right of conversion may not be available in every state.

GRACE PERIOD

First Three Policy Years

The policies will not lapse during the first three policy years provided that on each monthly anniversary date (1) is greater than or equal to (2), where:

(1) is the sum of all premiums paid to date minus any policy indebtedness, minus any partial surrenders, and minus any partial surrender fee; and

(2) is the sum of monthly premiums required since the policy date, including the monthly minimum premium for the current monthly anniversary date.

If (1) is less than (2) and the cash surrender value is less than zero, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to satisfy the minimum premium requirement. If sufficient premium is not paid by the end of the grace period, the policy will lapse without value. In any event, the policy will not lapse as long as there is a positive cash surrender value.

Policy Years Four and After

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to cover the current policy charges due, plus an amount equal to three times the current monthly deduction.

All Policy Years

Nationwide will send a notice at the start of the grace period to the policy owner's last known address. If the insured dies during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

(1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

(2)  providing evidence of insurability satisfactory to Nationwide;

(3) paying an amount of premium equal to the minimum monthly premiums missed since the beginning of the grace period, if the policy terminated in the first 3 policy years;

(4) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period if the policy terminated in the fourth or later policy year;

(5) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

(6) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

(1)  the cash value at the end of the grace period; or

(2) the surrender charge for the policy year in which the policy was reinstated.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the income that is distributed. The mandatory backup withholding may arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2004, an estate of less than $1,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 47%), and there is a provision for an aggregate $1.5 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

o an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

o annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

o statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you. Household delivery will continue for the life of the contracts. Please call 1-866-223-0303 to resume regular delivery. Please allow 30 days for regular delivery to resume.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters referred to below are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by Nationwide's management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide's consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past two years. Numerous regulatory agencies, including the SEC, the NASD and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide is cooperating with this investigation and is responding to information requests.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales by producers on behalf of either the issuer or the purchaser. Also under investigation are compensation arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates. Related investigations and proceedings may be commenced in the future. Nationwide has been contacted by regulatory agencies and state attorneys general for information relating to these investigations into compensation and bidding arrangements, anti-competitive activities and unsuitable sales practices. Nationwide is cooperating with regulators in connection with these inquiries. Nationwide Mutual Insurance Company ("NMIC"), Nationwide's ultimate parent, has been contacted by certain regulators for information on these issues with respect to its operations and the operations of its subsidiaries, including Nationwide. Nationwide will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass its operations.

These proceedings are expected to continue in the future, and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings could also affect the outcome of one or more of Nationwide's litigation matters.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. The plaintiff purports to represent a class of persons in the United States who, through their ownership of a Nationwide annuity or insurance product, held units of any Nationwide sub-account invested in mutual funds which included foreign securities in their portfolios and which allegedly experienced market timing trading activity. The complaint contains allegations of negligence, reckless indifference and breach of fiduciary duty. The plaintiff seeks to recover compensatory and punitive damages in an amount not to exceed $75,000 per plaintiff or class member. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. The plaintiffs moved to remand on June 28, 2004. On July 12, 2004, Nationwide filed a memorandum opposing remand and requesting a stay pending the resolution of an unrelated case covering similar issues, which is an appeal from a decision of the same District Court remanding a removed market timing case to an Illinois state court. On July 30, 2004, the U.S. District Court granted Nationwide's request for a stay pending a decision by the Seventh Circuit on the unrelated case mentioned above. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. This lawsuit is in a preliminary stage, and Nationwide intends to defend it vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation, (2) tortious interference with the plaintiff's contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff's contractual relationships with its variable policyholders, (3) civil conspiracy, and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys' fees. Nationwide filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. Nationwide intends to defend this lawsuit vigorously.

On October 31, 2003, Nationwide was named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by Nationwide or Nationwide Life and Annuity Insurance Company which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. Nationwide filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted Nationwide's motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. Nationwide intends to defend this lawsuit vigorously.

On May 1, 2003, Nationwide was named in a class action lawsuit filed in the United States District Court for the Eastern District of Louisiana entitled Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company. The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by Nationwide. The plaintiff alleges that Nationwide represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that Nationwide's expense charges under the contracts were fixed. The plaintiff claims that Nationwide has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. The plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by Nationwide between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. Nationwide's motion to dismiss the complaint was granted by the District Court on October 28, 2003. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fifth Circuit. On November 22, 2004, the Fifth Circuit Court of Appeals affirmed the judgment of the District Court dismissing the complaint. The time for further appeal by the plaintiff has expired.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint three times. As amended, in the current complaint the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On July 6, 2004, Nationwide filed a Revised Memorandum in Support of Summary Judgment. The plaintiffs have opposed that motion. Nationwide intends to defend this lawsuit vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Nationwide VLI Separate Account-2 and the consolidated financial statements for Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2004 consolidated financial statements of Nationwide Life Insurance Company and subsidiaries contains an explanatory paragraph that states that Nationwide Life Insurance Company and subsidiaries adopted the American Institute of Certified Public Accountants' Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts in 2004. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

REGISTRATION STATEMENT

Nationwide has filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the policies discussed in this prospectus. However, the prospectus does not contain all the information included in the registration statement. The registration statement may also contain amendments and exhibits that are not included in the prospectus. The prospectus is meant to be a summary and explanation of the policy, which is the legal binding instrument for the policies. Please refer to the policy for additional information.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, NISC. NISC was organized as an Oklahoma corporation on March 19, 1974. NISC is a wholly owned subsidiary of Nationwide and a member of the NASD.

NISC acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

o        Nationwide VLI Separate Account-2;
o        Nationwide VLI Separate Account-3;
o        Nationwide VLI Separate Account-4;
o        Nationwide VLI Separate Account-6;
o        Nationwide VLI Separate Account-7;
o        Nationwide Multi-Flex Variable Account;
o        Nationwide Variable Account;
o        Nationwide Variable Account-II;
o        Nationwide Variable Account-4;
o        Nationwide Variable Account-5;
o        Nationwide Variable Account-6;
o        Nationwide Variable Account-7;
o        Nationwide Variable Account-8;
o        Nationwide Variable Account-9;
o        Nationwide Variable Account-10;
o        Nationwide Variable Account-11;
o        Nationwide Variable Account-13;
o        Nationwide Variable Account-14;
o        Nationwide VA Separate Account-A;
o        Nationwide VA Separate Account-B;
o        Nationwide VA Separate Account-C;
o        Nationwide VL Separate Account-C;
o        Nationwide VL Separate Account-D; and
o        Nationwide VL Separate Account-G.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 1% in policy years 11 and thereafter.

No underwriting commissions have been paid by Nationwide to NISC.

NISC, or its affiliate, may receive compensation from a fund, its investment advisor, its distributor, or its affiliate ("Fund Entities"). These fees relate to the administration, distribution, or other services provided to the Fund Entities by NISC or NISC's affiliates. Some or all of this compensation may be paid pursuant to a Fund's 12b-1 plan. The amount of compensation is generally a percentage of the value of a fund's shares held by the Variable Account or other separate accounts we or our affiliate insurance companies sponsor. These percentages differ by Fund Entity.

NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS

The following is a list of Directors and Officers of NISC.

Mark D. Phelan, Chairman of the Board
Rhodes B. Baker, Director and President
William G. Goslee, Jr., Senior Vice President
M. Eileen Kennedy, Director and Senior Vice President and Treasurer Thomas E. Barnes, Vice President and Secretary

The business address of the Directors and Officers of Nationwide Investment Services Corporation is:

One Nationwide Plaza, Columbus, Ohio 43215

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

o        Nationwide Variable Account;
o        Nationwide Variable Account-II;
o        Nationwide Variable Account-3;
o        Nationwide Variable Account-4;
o        Nationwide Variable Account-5;
o        Nationwide Variable Account-6;
o        Nationwide Variable Account-7;
o        Nationwide Variable Account-8;
o        Nationwide Variable Account-9;
o        Nationwide Variable Account-10;
o        Nationwide Variable Account-11
o        Nationwide Variable Account-12
o        Nationwide Variable Account-13;
o        Nationwide Variable Account-14;
o        MFS Variable Account;
o        Nationwide Multi-Flex Variable Account;
o        Nationwide VLI Separate Account;
o        Nationwide VLI Separate Account-2;
o        Nationwide VLI Separate Account-3;
o        Nationwide VLI Separate Account-4; and
o        Nationwide VLI Separate Account-5;
o        Nationwide VLI Separate Account-6; and
o        Nationwide VLI Separate Account-7.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.


COMPANY MANAGEMENT

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. The business address of the directors and officers listed below is One Nationwide Plaza, Columbus, Ohio 43215.

W. G. JURGENSEN has been Chief Executive Officer of Nationwide since August 2000, Chief Executive Officer-Elect from May to August 2000, Chairman of the Board from May 2002 to May 2003, and a Director of Nationwide since May 2000. Prior to joining Nationwide, he was Executive Vice President of Bank One Corporation from 1998 to 2000. He was Executive Vice President of First Chicago NBD Corporation and Chairman of FCC National Bank from 1996 to 1998. Mr. Jurgensen has been with Nationwide for 5 years.

MARK R. THRESHER has been President and Chief Operating Officer of Nationwide Financial since May 2004, and was President and Chief Operating Officer-Elect from December 2003 to May, 2004. Previously, he was Senior Vice President-Finance-Nationwide Financial from May 1999 to December 2003, Vice President-Controller from August 1996 to May 1999. He was Vice President and Treasurer of Nationwide from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to May 1996. Mr. Thresher has been with Nationwide for 9 years.

PATRICIA R. HATLER has been Executive Vice President and Chief Legal and Governance Officer of Nationwide since December, 2004. Previously, she was Executive Vice President, General Counsel and Secretary from October, 2004 to December 2004, Senior Vice President, General Counsel and Secretary from April 2000 to March 2003, and Senior Vice President and General Counsel from July 1999 to April 2000. Prior to joining Nationwide, she was General Counsel and Corporate Secretary of

Independence Blue Cross from 1983 to July 1999. Ms. Hatler has been with Nationwide for 6 years.

TERRI L. HILL has been Executive Vice President-Chief Administrative Officer of Nationwide since September 2003. She is also a director/officer of other Nationwide affiliates and subsidiaries. Ms. Hill previously held executive positions with several Nationwide subsidiaries from May 1997 to September 2003. Prior to that time, she was Vice President-Human Relations with American Express from February 1985 to September 1996. Ms. Hill has been with Nationwide for 8 years.

MICHAEL C. KELLER has been Executive Vice President-Chief Information Officer of Nationwide since June 2001. Prior to joining Nationwide, Mr. Keller was Senior Vice President of Bank One from January 1998 to June 2001, and held various management positions with IBM from July 1982 to December 1997. Mr. Keller has been with Nationwide for 4 years.

KATHLEEN D. RICORD has been Executive Vice President-Chief Marketing Officer of Nationwide since September 2003. Previously, she was Senior Vice President-Marketing and Strategy from April 2002 to September 2003. Vice President-Marketing and Strategy from August 1999 to April 2002, Vice President-Assistant to the Chief Executive Officer and Enterprise Strategic Planning from March 1998 to August 1999, and Associate Vice President-Enterprise Strategic Planning and Assistant to the Chief Executive Officer from March 1997 to March 1998. Prior to that time, Ms. Ricord held several positions within Nationwide. Ms. Ricord has been with Nationwide for 19 years.

ROBERT A. ROSHOLT has been Executive Vice President-Chief Finance and Investment Officer of Nationwide since March 2003. Previously, he was Executive Vice President-Finance and Investments from October 2002 to March 2003. Prior to joining Nationwide, Mr. Rosholt was Executive Vice President and Head of Operations of AON Corporation from September 2000 to September 2002. Prior to that time he was Executive Vice President-Chief Financial Officer of Bank One Corporation. Mr. Rosholt has been with Nationwide for 3 years.

WESLEY K. AUSTEN has been Senior Vice President-Property and Casualty Commercial/Farm Product Pricing of Nationwide since September 2003. Previously, he was Vice President of Nationwide Mutual from April 2002 to September 2003. He is also an officer of ALLIED Group, Inc. ("Allied"), a director/officer of various ALLIED affiliates and subsidiaries, and was an employee of ALLIED from 1980 to April 2002. Mr. Austen has been with Nationwide for 25 years.

J. STEPHEN BAINE has been Senior Vice President-Corporate Strategy of Nationwide since June 2004. Prior to joining Nationwide, he served as general partner for the Starboard Fund for New Bancs, and has held management positions with Ragnarck Systems, Bank One and McKinsey & Company. Mr. Baine has been with Nationwide for 1 year.

JAMES R. BURKE has been Senior Vice President-P/C Strategic Planning and Operations since August 2004. Mr. Burke held various management positions with Allied from June 1981 to November 2001. Mr. Burke has been with Nationwide for 24 years.

DAVID A. DIAMOND has been Senior Vice President of Nationwide since September 2003. Previously, he was Senior Vice President-Corporate Strategy from December 2000 to September 2003. Senior Vice President-Corporate Controller from August 1999 to December 2000, Vice President-Enterprise Controller from August 1996 to May 1999, and Vice President-Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 16 years.

THOMAS W. DIETRICH has been Senior Vice President-Division General Counsel of Nationwide since October 2004. Previously, he was Vice President-Associate General Counsel from October 1988 to October 2004 and Associate Vice President-Associate General Counsel from March 1987 to October 1988. He is also a director/officer of other Nationwide affiliates and subsidiaries. Mr. Dietrich has been with Nationwide for 34 years.

DENNIS P. DRENT has been Senior Vice President-Internal Audits of Nationwide since May 2003. Previously, he was Vice President-Internal Audits from July 2000 to May 2003. Prior to joining Nationwide, he was a partner with Ernst & Young LLP from February 1999 to July 2000, and Vice President with TIG Insurance Company from August 1987 to February 1999. Mr. Drent has been with Nationwide for 5 years.

PETER A. GOLATO has been Senior Vice President-Individual Protection Business Head of Nationwide since May 2004. He is also a director/officer of several Nationwide affiliates and subsidiaries. Prior to joining Nationwide, he was Marketing Manager with Aetna Life & Casualty Company from September 1976 to March 1993. Mr. Golato has been with Nationwide for 12 years.

J. LYNN GREENSTEIN has been Senior Vice President-Property and Casualty Personal Lines Product Pricing of Nationwide since April 2004. Previously, she was Senior Vice President-Product Management from March 2003 to April 2004, and Vice President-Operations Services from January 2000 to March 2003. She is also a director/officer of other Nationwide affiliates and subsidiaries. Ms. Greenstein has been with Nationwide for 20 years.

KELLY A. HAMILTON has been Senior Vice President-PC Finance of Nationwide since August, 2004. Previously she was Senior Vice President-NI Finance from

September 2003 to August 2004, and Vice President-Corporate Controller from August 2001 to September 2003. She is also a director/officer of other Nationwide affiliates and subsidiaries. Ms. Hamilton has been with Nationwide for 10 years.

DAVID K. HOLLINGSWORTH has been Senior Vice President-PCIO Brokerage Operations & Sponsor Relations of Nationwide since October 2004. Previously, he was Senior Vice President-President Nationwide Insurance Sales from January 2002 to October 2004. Mr. Hollingsworth has been with Nationwide for 15 years.

DAVID R. JAHN has been Senior Vice President-Property and Casualty Claims of Nationwide since October 2003. Previously, he was Senior Vice President-Product Management from November 2000 to October 2003. Mr. Jahn has been with Nationwide for 33 years.

M. EILEEN KENNEDY has been Senior Vice President-Chief Financial Officer of Nationwide since April 2004. Previously, she was Senior Vice President-NF Finance from January 2004 to April 2004. Ms. Kennedy has also been Executive Vice President and Chief Financial Officer of Gartmore Global Investments, Inc. ("Gartmore"), and serves as Executive Vice President of several Gartmore subsidiaries since April 2003. Prior to that time, Ms. Kennedy held a number of management positions, including senior vice president and treasurer, with Bank One Corporation from June 1980 to April 2003. Ms. Kennedy has been with Nationwide for 1 year.

RICHARD A. KARAS has been Senior Vice President-Non-Affiliated Sales of Nationwide since May 2004. Previously, he was Senior Vice President-Sales-Financial Services from March 1993 to May 2004, and Vice President-Sales-Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 40 years.

GALE V. KING has been Senior Vice President-Property and Casualty Human Resources of Nationwide since October 2003. Previously, she was Vice President-Human Resources-Nationwide Insurance from May 1999 to October 2003. She is also a director of other Nationwide affiliates and subsidiaries. Ms. King has been with Nationwide for 22 years.

SRINIVAS KOUSHIK has been Senior Vice President-Chief Technology Officer of Nationwide since December 2003. Previously, he was Vice President-Information Systems from April 2002 to December 2003. Prior to joining Nationwide, he was Chief Technology Officer with IBM Global Services from January 1994 to January 2002. Mr. Koushik has been with Nationwide for 3 years.

GREGORY S. LASHUTKA has been Senior Vice President-Corporate Relations of Nationwide since January 2000. Prior to joining Nationwide, he was Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. Mr. Lashutka has been with Nationwide for 5 years.

KATHERINE A. MABE has been Senior Vice President-Marketing, Strategy and Urban Operations of Nationwide since September 2003. Previously, she was Vice President-Strategic Initiatives and Assistant to the CEO from May 2003 to September 2003. She has held various other officer positions from September 1996 to May 2003. Ms. Mabe has been with Nationwide for 29 years.

DUANE C. MEEK has been Senior Vice President-Group Business Head of Nationwide since May 2004, and is a director/office of several Nationwide affiliates and subsidiaries. Mr. Meek has been with Nationwide for 29 years.

KEITH MILLNER has been Senior Vice President, In-Retirement Business Head of Nationwide since November 2004. Prior to joining Nationwide, Mr. Millner was a Senior Vice President for CIGNA HealthCare from July 2002; an independent consultant from August 2001 to July 2002; and held various positions for Assurant Group (Fortis, Inc.) from 1996 to August 2001. Mr. Millner has been with Nationwide for less than 1 year.

BRIAN W. NOCCO has been Senior Vice President and Treasurer of Nationwide since April 2001. Prior to joining Nationwide, he was Executive Vice President of Imperial Bank and subsidiaries from May 1998 to June 2001. He was Senior Vice President-Chief Compliance Officer with The Chubb Corporation from 1994 to 1998, and Treasurer and Vice President-Finance of Continental Bank Corporation from 1986 to 1994. From 1974 to 1986 he held management positions in several companies. Mr. Nocco has been with Nationwide for 4 years.

R. DENNIS NOICE has been Senior Vice President-NF of Nationwide since August 2004. He is also an officer of other Nationwide affiliates and subsidiaries. Mr. Noice has been with Nationwide for 34 years.

MARK D. PHELAN has been Senior Vice President-Individual Investments Business Head of Nationwide since May 2004. Previously, he was Senior Vice President-Technology and Operations from December 2000 to May 2004. Prior to joining Nationwide, he was Executive Vice President of Check Free Corporation from October 1992 to November 1997, Sales Vice President of AT&T Corporation from February 1982 to November 1992, and Operations Manager with IBM Corporation from April 1977 to February 1982. Mr. Phelan has been with Nationwide for 5 years.

STEVEN P. ROTHMAN has been Senior Vice President-IT Strategy and Solutions Delivery of Nationwide since August 2004. Prior to joining Nationwide, he was Principal with Deloitte Consulting from July 2002 to August 2004, a Partner with Anderson Consulting from November 2000 to July 2002, and President with Leapnet/Eagle Tech Partners from August 1999 to November 2000. Prior to that time he held management positions with various companies from September 1979 to August 1999. Mr. Rothman has been with Nationwide for 1 year.

GARY I. SIROKO has been Senior Vice President-CIO Strategic Investments of Nationwide since August 2004. Previously, he was Vice President-Technology Strategy from April 2002 to August 2004. He is also an officer of other Nationwide affiliates and subsidiaries. Prior to joining Nationwide, Mr. Siroko was a Senior Vice President for Bank One from October 1980 to February 2002. Mr. Siroko has been with Nationwide for 3 years.

JOHN S. SKUBIK has been Senior Vice President-Consumer Finance of Nationwide since January 2003. Previously, he was Senior Vice President-Strategic Initiatives from November 2001 to January 2003. Prior to joining Nationwide in 2001, Mr. Skubik was an Executive Vice President with Bank One. Mr. Skubik has been with Nationwide for 4 years.

GAIL G. SNYDER has been Senior Vice President-Enterprise Portfolio & Strategy Management of Nationwide since February 2005. Prior to joining Nationwide, Ms. Snyder was Senior Vice President of Strategic Portfolio Management at GE from December 1996 to December 2004, and Director of Portfolio Management at Provident Life and Accident Insurance Company from December 1986 to March 1995. Ms. Snyder has been with Nationwide since 2005.

MARK D. TORKOS has been Senior Vice President-Property and Casualty Systems of Nationwide since December 2003. Prior to joining Nationwide, he was Chief Technology Officer and held a variety of senior level positions with Bank One from 1994 to December 2003. Mr. Torkos has been with Nationwide for 1 year.

--------------------------------------------------------------------------------
                       APPENDIX A: SUB-ACCOUNT PORTFOLIOS
--------------------------------------------------------------------------------

The Sub-Account portfolios listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met. Total Sub-Account Portfolio Annual Operating Expenses are expenses that are deducted from Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses.

Please refer to the prospectus for each Sub-Account portfolio for more detailed information.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. - AMERICAN CENTURY VP BALANCED FUND: CLASS I
This sub-account is only available in policies issued before May 1, 2003.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              American Century Investment Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH PORTFOLIO: INITIAL CLASS
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Fidelity Management & Research Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            To provide as high level of income as is consistent with the preservation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT GROWTH FUND: CLASS I
This sub-account is only available in policies issued before May 1, 2003.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT MONEY MARKET FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income as is consistent with the preservation of capital and maintenance of liquidity.
------------------------------------------------ -----------------------------------------------------------------------------------

GARTMORE VARIABLE INSURANCE TRUST - GARTMORE GVIT NATIONWIDE(R) FUND: CLASS I
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Gartmore Mutual Fund Capital Trust, an affiliate of Nationwide Financial Services,
                                                 Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Total return through a flexible combination of capital appreciation and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - AMT BALANCED PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Neuberger Berman Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Growth of capital and reasonable current income.
------------------------------------------------ -----------------------------------------------------------------------------------

APPENDIX B:  ILLUSTRATIONS OF SURRENDER CHARGES

Example 1. A female non-tobacco, age 45, purchases a policy with a specified amount of $50,000 and a scheduled premium of $750. She now wishes to surrender the policy during the first policy year. By using the "Initial Surrender Charge" table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand, multiplied by the specified amount expressed in thousands, equals the total Surrender Charge of $569.80 ($11.396 x 50=569.80).

Example 2. A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000 and a scheduled premium of $1,100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above. (Surrender charge per 1,000=6.817 x 100 for a total of $681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02 which is the amount Nationwide deducts as a total surrender charge.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial specified amount for policies that are issued on a standard basis.



                          INITIAL SPECIFIED AMOUNT $50,000-$99,999

-----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                 MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
-----------------------------------------------------------------------------------------------------------
          25                  $7.776               $7.521               $8.369               $7.818
-----------------------------------------------------------------------------------------------------------
          35                   8.817                8.398                9.811                8.891
-----------------------------------------------------------------------------------------------------------
          45                  12.191               11.396               13.887               12.169
-----------------------------------------------------------------------------------------------------------
          55                  15.636               14.011               18.415               15.116
-----------------------------------------------------------------------------------------------------------
          65                  22.295               19.086               26.577               20.641
-----------------------------------------------------------------------------------------------------------

                       INITIAL SPECIFIED AMOUNT $100,000 OR MORE
-----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                 MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
-----------------------------------------------------------------------------------------------------------
          25                  $5.776               $5.521               $6.369               $5.818
-----------------------------------------------------------------------------------------------------------
          35                   6.817                6.398                7.811                6.891
-----------------------------------------------------------------------------------------------------------
          45                   9.691                8.896               11.387                9.669
-----------------------------------------------------------------------------------------------------------
          55                  13.136               11.511               15.915               12.616
-----------------------------------------------------------------------------------------------------------
          65                  21.295               18.086               25.577               19.641
-----------------------------------------------------------------------------------------------------------

                              REDUCTIONS TO SURRENDER CHARGES
-----------------------------------------------------------------------------------------------------------
                                     SURRENDER CHARGE                                SURRENDER CHARGE
           COMPLETED                 AS A % OF INITIAL          COMPLETED           AS A % OF INITIAL
          POLICY YEARS               SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES
-----------------------------------------------------------------------------------------------------------
               0                             100%                   5                        60%
-----------------------------------------------------------------------------------------------------------
               1                             100%                   6                        50%
-----------------------------------------------------------------------------------------------------------
               2                              90%                   7                        40%
-----------------------------------------------------------------------------------------------------------
               3                              80%                   8                        30%
-----------------------------------------------------------------------------------------------------------
               4                              70%                   9+                        0%
-----------------------------------------------------------------------------------------------------------

The current surrender charges are the same for all states. However, in Pennsylvania, the guaranteed maximum surrender charges are spread out over 14 years. The guaranteed maximum surrender charges in subsequent years in Pennsylvania are reduced in the following manner.


---------------------------------------------------------------------------------------------------------------
                      SURRENDER CHARGE                       SURRENDER                     SURRENDER CHARGE AS
    COMPLETED         AS A % OF INITIAL   COMPLETED      CHARGE AS A % OF      COMPLETED     A % OF INITIAL
     POLICY             SURRENDER          POLICY        INITIAL SURRENDER      POLICY         SURRENDER
     YEARS               CHARGES           YEARS             CHARGES            YEARS            CHARGES
---------------------------------------------------------------------------------------------------------------
       0                   100%              5                 60%               10                   20%
---------------------------------------------------------------------------------------------------------------
       1                   100%              6                 50%               11                   15%
---------------------------------------------------------------------------------------------------------------
       2                    90%              7                 40%               12                   10%
---------------------------------------------------------------------------------------------------------------
       3                    80%              8                 30%               13                    5%
---------------------------------------------------------------------------------------------------------------
       4                    70%              9                 25%               14+                   0%
---------------------------------------------------------------------------------------------------------------


The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact the home office for an illustration.

Nationwide has no plans to change the current surrender charges.

             Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and
 Contract Owners of Nationwide VLI Separate Account-2:

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2004, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2004, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
March 4, 2005

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                December 31, 2004

Assets:
   Investments at fair value:
     AIM VIF - Basic Value Fund - Series I Shares (AIMBValue)
      56,644 shares (cost $616,545) .....................................................   $       670,661
     AIM VIF - Capital Appreciation Fund - Series I Shares (AIMCapAp)
      2,572 shares (cost $55,376) .......................................................            58,352
     AIM VIF - Capital Development Fund - Series I Shares (AIMCapDev)
      16,291 shares (cost $214,290) .....................................................           239,146
     Alliance VPSF - Alliance Bernstein Growth & Income Portfolio - Class A
      (AlVPGrIncA)37,928 shares (cost $829,708) .........................................           913,315
     Alliance VPSF - Alliance Bernstein Small Cap Value Portfolio - Class A
      (AlVPSmCapVA) 50,611 shares (cost $763,038) .......................................           852,285
     American Century VP - Balanced Fund - Class I (ACVPBal)
      788,864 shares (cost $5,164,439) ..................................................         5,742,932
     American Century VP - Capital Appreciation Fund - Class I (ACVPCapAp)
      1,563,941 shares (cost $12,394,535) ...............................................        11,979,787
     American Century VP - Income & Growth Fund - Class I (ACVPIncGr)
      521,887 shares (cost $2,871,924) ..................................................         3,820,215
     American Century VP - Inflation Protection Fund - Class II (ACVPInflaPro)
      91,337 shares (cost $952,813) .....................................................           963,603
     American Century VP - International Fund - Class I (ACVPInt)
      1,524,134 shares (cost $8,858,074) ................................................        11,202,382
     American Century VP - Ultra/(R)/  Fund - Class I (ACVPUltra)
      93,038 shares (cost $876,505) .....................................................           945,270
     American Century VP - Value Fund - Class I (ACVPVal)
      1,527,871 shares (cost $10,493,450) ...............................................        13,368,871
     Credit Suisse Trust - Global Post-Venture Capital Portfolio (CSGPVen)
      74,455 shares (cost $616,953) .....................................................           830,174
     Credit Suisse Trust - International Focus Portfolio (CSIntFoc)
      657,025 shares (cost $5,531,569) ..................................................         6,603,097
     Credit Suisse Trust - Small Cap Growth Portfolio (CSSmCapGr)
      943,072 shares (cost $9,958,985) ..................................................        14,429,003
     Dreyfus IP - Small Cap Stock Index Portfolio - Service Class (DrySmCapIxS)
      134,224 shares (cost $1,818,968) ..................................................         2,092,549
     Dreyfus Socially Responsible Growth Fund, Inc., The (DrySRGro)
      370,962 shares (cost $12,505,609) .................................................         9,337,103
     Dreyfus Stock Index Fund, Inc. - Initial Shares (DryStkIx)
      2,630,460 shares (cost $82,930,615) ...............................................        81,254,904
     Dreyfus VIF - Appreciation Portfolio - Initial Shares (DryVIFApp)
      172,889 shares (cost $5,264,074) ..................................................         6,147,941
     Dreyfus VIF - Developing Leaders Portfolio - Initial Shares (DryVIFDevLd)
      10,501 shares (cost $410,500) .....................................................           436,298
     Dreyfus VIF - Growth and Income Portfolio - Initial Shares (DryVIFGrInc)
      114,885 shares (cost $2,293,379) ..................................................         2,458,540
     Federated IS - American Leaders Fund II - Primary Shares (FedAmLead)
      5,765 shares (cost $108,296) ......................................................           119,161
     Federated IS - Capital Appreciation Fund II - Primary Shares (FedCapAp)
      4,487 shares (cost $23,745) .......................................................            26,161

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
    STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY, Continued

     Federated IS - Quality Bond Fund II - Primary Shares (FedQualBd)
      98,227 shares (cost $1,152,240) ...................................................   $     1,146,314
     Fidelity/(R)/  VIP - Equity-Income Portfolio - Initial Class (FidVIPEI)
      2,985,928 shares (cost $69,891,040) ...............................................        75,752,997
     Fidelity/(R)/  VIP - Growth Portfolio - Initial Class (FidVIPGr)
      2,806,707 shares (cost $122,904,252) ..............................................        89,842,682
     Fidelity/(R)/  VIP - High Income Portfolio - Initial Class (FidVIPHI)
      3,541,912 shares (cost $23,204,814) ...............................................        24,793,383
     Fidelity/(R)/  VIP - Overseas Portfolio - Initial Class (FidVIPOv)
      1,069,218 shares (cost $13,142,119) ...............................................        18,732,692
     Fidelity/(R)/  VIP II - Asset Manager Portfolio - Initial Class (FidVIPAM)
      1,555,767 shares (cost $24,267,464) ...............................................        23,103,142
     Fidelity/(R)/  VIP II - Contrafund/(R)/  Portfolio - Initial Class (FidVIPCon)
      2,253,094 shares (cost $53,637,403) ...............................................        59,977,362
     Fidelity/(R)/  VIP II - Investment Grade Bond Portfolio: Service Class (FidVIPIGBdS)
      69,750 shares (cost $896,214) .....................................................           919,304
     Fidelity/(R)/  VIP III - Growth Opportunities Portfolio - Initial Class (FidVIPGrOp)
      276,062 shares (cost $4,252,540) ..................................................         4,436,314
     Fidelity/(R)/  VIP III - Mid Cap Portfolio - Service Class (FidVIPMCapS)
      142,768 shares (cost $3,682,978) ..................................................         4,293,019
     Fidelity/(R)/  VIP III - Value Strategies Portfolio - Service Class (FidVIPValS)
      143,487 shares (cost $1,935,205) ..................................................         2,021,738
     Franklin Templeton VIP - Franklin Rising Dividends Securities Fund - Class I
      (FrVIPRisDiv) 141,814 shares (cost $2,315,285) ....................................         2,517,193
     Franklin Templeton VIP - Franklin Small Cap Value Securities Fund - Class I
      (FTVIPSmCpVal) 119,087 shares (cost $1,653,348) ...................................         1,887,534
     Franklin Templeton VIP - Templeton Foreign Securities Fund - Class I (FrVIPForSec)
      107,380 shares (cost $1,381,595) ..................................................         1,560,227
     Gartmore GVIT Comstock Value Fund - Class I (GVITCVal)
      49,712 shares (cost $513,290) .....................................................           573,176
     Gartmore GVIT Dreyfus International Value Fund - Class I (GVITDryIntVal)
      97,426 shares (cost $1,349,667) ...................................................         1,517,900
     Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I (GVITDMidCapI)
      425,977 shares (cost $5,543,723) ..................................................         7,071,225
     Gartmore GVIT Emerging Markets Fund - Class I (GVITEmMrkts)
      178,091 shares (cost $1,887,949) ..................................................         1,928,724
     Gartmore GVIT Federated High Income Bond Fund - Class I (GVITFHiInc)
      91,689 shares (cost $746,451) .....................................................           751,849
     Gartmore GVIT Global Financial Services Fund - Class I (GVITGlFin1)
      42,249 shares (cost $514,994) .....................................................           541,627
     Gartmore GVIT Global Health Sciences Fund - Class I (GVITGlHlth)
      98,727 shares (cost $1,032,669) ...................................................         1,055,390
     Gartmore GVIT Global Technology and Communications Fund - Class I (GVITGlTech)
      242,107 shares (cost $924,498) ....................................................           936,952
     Gartmore GVIT Global Utilities Fund - Class I (GVITGlUtl1)
      100,170 shares (cost $1,055,617) ..................................................         1,127,917
     Gartmore GVIT Government Bond Fund - Class I (GVITGvtBd)
      1,115,030 shares (cost $13,592,735) ...............................................        12,956,646
     Gartmore GVIT Growth Fund - Class I (GVITGrowth)
      1,593,485 shares (cost $26,578,506) ...............................................        17,145,896
     Gartmore GVIT ID Aggressive Fund - Class II (GVITIDAgg)
      113,843 shares (cost $1,201,999) ..................................................         1,311,469
     Gartmore GVIT ID Conservative Fund - Class II (GVITIDCon)
      58,361 shares (cost $597,078) .....................................................           609,877

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
    STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY, Continued

     Gartmore GVIT ID Moderate Fund - Class II (GVITIDMod)
      428,325 shares (cost $4,359,070) ..................................................   $     4,822,937
     Gartmore GVIT ID Moderately Aggressive Fund - Class II (GVITIDModAgg)
      356,546 shares (cost $3,606,681) ..................................................         4,107,412
     Gartmore GVIT ID Moderately Conservative Fund - Class II (GVITIDModCon)
      166,657 shares (cost $1,713,522) ..................................................         1,818,226
     Gartmore GVIT International Growth Fund - Class I (GVITIntGro)
      35,711 shares (cost $239,550) .....................................................           255,687
     Gartmore GVIT Mid Cap Growth Fund - Class I (GVITSMdCpGr)
      51,280 shares (cost $1,124,358) ...................................................         1,268,666
     Gartmore GVIT Money Market Fund - Class I (GVITMyMkt)
      26,695,914 shares (cost $26,695,914) ..............................................        26,695,914
     Gartmore GVIT Nationwide/(R)/  Fund: Class I (GVITNWFund)
      6,720,651 shares (cost $95,814,294) ...............................................        74,800,841
     Gartmore GVIT Nationwide/(R)/  Leaders Fund - Class I (GVITLead)
      12,279 shares (cost $159,231) .....................................................           169,207
     Gartmore GVIT Small Cap Growth Fund - Class I (GVITSmCapGr)
      128,526 shares (cost $1,706,915) ..................................................         1,890,624
     Gartmore GVIT Small Cap Value Fund - Class I (GVITSmCapVal)
      1,187,252 shares (cost $12,558,750) ...............................................        14,983,125
     Gartmore GVIT Small Company Fund - Class I (GVITSmComp)
      1,229,125 shares (cost $23,929,406) ...............................................        28,220,717
     Gartmore GVIT U.S. Growth Leaders Fund - Class I (GVITUSGro)
      76,055 shares (cost $814,787) .....................................................           879,201
     Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I (GVITVKMultiSec)
      121,096 shares (cost $1,192,282) ..................................................         1,210,964
     Janus AS - Balanced Portfolio - Service Shares (JanBal)
      3,731 shares (cost $89,204) .......................................................            94,168
     Janus AS - Capital Appreciation Portfolio - Service Shares (JanCapAp)
      103,234 shares (cost $2,089,909) ..................................................         2,517,875
     Janus AS - Global Technology Portfolio - Service Shares (JanGlTech)
      321,390 shares (cost $907,259) ....................................................         1,140,933
     Janus AS - International Growth Portfolio - Service Shares (JanIntGro)
      66,152 shares (cost $1,283,075) ...................................................         1,782,123
     Janus AS - Risk-Managed Large Cap Core Portfolio - Service Shares (JanRMgLgCap)
      6,497 shares (cost $86,898) .......................................................            88,294
     MFS VIT - MFS Investors Growth Stock Series - Initial Class (MFSVITInvGrwI)
      27,172 shares (cost $240,856) .....................................................           258,409
     MFS VIT - MFS Value Series - Initial Class (MFSVITValIn)
      15,067 shares (cost $165,811) .....................................................           182,760
     Neuberger Berman AMT - Balanced Portfolio (NBAMTBal)
      4,986 shares (cost $43,469) .......................................................            48,068
     Neuberger Berman AMT - Fasciano Portfolio - S Class Shares (NBAMTFasc)
      8,321 shares (cost $108,545) ......................................................           115,083
     Neuberger Berman AMT - Growth Portfolio (NBAMTGro)
      1,417,598 shares (cost $13,051,390) ...............................................        17,223,820
     Neuberger Berman AMT - Guardian Portfolio - I Class Shares (NBAMTGuard)
      137,968 shares (cost $1,728,291) ..................................................         2,230,940
     Neuberger Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat)
      430,063 shares (cost $5,732,402) ..................................................         5,513,405
     Neuberger Berman AMT - Mid Cap Growth Portfolio - S Class (NBAMTMCGrS)
      14,144 shares (cost $220,979) .....................................................           250,765
     Neuberger Berman AMT - Partners Portfolio (NBAMTPart)
      1,216,935 shares (cost $17,490,604) ...............................................        22,294,243

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
    STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY, Continued

     Neuberger Berman AMT - Socially Responsive Portfolio - I Class (NBAMSocRes)
      18,899 shares (cost $241,871) .....................................................   $       264,402
     Oppenheimer Aggressive Growth Fund/VA - Initial Class (OppAggGro)
      50,126 shares (cost $1,898,931) ...................................................         2,204,028
     Oppenheimer Bond Fund/VA - Initial Class (OppBdFd)
      1,078,030 shares (cost $11,895,395) ...............................................        12,397,341
     Oppenheimer Capital Appreciation Fund/VA - Initial Class (OppCapAp)
      385,944 shares (cost $11,156,851) .................................................        14,276,083
     Oppenheimer Global Securities Fund/VA - Initial Class (OppGlSec)
      1,255,454 shares (cost $27,732,899) ...............................................        37,048,436
     Oppenheimer High Income Fund/VA - Initial Class (OppHighInc)
      78,556 shares (cost $649,271) .....................................................           691,297
     Oppenheimer Main Street/(R)/  Fund/VA - Initial Class (OppMSFund)
      78,902 shares (cost $1,483,907) ...................................................         1,644,322
     Oppenheimer Main Street/(R)/  Small Cap Fund/VA - Initial Class (OppMSSmCap)
      29,332 shares (cost $399,529) .....................................................           470,773
     Oppenheimer Multiple Strategies Fund/VA - Initial Class (OppMultStr)
      913,606 shares (cost $14,278,614) .................................................        15,851,058
     Putnam VT - Growth & Income Fund - IB Shares (PVTGroInc)
      3,115 shares (cost $72,571) .......................................................            79,239
     Putnam VT - International Equity Fund - IB Shares (PVTIntEq)
      9,031 shares (cost $119,267) ......................................................           132,847
     Putnam VT - Voyager II Fund - IB Shares (PVTVoyII)
      1,964 shares (cost $50,423) .......................................................            53,429
     Strong Opportunity Fund II, Inc (StOpp2)
      1,602,444 shares (cost $32,926,527) ...............................................        35,974,870
     Strong VIF - Strong Discovery Fund II (StDisc2)
      567,107 shares (cost $6,132,915) ..................................................         8,308,120
     Van Eck WIT - Worldwide Bond Fund (VEWrldBd)
      290,216 shares (cost $3,609,668) ..................................................         3,868,578
     Van Eck WIT - Worldwide Emerging Markets Fund (VEWrldEMkt)
      409,513 shares (cost $4,405,137) ..................................................         6,228,686
     Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)
      358,669 shares (cost $4,898,262) ..................................................         6,585,171
     Van Kampen UIF - Core Plus Fixed Income Portfolio - Class A (VKoreFI)
      17,491 shares (cost $201,887) .....................................................           202,191
     Van Kampen UIF - Emerging Markets Debt Portfolio (VKEmMkt)
      260,969 shares (cost $2,234,636) ..................................................         2,320,015
     Van Kampen UIF - U.S. Real Estate Portfolio - Class A (VKUSRealEst)
      914,430 shares (cost $13,076,894) .................................................        18,727,534
                                                                                            ---------------
         Total Investments ..............................................................       915,197,126
Accounts Receivable .....................................................................           430,350
                                                                                            ---------------
         Total Assets ...................................................................       915,627,476
Accounts Payable ........................................................................                 -
                                                                                            ---------------
Contract Owners Equity (note 7) .........................................................   $   915,627,476
                                                                                            ===============

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS
Year Ended December 31, 2004

                                                    Total         AIMBValue       AIMCapAp        AIMCapDev
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $  11,329,028               -               -               -
  Mortality and expense risk charges
   (note 3) .................................      (6,419,845)         (3,551)           (653)           (855)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............       4,909,183          (3,551)           (653)           (855)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....     213,853,565         136,501          61,302          31,229
  Cost of mutual fund shares sold ...........    (216,130,078)       (124,942)        (53,853)        (26,308)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....      (2,276,513)         11,559           7,449           4,921
  Change in unrealized gain (loss)
   on investments ...........................      79,434,320          40,599          (5,301)         20,230
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........      77,157,807          52,158           2,148          25,151
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................       5,894,860               -               -               -
                                                -------------   -------------   -------------   -------------
      Net increase(decrease) in contract
       owners' equity resulting from
       operations ...........................   $  87,961,850          48,607           1,495          24,296
                                                =============   =============   =============   =============

                                                 AlVPGrIncA      AlVPSmCapVA       ACVPBal        ACVPCapAp
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................           6,944             628          92,318               -
  Mortality and expense risk charges
   (note 3) .................................          (4,026)         (3,045)        (40,764)        (93,439)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............           2,918          (2,417)         51,554         (93,439)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         210,912         364,972         821,084        2361,782
  Cost of mutual fund shares sold ...........        (185,926)       (323,411)       (853,243)     (2,982,019)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          24,986          41,561         (32,159)       (620,237)
  Change in unrealized gain (loss)
   on investments ...........................          50,846          68,703         457,056       1,468,614
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........          75,832         110,264         424,897         848,377
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -           8,078               -               -
                                                -------------   -------------   -------------   -------------
      Net increase(decrease) in contract
       owners' equity resulting from
       operations ...........................          78,750         115,925         476,451         754,938
                                                =============   =============   =============   =============

                                                  ACVPIncGr     ACVPInflaPro       ACVPInt        ACVPUItra
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $      53,276          20,128          61,454               -
  Mortality and expense risk charges
   (note 3) .................................         (26,146)         (4,073)        (76,947)         (5,362)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          27,130          16,055         (15,493)         (5,362)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         828,018         284,019       2,807,667       1,545,969
  Cost of mutual fund shares sold ...........        (659,417)       (283,364)     (2,936,660)     (1,553,392)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         168,601             655        (128,993)         (7,423)
  Change in unrealized gain (loss)
   on investments ...........................         221,739           9,790       1,534,838          40,489
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         390,340          10,445       1,405,845          33,066
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -             172               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $     417,470          26,672       1,390,352          27,704
                                                =============   =============   =============   =============

                                                   ACVPVal         CSGPVen        CSIntFoc        CSSmCapGr
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................         129,944               _          59,850               _
  Mortality and expense risk charges
   (note 3) .................................         (92,656)         (5,968)        (40,767)       (103,596)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          37,288          (5,968)         19,083        (103,596)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       4,015,736         277,270         950,759       3,286,563
  Cost of mutual fund shares sold ...........      (3,534,625)       (218,165)       (864,338)     (2,486,875)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         481,111          59,105          86,421         799,688
  Change in unrealized gain (loss)
   on investments ...........................       1,012,962          73,406         694,824         682,170
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........       1,494,073         132,511         781,245       1,481,858
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................         100,800               _               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................       1,632,161         126,543         800,328       1,378,262
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                                 DrySmCapIxS       DrySRGro       DryStkIx        DryVIFApp
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $       7,392          36,080       1,408,140         101,724
  Mortality and expense risk charges
   (note 3) .................................          (8,566)        (69,808)       (535,064)        (45,253)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          (1,174)        (33,728)        873,076          56,471
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         720,708       1,653,034      10,291,131       1,535,992
  Cost of mutual fund shares sold ...........        (589,224)     (2,459,733)    (11,824,016)     (1,380,980)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         131,484        (806,699)     (1,532,885)        155,012
  Change in unrealized gain (loss)
   on investments ...........................         172,260       1,328,566       8,040,385          46,494
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         303,744         521,867       6,507,500         201,506
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................          41,304               -               -               -
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................   $     343,874         488,139       7,380,576         257,977
                                                =============   =============   =============   =============
                                                 DryVIFDevLd     DryVIFGrInc      FedAmLead        FedCapAp
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................             826          30,102             236              48
  Mortality and expense risk charges
   (note 3) .................................          (2,488)        (16,763)           (418)           (117)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          (1,662)         13,339            (182)            (69)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         157,204         501,232           8,549           1,035
  Cost of mutual fund shares sold ...........        (141,214)       (617,819)         (7,970)           (926)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          15,990        (116,587)            579             109
  Change in unrealized gain (loss)
   on investments ...........................          12,674         272,360          10,052           1,916
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........          28,664         155,773          10,631           2,025
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................          27,002         169,112          10,449           1,956
                                                =============   =============   =============   =============

                                                  FedQualBd       FidVIPEI        FidVIPGr        FidVIPHI
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $      68,628       1,144,044         243,960       2,035,634
  Mortality and expense risk charges
   (note 3) .................................         (10,022)       (551,425)       (687,550)       (170,835)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          58,606         592,619        (443,590)      1,864,799
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         872,353       8,195,577       9,346,321      21,439,178
  Cost of mutual fund shares sold ...........        (900,050)     (8,330,036)    (13,259,195)    (19,218,334)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         (27,697)       (134,459)     (3,912,874)      2,220,844
  Change in unrealized gain (loss)
   on investments ...........................         (13,787)      6,772,765       6,531,064      (1,972,719)
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         (41,484)      6,638,306       2,618,190         248,125
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................          15,062         273,300               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $      32,184       7,504,225       2,174,600       2,112,924
                                                =============   =============   =============   =============
                                                  FidVIPOv         FidVIPAM       FidVIPCon      FidVIPIGBdS
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................         198,082         643,386         187,464          15,192
  Mortality and expense risk charges
   (note 3) .................................        (128,515)       (181,994)       (406,716)         (4,419)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          69,567         461,392        (219,252)         10,773
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       2,092,008       2,880,210       5,634,125         620,825
  Cost of mutual fund shares sold ...........      (1,855,921)     (3,409,358)     (5,706,241)       (631,215)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         236,087        (529,148)        (72,116)        (10,390)
  Change in unrealized gain (loss)
   on investments ...........................       1,839,902       1,123,796       7,993,551          18,606
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........       2,075,989         594,648       7,921,435           8,216
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -          10,740
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................       2,145,556       1,056,040       7,702,183          29,729
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                                 FidVIPGrOp      FidVIPMCapS      FidVIPValS     FrVIPRisDiv
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $      22,204               -               -          11,392
  Mortality and expense risk charges
   (note 3) .................................         (28,389)        (13,935)        (16,146)        (10,367)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          (6,185)        (13,935)        (16,146)          1,025
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         716,350         491,820       2,690,263         364,996
  Cost of mutual fund shares sold ...........        (994,285)       (420,100)     (2,480,261)       (319,621)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....        (277,935)         71,720         210,002          45,375
  Change in unrealized gain (loss)
   on investments ...........................         555,712         551,905         (95,148)        136,846
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         277,777         623,625         114,854         182,221
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -           5,608          20,468
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $     271,592         609,690         104,316         203,714
                                                =============   =============   =============   =============
                                                 FTVIPSmCpVal    FrVIPForSec      GVITCVal      GVITDryIntVal
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................           1,484           9,792           5,000          14,760
  Mortality and expense risk charges
   (note 3) .................................          (5,035)         (5,504)         (2,266)         (4,594)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          (3,551)          4,288           2,734          10,166
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         134,375         197,646          55,274         266,320
  Cost of mutual fund shares sold ...........        (113,115)       (171,842)        (46,326)       (242,793)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          21,260          25,804           8,948          23,527
  Change in unrealized gain (loss)
   on investments ...........................         219,705         147,057          47,320         150,304
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         240,965         172,861          56,268         173,831
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................         237,414         177,149          59,002         183,997
                                                =============   =============   =============   =============

                                                GVITDMidCapI     GVITEmMrkts      GVITFHiInc     GVITGlFin1
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $      36,744          17,808          33,194           7,162
  Mortality and expense risk charges
   (note 3) .................................         (48,610)        (13,835)         (2,196)         (4,109)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............         (11,866)          3,973          30,998           3,053
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       1,849,745       1,573,388         425,175         317,972
  Cost of mutual fund shares sold ...........      (1,371,033)     (1,334,879)       (422,071)       (297,131)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         478,712         238,509           3,104          20,841
  Change in unrealized gain (loss)
   on investments ...........................         286,574        (187,562)          1,341          22,641
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         765,286          50,947           4,445          43,482
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................         166,818         154,636               -          31,262
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $     920,238         209,556          35,443          77,797
                                                =============   =============   =============   =============
                                                 GVITGlHlth       GVITGlTech      GVITGlUtl1      GVITGvtBd
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................               -               -           7,418         790,932
  Mortality and expense risk charges
   (note 3) .................................          (7,884)         (9,013)         (2,929)       (108,869)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          (7,884)         (9,013)          4,489         682,063
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         932,369       1,123,742         203,115       4,995,395
  Cost of mutual fund shares sold ...........        (971,925)     (1,078,078)       (165,380)     (5,204,762)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         (39,556)         45,664          37,735        (209,367)
  Change in unrealized gain (loss)
   on investments ...........................          55,376         (46,031)         54,265        (428,372)
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........          15,820            (367)         92,000        (637,739)
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................           4,166               -          46,716         298,626
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................          12,102          (9,380)        143,205         342,950
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                                  GVITGrowth      GVITIDAgg       GVITIDCon       GVITIDMod
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $      54,066          19,100          13,018          78,146
  Mortality and expense risk charges
   (note 3) .................................        (120,392)         (8,018)         (4,003)        (23,827)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............         (66,326)         11,082           9,015          54,319
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       1,819,888         222,698         209,097         427,411
  Cost of mutual fund shares sold ...........      (4,936,838)       (189,363)       (196,454)       (360,031)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....      (3,116,950)         33,335          12,643          67,380
  Change in unrealized gain (loss)
   on investments ...........................       4,364,984          71,983          (2,310)        189,320
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........       1,248,034         105,318          10,333         256,700
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -          27,300           5,140          19,510
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $   1,181,708         143,700          24,488         330,529
                                                =============   =============   =============   =============
                                                GVITIDModAgg     GVITIDModCon     GVITIntGro     GVITSMdCpGr
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................          59,358          33,856           2,026               -
  Mortality and expense risk charges
   (note 3) .................................         (22,974)        (11,137)         (1,140)         (9,995)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          36,384          22,719             886          (9,995)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         300,197         172,210         147,742       2,140,761
  Cost of mutual fund shares sold ...........        (236,745)       (151,765)       (142,642)     (1,963,658)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          63,452          20,445           5,100         177,103
  Change in unrealized gain (loss)
   on investments ...........................         223,424          55,620          11,025          (5,663)
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         286,876          76,065          16,125         171,440
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................          48,204           7,790               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................         371,464         106,574          17,011         161,445
                                                =============   =============   =============   =============

                                                  GVITMyMkt       GVITNWFund       GVITLead      GVITSmCapGr
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $     254,094         927,372             562               -
  Mortality and expense risk charges
   (note 3) .................................        (239,268)       (542,138)           (849)        (10,577)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          14,826         385,234            (287)        (10,577)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....      41,434,418       6,177,723         127,157       1,124,812
  Cost of mutual fund shares sold ...........     (41,434,418)     (9,686,214)       (108,189)     (1,018,356)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....               -      (3,508,491)         18,968         106,456
  Change in unrealized gain (loss)
   on investments ...........................               -       9,344,235          (7,534)         82,462
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........               -       5,835,744          11,434         188,918
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -           2,094               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $      14,826       6,220,978          13,241         178,341
                                                =============   =============   =============   =============
                                                 GVITSmCapVal     GVITSmComp      GVITTGroFoc     GVITUSGro
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................              30               -               -               -
  Mortality and expense risk charges
   (note 3) .................................        (103,969)       (185,854)         (1,480)         (6,707)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............        (103,939)       (185,854)         (1,480)         (6,707)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       6,428,617       5,813,238         794,532         831,207
  Cost of mutual fund shares sold ...........      (4,200,648)     (5,071,595)       (696,749)       (867,889)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....       2,227,969         741,643          97,783         (36,682)
  Change in unrealized gain (loss)
   on investments ...........................      (1,098,406)        733,177         (76,678)         78,876
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........       1,129,563       1,474,820          21,105          42,194
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................       1,045,306       3,163,878               -          43,050
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................       2,070,930       4,452,844          19,625          78,537
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                               GVITVKMultiSec      JanBal          JanCapAp        JanGlTech
                                               --------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................  $       56,154           1,814             588               -
  Mortality and expense risk charges
   (note 3) .................................          (8,221)           (392)        (17,406)         (8,182)
                                               --------------   -------------   -------------   -------------
    Net investment income (loss) ............          47,933           1,422         (16,818)         (8,182)
                                               --------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         915,668           9,453       1,457,996         407,483
  Cost of mutual fund shares sold ...........        (904,606)         (8,816)     (1,276,550)       (333,885)
                                               --------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          11,062             637         181,446          73,598
  Change in unrealized gain (loss)
   on investments ...........................          (2,839)          4,089         200,822         (70,981)
                                               --------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........           8,223           4,726         382,268           2,617
                                               --------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                               --------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................  $       56,156           6,148         365,450          (5,565)
                                               ==============   =============   =============   =============
                                                 JanIntGro      JanRMgLgCap    MFSVITInvGrwI    MFSVITValIn
                                               -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................         13,582             860               -             284
  Mortality and expense risk charges
   (note 3) .................................        (12,186)           (305)         (1,241)           (523)
                                               -------------   -------------   -------------   -------------
    Net investment income (loss) ............          1,396             555          (1,241)           (239)
                                               -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....        641,832          69,845         111,895          21,472
  Cost of mutual fund shares sold ...........       (435,978)        (69,504)       (110,909)        (18,422)
                                               -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....        205,854             341             986           3,050
  Change in unrealized gain (loss)
   on investments ...........................         46,089             894          16,004          13,100
                                               -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........        251,943           1,235          16,990          16,150
                                               -------------   -------------   -------------   -------------
  Reinvested capital gains ..................              -           5,250               -             842
                                               -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................        253,339           7,040          15,749          16,753
                                               =============   =============   =============   =============

                                                   NBAMTBal       NBAMTFasc        NBAMTGro       NBAMTGuard
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $         910               -               -           2,382
  Mortality and expense risk charges
   (note 3) .................................            (560)           (241)       (122,271)        (12,390)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............             350            (241)       (122,271)        (10,008)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....          33,470           4,232       3,612,425         498,563
  Cost of mutual fund shares sold ...........         (32,566)         (3,766)     (3,678,212)       (357,280)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....             904             466         (65,787)        141,283
  Change in unrealized gain (loss)
   on investments ...........................           4,443           5,792       2,575,966         151,481
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........           5,347           6,258       2,510,179         292,764
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -             152               -               -
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................   $       5,697           6,169       2,387,908         282,756
                                                =============   =============   =============   =============
                                                  NBAMTLMat      NBAMTMCGrS       NBAMTPart       NBAMSocRes
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................         217,694               -           2,328               -
  Mortality and expense risk charges
   (note 3) .................................         (44,601)         (1,734)       (137,210)           (810)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............         173,093          (1,734)       (134,882)           (810)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       1,878,608         258,684       2,862,874           5,959
  Cost of mutual fund shares sold ...........      (1,876,540)       (243,224)     (2,651,175)         (4,827)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....           2,068          15,460         211,699           1,132
  Change in unrealized gain (loss)
   on investments ...........................        (172,376)         20,124       3,414,183          18,249
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........        (170,308)         35,584       3,625,882          19,381
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................           2,785          33,850       3,491,000          18,571
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                                  OppAggGro        OppBdFd         OppCapAp        OppGlSec
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $           -         620,700          46,112         418,342
  Mortality and expense risk charges
   (note 3) .................................         (15,105)        (90,118)       (104,504)       (248,060)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............         (15,105)        530,582         (58,392)        170,282
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       1,045,613       2,227,685       2,912,724       3,870,507
  Cost of mutual fund shares sold ...........        (969,566)     (2,218,368)     (2,590,637)     (4,017,305)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....          76,047           9,317         322,087        (146,798)
  Change in unrealized gain (loss)
   on investments ...........................         268,323          46,534         548,435       5,762,698
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........         344,370          55,851         870,522       5,615,900
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
     Net increase (decrease) in contract
      owners' equity resulting from
      operations ............................   $     329,265         586,433         812,130       5,786,182
                                                =============   =============   =============   =============
                                                 OppHighInc       OppMSFund       OppMSSmCap      OppMultStr
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................          23,054          13,498               -         156,530
  Mortality and expense risk charges
   (note 3) .................................          (3,025)        (10,908)         (2,876)       (118,739)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............          20,029           2,590          (2,876)         37,791
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....         228,090         638,302         319,347       1,999,990
  Cost of mutual fund shares sold ...........        (221,958)       (567,148)       (285,295)     (1,994,964)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....           6,132          71,154          34,052           5,026
  Change in unrealized gain (loss)
   on investments ...........................          26,739          46,372          41,925       1,342,038
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........          32,871         117,526          75,977       1,347,064
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
     Net increase (decrease) in contract
      owners' equity resulting from
      operations ............................          52,900         120,116          73,101       1,384,855
                                                =============   =============   =============   =============

                                                  PVTGroInc       PVTIntEq         PVTVoyII         StOpp2
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $       1,226           1,660              74               -
  Mortality and expense risk charges
   (note 3) .................................            (460)           (782)           (152)       (262,942)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............             766             878             (78)       (262,942)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....          37,156          54,622           1,122       5,060,109
  Cost of mutual fund shares sold ...........         (34,727)        (48,845)         (1,022)     (5,375,936)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....           2,429           5,777             100        (315,827)
  Change in unrealized gain (loss)
   on investments ...........................           5,108           8,163           1,982       6,108,252
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........           7,537          13,940           2,082       5,792,425
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................   $       8,303          14,818           2,004       5,529,483
                                                =============   =============   =============   =============
                                                   StDisc2         VEWrldBd      VEWrldEMkt       VEWrldHAs
                                                -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................               -         350,920          32,588          20,834
  Mortality and expense risk charges
   (note 3) .................................         (57,587)        (32,639)        (37,709)        (42,536)
                                                -------------   -------------   -------------   -------------
    Net investment income (loss) ............         (57,587)        318,281          (5,121)        (21,702)
                                                -------------   -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....       1,190,618       2,282,703       2,195,648       1,851,614
  Cost of mutual fund shares sold ...........        (894,194)     (2,273,091)     (1,486,897)     (1,315,878)
                                                -------------   -------------   -------------   -------------
    Realized gain (loss) on investments .....         296,424           9,612         708,751         535,736
  Change in unrealized gain (loss)
   on investments ...........................         813,089         (13,258)        452,466         666,602
                                                -------------   -------------   -------------   -------------
    Net gain (loss) on investments ..........       1,109,513          (3,646)      1,161,217       1,202,338
                                                -------------   -------------   -------------   -------------
  Reinvested capital gains ..................               -               -               -               -
                                                -------------   -------------   -------------   -------------
      Net increase (decrease) in contract
       owners' equity resulting from
       operations ...........................       1,051,926         314,635       1,156,096       1,180,636
                                                =============   =============   =============   =============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2004

                                                   VKoreFI         VKEmMkt       VKUSRealEst
                                                -------------   -------------   -------------
Investment activity:
  Reinvested dividends ......................   $       5,548         162,392         233,956
  Mortality and expense risk charges
   (note 3) .................................            (802)        (16,049)       (108,769)
                                                -------------   -------------   -------------
    Net investment income (loss) ............           4,746         146,343         125,187
                                                -------------   -------------   -------------
  Proceeds from mutual fund shares sold .....          38,736       2,681,844       3,983,758
  Cost of mutual fund shares sold ...........         (38,306)     (2,609,088)     (2,866,667)
                                                -------------   -------------   -------------
    Realized gain (loss) on investments .....             430          72,756       1,117,091
  Change in unrealized gain (loss)
   on investments ...........................            (110)        (96,117)      3,194,741
                                                -------------   -------------   -------------
     Net gain (loss) on investments .........             320         (23,361)      4,311,832
                                                -------------   -------------   -------------
  Reinvested capital gains ..................             334          75,894         272,360
                                                -------------   -------------   -------------
       Net increase (decrease) in contract
        owners' equity resulting from
        operations ..........................   $       5,400         198,876       4,709,379
                                                =============   =============   =============

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
Years Ended December 31, 2004 and 2003

                                                          Total                        AIMBValue
                                              -----------------------------   ---------------------------
                                                  2004            2003            2004           2003
                                              -------------   -------------   ------------   ------------
Investment activity:
  Net investment income (loss) .............  $   4,909,183       3,052,110         (3,551)          (294)
  Realized gain (loss) on investments ......     (2,276,513)    (36,230,760)        11,559          4,489
  Change in unrealized gain (loss)
   on investments ..........................     79,434,320     223,498,022         40,599         13,517
  Reinvested capital gains .................      5,894,860         231,065              -              -
                                              -------------   -------------   ------------   ------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ............................     87,961,850     190,550,437         48,607         17,712
                                              -------------   -------------   ------------   ------------
Equity transactions:
  Purchase payments received from
   contract owners (note 6) ................     69,481,040      79,106,617         35,522         13,196
  Transfers between funds ..................              -               -        493,566        174,047
  Surrenders (note 6) ......................    (73,138,728)    (65,928,134)      (101,278)             -
  Death benefits (note 4) ..................     (4,542,616)     (2,595,113)             -              -
  Net policy repayments (loans) (note 5) ...      3,031,442       2,893,261          7,288              -
  Deductions for surrender charges
   (note 2d) ...............................     (1,863,380)     (3,047,308)          (472)             -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) .......................    (45,778,018)    (46,579,808)       (15,900)        (1,479)
  Asset charges (note 3):
    MSP contracts ..........................       (401,693)       (360,513)           (37)           (11)
    LSFP contracts .........................       (408,347)       (348,047)           (81)           (21)
  Adjustments to maintain reserves .........       (276,260)        847,458             84             (6)
                                              -------------   -------------   ------------   ------------
      Net equity transactions ..............    (53,896,560)    (36,011,587)       418,692        185,726
                                              -------------   -------------   ------------   ------------
Net change in contract owners' equity ......     34,065,290     154,538,850        467,299        203,438
Contract owners' equity beginning
 of period .................................    881,562,186     727,023,336        203,438              -
                                              -------------   -------------   ------------   ------------
Contract owners' equity end of period ......  $ 915,627,476     881,562,186        670,737        203,438
                                              =============   =============   ============   ============
CHANGES IN UNITS:
  Beginning units ..........................     42,122,919      43,194,768         15,645              -
                                              -------------   -------------   ------------   ------------
  Units purchased ..........................      8,772,462       9,067,289         39,833         15,769
  Units redeemed ...........................    (11,514,275)    (10,139,138)        (8,668)          (124)
                                              -------------   -------------   ------------   ------------
  Ending units .............................     39,381,106      42,122,919         46,810         15,645
                                              =============   =============   ============   ============
                                                        AIMCapAp                     AIMCapDev
                                              ---------------------------   ---------------------------
                                                  2004           2003           2004           2003
                                              ------------   ------------   ------------   ------------
Investment activity:
  Net investment income (loss) .............          (653)          (235)          (855)          (105)
  Realized gain (loss) on investments ......         7,449            525          4,921            740
  Change in unrealized gain (loss)
   on investments ..........................        (5,301)         8,278         20,230          4,627
  Reinvested capital gains .................             -              -              -              -
                                              ------------   ------------   ------------   ------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ............................         1,495          8,568         24,296          5,262
                                              ------------   ------------   ------------   ------------
Equity transactions:
  Purchase payments received from
   contract owners (note 6) ................        29,196          4,077         13,168         17,738
  Transfers between funds ..................       (26,360)        54,624        148,686         39,891
  Surrenders (note 6) ......................       (10,006)             -           (582)             -
  Death benefits (note 4) ..................             -              -              -              -
  Net policy repayments (loans) (note 5) ...             -              -           (684)             -
  Deductions for surrender charges
   (note 2d) ...............................          (164)             -             (8)             -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) .......................        (2,518)          (554)        (7,884)          (518)
  Asset charges (note 3):
    MSP contracts ..........................             -              -            (16)             -
    LSFP contracts .........................            (8)             -           (191)           (11)
  Adjustments to maintain reserves .........            54             (4)            88             12
                                              ------------   ------------   ------------   ------------
      Net equity transactions ..............        (9,806)        58,143        152,577         57,112
                                              ------------   ------------   ------------   ------------
Net change in contract owners' equity ......        (8,311)        66,711        176,873         62,374
Contract owners' equity beginning
 of period .................................        66,711              -         62,374              -
                                              ------------   ------------   ------------   ------------
Contract owners' equity end of period ......        58,400         66,711        239,247         62,374
                                              ============   ============   ============   ============
CHANGES IN UNITS:
  Beginning units ..........................         5,411              -          4,816              -
                                              ------------   ------------   ------------   ------------
  Units purchased ..........................         2,721          5,459         11,990          4,859
  Units redeemed ...........................        (3,656)           (48)          (724)           (43)
                                              ------------   ------------   ------------   ------------
  Ending units .............................         4,476          5,411         16,082          4,816
                                              ============   ============   ============   ============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                       AIVPGrIncA                     AIVPSmCapVA
                                              -----------------------------   ---------------------------
                                                  2004            2003            2004           2003
                                              -------------   -------------   ------------   ------------
Investment activity:
  Net investment income (loss) .............  $       2,918            (418)        (2,417)          (292)
  Realized gain (loss) on investments ......         24,986              75         41,561            942
  Change in unrealized gain (loss)
   on investments ..........................         50,846          32,761         68,703         20,545
  Reinvested capital gains .................              -               -          8,078             31
                                              -------------   -------------   ------------   ------------
  Net increase (decrease) in contract
   owners' equity resulting from
   operations ..............................         78,750          32,418        115,925         21,226
                                              -------------   -------------   ------------   ------------
Equity transactions:
  Purchase payments received from
   contract owners (note 6) ................        127,076          33,861         49,214         10,110
  Transfers between funds ..................        398,776         352,236        631,852        188,663
  Surrenders (note 6) ......................        (64,460)            (29)       (86,583)        (7,886)
  Death benefits (note 4) ..................              -               -              -              -
  Net policy repayments (loans) (note 5) ...         (5,074)          1,309        (52,904)         1,348
  Deductions for surrender charges
   (note 2d) ...............................         (1,890)             (1)          (147)          (364)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) .......................        (34,606)         (3,094)       (15,714)        (1,814)
  Asset charges (note 3):
    MSP contracts ..........................           (855)           (130)          (504)           (97)
    LSFP contracts .........................           (788)           (188)          (194)             -
  Adjustments to maintain reserves .........            127              (5)           201            155
                                              -------------   -------------   ------------   ------------
      Net equity transactions ..............        418,306         383,959        525,221        190,115
                                              -------------   -------------   ------------   ------------
Net change in contract owners' equity ......        497,056         416,377        641,146        211,341
Contract owners' equity beginning
 of period .................................        416,377               -        211,341              -
                                              -------------   -------------   ------------   ------------
Contract owners' equity end of period ......  $     913,433         416,377        852,487        211,341
                                              =============   =============   ============   ============
CHANGES IN UNITS:
  Beginning units ..........................         33,587               -         15,381              -
                                              -------------   -------------   ------------   ------------
  Units purchased ..........................         40,603          33,907         46,840         15,534
  Units redeemed ...........................         (7,732)           (320)        (9,837)          (153)
                                              -------------   -------------   ------------   ------------
  Ending units .............................         66,458          33,587         52,384         15,381
                                              =============   =============   ============   ============
                                                        ACVPBal                      ACVPCapAp
                                              ---------------------------   ---------------------------
                                                  2004           2003            2004          2003
                                              ------------   ------------   ------------   ------------
Investment activity:
  Net investment income (loss) .............        51,554         90,489        (93,439)       (92,344)
  Realized gain (loss) on investments ......       (32,159)      (326,105)      (620,237)    (1,902,562)
  Change in unrealized gain (loss)
   on investments ..........................       457,056      1,118,651      1,468,614      4,110,801
  Reinvested capital gains .................             -              -              -              -
                                              ------------   ------------   ------------   ------------
  Net increase (decrease) in contract
   owners' equity resulting from
   operations ..............................       476,451        883,035        754,938      2,115,895
                                              ------------   ------------   ------------   ------------
Equity transactions:
  Purchase payments received from
   contract owners (note 6) ................       391,466        538,281      1,058,944      1,235,265
  Transfers between funds ..................        23,106        193,768       (952,342)      (407,015)
  Surrenders (note 6) ......................      (473,397)      (281,959)    (1,043,813)      (646,593)
  Death benefits (note 4) ..................       (57,230)       (12,858)       (30,998)        (3,714)
  Net policy repayments (loans) (note 5) ...        42,342        (42,073)      (171,170)       102,148
  Deductions for surrender charges
   (note 2d) ...............................        (9,903)       (13,033)       (13,664)       (29,887)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) .......................      (273,398)      (292,765)      (713,770)      (791,534)
  Asset charges (note 3):
    MSP contracts ..........................        (4,296)        (3,799)        (4,329)        (4,502)
    LSFP contracts .........................        (1,547)        (1,595)        (2,365)        (2,026)
  Adjustments to maintain reserves .........       (16,752)         3,370         13,111         32,991
                                              ------------   ------------   ------------   ------------
      Net equity transactions ..............      (379,609)        87,337     (1,860,396)      (514,867)
                                              ------------   ------------   ------------   ------------
Net change in contract owners' equity ......        96,842        970,372     (1,105,458)     1,601,028
Contract owners' equity beginning
 of period .................................     5,629,641      4,659,269     13,098,949     11,497,921
                                              ------------   ------------   ------------   ------------
Contract owners' equity end of period ......     5,726,483      5,629,641     11,993,491     13,098,949
                                              ============   ============   ============   ============
CHANGES IN UNITS:
  Beginning units ..........................       281,953        277,290        787,974        839,237
                                              ------------   ------------   ------------   ------------
  Units purchased ..........................        46,826         47,943        104,451        118,180
  Units redeemed ...........................       (64,879)       (43,280)      (234,331)      (169,443)
                                              ------------   ------------   ------------   ------------
  Ending units .............................       263,900        281,953        658,094        787,974
                                              ============   ============   ============   ============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                              ACVPIncGr                        ACVPInflaPro
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       27,130           19,586           16,055              443
  Realized gain (loss) on investments ..........          168,601         (256,841)             655             (225)
  Change in unrealized gain (loss)
   on investments ..............................          221,739        1,047,403            9,790            1,001
  Reinvested capital gains .....................                -                -              172               18
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................          417,470          810,148           26,672            1,237
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          226,060          359,246           87,896           19,342
  Transfers between funds ......................          (75,266)          82,945          819,828           66,741
  Surrenders (note 6) ..........................         (296,076)        (322,295)         (18,824)               -
  Death benefits (note 4) ......................                -          (10,466)               -                -
  Net policy repayments (loans) (note 5) .......           (5,576)         (17,312)          (2,120)         (10,850)
  Deductions for surrender charges (note 2d) ...          (15,820)         (14,897)             (64)               -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................         (168,154)        (173,350)         (24,724)          (1,292)
  Asset charges (note 3):
    MSP contracts ..............................           (2,732)          (2,173)            (158)               -
    LSFP contracts .............................           (1,729)          (2,145)             (47)             (30)
  Adjustments to maintain reserves .............              242              (19)             (36)             (12)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................         (339,051)        (100,466)         861,751           73,899
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........           78,419          709,682          888,423           75,136
Contract owners' equity beginning
 of period .....................................        3,742,003        3,032,321           75,136                -
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $    3,820,422        3,742,003          963,559           75,136
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          353,293          368,062            7,313                -
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           49,103           51,709           85,609            8,499
  Units redeemed ...............................          (80,382)         (66,478)          (3,676)          (1,186)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          322,014          353,293           89,246            7,313
                                                   ==============   ==============   ==============   ==============

                                                               ACVPInt                          ACVPUltra
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................          (15,493)           1,294           (5,362)          (2,083)
  Realized gain (loss) on investments ..........         (128,993)      (1,820,628)          (7,423)          22,471
  Change in unrealized gain (loss)
   on investments ..............................        1,534,838        4,044,090           40,489           31,622
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................        1,390,352        2,224,756           27,704           52,010
                                                   --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          772,956        1,270,341           69,390           51,821
  Transfers between funds ......................       (1,004,794)        (927,232)         446,860          637,951
  Surrenders (note 6) ..........................         (865,282)      (1,014,639)         (19,123)         (38,610)
  Death benefits (note 4) ......................          (17,724)         (23,621)         (10,646)               -
  Net policy repayments (loans) (note 5) .......          (12,270)          63,696           (6,214)        (205,636)
  Deductions for surrender charges (note 2d) ...          (31,075)         (46,898)            (226)          (1,785)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................         (494,264)        (546,856)         (26,972)         (10,651)
  Asset charges (note 3):
    MSP contracts ..............................           (3,576)          (3,290)            (876)            (419)
    LSFP contracts .............................           (6,467)          (6,570)            (642)            (145)
  Adjustments to maintain reserves .............          (16,185)          11,971              122         (104,636)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................       (1,678,681)      (1,223,098)         451,673          327,890
                                                   --------------   --------------   --------------   --------------
Net change in contract owners' equity ..........         (288,329)       1,001,658          479,377          379,900
Contract owners' equity beginning
 of period .....................................       11,474,398       10,472,740          466,000           86,100
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........       11,186,069       11,474,398          945,377          466,000
                                                   ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ..............................          762,045          860,438           46,927           10,760
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           92,138          107,107           49,139           66,318
  Units redeemed ...............................         (203,609)        (205,500)          (9,548)         (30,151)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          650,574          762,045           86,518           46,927
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                               ACVPVal                           CSGPVen
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       37,288           38,127           (5,968)          (5,477)
  Realized gain (loss) on investments ..........          481,111         (468,624)          59,105          142,046
  Change in unrealized gain (loss)
   on investments ..............................        1,012,962        3,272,161           73,406          162,735
  Reinvested capital gains .....................          100,800                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................        1,632,161        2,841,664          126,543          299,304
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          901,250          890,906           52,592           72,537
  Transfers between funds ......................         (334,816)        (303,398)        (128,082)        (646,030)
  Surrenders (note 6) ..........................       (1,231,770)      (1,332,433)         (41,977)         (81,611)
  Death benefits (note 4) ......................          (68,752)         (32,386)          (4,548)               -
  Net policy repayments (loans) (note 5) .......          258,974          388,906           (7,418)           7,169
  Deductions for surrender charges (note 2d) ...          (21,878)         (61,587)          (1,426)          (3,772)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................         (501,372)        (506,696)         (39,452)         (44,504)
  Asset charges (note 3):
    MSP contracts ..............................           (7,193)          (5,716)            (483)            (353)
    LSFP contracts .............................           (8,766)          (8,230)            (641)            (481)
  Adjustments to maintain reserves .............              745          (10,775)              83               (5)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................       (1,013,578)        (981,409)        (171,352)        (697,050)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........          618,583        1,860,255          (44,809)        (397,746)
Contract owners' equity beginning
 of period .....................................       12,750,977       10,890,722          875,066        1,272,812
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $   13,369,560       12,750,977          830,257          875,066
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          672,518          735,597           81,649          174,334
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................          133,333          105,740            9,118           19,057
  Units redeemed ...............................         (184,657)        (168,819)         (25,069)        (111,742)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          621,194          672,518           65,698           81,649
                                                   ==============   ==============   ==============   ==============

                                                              CSIntFoc                          CSSmCapGr
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................           19,083          (11,298)        (103,596)         (89,532)
  Realized gain (loss) on investments ..........           86,421          (57,724)         799,688       (1,559,060)
  Change in unrealized gain (loss)
   on investments ..............................          694,824        1,638,617          682,170        6,398,613
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................          800,328        1,569,595        1,378,262        4,750,021
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          482,274          589,111        1,143,502        1,395,647
  Transfers between funds ......................         (155,782)        (322,319)        (962,634)          22,985
  Surrenders (note 6) ..........................         (367,092)        (404,585)      (1,237,023)        (782,163)
  Death benefits (note 4) ......................          (18,522)         (10,839)         (28,560)         (36,374)
  Net policy repayments (loans) (note 5) .......           (5,770)          55,209           77,356          (59,178)
  Deductions for surrender charges (note 2d) ...          (14,049)         (18,701)         (43,380)         (36,153)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................         (305,216)        (302,094)        (769,020)        (769,185)
  Asset charges (note 3):
    MSP contracts ..............................           (3,639)          (2,338)          (4,704)          (3,361)
    LSFP contracts .............................           (5,035)          (4,458)          (9,701)          (7,181)
  Adjustments to maintain reserves .............              501           (2,077)           1,336             (161)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................         (392,330)        (423,091)      (1,832,828)        (275,124)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........          407,998        1,146,504         (454,566)       4,474,897
Contract owners' equity beginning
 of period .....................................        6,195,578        5,049,074       14,884,787       10,409,890
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........        6,603,576        6,195,578       14,430,221       14,884,787
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          591,551          637,322          906,285          932,671
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           85,208           90,205          134,426          132,389
  Units redeemed ...............................         (123,577)        (135,976)        (239,399)        (158,775)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          553,182          591,551          801,312          906,285
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                             DrySmCapIxS                        DrySRGro
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       (1,174)          (1,552)         (33,728)         (57,090)
  Realized gain (loss) on investments ..........          131,484           65,355         (806,699)        (745,207)
  Change in unrealized gain (loss)
   on investments ..............................          172,260          101,495        1,328,566        2,849,243
  Reinvested capital gains .....................           41,304            5,323                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
    owners' equity resulting from
    operations .................................          343,874          170,621          488,139        2,046,946
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          161,358           34,884        1,128,736        1,300,735
  Transfers between funds ......................          630,836          554,704         (666,026)        (354,728)
  Surrenders (note 6) ..........................          (64,217)         (53,225)        (831,998)        (728,259)
  Death benefits (note 4) ......................                -                -          (37,622)         (47,698)
  Net policy repayments (loans) (note 5) .......          (40,932)         (11,377)          15,494           95,761
  Deductions for surrender charges (note 2d) ...           (3,743)          (2,460)         (23,562)         (33,661)
   Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ..........................          (47,766)         (12,026)        (714,430)        (774,418)
  Asset charges (note 3):
    MSP contracts ..............................           (2,217)            (681)          (2,730)          (2,600)
    LSFP contracts .............................           (1,297)            (142)          (3,474)          (3,343)
  Adjustments to maintain reserves .............              157          325,606           (4,322)           4,702
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................          632,179          835,283       (1,139,934)        (543,509)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........          976,053        1,005,904         (651,795)       1,503,437
Contract owners' equity beginning
 of period .....................................        1,116,634          110,730        9,989,459        8,486,022
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $    2,092,687        1,116,634        9,337,664        9,989,459
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          106,585           14,471          474,191          505,221
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           76,878          101,010           89,754           81,656
  Units redeemed ...............................          (18,449)          (8,896)        (143,507)        (112,686)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          165,014          106,585          420,438          474,191
                                                   ==============   ==============   ==============   ==============

                                                               DryStkIx                         DryVIFApp
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................          873,076          545,235           56,471           39,229
  Realized gain (loss) on investments ..........       (1,532,885)      (2,046,981)         155,012       (1,007,708)
  Change in unrealized gain (loss)
   on investments ..............................        8,040,385       18,594,894           46,494        2,073,274
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
    owners' equity resulting from
    operations .................................        7,380,576       17,093,148          257,977        1,104,795
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................        5,819,012        6,831,591          473,540          532,770
  Transfers between funds ......................         (761,242)        (215,290)        (289,280)          14,944
  Surrenders (note 6) ..........................       (5,274,180)      (4,911,709)        (612,235)        (525,761)
  Death benefits (note 4) ......................          (76,370)        (106,620)          (3,640)          (2,993)
  Net policy repayments (loans) (note 5) .......          (19,290)          43,990          127,596          (21,948)
  Deductions for surrender charges (note 2d) ...         (169,358)        (227,027)         (17,243)         (24,302)
   Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ..........................       (3,849,024)      (3,976,253)        (276,726)        (302,722)
  Asset charges (note 3):
    MSP contracts ..............................          (33,721)         (28,833)          (1,480)          (1,612)
    LSFP contracts .............................          (64,318)         (52,162)          (6,503)          (5,859)
  Adjustments to maintain reserves .............          (17,510)          32,979              917           (5,161)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................       (4,446,001)      (2,609,334)        (605,054)        (342,644)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........        2,934,575       14,483,814         (347,077)         762,151
Contract owners' equity beginning
 of period .....................................       78,302,969       63,819,155        6,495,336        5,733,185
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........       81,237,544       78,302,969        6,148,259        6,495,336
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................        3,212,360        3,317,324          503,372          534,799
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................          503,402          472,303           64,225           59,732
  Units redeemed ...............................         (691,124)        (577,267)        (110,899)         (91,159)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................        3,024,638        3,212,360          456,698          503,372
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                             DryVIFDevLd                       DryVIFGrInc
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       (1,662)            (176)          13,339            3,402
  Realized gain (loss) on investments ..........           15,990            1,050         (116,587)        (316,811)
  Change in unrealized gain (loss)
   on investments ..............................           12,674           13,125          272,360          800,579
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................           27,002           13,999          169,112          487,170
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................           35,436            2,943          190,266          198,654
  Transfers between funds ......................          297,292          161,527         (177,546)          78,440
  Surrenders (note 6) ..........................          (63,513)               -          (81,752)        (148,469)
  Death benefits (note 4) ......................                -                -             (634)         (10,153)
  Net policy repayments (loans) (note 5) .......          (14,384)               -          (28,366)         (11,543)
  Deductions for surrender charges (note 2d) ...           (2,314)               -           (2,029)          (6,862)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................          (19,066)          (2,014)        (121,480)        (125,126)
  Asset charges (note 3):
    MSP contracts ..............................              (84)             (57)          (2,069)          (1,904)
    LSFP contracts .............................             (332)            (140)          (2,022)          (1,694)
  Adjustments to maintain reserves .............               71                8              177               19
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................          233,106          162,267         (225,455)         (28,638)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........          260,108          176,266          (56,343)         458,532
Contract owners' equity beginning
 of period .....................................          176,266                -        2,515,058        2,056,526
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $      436,374          176,266        2,458,715        2,515,058
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................           13,709                -          203,263          208,582
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           24,841           13,890           23,926           34,554
  Units redeemed ...............................           (7,834)            (181)         (41,301)         (39,873)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................           30,716           13,709          185,888          203,263
                                                   ==============   ==============   ==============   ==============

                                                              FedAmLead                          FedCapAp
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................             (182)             (11)             (69)             (12)
  Realized gain (loss) on investments ..........              579              (37)             109              (39)
  Change in unrealized gain (loss)
   on investments ..............................           10,052              814            1,916              500
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................           10,449              766            1,956              449
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................           18,822               40            2,036            2,649
  Transfers between funds ......................           77,360           13,081           16,614            3,624
  Surrenders (note 6) ..........................                -                -                -                -
  Death benefits (note 4) ......................                -                -                -                -
  Net policy repayments (loans) (note 5) .......                -                -                -                -
  Deductions for surrender charges (note 2d) ...                -                -                -                -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................           (1,294)             (58)          (1,082)             (86)
  Asset charges (note 3):
    MSP contracts ..............................                -                -                -                -
    LSFP contracts .............................               (8)               -                -                -
  Adjustments to maintain reserves .............               26                6               61               (6)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................           94,906           13,069           17,629            6,181
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........          105,355           13,835           19,585            6,630
Contract owners' equity beginning
 of period .....................................           13,835                -            6,630                -
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........          119,190           13,835           26,215            6,630
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................            1,104                -              553                -
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................            7,714            1,109            1,582              561
  Units redeemed ...............................             (102)              (5)             (89)              (8)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................            8,716            1,104            2,046              553
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                              FedQualBd                         FidVIPEI
                                                   -------------------------------   -------------------------------
                                                        2004              2003            2004              2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       58,606           56,680          592,619          650,310
  Realized gain (loss) on investments ..........          (27,697)          45,165         (134,459)      (1,651,935)
  Change in unrealized gain (loss)
   on investments ..............................          (13,787)         (31,320)       6,772,765       17,928,029
  Reinvested capital gains .....................           15,062                -          273,300                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................           32,184           70,525        7,504,225       16,926,404
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................          109,548          166,447        4,682,522        5,470,555
  Transfers between funds ......................         (263,806)         468,108         (609,102)         195,335
  Surrenders (note 6) ..........................         (280,016)        (210,375)      (5,559,758)      (4,143,940)
  Death benefits (note 4) ......................                -                -         (453,804)        (191,683)
  Net policy repayments (loans) (note 5) .......            5,516          (17,519)        (281,628)         144,919
  Deductions for surrender charges (note 2d) ...           (1,758)          (9,724)        (138,476)        (191,540)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................          (79,436)        (103,142)      (3,619,962)      (3,618,312)
  Asset charges (note 3):
    MSP contracts ..............................           (1,037)            (885)         (35,698)         (28,378)
    LSFP contracts .............................             (241)            (634)         (26,478)         (22,049)
  Adjustments to maintain reserves .............            1,802           (1,664)           6,794           (7,981)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................         (509,428)         290,612       (6,035,590)      (2,393,074)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........         (477,244)         361,137        1,468,635       14,533,330
Contract owners' equity beginning
 of period .....................................        1,623,752        1,262,615       74,284,791       59,751,461
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $    1,146,508        1,623,752       75,753,426       74,284,791
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          145,750          117,678        2,059,854        2,146,294
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................           25,226           64,282          252,033          270,295
  Units redeemed ...............................          (71,072)         (36,210)        (438,091)        (356,735)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................           99,904          145,750        1,873,796        2,059,854
                                                   ==============   ==============   ==============   ==============


                                                               FidVIPGr                          FidVIPHI
                                                   -------------------------------   -------------------------------
                                                        2004             2003            2004              2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................         (443,590)        (423,142)       1,864,799        1,212,817
  Realized gain (loss) on investments ..........       (3,912,874)      (5,517,543)       2,220,844          257,996
  Change in unrealized gain (loss)
   on investments ..............................        6,531,064       29,260,774       (1,972,719)       4,109,732
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................        2,174,600       23,320,089        2,112,924        5,580,545
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................        7,682,530        9,045,995        1,274,410        1,736,677
  Transfers between funds ......................       (3,502,668)      (2,370,299)        (850,270)         943,588
  Surrenders (note 6) ..........................       (6,015,624)      (5,367,306)      (1,847,641)      (1,521,127)
  Death benefits (note 4) ......................         (203,234)        (187,564)        (235,720)        (280,214)
  Net policy repayments (loans) (note 5) .......         (163,886)         547,985         (269,810)         (48,477)
  Deductions for surrender charges (note 2d) ...         (122,330)        (248,086)         (63,387)         (70,309)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................       (5,031,380)      (5,278,346)      (1,112,912)      (1,212,987)
  Asset charges (note 3):
    MSP contracts ..............................          (23,346)         (22,563)         (15,003)         (15,750)
    LSFP contracts .............................          (29,338)         (26,103)         (10,950)         (10,973)
  Adjustments to maintain reserves .............           43,880           (1,039)          31,312          (20,215)
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................       (7,365,396)      (3,907,326)      (3,099,971)        (499,787)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........       (5,190,796)      19,412,763         (987,047)       5,080,758
Contract owners' equity beginning
 of period .....................................       95,076,199       75,663,436       25,786,807       20,706,049
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........       89,885,403       95,076,199       24,799,760       25,786,807
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................        2,758,125        2,922,853        1,189,559        1,206,230
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................          419,056          414,867          161,920          156,030
  Units redeemed ...............................         (708,993)        (579,595)        (316,441)        (172,701)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................        2,468,188        2,758,125        1,035,038        1,189,559
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                               FidVIPOv                         FidVIPAM
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................   $       69,567            5,925          461,392          644,420
  Realized gain (loss) on investments ..........          236,087         (262,828)        (529,148)        (578,106)
  Change in unrealized gain (loss)
   on investments ..............................        1,839,902        5,358,106        1,123,796        3,592,165
  Reinvested capital gains .....................                -                -                -                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................        2,145,556        5,101,203        1,056,040        3,658,479
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................        1,200,290        1,605,394        1,362,064        1,656,663
  Transfers between funds ......................          242,818          234,691         (575,488)        (262,954)
  Surrenders (note 6) ..........................       (1,183,433)      (1,417,940)      (1,751,498)      (1,951,807)
  Death benefits (note 4) ......................          (69,402)         (49,771)        (100,692)        (146,560)
  Net policy repayments (loans) (note 5) .......           28,242           87,313          (60,134)         196,742
  Deductions for surrender charges (note 2d) ...          (19,778)         (65,539)         (25,977)         (90,216)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................         (785,808)        (742,808)      (1,042,868)      (1,139,485)
  Asset charges (note 3):
    MSP contracts ..............................           (5,129)          (3,909)          (8,291)          (6,820)
    LSFP contracts .............................           (7,924)          (5,162)          (4,465)          (3,784)
  Adjustments to maintain reserves .............           (4,815)          23,666           (5,288)           1,925
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................         (604,939)        (334,065)      (2,212,637)      (1,746,296)
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........        1,540,617        4,767,138       (1,156,597)       1,912,183
Contract owners' equity beginning of period ....       17,192,760       12,425,622       24,255,904       22,343,721
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........   $   18,733,377       17,192,760       23,099,307       24,255,904
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................          929,231          968,581          929,268        1,013,935
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................          189,869          154,575          200,959          152,269
  Units redeemed ...............................         (251,558)        (193,925)        (300,917)        (236,936)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................          867,542          929,231          829,310          929,268
                                                   ==============   ==============   ==============   ==============

                                                              FidVIPCon                        FidVIPIGBdS
                                                   -------------------------------   -------------------------------
                                                        2004             2003             2004             2003
                                                   --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) .................         (219,252)        (137,237)          10,773             (467)
  Realized gain (loss) on investments ..........          (72,116)      (1,243,309)         (10,390)              77
  Change in unrealized gain (loss)
   on investments ..............................        7,993,551       13,191,640           18,606            4,485
  Reinvested capital gains .....................                -                -           10,740                -
                                                   --------------   --------------   --------------   --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations ................................        7,702,183       11,811,094           29,729            4,095
                                                   --------------   --------------   --------------   --------------

Equity transactions:
  Purchase payments received from
   contract owners (note 6) ....................        3,768,052        4,167,255          120,520            4,528
  Transfers between funds ......................          930,944          252,182          822,392          237,978
  Surrenders (note 6) ..........................       (3,850,752)      (2,630,439)        (242,179)            (857)
  Death benefits (note 4) ......................         (136,828)        (139,232)               -                -
  Net policy repayments (loans) (note 5) .......         (343,396)        (145,214)         (10,414)          (2,527)
  Deductions for surrender charges (note 2d) ...         (183,454)        (121,583)          (5,992)             (40)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ...........................       (2,563,618)      (2,566,971)         (33,280)          (2,890)
  Asset charges (note 3):
    MSP contracts ..............................          (20,179)         (15,681)            (594)               -
    LSFP contracts .............................          (28,070)         (22,686)          (1,132)             (35)
  Adjustments to maintain reserves .............            7,627            6,533              110                5
                                                   --------------   --------------   --------------   --------------
      Net equity transactions ..................       (2,419,674)      (1,215,836)         649,431          236,162
                                                   --------------   --------------   --------------   --------------

Net change in contract owners' equity ..........        5,282,509       10,595,258          679,160          240,257
Contract owners' equity beginning
 of period .....................................       54,672,650       44,077,392          240,257                -
                                                   --------------   --------------   --------------   --------------
Contract owners' equity end of period ..........       59,955,159       54,672,650          919,417          240,257
                                                   ==============   ==============   ==============   ==============

CHANGES IN UNITS:
  Beginning units ..............................        2,298,709        2,364,387           23,615                -
                                                   --------------   --------------   --------------   --------------
  Units purchased ..............................          298,867          311,477           89,463           24,251
  Units redeemed ...............................         (401,044)        (377,155)         (26,068)            (636)
                                                   --------------   --------------   --------------   --------------
  Ending units .................................        2,196,532        2,298,709           87,010           23,615
                                                   ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                       FidVIPGrOp                        FidVIPMCapS
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $       (6,185)           1,460          (13,935)          (1,105)
  Realized gain (loss) on investments ....................         (277,935)        (341,822)          71,720           16,699
  Change in unrealized gain (loss) on investments ........          555,712        1,280,096          551,905           58,136
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          271,592          939,734          609,690           73,730
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          404,720          452,147          336,798           48,341
  Transfers between funds ................................          107,890          249,767        3,000,958          634,806
  Surrenders (note 6) ....................................         (301,588)        (246,768)        (232,890)             (77)
  Death benefits (note 4) ................................          (16,426)         (13,232)               -                -
  Net policy repayments (loans) (note 5) .................           30,642          (11,656)         (59,662)          (8,758)
  Deductions for surrender charges (note 2d) .............          (16,966)         (11,406)          (5,869)              (4)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (210,638)        (217,262)         (93,814)          (7,104)
  Asset charges (note 3):
    MSP contracts ........................................           (1,797)          (1,664)          (2,020)            (185)
    LSFP contracts .......................................           (3,255)          (2,618)            (878)             (53)
  Adjustments to maintain reserves .......................              185               42              238               (4)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................           (7,233)         197,350        2,942,861          666,962
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          264,359        1,137,084        3,552,551          740,692
Contract owners' equity beginning of period ..............        4,172,118        3,035,034          740,692                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    4,436,477        4,172,118        4,293,243          740,692
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          423,769          398,008           52,810                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           66,328           86,273          219,882           54,049
  Units redeemed .........................................          (67,219)         (60,512)         (25,642)          (1,239)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          422,878          423,769          247,050           52,810
                                                             ==============   ==============   ==============   ==============

                                                                       FidVIPValS                        FrVIPRisDiv
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................          (16,146)          (7,699)           1,025             (903)
  Realized gain (loss) on investments ....................          210,002          189,710           45,375              815
  Change in unrealized gain (loss) on investments ........          (95,148)         186,255          136,846           65,062
  Reinvested capital gains ...............................            5,608           12,819           20,468            1,517
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          104,316          381,085          203,714           66,491
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          205,304          102,826          300,688           80,062
  Transfers between funds ................................         (180,056)       1,755,855        1,348,144          777,906
  Surrenders (note 6) ....................................         (101,474)         (32,768)        (145,801)               -
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................          (44,428)        (131,607)         (18,846)          (1,592)
  Deductions for surrender charges (note 2d) .............           (1,994)          (1,515)          (2,978)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (94,152)         (31,523)         (78,610)          (8,936)
  Asset charges (note 3):
    MSP contracts ........................................           (1,669)          (1,287)          (1,802)            (405)
    LSFP contracts .......................................             (780)            (195)            (775)             (75)
  Adjustments to maintain reserves .......................               53              108              211              (10)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (219,196)       1,659,894        1,400,231          846,950
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................         (114,880)       2,040,979        1,603,945          913,441
Contract owners' equity beginning of period ..............        2,136,777           95,798          913,441                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................        2,021,897        2,136,777        2,517,386          913,441
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          182,656           12,826           74,514                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           34,952          192,628          126,703           75,462
  Units redeemed .........................................          (65,126)         (22,798)         (15,507)            (948)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          152,482          182,656          185,710           74,514
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                      FTVIPSmCpVal                       FrVIPForSec
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $       (3,551)            (295)           4,288              222
  Realized gain (loss) on investments ....................           21,260            8,066           25,804           11,639
  Change in unrealized gain (loss) on investments ........          219,705           14,481          147,057           31,576
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................          237,414           22,252          177,149           43,437
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          106,506           22,558           95,482           40,705
  Transfers between funds ................................        1,438,660          126,262        1,007,026          359,375
  Surrenders (note 6) ....................................          (16,060)            (815)         (51,766)         (57,155)
  Death benefits (note 4) ................................                -                -          (16,632)               -
  Net policy repayments (loans) (note 5) .................           (9,666)            (149)           3,054           (5,716)
  Deductions for surrender charges (note 2d) .............             (267)             (38)            (673)          (2,642)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (37,460)            (955)         (27,632)          (2,429)
  Asset charges (note 3):
    MSP contracts ........................................             (440)               -             (429)             (15)
    LSFP contracts .......................................             (233)             (39)            (827)             (88)
  Adjustments to maintain reserves .......................              199               11               96                6
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................        1,481,239          146,835        1,007,699          332,041
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................        1,718,653          169,087        1,184,848          375,478
Contract owners' equity beginning of period ..............          169,087                -          375,478                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    1,887,740          169,087        1,560,326          375,478
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           12,709                -           28,423                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          106,989           12,866           77,809           33,927
  Units redeemed .........................................           (4,480)            (157)          (6,378)          (5,504)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          115,218           12,709           99,854           28,423
                                                             ==============   ==============   ==============   ==============

                                                                        GVITCVal                        GVITDryIntVal
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................            2,734              333           10,166             (311)
  Realized gain (loss) on investments ....................            8,948            1,653           23,527            9,011
  Change in unrealized gain (loss) on investments ........           47,320           12,566          150,304           18,013
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................           59,002           14,552          183,997           26,713
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           31,332            6,770           83,122           10,916
  Transfers between funds ................................          382,380          110,212        1,119,622          174,077
  Surrenders (note 6) ....................................          (13,645)               -          (29,572)               -
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................            1,954                -          (23,014)               -
  Deductions for surrender charges (note 2d) .............             (116)               -             (489)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (17,250)          (1,889)         (27,700)          (1,134)
  Asset charges (note 3):
    MSP contracts ........................................              (14)              (3)            (372)             (99)
    LSFP contracts .......................................             (113)               -             (431)             (52)
  Adjustments to maintain reserves .......................               97               (8)           2,557               (1)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          384,625          115,082        1,123,723          183,707
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          443,627          129,634        1,307,720          210,420
Contract owners' equity beginning of period ..............          129,634                -          210,420                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................          573,261          129,634        1,518,140          210,420
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           10,283                -           15,258                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           30,754           10,445           81,949           15,359
  Units redeemed .........................................           (2,081)            (162)          (5,705)            (101)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           38,956           10,283           91,502           15,258
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                      GVITDMidCapI                       GVITEmMrkts
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $      (11,866)         (12,730)           3,973             (481)
  Realized gain (loss) on investments ....................          478,712         (157,515)         238,509          149,677
  Change in unrealized gain (loss) on investments ........          286,574        1,649,966         (187,562)         219,942
  Reinvested capital gains ...............................          166,818               40          154,636                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          920,238        1,479,761          209,556          369,138
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          379,206          547,174          106,916          118,749
  Transfers between funds ................................         (208,152)       1,761,755          334,962        1,059,724
  Surrenders (note 6) ....................................         (370,743)        (427,117)        (249,676)        (160,155)
  Death benefits (note 4) ................................          (24,324)         (19,754)               -                -
  Net policy repayments (loans) (note 5) .................          (87,850)         (22,331)           3,154          (11,495)
  Deductions for surrender charges (note 2d) .............          (11,516)         (19,742)          (4,721)          (7,403)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (268,398)        (244,137)         (81,474)         (31,240)
  Asset charges (note 3):
    MSP contracts ........................................           (5,049)          (3,408)          (1,189)            (552)
    LSFP contracts .......................................           (3,951)          (2,402)          (1,029)            (332)
  Adjustments to maintain reserves .......................              356         (140,291)             281            1,906
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (600,421)       1,429,747          107,224          969,202
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          319,817        2,909,508          316,780        1,338,340
Contract owners' equity beginning of period ..............        6,751,719        3,842,211        1,612,207          273,867
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    7,071,536        6,751,719        1,928,987        1,612,207
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          585,904          445,821          142,811           39,708
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           84,218          215,981           55,251          115,260
  Units redeemed .........................................         (136,172)         (75,898)         (55,868)         (12,157)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          533,950          585,904          142,194          142,811
                                                             ==============   ==============   ==============   ==============

                                                                       GVITFHiInc                        GVITGlFin1
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................           30,998            6,330            3,053              131
  Realized gain (loss) on investments ....................            3,104              642           20,841           24,710
  Change in unrealized gain (loss) on investments ........            1,341            4,057           22,641            4,592
  Reinvested capital gains ...............................                -                -           31,262           36,957
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           35,443           11,029           77,797           66,390
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           93,324           11,770           32,914           88,543
  Transfers between funds ................................          514,170          222,001           99,268          159,904
  Surrenders (note 6) ....................................          (63,910)         (27,497)          (6,767)         (18,112)
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................          (10,348)          (3,241)           1,396            2,194
  Deductions for surrender charges (note 2d) .............             (641)          (1,271)            (124)            (837)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (24,318)          (3,710)         (18,622)          (6,395)
  Asset charges (note 3):
    MSP contracts ........................................             (652)            (185)            (202)             (30)
    LSFP contracts .......................................             (119)               -             (147)             (43)
  Adjustments to maintain reserves .......................               82                4              123               11
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          507,588          197,871          107,839          225,235
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          543,031          208,900          185,636          291,625
Contract owners' equity beginning of period ..............          208,900                -          356,116           64,491
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................          751,931          208,900          541,752          356,116
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           18,857                -           29,492            7,495
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           50,816           20,105           10,634           24,908
  Units redeemed .........................................           (7,649)          (1,248)          (2,738)          (2,911)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           62,024           18,857           37,388           29,492
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                       GVITGlHlth                        GVITGlTech
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $       (7,884)          (5,970)          (9,013)          (5,695)
  Realized gain (loss) on investments ....................          (39,556)         138,267           45,664          153,660
  Change in unrealized gain (loss) on investments ........           55,376          (27,859)         (46,031)          95,094
  Reinvested capital gains ...............................            4,166           70,723                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           12,102          175,161           (9,380)         243,059
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           59,664           32,402          186,008           56,062
  Transfers between funds ................................          469,650          700,808         (338,000)         863,669
  Surrenders (note 6) ....................................          (16,305)        (350,559)        (152,345)         (68,772)
  Death benefits (note 4) ................................          (19,378)               -              (32)          (5,717)
  Net policy repayments (loans) (note 5) .................          (34,896)         (42,579)          42,390          (25,530)
  Deductions for surrender charges (note 2d) .............             (285)         (16,203)          (2,819)          (3,179)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (43,152)         (25,020)         (62,196)         (46,421)
  Asset charges (note 3):
    MSP contracts ........................................             (818)            (238)            (430)            (468)
    LSFP contracts .......................................             (512)            (184)            (242)             (39)
  Adjustments to maintain reserves .......................              126               16               71              227
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          414,094          298,443         (327,595)         769,832
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          426,196          473,604         (336,975)       1,012,891
Contract owners' equity beginning of period ..............          629,312          155,708        1,273,981          261,090
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    1,055,508          629,312          937,006        1,273,981
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           56,010           18,805          426,738          134,649
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           42,107           78,585           93,708          342,452
  Units redeemed .........................................          (10,483)         (41,380)        (217,484)         (50,363)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           87,634           56,010          302,962          426,738
                                                             ==============   ==============   ==============   ==============

                                                                       GVITGlUtl1                        GVITGvtBd
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................            4,489             (170)         682,063          486,697
  Realized gain (loss) on investments ....................           37,735            5,237         (209,367)         (19,208)
  Change in unrealized gain (loss) on investments ........           54,265           18,068         (428,372)        (207,136)
  Reinvested capital gains ...............................           46,716                -          298,626           29,787
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          143,205           23,135          342,950          290,140
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           36,290            1,323        1,006,916        1,454,811
  Transfers between funds ................................          807,656          109,537       (2,260,102)      (3,784,652)
  Surrenders (note 6) ....................................          (12,101)        (244,561)      (1,685,271)      (2,627,215)
  Death benefits (note 4) ................................                -                -         (330,542)         (61,806)
  Net policy repayments (loans) (note 5) .................             (458)         254,660          223,756           56,813
  Deductions for surrender charges (note 2d) .............             (145)         (11,304)         (31,821)        (121,434)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (12,034)          (2,583)        (717,200)      (1,071,795)
  Asset charges (note 3):
    MSP contracts ........................................             (196)             (45)         (14,028)         (17,553)
    LSFP contracts .......................................             (233)            (133)          (4,861)          (8,560)
  Adjustments to maintain reserves .......................              119               (4)           9,852          (65,883)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          818,898          106,890       (3,803,301)      (6,247,274)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          962,103          130,025       (3,460,351)      (5,957,134)
Contract owners' equity beginning of period ..............          165,929           35,904       16,424,258       22,381,392
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................        1,128,032          165,929       12,963,907       16,424,258
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           15,619            4,164          735,699        1,024,071
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           69,288           13,650           72,739           91,225
  Units redeemed .........................................           (2,667)          (2,195)        (248,636)        (379,597)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           82,240           15,619          559,802          735,699
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                       GVITGrowth                         GVITIDAgg
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $      (66,326)        (107,563)          11,082            1,896
  Realized gain (loss) on investments ....................       (3,116,950)      (3,868,654)          33,335           44,183
  Change in unrealized gain (loss) on investments ........        4,364,984        8,180,131           71,983           42,877
  Reinvested capital gains ...............................                -                -           27,300            5,518
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................        1,181,708        4,203,914          143,700           94,474
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)        2,420,292        2,819,241          116,778           47,188
  Transfers between funds ................................         (849,524)        (527,911)         816,808          235,905
  Surrenders (note 6) ....................................       (1,371,347)      (1,252,791)        (198,704)          (5,780)
  Death benefits (note 4) ................................          (61,054)         (72,160)               -                -
  Net policy repayments (loans) (note 5) .................          149,202           89,662          (12,542)           1,380
  Deductions for surrender charges (note 2d) .............          (45,401)         (57,906)            (732)            (267)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............       (1,422,256)      (1,446,738)         (50,690)         (22,528)
  Asset charges (note 3):
    MSP contracts ........................................           (4,709)          (4,472)              (9)              (2)
    LSFP contracts .......................................           (8,832)          (7,643)               -                -
  Adjustments to maintain reserves .......................             (393)           4,496               87               28
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................       (1,194,022)        (456,222)         670,996          255,924
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          (12,314)       3,747,692          814,696          350,398
Contract owners' equity beginning of period ..............       17,159,255       13,411,563          496,855          146,457
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $   17,146,941       17,159,255        1,311,551          496,855
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................        1,137,890        1,170,029           45,926           17,710
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          236,511          236,749           84,874           31,669
  Units redeemed .........................................         (318,213)        (268,888)         (24,064)          (3,453)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................        1,056,188        1,137,890          106,736           45,926
                                                             ==============   ==============   ==============   ==============

                                                                        GVITIDCon                         GVITIDMod
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................            9,015            7,043           54,319           19,641
  Realized gain (loss) on investments ....................           12,643            5,929           67,380            5,830
  Change in unrealized gain (loss) on investments ........           (2,310)          16,454          189,320          285,948
  Reinvested capital gains ...............................            5,140            1,440           19,510              946
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................           24,488           30,866          330,529          312,365
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           24,908           32,945          355,834          276,128
  Transfers between funds ................................          243,122           58,691        2,034,482        1,514,517
  Surrenders (note 6) ....................................          (39,863)         (13,603)        (171,362)         (32,051)
  Death benefits (note 4) ................................                -          (11,368)               -                -
  Net policy repayments (loans) (note 5) .................             (418)         (13,680)          11,084          (47,251)
  Deductions for surrender charges (note 2d) .............              (20)            (629)            (621)          (1,481)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (23,128)         (18,893)        (202,360)         (94,023)
  Asset charges (note 3):
    MSP contracts ........................................             (447)            (431)          (4,064)          (1,685)
    LSFP contracts .......................................              (39)            (188)            (617)            (228)
  Adjustments to maintain reserves .......................               61                7              183               28
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          204,176           32,851        2,022,559        1,613,954
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          228,664           63,717        2,353,088        1,926,319
Contract owners' equity beginning of period ..............          381,273          317,556        2,470,014          543,695
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................          609,937          381,273        4,823,102        2,470,014
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           35,654           31,754          228,410           59,819
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           26,633           16,723          217,965          187,414
  Units redeemed .........................................           (7,367)         (12,823)         (37,181)         (18,823)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           54,920           35,654          409,194          228,410
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                      GVITIDModAgg                        GVITIDModCon
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................   $       36,384            10,420            22,719             9,165
  Realized gain (loss) on investments ....................           63,452            (7,574)           20,445            14,955
  Change in unrealized gain (loss) on investments ........          223,424           318,164            55,620            48,943
  Reinvested capital gains ...............................           48,204                 -             7,790             1,142
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          371,464           321,010           106,574            74,205
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          411,256           203,520            76,060            64,735
  Transfers between funds ................................        1,517,198           721,450         1,019,982           353,657
  Surrenders (note 6) ....................................          (68,638)          (22,041)           (9,847)           (4,714)
  Death benefits (note 4) ................................                -                 -                 -           (11,855)
  Net policy repayments (loans) (note 5) .................           21,058            24,606           (16,580)           (6,687)
  Deductions for surrender charges (note 2d) .............             (924)           (1,019)             (108)             (218)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (217,050)         (114,767)          (59,032)          (33,029)
  Asset charges (note 3):
    MSP contracts ........................................             (933)             (396)           (2,435)           (1,050)
    LSFP contracts .......................................             (642)             (454)              (90)             (154)
  Adjustments to maintain reserves .......................              179                18               120               (92)
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................        1,661,504           810,917         1,008,070           360,593
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................        2,032,968         1,131,927         1,114,644           434,798
Contract owners' equity beginning of period ..............        2,074,616           942,689           703,690           268,892
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................   $    4,107,584         2,074,616         1,818,334           703,690
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................          191,327           109,211            64,892            28,027
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................          178,077           101,890           108,440            42,950
  Units redeemed .........................................          (29,038)          (19,774)          (14,488)           (6,085)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................          340,366           191,327           158,844            64,892
                                                             ==============    ==============    ==============    ==============

                                                                        GVITIntGro                         GVITSMdCpGr
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................              886              (438)           (9,995)          (16,320)
  Realized gain (loss) on investments ....................            5,100             9,484           177,103           314,734
  Change in unrealized gain (loss) on investments ........           11,025             5,034            (5,663)          196,161
  Reinvested capital gains ...............................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           17,011            14,080           161,445           494,575
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)            5,288           129,786            68,408           269,326
  Transfers between funds ................................          163,264            14,697        (1,040,164)          905,513
  Surrenders (note 6) ....................................             (145)         (123,145)          (81,738)          (96,786)
  Death benefits (note 4) ................................                -                 -                 -          (126,970)
  Net policy repayments (loans) (note 5) .................           (3,314)             (636)          (33,732)         (261,405)
  Deductions for surrender charges (note 2d) .............               (2)           (5,692)           (2,255)           (4,474)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............           (7,554)           (2,872)          (76,480)          (78,859)
  Asset charges (note 3):
    MSP contracts ........................................              (89)              (19)             (640)             (829)
    LSFP contracts .......................................              (22)              (14)             (700)             (803)
  Adjustments to maintain reserves .......................               37                 7          (721,648)          718,835
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................          157,463            12,112        (1,888,949)        1,323,548
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................          174,474            26,192        (1,727,504)        1,818,123
Contract owners' equity beginning of period ..............           81,249            55,057         2,996,301         1,178,178
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................          255,723            81,249         1,268,797         2,996,301
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................           12,282            11,233           613,017           335,821
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................           25,002             5,032            45,410           418,292
  Units redeemed .........................................           (2,926)           (3,983)         (432,263)         (141,096)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................           34,358            12,282           226,164           613,017
                                                             ==============    ==============    ==============    ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        GVITMyMkt                           GVITNWFund
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................   $       14,826           (48,086)          385,234          (128,378)
  Realized gain (loss) on investments ....................                -                 -        (3,508,491)       (2,319,832)
  Change in unrealized gain (loss) on investments ........                -                 -         9,344,235        18,094,378
  Reinvested capital gains ...............................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           14,826           (48,086)        6,220,978        15,646,168
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)        3,980,268         4,279,006         7,503,374         8,223,681
  Transfers between funds ................................         (834,436)       (6,838,365)       (2,144,250)       (1,394,191)
  Surrenders (note 6) ....................................       (9,992,566)      (10,294,119)       (4,356,117)       (3,227,744)
  Death benefits (note 4) ................................         (525,790)          (68,054)         (462,056)         (241,692)
  Net policy repayments (loans) (note 5) .................        4,435,022           666,422           (89,138)            9,325
  Deductions for surrender charges (note 2d) .............         (223,037)         (475,811)          (94,140)         (149,192)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............       (1,886,032)       (2,163,462)       (5,370,136)       (5,510,734)
  Asset charges (note 3):
    MSP contracts ........................................          (30,803)          (41,707)          (26,151)          (24,994)
    LSFP contracts .......................................          (20,710)          (23,441)          (19,154)          (16,647)
  Adjustments to maintain reserves .......................          (22,191)           22,947            38,325             4,809
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................       (5,120,275)      (14,936,584)       (5,019,443)       (2,327,379)
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................       (5,105,449)      (14,984,670)        1,201,535        13,318,789
Contract owners' equity beginning of period ..............       31,779,903        46,764,573        73,644,353        60,325,564
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................   $   26,674,454        31,779,903        74,845,888        73,644,353
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................        2,142,989         3,181,070         2,521,462         2,622,768
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................          483,724           496,788           429,659           360,701
  Units redeemed .........................................         (848,655)       (1,534,869)         (640,851)         (462,007)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................        1,778,058         2,142,989         2,310,270         2,521,462
                                                             ==============    ==============    ==============    ==============

                                                                         GVITLead                           GVITSmCapGr
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................             (287)             (503)          (10,577)           (9,992)
  Realized gain (loss) on investments ....................           18,968            (3,394)          106,456           245,292
  Change in unrealized gain (loss) on investments ........           (7,534)           22,125            82,462           101,046
  Reinvested capital gains ...............................            2,094                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           13,241            18,228           178,341           336,346
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           32,596            10,592            97,852           251,062
  Transfers between funds ................................           14,952             4,640           158,032           (19,343)
  Surrenders (note 6) ....................................                -                 -           (96,487)          (51,376)
  Death benefits (note 4) ................................                -                 -            (2,000)                -
  Net policy repayments (loans) (note 5) .................           (5,088)          (24,739)           (1,510)          (47,144)
  Deductions for surrender charges (note 2d) .............                -                 -            (3,446)           (2,375)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............           (5,630)           (4,514)          (79,462)          (83,233)
  Asset charges (note 3):
    MSP contracts ........................................              (45)              (61)             (551)             (406)
    LSFP contracts .......................................               (4)                -            (1,199)             (769)
  Adjustments to maintain reserves .......................               80                 7               160              (684)
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................           36,861           (14,075)           71,389            45,732
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................           50,102             4,153           249,730           382,078
Contract owners' equity beginning of period ..............          119,189           115,036         1,641,019         1,258,941
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................          169,291           119,189         1,890,749         1,641,019
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................           11,414            13,679           260,132           265,763
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................            7,054             4,986            49,869            48,697
  Units redeemed .........................................           (4,726)           (7,251)          (44,399)          (54,328)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................           13,742            11,414           265,602           260,132
                                                             ==============    ==============    ==============    ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                       GVITSmCapVal                        GVITSmComp
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................   $     (103,939)          (78,518)         (185,854)         (162,554)
  Realized gain (loss) on investments ....................        2,227,969           405,061           741,643          (941,330)
  Change in unrealized gain (loss) on investments ........       (1,098,406)        4,692,960           733,177         8,912,411
  Reinvested capital gains ...............................        1,045,306                 -         3,163,878                 -
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................        2,070,930         5,019,503         4,452,844         7,808,527
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          983,040           962,419         1,501,060         1,785,411
  Transfers between funds ................................         (974,418)        1,983,387        (1,666,148)          282,080
  Surrenders (note 6) ....................................       (1,561,609)         (962,055)       (1,926,595)       (1,042,745)
  Death benefits (note 4) ................................           (8,604)          (95,096)          (67,214)          (73,828)
  Net policy repayments (loans) (note 5) .................           92,882          (601,100)         (100,620)         (147,834)
  Deductions for surrender charges (note 2d) .............          (29,758)          (44,468)          (48,364)          (48,197)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (576,466)         (507,900)       (1,257,388)       (1,265,654)
  Asset charges (note 3):
    MSP contracts ........................................           (9,432)           (6,907)          (14,551)          (12,510)
    LSFP contracts .......................................          (11,986)          (10,106)          (13,521)          (11,018)
  Adjustments to maintain reserves .......................              755               174            (1,241)            4,535
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................       (2,095,596)          718,348        (3,594,582)         (529,760)
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................          (24,666)        5,737,851           858,262         7,278,767
Contract owners' equity beginning of period ..............       15,008,440         9,270,589        27,363,463        20,084,696
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................   $   14,983,774        15,008,440        28,221,725        27,363,463
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................          872,565           838,299         1,062,343         1,090,705
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................          144,889           202,734           124,727           133,747
  Units redeemed .........................................         (271,048)         (168,468)         (261,158)         (162,109)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................          746,406           872,565           925,912         1,062,343
                                                             ==============    ==============    ==============    ==============

                                                                       GVITTGroFoc                          GVITUSGro
                                                             --------------------------------    --------------------------------
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
Investment activity:
  Net investment income (loss) ...........................           (1,480)           (3,394)           (6,707)           (4,094)
  Realized gain (loss) on investments ....................           97,783           106,095           (36,682)          114,439
  Change in unrealized gain (loss) on investments ........          (76,678)           99,325            78,876            (8,682)
  Reinvested capital gains ...............................                -                 -            43,050            64,799
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           19,625           202,026            78,537           166,462
                                                             --------------    --------------    --------------    --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           30,074            32,050            93,866            38,894
  Transfers between funds ................................         (662,670)          437,266          (223,028)          938,704
  Surrenders (note 6) ....................................          (12,623)         (179,355)          (46,028)          (17,480)
  Death benefits (note 4) ................................                -                 -           (30,522)                -
  Net policy repayments (loans) (note 5) .................          (11,088)          (16,437)            7,548          (146,138)
  Deductions for surrender charges (note 2d) .............             (164)           (8,290)             (531)             (808)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (11,168)          (26,752)          (35,240)          (23,663)
  Asset charges (note 3):
    MSP contracts ........................................              (83)             (220)             (149)              (31)
    LSFP contracts .......................................             (188)             (548)             (267)             (140)
  Adjustments to maintain reserves .......................                2               (75)          (10,401)            8,382
                                                             --------------    --------------    --------------    --------------
      Net equity transactions ............................         (667,908)          237,639          (244,752)          797,720
                                                             --------------    --------------    --------------    --------------
Net change in contract owners' equity ....................         (648,283)          439,665          (166,215)          964,182
Contract owners' equity beginning of period ..............          648,283           208,618         1,045,097            80,915
                                                             --------------    --------------    --------------    --------------
Contract owners' equity end of period ....................                -           648,283           878,882         1,045,097
                                                             ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ........................................          198,969            96,110            84,662             9,894
                                                             --------------    --------------    --------------    --------------
  Units purchased ........................................            8,546           127,213            16,545            93,269
  Units redeemed .........................................         (207,515)          (24,354)          (37,495)          (18,501)
                                                             --------------    --------------    --------------    --------------
  Ending units ...........................................                -           198,969            63,712            84,662
                                                             ==============    ==============    ==============    ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                     GVITVKMultiSec                         JanBal
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $       47,933           71,074            1,422              202
  Realized gain (loss) on investments ....................           11,062           95,127              637                7
  Change in unrealized gain (loss) on investments ........           (2,839)          (5,724)           4,089              875
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................           56,156          160,477            6,148            1,084
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           66,512          157,344           10,398            1,951
  Transfers between funds ................................           55,642         (146,693)          55,766           25,096
  Surrenders (note 6) ....................................         (177,833)        (213,444)          (4,206)               -
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................           (4,728)           7,695                -                -
  Deductions for surrender charges (note 2d) .............           (3,103)          (9,866)             (55)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (48,846)         (64,458)          (1,798)            (176)
  Asset charges (note 3):
    MSP contracts ........................................             (895)            (881)             (40)               -
    LSFP contracts .......................................             (511)            (880)               -                -
  Adjustments to maintain reserves .......................              147           30,616               42                1
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (113,615)        (240,567)          60,107           26,872
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          (57,459)         (80,090)          66,255           27,956
Contract owners' equity beginning of period ..............        1,268,569        1,348,659           27,956                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    1,211,110        1,268,569           94,211           27,956
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           99,033          117,430            2,548                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           18,043           24,936            5,983            2,565
  Units redeemed .........................................          (27,680)         (43,333)            (551)             (17)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           89,396           99,033            7,980            2,548
                                                             ==============   ==============   ==============   ==============

                                                                        JanCapAp                          JanGlTech
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................          (16,818)         (11,135)          (8,182)          (8,186)
  Realized gain (loss) on investments ....................          181,446          (82,197)          73,598         (300,592)
  Change in unrealized gain (loss) on investments ........          200,822          520,550          (70,981)         755,405
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners' equity
     resulting from operations ...........................          365,450          427,218           (5,565)         446,627
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          219,742          282,142          114,866          165,602
  Transfers between funds ................................         (201,086)        (140,161)         (57,688)          32,152
  Surrenders (note 6) ....................................         (228,302)        (148,985)        (124,635)         (78,038)
  Death benefits (note 4) ................................           (1,046)            (719)          (3,682)          (1,735)
  Net policy repayments (loans) (note 5) .................            7,202           (8,914)         (43,396)           1,274
  Deductions for surrender charges (note 2d) .............          (12,387)          (6,886)          (2,916)          (3,607)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (129,148)        (154,480)         (64,060)         (71,915)
  Asset charges (note 3):
    MSP contracts ........................................           (1,595)          (1,377)            (700)            (844)
    LSFP contracts .......................................           (1,379)          (1,316)          (1,047)            (817)
  Adjustments to maintain reserves .......................              141               10               58          (38,722)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (347,858)        (180,686)        (183,200)           3,350
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................           17,592          246,532         (188,765)         449,977
Contract owners' equity beginning of period ..............        2,500,408        2,253,876        1,329,744          879,767
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................        2,518,000        2,500,408        1,140,979        1,329,744
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          409,213          440,390          371,145          357,176
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           54,006           64,043           50,531           91,294
  Units redeemed .........................................         (111,629)         (95,220)        (102,830)         (77,325)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          351,590          409,213          318,846          371,145
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        JanIntGro                           JanRMgLgCap
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $        1,396            3,449              555               (8)
  Realized gain (loss) on investments ....................          205,854           87,839              341              (37)
  Change in unrealized gain (loss) on investments ........           46,089          377,425              894              503
  Reinvested capital gains ...............................                -                -            5,250                -
                                                             --------------   --------------   --------------   --------------
  Net increase (decrease) in contract owners'
   equity resulting from operations ......................          253,339          468,713            7,040              458
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          140,402          390,875            5,478              197
  Transfers between funds ................................          (80,274)        (198,596)          73,042            7,352
  Surrenders (note 6) ....................................         (133,375)        (304,722)            (599)               -
  Death benefits (note 4) ................................           (1,112)          (1,441)               -                -
  Net policy repayments (loans) (note 5) .................          (28,212)          (9,893)          (1,902)               8
  Deductions for surrender charges (note 2d) .............           (3,119)         (14,085)              (8)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (85,374)         (88,680)          (2,700)             (72)
  Asset charges (note 3):
    MSP contracts ........................................             (810)            (670)               -                -
    LSFP contracts .......................................           (1,230)          (1,074)               -                -
  Adjustments to maintain reserves .......................               99             (431)              59               (1)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (193,005)        (228,717)          73,370            7,484
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................           60,334          239,996           80,410            7,942
Contract owners' equity beginning of period ..............        1,721,873        1,481,877            7,942                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    1,782,207        1,721,873           88,352            7,942
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          291,169          334,648              649                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           41,327           43,772            5,915              656
  Units redeemed .........................................          (77,472)         (87,251)            (378)              (7)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          255,024          291,169            6,186              649
                                                             ==============   ==============   ==============   ==============

                                                                      MFSVITInvGrwI                        MFSVITValIn
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................           (1,241)             (68)            (239)             (74)
  Realized gain (loss) on investments ....................              986              113            3,050               38
  Change in unrealized gain (loss) on investments ........           16,004            1,549           13,100            3,849
  Reinvested capital gains ...............................                -                -              842                -
                                                             --------------   --------------   --------------   --------------
  Net increase (decrease) in contract owners'
   equity resulting from operations ......................           15,749            1,594           16,753            3,813
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           15,306              933            9,032            2,515
  Transfers between funds ................................          189,424           55,220          134,988           38,323
  Surrenders (note 6) ....................................           (4,306)          (1,557)         (19,256)               -
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................             (928)               -            1,942             (326)
  Deductions for surrender charges (note 2d) .............             (127)             (72)            (333)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (12,200)            (533)          (3,932)            (617)
  Asset charges (note 3):
    MSP contracts ........................................                -                -              (29)              (7)
    LSFP contracts .......................................              (95)               -             (110)               -
  Adjustments to maintain reserves .......................               86               (2)              56                -
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          187,160           53,989          122,358           39,888
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          202,909           55,583          139,111           43,701
Contract owners' equity beginning of period ..............           55,583                -           43,701                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................          258,492           55,583          182,812           43,701
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................            4,816                -            3,551                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           17,442            5,007           11,128            3,635
  Units redeemed .........................................           (1,606)            (191)          (1,709)             (84)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           20,652            4,816           12,970            3,551
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        NBAMTBal                          NBAMTFasc
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $          350              604             (241)             (42)
  Realized gain (loss) on investments ....................              904             (877)             466              750
  Change in unrealized gain (loss) on investments ........            4,443            8,095            5,792              747
  Reinvested capital gains ...............................                -                -              152                5
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................            5,697            7,822            6,169            1,460
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)            2,606            6,261            6,350              552
  Transfers between funds ................................            4,666           10,323           95,586           10,214
  Surrenders (note 6) ....................................          (29,767)               -          (14,167)            (648)
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................              278               22           13,390             (328)
  Deductions for surrender charges (note 2d) .............             (460)               -             (184)             (30)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............           (3,114)          (2,308)          (2,746)            (505)
  Asset charges (note 3):
    MSP contracts ........................................                -                -              (29)               -
    LSFP contracts .......................................                -                -                -                -
  Adjustments to maintain reserves .......................               19                7               43               (5)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          (25,772)          14,305           98,243            9,250
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          (20,075)          22,127          104,412           10,710
Contract owners' equity beginning of period ..............           68,167           46,040           10,710                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $       48,092           68,167          115,122           10,710
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................            3,415            2,497              854                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................              383            1,044            7,673              926
  Units redeemed .........................................           (1,492)            (126)            (283)             (72)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................            2,306            3,415            8,244              854
                                                             ==============   ==============   ==============   ==============

                                                                        NBAMTGro                         NBAMTGuard
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................         (122,271)        (113,247)         (10,008)           3,217
  Realized gain (loss) on investments ....................          (65,787)      (2,849,105)         141,283         (219,402)
  Change in unrealized gain (loss) on investments ........        2,575,966        6,753,242          151,481          710,906
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................        2,387,908        3,790,890          282,756          494,721
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)        1,422,100        1,709,589          148,296          147,198
  Transfers between funds ................................         (437,744)         119,597           53,930           (5,208)
  Surrenders (note 6) ....................................       (1,321,082)      (2,092,717)         (92,306)        (168,265)
  Death benefits (note 4) ................................          (84,216)         (25,820)               -                -
  Net policy repayments (loans) (note 5) .................           66,888          792,718          (27,708)          (6,356)
  Deductions for surrender charges (note 2d) .............          (30,080)         (96,729)          (2,357)          (7,778)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (972,086)      (1,002,885)         (88,002)         (98,065)
  Asset charges (note 3):
    MSP contracts ........................................           (2,886)          (2,540)          (1,260)          (1,250)
    LSFP contracts .......................................           (5,895)          (5,756)          (1,576)          (1,689)
  Adjustments to maintain reserves .......................           20,840           17,434              117               22
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................       (1,344,161)        (587,109)         (10,866)        (141,391)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................        1,043,747        3,203,781          271,890          353,330
Contract owners' equity beginning of period ..............       16,201,312       12,997,531        1,959,167        1,605,837
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................       17,245,059       16,201,312        2,231,057        1,959,167
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          821,615          866,555          195,762          210,005
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          134,685          140,684           39,197           31,713
  Units redeemed .........................................         (226,112)        (185,624)         (41,743)         (45,956)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          730,188          821,615          193,216          195,762
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        NBAMTLMat                        NBAMTMCGrS
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $      173,093          239,549           (1,734)            (601)
  Realized gain (loss) on investments ....................            2,068           19,906           15,460            7,082
  Change in unrealized gain (loss) on investments ........         (172,376)        (150,522)          20,124            9,663
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................            2,785          108,933           33,850           16,144
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          297,222          419,152           26,634           11,530
  Transfers between funds ................................          (36,250)          90,649           39,838          247,205
  Surrenders (note 6) ....................................         (719,031)      (1,419,276)         (90,743)               -
  Death benefits (note 4) ................................         (279,808)            (398)               -                -
  Net policy repayments (loans) (note 5) .................          212,060          681,836          (19,292)              84
  Deductions for surrender charges (note 2d) .............           (8,138)         (65,601)             (43)               -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (210,888)        (259,691)         (11,196)          (2,747)
  Asset charges (note 3):
    MSP contracts ........................................           (4,235)          (7,524)             (37)               -
    LSFP contracts .......................................           (1,935)          (1,699)            (319)            (148)
  Adjustments to maintain reserves .......................            4,711          (30,720)             113              (12)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (746,292)        (593,272)         (55,045)         255,912
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................         (743,507)        (484,339)         (21,195)         272,056
Contract owners' equity beginning of period ..............        6,257,182        6,741,521          272,056                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    5,513,675        6,257,182          250,861          272,056
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          352,066          390,323           22,177                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           49,406           48,590           13,917           22,437
  Units redeemed .........................................          (96,484)         (86,847)         (18,374)            (260)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          304,988          352,066           17,720           22,177
                                                             ==============   ==============   ==============   ==============

                                                                        NBAMTPart                        NBAMSocRes
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................         (134,882)        (125,663)            (810)            (106)
  Realized gain (loss) on investments ....................          211,699       (2,482,304)           1,132               25
  Change in unrealized gain (loss) on investments ........        3,414,183        8,076,460           18,249            4,282
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................        3,491,000        5,468,493           18,571            4,201
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)        1,811,132        1,956,281          108,636            1,275
  Transfers between funds ................................         (318,362)        (669,643)         100,258           35,670
  Surrenders (note 6) ....................................       (1,489,288)      (2,336,671)               -                -
  Death benefits (note 4) ................................         (163,254)         (73,321)               -                -
  Net policy repayments (loans) (note 5) .................         (174,578)         567,185              (12)             143
  Deductions for surrender charges (note 2d) .............          (71,638)        (108,005)               -                -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............       (1,120,926)      (1,166,922)          (3,546)            (759)
  Asset charges (note 3):
    MSP contracts ........................................          (12,080)         (10,782)             (34)               -
    LSFP contracts .......................................          (18,835)         (15,068)               -                -
  Adjustments to maintain reserves .......................          150,638           (1,353)              55                6
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................       (1,407,191)      (1,858,299)         205,357           36,335
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................        2,083,809        3,610,194          223,928           40,536
Contract owners' equity beginning of period ..............       20,361,047       16,750,853           40,536                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................       22,444,856       20,361,047          264,464           40,536
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          903,543          990,334            3,293                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          148,097          124,453           16,107            3,372
  Units redeemed .........................................         (209,120)        (211,244)            (288)             (79)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          842,520          903,543           19,112            3,293
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        OppAggGro                          OppBdFd
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $      (15,105)         (11,886)         530,582          679,789
  Realized gain (loss) on investments ....................           76,047          229,204            9,317           (4,847)
  Change in unrealized gain (loss) on investments ........          268,323           73,026           46,534          124,933
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          329,265          290,344          586,433          799,875
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          221,836          318,237          901,146          986,173
  Transfers between funds ................................           44,672          301,461         (379,158)        (729,951)
  Surrenders (note 6) ....................................          (45,473)         (68,982)        (859,561)      (1,054,622)
  Death benefits (note 4) ................................          (34,534)          (2,559)        (206,078)         (14,916)
  Net policy repayments (loans) (note 5) .................          (17,348)         (29,327)        (196,780)          (9,225)
  Deductions for surrender charges (note 2d) .............           (2,370)          (3,188)         (26,725)         (48,746)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (120,132)        (122,764)        (612,690)        (683,420)
  Asset charges (note 3):
    MSP contracts ........................................           (1,039)            (660)          (8,648)          (9,531)
    LSFP contracts .......................................             (545)            (166)          (6,365)          (6,190)
  Adjustments to maintain reserves .......................              201          (11,039)           5,975          (37,158)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................           45,268          381,013       (1,388,884)      (1,607,586)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          374,533          671,357         (802,451)        (807,711)
Contract owners' equity beginning of period ..............        1,829,696        1,158,339       13,201,599       14,009,310
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    2,204,229        1,829,696       12,399,148       13,201,599
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          385,863          304,625          607,217          685,876
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          109,911          141,228           91,514           95,828
  Units redeemed .........................................         (105,224)         (59,990)        (159,989)        (174,487)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          390,550          385,863          538,742          607,217
                                                             ==============   ==============   ==============   ==============

                                                                        OppCapAp                          OppGlSec
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................          (58,392)         (49,154)         170,282           (1,280)
  Realized gain (loss) on investments ....................          322,087       (2,159,972)        (146,798)      (4,355,424)
  Change in unrealized gain (loss) on investments ........          548,435        5,578,110        5,762,698       14,079,632
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          812,130        3,368,984        5,786,182        9,722,928
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)        1,223,634        1,377,491        2,032,224        2,087,217
  Transfers between funds ................................       (1,165,538)         369,298          534,826          207,428
  Surrenders (note 6) ....................................         (740,992)        (676,382)      (2,425,284)      (1,759,910)
  Death benefits (note 4) ................................          (50,554)        (134,063)         (90,694)         (49,058)
  Net policy repayments (loans) (note 5) .................          (63,270)        (101,777)        (133,226)         153,062
  Deductions for surrender charges (note 2d) .............          (30,565)         (31,263)         (60,616)         (81,346)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (735,336)        (772,898)      (1,453,212)      (1,383,805)
  Asset charges (note 3):
    MSP contracts ........................................           (5,222)          (5,271)         (12,749)          (9,838)
    LSFP contracts .......................................           (6,153)          (5,208)          (9,658)          (7,297)
  Adjustments to maintain reserves .......................              729           31,756            3,026           22,496
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................       (1,573,267)          51,683       (1,615,363)        (821,051)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................         (761,137)       3,420,667        4,170,819        8,901,877
Contract owners' equity beginning of period ..............       15,037,972       11,617,305       32,880,624       23,978,747
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................       14,276,835       15,037,972       37,051,443       32,880,624
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................        1,025,550        1,030,433        1,150,008        1,190,779
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................          149,997          167,469          254,793          148,719
  Units redeemed .........................................         (259,393)        (172,352)        (309,935)        (189,490)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          916,154        1,025,550        1,094,866        1,150,008
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        OppHighInc                      OppMSFund
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $       20,029             (475)           2,590            2,578
  Realized gain (loss) on investments ....................            6,132            2,808           71,154           81,690
  Change in unrealized gain (loss) on investments ........           26,739           15,287           46,372          214,017
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           52,900           17,620          120,116          298,285
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           44,568           17,306          121,866          100,521
  Transfers between funds ................................          346,876          301,861          187,100          195,608
  Surrenders (note 6) ....................................          (18,234)         (13,447)        (143,536)         (62,594)
  Death benefits (note 4) ................................                -                -                -                -
  Net policy repayments (loans) (note 5) .................          (23,832)          (5,673)            (276)         (42,180)
  Deductions for surrender charges (note 2d) .............             (322)            (622)          (3,173)          (2,893)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (21,854)          (4,568)         (65,446)         (54,561)
  Asset charges (note 3):
    MSP contracts ........................................             (754)            (256)          (1,585)          (1,227)
    LSFP contracts .......................................             (237)             (40)          (1,008)            (811)
  Adjustments to maintain reserves .......................               88              (11)             183               19
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          326,299          294,550           94,125          131,882
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................          379,199          312,170          214,241          430,167
Contract owners' equity beginning of period ..............          312,170                -        1,430,259        1,000,092
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $      691,369          312,170        1,644,500        1,430,259
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           28,013                -          175,119          154,096
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           34,681           30,411           57,917           46,202
  Units redeemed .........................................           (5,424)          (2,398)         (47,690)         (25,179)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           57,270           28,013          185,346          175,119
                                                             ==============   ==============   ==============   ==============

                                                                       OppMSSmCap                        OppMultStr
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................           (2,876)            (584)          37,791          275,544
  Realized gain (loss) on investments ....................           34,052            1,581            5,026         (166,820)
  Change in unrealized gain (loss) on investments ........           41,925           29,320        1,342,038        2,834,011
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................           73,101           30,317        1,384,855        2,942,735
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           43,982           20,279        1,078,916        1,155,345
  Transfers between funds ................................           33,862          365,548          197,728          434,484
  Surrenders (note 6) ....................................          (41,329)          (7,875)      (1,310,498)        (532,500)
  Death benefits (note 4) ................................          (24,258)               -          (50,442)         (18,039)
  Net policy repayments (loans) (note 5) .................            1,010               80          (99,578)         (62,595)
  Deductions for surrender charges (note 2d) .............             (430)            (364)         (19,981)         (24,613)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............          (18,740)          (4,125)        (720,680)        (738,657)
  Asset charges (note 3):
    MSP contracts ........................................             (178)             (37)          (9,268)          (8,381)
    LSFP contracts .......................................              (21)             (53)          (3,641)          (3,405)
  Adjustments to maintain reserves .......................              106               (7)           6,181            1,395
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................           (5,996)         373,446         (931,263)         203,034
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................           67,105          403,763          453,592        3,145,769
Contract owners' equity beginning of period ..............          403,763                -       15,405,023       12,259,254
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................          470,868          403,763       15,858,615       15,405,023
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................           29,251                -          549,203          543,407
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................            6,754           29,584           81,077           76,748
  Units redeemed .........................................           (7,215)            (333)        (114,684)         (70,952)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................           28,790           29,251          515,596          549,203
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        PVTGroInc                         PVTIntEq
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $          766              (40)             878             (131)
  Realized gain (loss) on investments ....................            2,429              (42)           5,777            2,026
  Change in unrealized gain (loss) on investments ........            5,108            1,560            8,163            5,418
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................            8,303            1,478           14,818            7,313
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)            3,164              543           22,980            1,697
  Transfers between funds ................................           57,970           13,190           62,948           55,373
  Surrenders (note 6) ....................................             (786)               -           (9,097)            (845)
  Death benefits (note 4) ................................                -                -          (16,252)               -
  Net policy repayments (loans) (note 5) .................                -                -               20               33
  Deductions for surrender charges (note 2d) .............              (10)               -             (124)             (39)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............           (4,220)            (252)          (5,228)            (754)
  Asset charges (note 3):
    MSP contracts ........................................                -                -                -                -
    LSFP contracts .......................................             (143)               -                -                -
  Adjustments to maintain reserves .......................               42               (5)              67               (3)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................           56,017           13,476           55,314           55,462
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................           64,320           14,954           70,132           62,775
Contract owners' equity beginning of period ..............           14,954                -           62,775                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $       79,274           14,954          132,907           62,775
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................            1,210                -            4,931                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................            4,994            1,233            6,455            5,067
  Units redeemed .........................................             (408)             (23)          (2,334)            (136)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................            5,796            1,210            9,052            4,931
                                                             ==============   ==============   ==============   ==============

                                                                         PVTVoyII                          StOpp2
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................              (78)             (36)        (262,942)        (220,857)
  Realized gain (loss) on investments ....................              100              114         (315,827)      (2,014,228)
  Change in unrealized gain (loss) on investments ........            1,982            1,025        6,108,252       11,846,663
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................            2,004            1,103        5,529,483        9,611,578
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)           14,440              727        2,279,452        2,539,077
  Transfers between funds ................................           23,716           13,491       (1,564,776)      (2,376,920)
  Surrenders (note 6) ....................................                -                -       (2,433,372)      (2,584,861)
  Death benefits (note 4) ................................                -                -          (65,608)         (71,968)
  Net policy repayments (loans) (note 5) .................                -                -          (54,978)         165,371
  Deductions for surrender charges (note 2d) .............                -                -          (45,345)        (119,477)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............           (1,682)            (223)      (1,661,992)      (1,735,526)
  Asset charges (note 3):
    MSP contracts ........................................              (84)               -           (8,687)          (6,701)
    LSFP contracts .......................................              (62)               -           (8,055)          (6,270)
  Adjustments to maintain reserves .......................               82               (3)         (39,900)          34,096
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................           36,410           13,992       (3,603,261)      (4,163,179)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................           38,414           15,095        1,926,222        5,448,399
Contract owners' equity beginning of period ..............           15,095                -       34,049,288       28,600,889
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................           53,509           15,095       35,975,510       34,049,288
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................            1,280                -          891,693        1,014,316
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................            3,319            1,300          173,276          118,496
  Units redeemed .........................................             (277)             (20)        (262,811)        (241,119)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................            4,322            1,280          802,158          891,693
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                        StIntStk2                          StDisc2
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $            -           21,096          (57,587)         (51,688)
  Realized gain (loss) on investments ....................                -          (57,620)         296,424          389,397
  Change in unrealized gain (loss) on investments ........                -           (7,327)         813,089        1,778,903
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................                -          (43,851)       1,051,926        2,116,612
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)                -           32,865          460,124          611,081
  Transfers between funds ................................                -       (1,542,823)         180,546         (120,100)
  Surrenders (note 6) ....................................                -          (28,101)        (472,825)        (344,691)
  Death benefits (note 4) ................................                -             (570)        (137,894)         (49,278)
  Net policy repayments (loans) (note 5) .................                -              445          (40,052)          21,455
  Deductions for surrender charges (note 2d) .............                -           (1,299)          (8,681)         (15,932)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............                -          (15,810)        (346,490)        (350,368)
  Asset charges (note 3):
    MSP contracts ........................................                -              (75)          (1,865)          (1,643)
    LSFP contracts .......................................                -             (295)            (693)            (701)
  Adjustments to maintain reserves .......................                -             (778)          (6,447)           7,055
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................                -       (1,556,441)        (374,277)        (243,122)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................                -       (1,600,292)         677,649        1,873,490
Contract owners' equity beginning of period ..............                -        1,600,292        7,631,067        5,757,577
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $            -                -        8,308,716        7,631,067
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................                -          285,304          300,059          313,582
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................                -          102,641           56,220           44,706
  Units redeemed .........................................                -         (387,945)         (72,169)         (58,229)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................                -                -          284,110          300,059
                                                             ==============   ==============   ==============   ==============

                                                                        VEWrldBd                         VEWrldEMkt
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................          318,281           47,832           (5,121)         (23,710)
  Realized gain (loss) on investments ....................            9,612          529,474          708,751          764,615
  Change in unrealized gain (loss) on investments ........          (13,258)         135,636          452,466        1,136,659
  Reinvested capital gains ...............................                -                -                -                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          314,635          712,942        1,156,096        1,877,564
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          187,640          441,801          358,934          609,752
  Transfers between funds ................................         (752,214)        (331,784)         147,794         (129,198)
  Surrenders (note 6) ....................................         (440,910)        (457,882)        (757,540)        (426,215)
  Death benefits (note 4) ................................         (126,398)          (8,634)         (12,234)         (17,744)
  Net policy repayments (loans) (note 5) .................          243,984           (8,665)          (4,256)         103,055
  Deductions for surrender charges (note 2d) .............           (7,794)         (21,164)         (12,080)         (19,700)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (179,718)        (250,797)        (247,600)        (227,740)
  Asset charges (note 3):
    MSP contracts ........................................           (1,408)          (2,331)          (2,494)          (2,156)
    LSFP contracts .......................................             (729)          (1,849)          (4,567)          (3,500)
  Adjustments to maintain reserves .......................          (38,437)          (6,158)          (5,705)             633
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................       (1,115,984)        (647,463)        (539,748)        (112,813)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................         (801,349)          65,479          616,348        1,764,751
Contract owners' equity beginning of period ..............        4,666,549        4,601,070        5,573,967        3,809,216
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................        3,865,200        4,666,549        6,190,315        5,573,967
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          248,334          291,343          582,778          609,125
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           43,903           44,705           74,842          151,286
  Units redeemed .........................................         (105,267)         (87,714)        (140,110)        (177,633)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          186,970          248,334          517,510          582,778
                                                             ==============   ==============   ==============   ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
Years Ended December 31, 2004 and 2003

                                                                       VEWrldHAs                           VKoreFI
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................   $      (21,702)         (12,004)           4,746              (54)
  Realized gain (loss) on investments ....................          535,736          688,621              430               80
  Change in unrealized gain (loss) on investments ........          666,602          856,699             (110)             414
  Reinvested capital gains ...............................                -                -              334                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................        1,180,636        1,533,316            5,400              440
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          378,056          484,564            8,264              529
  Transfers between funds ................................          559,764         (743,244)         163,312           29,850
  Surrenders (note 6) ....................................         (457,841)        (263,804)               -                -
  Death benefits (note 4) ................................          (22,680)          (2,937)               -                -
  Net policy repayments (loans) (note 5) .................          (11,024)         (22,204)               -                -
  Deductions for surrender charges (note 2d) .............           (5,285)         (12,193)               -                -
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (264,062)        (224,533)          (5,370)            (201)
  Asset charges (note 3):
    MSP contracts ........................................           (3,385)          (2,233)             (34)               -
    LSFP contracts .......................................           (1,484)            (886)               -                -
  Adjustments to maintain reserves .......................           (7,896)            (674)              61               (7)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................          164,163         (788,144)         166,233           30,171
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................        1,344,799          745,172          171,633           30,611
Contract owners' equity beginning of period ..............        5,210,328        4,465,156           30,611                -
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................   $    6,555,127        5,210,328          202,244           30,611
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          288,700          345,490            3,007                -
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           82,927           60,677           16,678            3,028
  Units redeemed .........................................          (68,915)        (117,467)            (519)             (21)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          302,712          288,700           19,166            3,007
                                                             ==============   ==============   ==============   ==============

                                                                         VKEmMkt                        VKUSRealEst
                                                             -------------------------------   -------------------------------
                                                                  2004             2003             2004             2003
                                                             --------------   --------------   --------------   --------------
Investment activity:
  Net investment income (loss) ...........................          146,343          (14,792)         125,187          (81,334)
  Realized gain (loss) on investments ....................           72,756          316,470        1,117,091          150,623
  Change in unrealized gain (loss) on investments ........          (96,117)         218,451        3,194,741        3,325,139
  Reinvested capital gains ...............................           75,894                -          272,360                -
                                                             --------------   --------------   --------------   --------------
    Net increase (decrease) in contract owners'
     equity resulting from operations ....................          198,876          520,129        4,709,379        3,394,428
                                                             --------------   --------------   --------------   --------------
Equity transactions:
  Purchase payments received from contract owners (note 6)          140,568          344,106          918,742          963,507
  Transfers between funds ................................         (424,230)         747,030        2,210,362          313,407
  Surrenders (note 6) ....................................         (371,959)        (100,572)      (1,260,930)        (669,155)
  Death benefits (note 4) ................................                -                -          (52,372)         (27,635)
  Net policy repayments (loans) (note 5) .................           29,362           10,322         (120,630)          25,738
  Deductions for surrender charges (note 2d) .............           (4,708)          (4,649)         (35,729)         (30,929)
  Redemptions to pay cost of insurance charges and
   administration charges (notes 2b and 2c) ..............         (104,182)         (99,079)        (661,004)        (590,730)
  Asset charges (note 3):
    MSP contracts ........................................           (1,131)          (1,481)          (7,358)          (5,098)
    LSFP contracts .......................................           (3,951)          (3,217)          (6,992)          (4,899)
  Adjustments to maintain reserves .......................              199          (19,647)         284,480           (1,086)
                                                             --------------   --------------   --------------   --------------
      Net equity transactions ............................         (740,032)         872,813        1,268,569          (26,880)
                                                             --------------   --------------   --------------   --------------
Net change in contract owners' equity ....................         (541,156)       1,392,942        5,977,948        3,367,548
Contract owners' equity beginning of period ..............        2,861,361        1,468,419       13,033,980        9,666,432
                                                             --------------   --------------   --------------   --------------
Contract owners' equity end of period ....................        2,320,205        2,861,361       19,011,928       13,033,980
                                                             ==============   ==============   ==============   ==============
CHANGES IN UNITS:
  Beginning units ........................................          190,911          123,689          463,861          469,840
                                                             --------------   --------------   --------------   --------------
  Units purchased ........................................           22,530           83,477          113,729           77,792
  Units redeemed .........................................          (72,735)         (16,255)         (78,970)         (83,771)
                                                             --------------   --------------   --------------   --------------
  Ending units ...........................................          140,706          190,911          498,620          463,861
                                                             ==============   ==============   ==============   ==============

See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 2004 and 2003

(1)  Background and Summary of Significant Accounting Policies

     (a)  Organization and Nature of Operations

          The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account registered as a unit investment trust under the Investment Company Act of 1940.

          The Company offers Single Premium, Modified Single Premium, Flexible Premium and Last Survivor Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b)  The Contracts

          Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

          Contract owners may invest in the following:

               Funds of the AIM Variable Insurance Fund (AIM VIF);
                    AIM VIF - Basic Value Fund - Series I Shares (AIMBValue) AIM VIF - Capital Appreciation Fund - Series I Shares (AIMCapAp)
                    AIM VIF - Capital Development Fund - Series I Shares (AIMCapDev)

               Portfolios of Alliance Variable Product Series Funds, Inc. (Alliance VPSF);
                    Alliance VPSF - Alliance Bernstein Growth & Income Portfolio
                    - Class A (AlVPGrIncA)
                    Alliance VPSF - Alliance Bernstein Small Cap Value Portfolio
                    - Class A (AlVPSmCapVA)

               Portfolios of the American Century Variable Portfolios, Inc. (American Century VP);
                    American Century VP - Balanced Fund - Class I (ACVPBal) American Century VP - Capital Appreciation Fund - Class I (ACVPCapAp)
                    American Century VP - Income & Growth Fund - Class I (ACVPIncGr)
                    American Century VP - Inflation Protection Fund - Class II (ACVPInflaPro)
                    American Century VP - International Fund - Class I (ACVPInt) American Century VP - Ultra/(R)/ Fund - Class I (ACVPUltra) American Century VP - Value Fund - Class I (ACVPVal)

               Portfolios of the Credit Suisse Trust;
                    Credit Suisse Trust - Global Post-Venture Capital Portfolio (CSGPVen)
                    Credit Suisse Trust - International Focus Portfolio
                    (CSIntFoc)
                    Credit Suisse Trust - Small Cap Growth Portfolio (CSSmCapGr)

               Portfolios of the Dreyfus Investment Portfolios (Dreyfus IP);
                    Dreyfus IP - Small Cap Stock Index Portfolio - Service Class (DrySmCapIxS)

               Funds of Dreyfus Inc.;
                    Dreyfus Socially Responsible Growth Fund, Inc., The
                    (DrySRGro)
                    Dreyfus Stock Index Fund, Inc. - Initial Shares (DryStkIx)

               Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
                    Dreyfus VIF - Appreciation Portfolio - Initial Shares (DryVIFApp)
                    Dreyfus VIF - Developing Leaders Portfolio - Initial Shares (DryVIFDevLd)
                    Dreyfus VIF - Growth and Income Portfolio - Initial Shares (DryVIFGrInc)

               Portfolios of Federated Insurance Series (Federated IS);
                    Federated IS - American Leaders Fund II - Primary Shares (FedAmLead)
                    Federated IS - Capital Appreciation Fund II - Primary Shares (FedCapAp)
                    Federated IS - Quality Bond Fund II - Primary Shares (FedQualBd)

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

               Portfolios of the Fidelity/(R)/ Variable Insurance Products (Fidelity/(R)/ VIP);
                    Fidelity/(R)/ VIP - Equity-Income Portfolio - Initial Class (FidVIPEI)
                    Fidelity/(R)/ VIP - Growth Portfolio - Initial Class (FidVIPGr)
                    Fidelity/(R)/ VIP - High Income Portfolio - Initial Class (FidVIPHI)
                    Fidelity/(R)/ VIP - Overseas Portfolio - Initial Class (FidVIPOv)

               Portfolios of the Fidelity/(R)/ Variable Insurance Products (Fidelity/(R)/ VIP II);
                    Fidelity/(R)/ VIP II - Asset Manager Portfolio - Initial Class (FidVIPAM)
                    Fidelity/(R)/ VIP II - Contrafund/(R)/ Portfolio - Initial Class (FidVIPCon)
                    Fidelity/(R)/ VIP II - Investment Grade Bond Portfolio:
                    Service Class (FidVIPIGBdS)

               Portfolios of the Fidelity/(R)/ Variable Insurance Products (Fidelity/(R)/ VIP III);
                    Fidelity/(R)/ VIP III - Growth Opportunities Portfolio - Initial Class (FidVIPGrOp)
                    Fidelity/(R)/ VIP III - Mid Cap Portfolio - Service Class (FidVIPMCapS)
                    Fidelity/(R)/ VIP III - Value Strategies Portfolio - Service Class (FidVIPValS)

               Funds of the Franklin Templeton Variable Insurance Products Trust (Franklin Templeton VIP);
                    Franklin Templeton VIP - Franklin Rising Dividends Securities Fund - Class I (FrVIPRisDiv)
                    Franklin Templeton VIP - Franklin Small Cap Value Securities Fund - Class I (FTVIPSmCpVal)
                    Franklin Templeton VIP - Templeton Foreign Securities Fund - Class I (FrVIPForSec)

               Funds of the Gartmore Variable Insurance Trust (Gartmore GVIT) (Gartmore is an affiliate of the Company);
                    Gartmore GVIT Comstock Value Fund - Class I (GVITCVal) Gartmore GVIT Dreyfus International Value Fund - Class I (GVITDryIntVal)
                    Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I (GVITDMidCapI)
                    Gartmore GVIT Emerging Markets Fund - Class I (GVITEmMrkts) Gartmore GVIT Federated High Income Bond Fund - Class I (GVITFHiInc)
                    Gartmore GVIT Global Financial Services Fund - Class I (GVITGlFin1)
                    Gartmore GVIT Global Health Sciences Fund - Class I (GVITGlHlth)
                    Gartmore GVIT Global Technology and Communications Fund - Class I (GVITGlTech)
                    Gartmore GVIT Global Utilities Fund - Class I (GVITGlUtl1) Gartmore GVIT Government Bond Fund - Class I (GVITGvtBd) Gartmore GVIT Growth Fund - Class I (GVITGrowth)
                    Gartmore GVIT ID Aggressive Fund - Class II (GVITIDAgg) Gartmore GVIT ID Conservative Fund - Class II (GVITIDCon) Gartmore GVIT ID Moderate Fund - Class II (GVITIDMod) Gartmore GVIT ID Moderately Aggressive Fund - Class II (GVITIDModAgg)
                    Gartmore GVIT ID Moderately Conservative Fund - Class II (GVITIDModCon)
                    Gartmore GVIT International Growth Fund - Class I
                    (GVITIntGro)
                    Gartmore GVIT Mid Cap Growth Fund - Class I (GVITSMdCpGr) Gartmore GVIT Money Market Fund - Class I (GVITMyMkt) Gartmore GVIT Nationwide/(R)/ Fund: Class I (GVITNWFund) Gartmore GVIT Nationwide/(R)/ Leaders Fund - Class I (GVITLead)
                    Gartmore GVIT Small Cap Growth Fund - Class I (GVITSmCapGr) Gartmore GVIT Small Cap Value Fund - Class I (GVITSmCapVal) Gartmore GVIT Small Company Fund - Class I (GVITSmComp) Gartmore GVIT U.S. Growth Leaders Fund - Class I (GVITUSGro) Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I (GVITVKMultiSec)

               Portfolios of the Janus Aspen Series (Janus AS);
                    Janus AS - Balanced Portfolio - Service Shares (JanBal) Janus AS - Capital Appreciation Portfolio - Service Shares (JanCapAp)
                    Janus AS - Global Technology Portfolio - Service Shares (JanGlTech)
                    Janus AS - International Growth Portfolio - Service Shares (JanIntGro)
                    Janus AS - Risk-Managed Large Cap Core Portfolio - Service Shares (JanRMgLgCap)

               Funds of the Massachusetts Financial Services Variable Insurance Trust (MFS VIT);
                    MFS VIT - MFS Investors Growth Stock Series - Initial Class (MFSVITInvGrwI)
                    MFS VIT - MFS Value Series - Initial Class (MFSVITValIn)

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

               Portfolios of the Neuberger Berman Advisers Management Trust (Neuberger Berman AMT);
                    Neuberger Berman AMT - Balanced Portfolio (NBAMTBal) Neuberger Berman AMT - Fasciano Portfolio - S Class Shares (NBAMTFasc)
                    Neuberger Berman AMT - Growth Portfolio (NBAMTGro) Neuberger Berman AMT - Guardian Portfolio - I Class Shares (NBAMTGuard)
                    Neuberger Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat)
                    Neuberger Berman AMT - Mid Cap Growth Portfolio - S Class (NBAMTMCGrS)
                    Neuberger Berman AMT - Partners Portfolio (NBAMTPart) Neuberger Berman AMT - Socially Responsive Portfolio - I Class (NBAMSocRes)

               Funds of the Oppenheimer Variable Account Funds (Oppenheimer VA);
                    Oppenheimer Aggressive Growth Fund/VA - Initial Class (OppAggGro)
                    Oppenheimer Bond Fund/VA - Initial Class (OppBdFd) Oppenheimer Capital Appreciation Fund/VA - Initial Class (OppCapAp)
                    Oppenheimer Global Securities Fund/VA - Initial Class (OppGlSec)
                    Oppenheimer High Income Fund/VA - Initial Class (OppHighInc) Oppenheimer Main Street/(R)/ Fund/VA - Initial Class (OppMSFund)
                    Oppenheimer Main Street/(R)/ Small Cap Fund/VA - Initial Class (OppMSSmCap)
                    Oppenheimer Multiple Strategies Fund/VA - Initial Class (OppMultStr)

               Funds of the Putnam Variable Trust (Putnam VT);
                    Putnam VT - Growth & Income Fund - IB Shares (PVTGroInc) Putnam VT - International Equity Fund - IB Shares (PVTIntEq) Putnam VT - Voyager II Fund - IB Shares (PVTVoyII)

               Strong Variable Insurance Funds, Inc.;
                    Strong Opportunity Fund II, Inc. (StOpp2)

               Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
                    Strong VIF - Strong Discovery Fund II (StDisc2)

               Funds of the Van Eck Worldwide Insurance Trust (Van Eck WIT);
                    Van Eck WIT - Worldwide Bond Fund (VEWrldBd)
                    Van Eck WIT - Worldwide Emerging Markets Fund (VEWrldEMkt) Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)

               Funds of Van Kampen Universal Institutional Funds, Inc. (Van Kampen UIF);
                    Van Kampen UIF - Core Plus Fixed Income Portfolio - Class A (VKoreFI)
                    Van Kampen UIF - Emerging Markets Debt Portfolio (VKEmMkt) Van Kampen UIF - U.S. Real Estate Portfolio - Class A (VKUSRealEst)

          At December 31, 2004, contract owners were invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

          A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

          A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners' Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

          Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c)  Security Valuation, Transactions and Related Investment Income

          Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2004 of such funds, which value their investment securities at fair value. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

     (d)  Federal Income Taxes

          Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

          The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e)  Use of Estimates in the Preparation of Financial Statements

          The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Policy Charges

     (a)  Deductions from Premiums

          For single premium and modified single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. For flexible premium contracts, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual break point premium.

          On last survivor flexible premium contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 5% of each premium payment during the first ten years and 1.5% of each premium payment thereafter.

          The Company may at its sole discretion reduce this sales loading.

     (b)  Cost of Insurance

          A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

          For last survivor flexible premium contracts, the monthly cost of insurance is determined in a manner that reflects the anticipated mortality of the two insureds and the fact that the death benefit is not payable until the death of the second insured policyholder.

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

     (c)  Administrative Charges

          An administrative charge is assessed against each contract to recover policy maintenance, accounting, record keeping and other administrative expenses and is assessed against each contract by liquidating units.

          For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

               Contracts issued prior to April 16, 1990:
                    Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

               Contracts issued on or after April 16, 1990:
                    Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
                    Purchase payments totalling $25,000 or more - $50/year

          For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (not to exceed $7.50 per month).

          For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year. For all subsequent years, a monthly administrative charge is deducted (currently $5 per month not to exceed $7.50). Additionally, the Company deducts an increase charge when the policy's specified amount is increased. The charge is equal $2.04 per year per $1,000 of the specified amount increase.

          For modified single premium contracts, the monthly charge is equal to an annualized rate of 0.30% multiplied by the policy's cash value to cover administrative, premium tax and deferred acquisition costs. For policy years 11 and later, this monthly charge is reduced to an annualized rate of 0.15% of the policy's cash value. The monthly charge is subject to a $10 minimum.

          For last survivor flexible premium contracts, the Company deducts a monthly administrative charge equal to the sum of the per policy charge and the per $1,000 basic coverage charge. For policy years one through ten the per policy charge is $10. Additionally, there is a $0.04 per $1,000 basic coverage charge (not less than $20 or more than $80 per policy per year). For policy years eleven and after, the per policy charge is $5. Additionally, there is a $0.02 per $1,000 basic coverage charge (not less than $10 or more than $40 per policy per year).

     (d)  Surrender Charges

          Policy surrenders result in a withdrawal of contract value from the Account and payment of the surrender proceeds to the policy owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

          For single premium contracts, the charge is a percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines a specified amount each year to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines a specified amount each year to 0% after the ninth year. However, if a policy's specified amount increases, the amount of the increase will have a nine-year surrender charge period.

          For multiple payment contracts, last survivor flexible premium contract and flexible premium contracts, the amount charged is based upon a specified percentage of the initial specified amount and varies by issue age, sex and rate class. The charge is reduced at certain time intervals, and declines a specified amount each year to 0% in the ninth year for flexible premium contracts and after the end of the ninth year. However, if a policy's specified amount increases, the amount of the increase will have the same nine-year surrender charge period.

          For modified single premium contracts, the amount charged is based on a percentage of the original premium payment. The charge is 10% of the initial premium payment and declines a specified amount each year to 0% after the end of the ninth year.

          The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

(3)  Asset Charges

     For single premium contracts, the Company deducts a mortality and expense risk charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annualized rate of 0.95% during the first ten policy years, and 0.50% thereafter. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annualized rate of 1.30% during the first ten policy years, and 1.00% thereafter. The charge is assessed through the daily unit value calculation and is reflected in the table below.

     For multiple payment contracts, the Company deducts a mortality and expense risk charge equal to an annualized rate of 0.80%. The charge is assessed through the daily unit value calculation and is reflected in the table below.

     For modified single premium contracts (MSP), the Company deducts an annualized rate of 0.90% charged against the cash value in the Variable Account. This charge is assessed monthly against each contract by liquidating units.

     For flexible premium contracts and last survivor flexible premium contracts
     (LSFP), the Company deducts an annualized rate of 0.80% in policy years one through ten. This charge is assessed monthly by liquidating units. In policy years eleven and after, the charge will continue to be deducted, but may be reduced for policies at specified asset levels.

     The following table provides mortality, expense and administration charges by contract type for the period ended December 31, 2004:

                                              Total        AIMBValue     AIMCapAp     AIMCapDev    AlVPGrIncA
                                          -------------   -----------   ----------   ----------   ------------
Single Premium contracts issued
 prior to April 16, 1990 ..............   $     993,579             -            -            -              -
Single Premium contracts issued on
 or after April 16, 1990 ..............           6,425             -            -            -              -
Multiple Payment and Flexible
 Premium contracts ....................       5,419,841         3,551          653          855          4,026
                                          -------------   -----------   ----------   ----------   ------------
  Total ...............................   $   6,419,845         3,551          653          855          4,026
                                          =============   ===========   ==========   ==========   ============

                                           AlVPSmCapVA      ACVPBal      ACVPCapAp    ACVPIncGr   ACVPInflaPro
                                          -------------   -----------   ----------   ----------   ------------
Single Premium contracts issued
 prior to April 16, 1990 ..............   $           -         8,777       17,298        3,849              -
Single Premium contracts issued on
 or after April 16, 1990 ..............               -             -          367            -              -
Multiple Payment and Flexible
 Premium contracts ....................           3,045        31,987       75,774       22,297          4,073
                                          -------------   -----------   ----------   ----------   ------------
  Total ...............................   $       3,045        40,764       93,439       26,146          4,073
                                          =============   ===========   ==========   ==========   ============

                                             ACVPInt       ACVPUltra      ACVPVal      CSGPVen      CSIntFoc
                                          -------------   -----------   ----------   ----------   ------------
Single Premium contracts issued
 prior to April 16, 1990 ..............   $       8,937         1,094       22,329        1,298          4,635
Single Premium contracts issued on
 or after April 16, 1990 ..............               8             -           61            -              -
Multiple Payment and Flexible
 Premium contracts ....................          68,002         4,268       70,266        4,670         36,132
                                          -------------   -----------   ----------   ----------   ------------
  Total ...............................   $      76,947         5,362       92,656        5,968         40,767
                                          =============   ===========   ==========   ==========   ============

                                            CSSmCapGr     DrySmCapIxS    DrySRGro     DryStkIx      DryVIFApp
                                          -------------   -----------   ----------   ----------   ------------
Single Premium contracts issued
 prior to April 16, 1990 ..............   $      10,342         2,555        2,685       56,050         11,465
Single Premium contracts issued on
 or after April 16, 1990 ..............               -           285            -          157              -
Multiple Payment and Flexible
 Premium contracts ....................          93,254         5,726       67,123      478,857         33,788
                                          -------------   -----------   ----------   ----------   ------------
  Total ...............................   $     103,596         8,566       69,808      535,064         45,253
                                          =============   ===========   ==========   ==========   ============

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                     DryVIFDevLd    DryVIFGrInc     FedAmLead      FedCapAp       FedQualBd
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $          -          3,128              -              -           1,350
Single Premium contracts issued
 on or after April 16, 1990 ......             -              -              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............         2,488         13,635            418            117           8,672
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $      2,488         16,763            418            117          10,022
                                    ============   ============   ============   ============   =============

                                      FidVIPEI       FidVIPGr       FidVIPHI       FidVIPOv        FidVIPAM
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $    107,249         95,204         35,423         24,368          49,295
Single Premium contracts issued
 on or after April 16, 1990 ......           665            637            256            279             173
Multiple Payment and Flexible
 Premium contracts ...............       443,511        591,709        135,156        103,868         132,526
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $    551,425        687,550        170,835        128,515         181,994
                                    ============   ============   ============   ============   =============

                                      FidVIPCon     FidVIPIGBdS    FidVIPGrOp     FidVIPMCapS     FidVIPValS
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $     53,400              -          2,172              -           4,984
Single Premium contracts issued
 on or after April 16, 1990 ......             -              -             57              -             291
Multiple Payment and Flexible
 Premium contracts ...............       353,316          4,419         26,160         13,935          10,871
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $    406,716          4,419         28,389         13,935          16,146
                                    ============   ============   ============   ============   =============

                                    FrVIPRisDiv    FTVIPSmCpVal    FrVIPForSec     GVITCVal     GVITDryIntVal
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $          -              -              -              -               -
Single Premium contracts issued
 on or after April 16, 1990 ......             -              -              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............        10,367          5,035          5,504          2,266           4,594
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $     10,367          5,035          5,504          2,266           4,594
                                    ============   ============   ============   ============   =============

                                    GVITDMidCapI    GVITEmMrkts    GVITFHiInc     GVITGlFin1      GVITGlHlth
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $     11,164          3,070              -          1,335           3,681
Single Premium contracts issued
 on or after April 16, 1990 ......             5            324              -             51              80
Multiple Payment and Flexible
 Premium contracts ...............        37,441         10,441          2,196          2,723           4,123
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $     48,610         13,835          2,196          4,109           7,884
                                    ============   ============   ============   ============   =============

                                     GVITGlTech     GVITGlUtl1      GVITGvtBd     GVITGrowth      GVITIDAgg
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $      1,239          1,462         33,881          4,800               -
Single Premium contracts issued
 on or after April 16, 1990 ......           267             53            177              -               -
Multiple Payment and Flexible
 Premium contracts ...............         7,507          1,414         74,811        115,592           8,018
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $      9,013          2,929        108,869        120,392           8,018
                                    ============   ============   ============   ============   =============

                                      GVITIDCon      GVITIDMod    GVITIDModAgg   GVITIDModCon     GVITIntGro
                                    ------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $        686          5,004          1,727          6,774             329
Single Premium contracts issued
 on or after April 16, 1990 ......             -              -              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............         3,317         18,823         21,247          4,363             811
                                    ------------   ------------   ------------   ------------   -------------
  Total ..........................  $      4,003         23,827         22,974         11,137           1,140
                                    ============   ============   ============   ============   =============

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                      GVITSMdCpGr      GVITMyMkt     GVITNWFund      GVITLead      GVITSmCapGr
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $        1,665         90,103         26,226            289           1,991
Single Premium contracts issued
 on or after April 16, 1990 ......               -            580            108              -              10
Multiple Payment and Flexible
 Premium contracts ...............           8,330        148,585        515,804            560           8,576
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $        9,995        239,268        542,138            849          10,577
                                    ==============   ============   ============   ============   =============

                                     GVITSmCapVal     GVITSmComp     GVITTGroFoc     GVITUSGro   GVITVKMultiSec
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $       26,441         12,888            447          1,562           1,539
Single Premium contracts issued
 on or after April 16, 1990 ......             210            101              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............          77,318        172,865          1,033          5,145           6,682
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $      103,969        185,854          1,480          6,707           8,221
                                    ==============   ============   ============   ============   =============

                                        JanBal         JanCapAp       JanGlTech      JanIntGro     JanRMgLgCap
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $            -          1,169          1,242          3,124               -
Single Premium contracts issued
 on or after April 16, 1990 ......               -              -              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............             392         16,237          6,940          9,062             305
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $          392         17,406          8,182         12,186             305
                                    ==============   ============   ============   ============   =============

                                     MFSVITInvGrwI    MFSVITValIn     NBAMTBal       NBAMTFasc       NBAMTGro
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $            -              -              -              -          17,659
Single Premium contracts issued
 on or after April 16, 1990 ......               -              -              -              -             381
Multiple Payment and Flexible
 Premium contracts ...............           1,241            523            560            241         104,231
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $        1,241            523            560            241         122,271
                                    ==============   ============   ============   ============   =============

                                      NBAMTGuard       NBAMTLMat     NBAMTMCGrS      NBAMTPart      NBAMSocRes
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $          744         15,096              -         11,474               -
Single Premium contracts issued
 on or after April 16, 1990 ......               -            108              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............          11,646         29,397          1,734        125,736             810
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $       12,390         44,601          1,734        137,210             810
                                    ==============   ============   ============   ============   =============

                                       OppAggGro        OppBdFd       OppCapAp       OppGlSec       OppHighInc
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $        2,805         11,100         15,040         26,773               -
Single Premium contracts issued
 on or after April 16, 1990 ......              50              -              2              -               -
Multiple Payment and Flexible
 Premium contracts ...............          12,250         79,018         89,462        221,287           3,025
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $       15,105         90,118        104,504        248,060           3,025
                                    ==============   ============   ============   ============   =============

                                       OppMSFund      OppMSSmCap     OppMultStr      PVTGroInc       PVTIntEq
                                    --------------   ------------   ------------   ------------   -------------
Single Premium contracts issued
 prior to April 16, 1990 .........  $        2,558              -         25,757              -               -
Single Premium contracts issued
 on or after April 16, 1990 ......               -              -              -              -               -
Multiple Payment and Flexible
 Premium contracts ...............           8,350          2,876         92,982            460             782
                                    --------------   ------------   ------------   ------------   -------------
  Total ..........................  $       10,908          2,876        118,739            460             782
                                    ==============   ============   ============   ============   =============

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                     PVTVoyII    StOpp2   StDisc2     VEWrldBd    VEWrldEMkt
                                    ---------   -------   -------   -----------   ----------
Single Premium contracts issued
 prior to April 16, 1990            $       -    35,747     6,595        11,683        6,019
Single Premium contracts issued
 on or after April 16, 1990                 -       186        36           109           59
Multiple Payment and Flexible
 Premium contracts                        152   227,009    50,956        20,847       31,631
                                    ---------   -------   -------   -----------   ----------
  Total                             $     152   262,942    57,587        32,639       37,709
                                    =========   =======   =======   ===========   ==========

                                    VEWrldHAs   VKoreFI   VKEmMkt   VKUSRealEst
                                    ---------   -------   -------   -----------
Single Premium contracts issued
 prior to April 16, 1990            $  12,053         -     3,509        17,242
Single Premium contracts issued
 on or after April 16, 1990                52         -       105           135
Multiple Payment and Flexible
 Premium contracts                     30,431       802    12,435        91,392
                                    ---------   -------   -------   -----------
  Total                             $  42,536       802    16,049       108,769
                                    =========   =======   =======   ===========

(4)  Death Benefits

     Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company's general account.

(5)  Policy Loans (Net of Repayments)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single and modified single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  Related Party Transactions

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

     Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners' Equity.

     Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements.

     For the periods ended December 31, 2004 and 2003, total transfers into the Account from the fixed account were $26,791,089 and $28,008,881, respectively, and total transfers from the Account to the fixed account were $25,279,930 and $28,642,868, respectively.

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

(7)  Financial Highlights

     The following is a summary of units, unit fair values and contract owners' equity outstanding for variable life and annuity contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for each period in the five year period ended December 31, 2004.

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Modified Single Premium contracts and Last Survivor Flexible Premium contracts
  AIM VIF - Basic Value Fund - Series I Shares
    2004 .....................................      0.00%      738  $  14.514365   $      10,712         0.00%     11.07%
    2003 .....................................      0.00%    1,146     13.067831          14,976         0.11%     30.68% 05/01/03
  AIM VIF - Capital Appreciation Fund - Series I Shares
    2004 .....................................      0.00%       76     13.214909           1,004         0.00%      6.63%
    2003 .....................................      0.00%       78     12.393708             967         0.00%     23.94% 05/01/03
  AIM VIF - Capital Development Fund - Series I Shares
    2004 .....................................      0.00%    2,534     15.025595          38,075         0.00%     15.50%
    2003 .....................................      0.00%      286     13.009212           3,721         0.00%     30.09% 05/01/03
  Alliance VPSF - Alliance Bernstein Growth & Income Portfolio - Class A
    2004 .....................................      0.00%   18,484     13.867818         256,333         0.96%     11.46%
    2003 .....................................      0.00%   10,465     12.441750         130,203         0.00%     24.42% 05/01/03
  Alliance VPSF - Alliance Bernstein Small Cap Value Portfolio - Class A
    2004 .....................................      0.00%    6,962     16.459431         114,591         0.13%     19.30%
    2003 .....................................      0.00%    3,645     13.796395          50,288         0.02%     37.96% 05/01/03
  American Century VP - Balanced Fund - Class I
    2004 .....................................      0.00%   40,968     17.964228         735,958         1.68%      9.78%
    2003 .....................................      0.00%   39,618     16.364159         648,315         2.53%     19.46%
    2002 .....................................      0.00%   41,666     13.698528         570,763         2.63%     -9.56%
    2001 .....................................      0.00%   46,974     15.146118         711,474         2.81%     -3.54%
    2000 .....................................      0.00%   46,479     15.701900         729,809         2.45%     -2.65%
  American Century VP - Capital Appreciation Fund - Class I
    2004 .....................................      0.00%   71,068     11.375351         808,423         0.00%      7.58%
    2003 .....................................      0.00%   78,088     10.573426         825,658         0.00%     20.47%
    2002 .....................................      0.00%   84,319      8.776539         740,029         0.00%    -21.20%
    2001 .....................................      0.00%  113,954     11.137742       1,269,190         0.00%    -28.07%
    2000 .....................................      0.00%  136,380     15.483078       2,111,582         0.00%      9.03%
  American Century VP - Income & Growth Fund - Class I
    2004 .....................................      0.00%   42,110     12.442664         523,961         1.44%     12.99%
    2003 .....................................      0.00%   57,191     11.011963         629,785         1.30%     29.35%
    2002 .....................................      0.00%   52,727      8.513147         448,873         1.10%    -19.37%
    2001 .....................................      0.00%   53,217     10.558315         561,882         0.81%     -8.35%
    2000 .....................................      0.00%   51,494     11.520561         593,240         0.55%    -10.62%
  American Century VP - Inflation Protection Fund - Class II
    2004 .....................................      0.00%    7,602     10.924094          83,045         3.57%      5.81%
    2003 .....................................      0.00%      739     10.324182           7,630         1.88%      3.24% 04/30/03
  American Century VP - International Fund - Clas3s I
    2004 .....................................      0.00%   63,654     16.713189       1,063,861         0.58%     14.92%
    2003 .....................................      0.00%   93,653     14.542846       1,361,981         0.75%     24.51%
    2002 .....................................      0.00%  108,743     11.680067       1,270,126         0.79%    -20.37%
    2001 .....................................      0.00%  111,542     14.668200       1,636,120         0.09%    -29.17%
    2000 .....................................      0.00%  143,626     20.710054       2,974,502         0.14%    -16.83%
  American Century VP - Ultra/(R)/ Fund - Class   I
    2004 .....................................      0.00%   12,672     11.111676         140,807         0.00%     10.68%
    2003 .....................................      0.00%    8,464     10.039885          84,978         0.00%     24.90%
    2002 .....................................      0.00%    2,062      8.038471          16,575         0.46%    -19.62% 05/01/02
  American Century VP - Value Fund - Class I
    2004 .....................................      0.00%   80,992     22.827520       1,848,846         1.01%     14.33%
    2003 .....................................      0.00%   94,777     19.965823       1,892,301         1.09%     28.96%
    2002 .....................................      0.00%  105,282     15.482416       1,630,020         0.90%    -12.62%
    2001 .....................................      0.00%   98,909     17.718442       1,752,513         0.95%     12.82%
    2000 .....................................      0.00%   53,790     15.704757         844,759         0.73%     18.14%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Credit Suisse Trust - Global Post-Venture Capital Portfolio
  2004 .......................................      0.00%   11,532  $  13.315648  $      153,556         0.00%      17.99%
  2003 .......................................      0.00%   11,132     11.285456         125,630         0.00%      47.66%
  2002 .......................................      0.00%   11,260      7.643060          86,061         0.00%     -34.16%
  2001 .......................................      0.00%   12,080     11.607891         140,223         0.00%     -28.63%
  2000 .......................................      0.00%   19,402     16.265390         315,581         0.00%     -18.94%
Credit Suisse Trust - International Focus Portfolio
  2004 .......................................      0.00%  103,404     11.058069       1,143,449         0.99%      14.74%
  2003 .......................................      0.00%  111,879      9.637324       1,078,214         0.49%      33.09%
  2002 .......................................      0.00%  115,124      7.241185         833,634         0.00%     -19.90%
  2001 .......................................      0.00%  120,573      9.040640       1,090,057         0.00%     -22.27%
  2000 .......................................      0.00%  119,996     11.631433       1,395,725         0.45%     -25.90%
Credit Suisse Trust - Small Cap Growth Portfolio
  2004 .......................................      0.00%  136,576     14.022473       1,915,133         0.00%      10.87%
  2003 .......................................      0.00%  136,928     12.647723       1,731,827         0.00%      48.55%
  2002 .......................................      0.00%  132,124      8.514305       1,124,944         0.00%     -33.69%
  2001 .......................................      0.00%  185,522     12.840185       2,382,137         0.00%     -16.01%
  2000 .......................................      0.00%  212,377     15.287247       3,246,660         0.00%     -18.11%
Dreyfus IP - European Equity Portfolio
  2001 .......................................      0.00%      133      6.722485             894         0.84%     -28.13%
  2000 .......................................      0.00%    2,553      9.353456          23,879         0.42%      -9.65%
Dreyfus IP - Small Cap Stock Index Portfolio - Service Class
  2004 .......................................      0.00%   40,584     12.889095         523,091         0.50%      21.88%
  2003 .......................................      0.00%   38,496     10.574853         407,090         0.33%      37.78%
  2002 .......................................      0.00%    4,411      7.675242          33,855         0.27%     -23.25% 05/01/02
Dreyfus Socially Responsible Growth Fund, Inc., The
  2004 .......................................      0.00%   46,244     15.829359         732,013         0.38%       6.21%
  2003 .......................................      0.00%   50,706     14.903772         755,711         0.11%      26.00%
  2002 .......................................      0.00%   57,964     11.828136         685,606         0.21%     -28.94%
  2001 .......................................      0.00%   72,096     16.646416       1,200,140         0.06%     -22.57%
  2000 .......................................      0.00%   87,987     21.499776       1,891,701         0.81%     -11.03%
Dreyfus Stock Index Fund, Inc. - Initial Shares
  2004 .......................................      0.00%  578,778     20.696422      11,978,634         1.80%      10.64%
  2003 .......................................      0.00%  632,333     18.706070      11,828,465         1.51%      28.36%
  2002 .......................................      0.00%  584,757     14.572787       8,521,539         1.31%     -22.36%
  2001 .......................................      0.00%  599,693     18.770165      11,256,337         1.06%     -12.18%
  2000 .......................................      0.00%  591,538     21.373424      12,643,192         0.96%      -9.28%
Dreyfus VIF - Appreciation Portfolio - Initial Shares
  2004 .......................................      0.00%   68,432     14.214838         972,750         1.63%       5.05%
  2003 .......................................      0.00%   77,680     13.532029       1,051,168         1.40%      21.17%
  2002 .......................................      0.00%   76,442     11.167894         853,696         1.14%     -16.71%
  2001 .......................................      0.00%   81,387     13.409044       1,091,322         0.84%      -9.31%
  2000 .......................................      0.00%   68,662     14.785375       1,015,193         0.63%      -0.65%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
  2004 .......................................      0.00%    3,802     14.363942          54,612         0.22%      11.34%
  2003 .......................................      0.00%    4,756     12.900917          61,357         0.08%      29.01% 05/01/03
Dreyfus VIF - Growth and Income Portfolio - Initial Shares
  2004 .......................................      0.00%   37,814     13.961156         527,927         1.23%       7.47%
  2003 .......................................      0.00%   36,562     12.991038         474,978         0.84%      26.57%
  2002 .......................................      0.00%   42,290     10.263905         434,061         0.60%     -25.33%
  2001 .......................................      0.00%   42,969     13.745232         590,619         0.50%      -5.85%
  2000 .......................................      0.00%   50,580     14.598583         738,396         0.61%      -3.78%
Federated IS - American Leaders Fund II - Primary Shares
  2004 .......................................      0.00%      306     13.830995           4,232         0.41%       9.78%
Federated IS - Quality Bond Fund II - Primary Shares
  2004 .......................................      0.00%   12,318     11.692084         144,023         4.98%       3.62%
  2003 .......................................      0.00%   11,878     11.283621         134,027         3.93%       4.65%
  2002 .......................................      0.00%   11,620     10.782678         125,295         0.00%       7.83% 05/01/02

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Fidelity/(R)/ VIP - Equity-Income Portfolio - Initial Class
  2004 .......................................      0.00%  375,788  $  20.410267   $   7,669,933         1.56%      11.53%
  2003 .......................................      0.00%  409,083     18.300351       7,486,362         1.80%      30.33%
  2002 .......................................      0.00%  407,426     14.041601       5,720,913         1.77%     -16.95%
  2001 .......................................      0.00%  431,008     16.906669       7,286,910         1.70%      -4.96%
  2000 .......................................      0.00%  410,082     17.788146       7,294,598         1.65%       8.42%
Fidelity/(R)/ VIP - Growth Portfolio - Initial Class
  2004 .......................................      0.00%  365,242     17.401445       6,355,739         0.27%       3.38%
  2003 .......................................      0.00%  393,063     16.832769       6,616,339         0.27%      32.85%
  2002 .......................................      0.00%  408,322     12.670716       5,173,732         0.25%     -30.10%
  2001 .......................................      0.00%  464,650     18.128151       8,423,245         0.08%     -17.65%
  2000 .......................................      0.00%  494,090     22.013206      10,876,505         0.12%     -10.98%
Fidelity/(R)/ VIP - High Income Portfolio - Initial Class
  2004 .......................................      0.00%  222,416     13.018901       2,895,612         8.82%       9.59%
  2003 .......................................      0.00%  277,638     11.879372       3,298,165         5.94%      27.26%
  2002 .......................................      0.00%  277,242      9.334381       2,587,882         9.29%       3.44%
  2001 .......................................      0.00%  268,872      9.023656       2,426,208        13.67%     -11.73%
  2000 .......................................      0.00%  251,453     10.222956       2,570,593         7.66%     -22.47%
Fidelity/(R)/ VIP - Overseas Portfolio - Initial Class
  2004 .......................................      0.00%  112,550     15.850578       1,783,983         1.14%      13.64%
  2003 .......................................      0.00%  104,335     13.948630       1,455,330         0.83%      43.37%
  2002 .......................................      0.00%  100,989      9.729244         982,547         0.83%     -20.28%
  2001 .......................................      0.00%  100,976     12.204145       1,232,326         5.37%     -21.17%
  2000 .......................................      0.00%  109,074     15.480896       1,688,563         1.56%     -19.11%
Fidelity/(R)/ VIP II - Asset Manager Portfolio - Initial Class
  2004 .......................................      0.00%   80,426     17.785832       1,430,443         2.76%       5.47%
  2003 .......................................      0.00%   78,858     16.863587       1,329,829         3.62%      17.97%
  2002 .......................................      0.00%   87,642     14.294216       1,252,774         3.98%      -8.73%
  2001 .......................................      0.00%   97,209     15.661062       1,522,396         4.21%      -4.09%
  2000 .......................................      0.00%   97,054     16.328861       1,584,781         3.30%      -3.93%
Fidelity/(R)/ VIP II - Contrafund/(R)/ Portfolio - Initial Class
  2004 .......................................      0.00%  258,620     24.855086       6,428,022         0.34%      15.48%
  2003 .......................................      0.00%  271,532     21.523942       5,844,439         0.46%      28.46%
  2002 .......................................      0.00%  278,231     16.754926       4,661,740         0.85%      -9.35%
  2001 .......................................      0.00%  310,919     18.482808       5,746,656         0.78%     -12.24%
  2000 .......................................      0.00%  339,730     21.061590       7,155,254         0.36%      -6.62%
Fidelity/(R)/ VIP II - Investment Grade Bond Portfolio: Service Class
  2004 .......................................      0.00%   24,840     10.659014         264,770         1.88%       4.32%
  2003 .......................................      0.00%      998     10.217718          10,197         0.00%       2.18% 05/01/03
Fidelity/(R)/ VIP III - Growth Opportunities Portfolio - Initial Class
  2004 .......................................      0.00%   61,482     11.036087         678,521         0.53%       7.19%
  2003 .......................................      0.00%   60,543     10.295709         623,333         0.74%      29.87%
  2002 .......................................      0.00%   51,868      7.927585         411,188         1.07%     -21.84%
  2001 .......................................      0.00%   59,212     10.143319         600,606         0.38%     -14.42%
  2000 .......................................      0.00%   67,837     11.852480         804,037         1.30%     -17.07%
Fidelity/(R)/ VIP III - Mid Cap Portfolio - Service Class
  2004 .......................................      0.00%   27,716     17.574515         487,095         0.00%      24.77%
  2003 .......................................      0.00%    9,873     14.085331         139,064         0.00%      40.85% 05/01/03
Fidelity/(R)/ VIP III - Value Strategies Portfolio - Service Class
  2004 .......................................      0.00%   27,044     13.506506         365,270         0.00%      13.99%
  2003 .......................................      0.00%   26,162     11.849148         309,997         0.00%      57.79%
  2002 .......................................      0.00%      843      7.509507           6,331         0.00%     -24.90% 05/01/02
Franklin Templeton VIP - Franklin Rising Dividends Securities Fund - Class I
  2004 .......................................      0.00%   30,080     13.690957         411,824         0.66%      11.25%
  2003 .......................................      0.00%   15,727     12.306508         193,544         0.20%      23.07% 05/01/03
Franklin Templeton VIP - Franklin Small Cap Value Securities Fund - Class I
  2004 .......................................      0.00%    7,248     16.575156         120,137         0.19%      24.09%
  2003 .......................................      0.00%    2,401     13.357313          32,071         0.12%      33.57% 05/01/03
Franklin Templeton VIP - Templeton Foreign Securities Fund - Class I
  2004 .......................................      0.00%   25,722     15.773327         405,722         1.10%      18.87%
  2003 .......................................      0.00%    4,015     13.269107          53,275         0.79%      32.69% 05/01/03

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Gartmore GVIT Comstock Value Fund - Class I
  2004 .......................................      0.00%    1,768  $  14.889740  $       26,325         1.56%      17.50%
  2003 .......................................      0.00%       75     12.672281             950         1.52%      26.72% 05/01/03
Gartmore GVIT Dreyfus International Value Fund - Class I
  2004 .......................................      0.00%   11,032     16.772215         185,031         2.03%      20.29%
  2003 .......................................      0.00%    3,602     13.838062          49,845         0.00%      38.38% 05/01/03
Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I
  2004 .......................................      0.00%   74,186     13.700026       1,016,350         0.54%      15.73%
  2003 .......................................      0.00%   87,632     11.837744       1,037,365         0.49%      34.65%
  2002 .......................................      0.00%   57,522      8.791459         505,702         0.42%     -15.30%
  2001 .......................................      0.00%   37,983     10.379883         394,259         0.54%      -1.30%
  2000 .......................................      0.00%   15,903     10.517026         167,252         0.56%       5.17%
Gartmore GVIT Emerging Markets Fund - Class I
  2004 .......................................      0.00%   16,620     13.973799         232,245         0.93%      20.74%
  2003 .......................................      0.00%   19,194     11.573140         222,135         0.66%      65.26%
  2002 .......................................      0.00%    7,501      7.002885          52,529         0.17%     -15.23%
  2001 .......................................      0.00%   27,272      8.260926         225,292         0.52%      -5.18%
Gartmore GVIT Federated High Income Bond Fund - Class I
  2004 .......................................      0.00%    7,390     12.241616          90,466         8.50%      10.10%
  2003 .......................................      0.00%    5,828     11.119017          64,802         9.25%      11.19% 05/01/03
Gartmore GVIT Global Financial Services Fund - Class I
  2004 .......................................      0.00%    1,534     14.827817          22,746         1.45%      20.99%
  2003 .......................................      0.00%    1,548     12.255125          18,971         0.88%      41.45%
  2002 .......................................      0.00%      289      8.663891           2,504         0.08%     -13.36% 05/01/02
Gartmore GVIT Global Health Sciences Fund - Class I
  2004 .......................................      0.00%   11,908     12.296466         146,426         0.00%       7.86%
  2003 .......................................      0.00%    7,254     11.400451          82,699         0.00%      36.69%
  2002 .......................................      0.00%    1,753      8.340128          14,620         0.00%     -16.60% 05/01/02
Gartmore GVIT Global Technology and Communications Fund - Class I
  2004 .......................................      0.00%   24,430      3.193545          78,018         0.00%       4.31%
  2003 .......................................      0.00%   27,880      3.061527          85,355         0.00%      55.23%
  2002 .......................................      0.00%   11,606      1.972253          22,890         0.59%     -42.78%
  2001 .......................................      0.00%    2,536      3.446837           8,741         0.00%     -42.72%
  2000 ............................... .......      0.00%    2,596      6.017639          15,622         0.00%     -39.82% 10/02/00
Gartmore GVIT Global Utilities Fund - Class I
  2004 .......................................      0.00%   12,104     14.000446         169,461         1.92%      29.97%
  2003 .......................................      0.00%    3,190     10.772327          34,364         0.70%      24.05%
  2002 .......................................      0.00%      250      8.683837           2,171         0.54%     -13.16% 05/01/02
Gartmore GVIT Government Bond Fund - Class I
  2004 .......................................      0.00%  114,686     17.574111       2,015,504         5.48%       3.26%
  2003 .......................................      0.00%  141,781     17.018937       2,412,962         3.14%       2.00%
  2002 .......................................      0.00%  215,754     16.685161       3,599,890         4.42%      10.98%
  2001 .......................................      0.00%  192,314     15.033937       2,891,237         5.12%       7.25%
  2000 .......................................      0.00%  147,694     14.017108       2,070,243         5.25%      12.54%
Gartmore GVIT Growth Fund - Class I
  2004 ...............................              0.00%  145,006     11.433814       1,657,972         0.33%       8.16%
  2003 ...............................              0.00%  161,969     10.571536       1,712,261         0.02%      32.74%
  2002 ...............................              0.00%  160,573      7.964177       1,278,832         0.00%     -28.72%
  2001 ...............................              0.00%  169,484     11.173143       1,893,669         0.00%     -28.13%
  2000 ...............................              0.00%  202,780     15.547089       3,152,639         0.18%     -26.53%
Gartmore GVIT ID Aggressive Fund - Class II
  2004 ...............................              0.00%       84     12.527746           1,052         1.75%      14.03%
  2003 ...............................              0.00%       86     10.986753             945         1.41%      31.87%
Gartmore GVIT ID Conservative Fund - Class II
  2004 ...............................              0.00%    5,030     11.349571          57,088         2.46%       4.65%
  2003 ...............................              0.00%    4,630     10.845040          50,213         2.37%       7.91%
  2002 ...............................              0.00%   10,505     10.050418         105,580         2.80%       0.50% 01/25/02
Gartmore GVIT ID Moderate Fund - Class II
  2004 ...............................              0.00%   57,958     12.019313         696,615         2.27%       9.54%
  2003 ...............................              0.00%   26,164     10.972970         287,097         2.06%      20.05%
  2002 ...............................              0.00%   14,854      9.140249         135,769         1.72%      -8.60% 01/25/02

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Gartmore GVIT ID Moderately Aggressive Fund - Class II
  2004 .......................................      0.00%   24,722  $  12.332826  $      304,892         1.97%      12.09%
  2003 .......................................      0.00%   10,934     11.002361         120,300         1.54%      26.64%
  2002 .......................................      0.00%   14,728      8.687687         127,952         1.55%     -13.12% 01/25/02
Gartmore GVIT ID Moderately Conservative Fund - Class II
  2004 .......................................      0.00%   27,902     11.748118         327,796         2.48%       7.16%
  2003 .......................................      0.00%   21,041     10.963279         230,678         2.34%      13.70%
  2002 .......................................      0.00%    9,155      9.642427          88,276         2.35%      -3.58% 01/25/02
Gartmore GVIT International Growth Fund - Class I
  2004 .......................................      0.00%    1,590      7.757434          12,334         1.40%      14.19%
  2003 .......................................      0.00%    2,327      6.793220          15,808         0.00%      35.62%
Gartmore GVIT Mid Cap Growth Fund - Class I
  2004 .......................................      0.00%   21,204      5.783113         122,625         0.00%      15.34%
  2003 .......................................      0.00%   85,532      5.014057         428,862         0.00%      40.13%
  2002 .......................................      0.00%   49,103      3.578034         175,692         0.00%     -37.01%
  2001 .......................................      0.00%   15,083      5.680754          85,683         0.00%     -30.31%
  2000 .......................................      0.00%   15,341      8.151094         125,046         0.00%     -18.49% 05/01/00
Gartmore GVIT Money Market Fund - Class I
  2004 .......................................      0.00%  336,040     13.547206       4,552,403         0.78%       0.81%
  2003 .......................................      0.00%  426,388     13.438171       5,729,875         0.63%       0.63%
  2002 .......................................      0.00%  611,041     13.354620       8,160,220         1.26%       1.21%
  2001 .......................................      0.00%  752,971     13.194770       9,935,279         3.57%       3.60%
  2000 .......................................      0.00%  690,357     12.735851       8,792,284         5.53%       6.03%
Gartmore GVIT Nationwide/(R)/ Fund: Class I
  2004 .......................................      0.00%  283,884     18.672551       5,300,838         1.28%       9.75%
  2003 .......................................      0.00%  320,276     17.013568       5,449,038         0.56%      27.51%
  2002 .......................................      0.00%  343,472     13.342709       4,582,847         0.85%     -17.35%
  2001 .......................................      0.00%  370,050     16.144226       5,974,171         0.74%     -11.82%
  2000 .......................................      0.00%  383,717     18.308017       7,025,097         0.63%      -2.12%
Gartmore GVIT Nationwide/(R)/ Leaders Fund - Class I
  2004 .......................................      0.00%    2,072     12.589767          26,086         0.52%      18.79%
  2003 .......................................      0.00%      680     10.598061           7,207         0.19%      25.38%
  2002 .......................................      0.00%      837      8.452459           7,075         1.18%     -15.48% 05/01/02
Gartmore GVIT Small Cap Growth Fund - Class I
  2004 .......................................      0.00%   38,172      7.354229         280,726         0.00%      13.42%
  2003 .......................................      0.00%   29,802      6.484322         193,246         0.00%      34.27%
  2002 .......................................      0.00%   39,937      4.829491         192,875         0.00%     -33.29%
  2001 .......................................      0.00%   28,981      7.239237         209,800         0.00%     -10.84%
  2000 .......................................      0.00%    5,428      8.119138          44,071         0.00%     -18.81%
Gartmore GVIT Small Cap Value Fund - Class I
  2004 .......................................      0.00%  125,486     21.025284       2,638,379         0.00%      17.30%
  2003 .......................................      0.00%  144,123     17.924637       2,583,352         0.00%      56.85%
  2002 .......................................      0.00%  156,777     11.427654       1,791,593         0.01%     -27.16%
  2001 .......................................      0.00%  145,093     15.689204       2,276,394         0.03%      28.28%
  2000 .......................................      0.00%   92,343     12.230652       1,129,415         0.00%      11.20%
Gartmore GVIT Small Company Fund - Class I
  2004 .......................................      0.00%  143,764     25.327151       3,641,133         0.00%      19.02%
  2003 .......................................      0.00%  163,826     21.279390       3,486,117         0.00%      41.01%
  2002 .......................................      0.00%  161,607     15.090443       2,438,721         0.00%     -17.33%
  2001 .......................................      0.00%  171,105     18.253468       3,123,260         0.10%      -6.70%
  2000 .......................................      0.00%  232,635     19.565011       4,551,506         0.03%       8.90%
Gartmore GVIT Turner Growth Focus Fund - Class I
  2003 .......................................      0.00%   35,452      3.336873         118,299         0.00%      50.96%
  2002 .......................................      0.00%    5,450      2.210411          12,047         0.00%     -42.86%
Gartmore GVIT U.S. Growth Leaders Fund - Class I
  2004 .......................................      0.00%    4,040     14.068165          56,835         0.00%      12.41%
  2003 .......................................      0.00%    4,436     12.515174          55,517         0.00%      52.14%
  2002 .......................................      0.00%    1,992      8.226323          16,387         0.00%     -17.74% 05/01/02

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I
  2004 .......................................      0.00%   12,326  $  13.998807     $   172,549         4.85%       6.53%
  2003 .......................................      0.00%   18,184     13.140266         238,943         5.47%      12.12%
  2002 .......................................      0.00%   12,174     11.720231         142,682         4.53%       7.21%
  2001 .......................................      0.00%    2,363     10.932334          25,833         8.29%       4.19%
  2000 .......................................      0.00%    3,146     10.492823          33,010         8.52%       4.93%
Janus AS - Balanced Portfolio - Service Shares
  2004 .......................................      0.00%      668     11.945467           7,980         3.27%       8.29%
Janus AS - Capital Appreciation Portfolio - Service Shares
  2004 .......................................      0.00%   46,432      7.395085         343,369         0.02%      17.97%
  2003 .......................................      0.00%   57,199      6.268750         358,566         0.25%      20.23%
  2002 .......................................      0.00%   58,881      5.213836         306,996         0.30%     -15.93%
  2001 .......................................      0.00%   62,604      6.201616         388,246         0.91%     -21.83%
  2000 .......................................      0.00%   54,056      7.933369         428,846         1.33%     -30.82% 05/01/00
Janus AS - Global Technology Portfolio - Service Shares
  2004 .......................................      0.00%   46,310      3.697308         171,222         0.00%       0.57%
  2003 .......................................      0.00%   63,964      3.676479         235,162         0.00%      46.47%
  2002 .......................................      0.00%   54,722      2.510001         137,352         0.00%     -40.93%
  2001 .......................................      0.00%   58,616      4.249300         249,077         0.56%     -37.31%
  2000 .......................................      0.00%   51,067      6.778794         346,173         1.21%     -20.67% 05/01/00
Janus AS - International Growth Portfolio - Service Shares
  2004 .......................................      0.00%   47,840      7.217918         345,305         0.83%      18.69%
  2003 .......................................      0.00%   43,445      6.081514         264,211         0.99%      34.53%
  2002 .......................................      0.00%   43,393      4.520472         196,157         0.67%     -25.76%
  2001 .......................................      0.00%   37,721      6.088787         229,675         0.70%     -23.43%
  2000 .......................................      0.00%   28,662      7.951801         227,915         6.25%     -20.48% 05/01/00
MFS VIT - MFS Investors Growth Stock Series - Initial Class
  2004 .......................................      0.00%    1,058     12.663111          13,398         0.00%       9.18%
MFS VIT - MFS Value Series - Initial Class
  2004 .......................................      0.00%    2,060     14.245099          29,345         0.34%      15.18%
  2003 .......................................      0.00%      255     12.367820           3,154         0.00%      23.68% 05/01/03
Neuberger Berman AMT - Fasciano Portfolio - S Class Shares
  2004 .......................................      0.00%      486     14.105334           6,855         0.00%      11.88%
Neuberger Berman AMT - Growth Portfolio
  2004 .......................................      0.00%   79,436     14.354807       1,140,288         0.00%      16.60%
  2003 .......................................      0.00%   92,061     12.310867       1,133,351         0.00%      31.40%
  2002 .......................................      0.00%   91,607      9.369018         858,268         0.00%     -31.16%
  2001 .......................................      0.00%  194,831     13.610476       2,651,743         0.00%     -30.36%
  2000 .......................................      0.00%  165,377     19.543829       3,232,100         0.00%     -11.66%
Neuberger Berman AMT - Guardian Portfolio - I Class Shares
  2004 .......................................      0.00%   34,354     12.031993         413,347         0.12%      15.81%
  2003 .......................................      0.00%   33,326     10.389042         346,225         0.84%      31.76%
  2002 .......................................      0.00%   40,952      7.884759         322,897         0.80%     -26.45%
  2001 .......................................      0.00%   42,795     10.719948         458,760         0.47%      -1.51%
  2000 .......................................      0.00%   31,192     10.883981         339,493         0.59%      1.13%
Neuberger Berman AMT - Limited Maturity Bond Portfolio
  2004 .......................................      0.00%   57,882     14.963540         866,120         3.64%       0.78%
  2003 .......................................      0.00%   68,260     14.847857       1,013,515         4.41%       2.42%
  2002 .......................................      0.00%   78,261     14.496454       1,134,507         4.91%       5.34%
  2001 .......................................      0.00%   53,267     13.761786         733,049         5.78%       8.78%
  2000 .......................................      0.00%   48,744     12.650873         616,654         6.96%       6.78%
Neuberger Berman AMT - Mid Cap Growth Portfolio - S Class
  2004 .......................................      0.00%    3,532     14.298387          50,502         0.00%      16.03%
  2003 .......................................      0.00%    2,927     12.322580          36,068         0.00%      23.23% 05/01/03
Neuberger Berman AMT - Partners Portfolio
  2004 .......................................      0.00%  200,296     20.106864       4,027,324         0.01%      18.98%
  2003 .......................................      0.00%  212,651     16.900050       3,593,813         0.00%      35.09%
  2002 .......................................      0.00%  211,641     12.510433       2,647,721         0.53%     -24.14%
  2001 .......................................      0.00%  214,234     16.491924       3,533,131         0.38%      -2.83%
  2000 .......................................      0.00%  218,683     16.971642       3,711,410         0.79%       0.07%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
Neuberger Berman AMT - Socially Responsive Portfolio - I Class
  2004 .......................................      0.00%      510  $  14.018027  $        7,149         0.00%      13.28%
  2003 .......................................      0.00%       42     12.374746             520         0.00%      23.75% 05/01/03
Oppenheimer Aggressive Growth Fund/VA - Initial Class
  2004 .......................................      0.00%   34,910      5.841557         203,929         0.00%      19.78%
  2003 .......................................      0.00%   27,076      4.877042         132,051         0.00%      25.59%
  2002 .......................................      0.00%   11,406      3.883303          44,293         0.65%     -27.79%
  2001 .......................................      0.00%   27,049      5.377832         145,465         0.87%     -31.27%
  2000 .......................................      0.00%   29,380      7.824211         229,875         0.00%     -21.76% 05/01/00
Oppenheimer Bond Fund/VA - Initial Class
  2004 .......................................      0.00%   96,616     17.187703       1,660,607         4.80%       5.49%
  2003 .......................................      0.00%  113,252     16.292834       1,845,196         5.67%       6.78%
  2002 .......................................      0.00%  126,813     15.258399       1,934,963         7.25%       9.08%
  2001 .......................................      0.00%  120,742     13.988352       1,688,982         7.04%       7.79%
  2000 .......................................      0.00%  108,962     12.977817       1,414,089         7.66%       6.10%
Oppenheimer Capital Appreciation Fund/VA - Initial Class
  2004 .......................................      0.00%   83,842     16.462506       1,380,249         0.33%       6.94%
  2003 .......................................      0.00%   98,014     15.394717       1,508,898         0.38%      30.94%
  2002 .......................................      0.00%   90,095     11.756809       1,059,230         0.64%     -26.86%
  2001 .......................................      0.00%  116,791     16.074008       1,877,299         0.64%     -12.58%
  2000 .......................................      0.00%  115,080     18.386180       2,115,882         0.12%      -0.23%
Oppenheimer Global Securities Fund/VA - Initial Class
  2004 .......................................      0.00%  105,104     29.422164       3,092,387         1.25%      19.16%
  2003 .......................................      0.00%  103,002     24.690704       2,543,192         0.76%      43.02%
  2002 .......................................      0.00%  106,692     17.263833       1,841,913         0.56%     -22.13%
  2001 .......................................      0.00%  111,537     22.171331       2,472,924         0.69%     -12.04%
  2000 .......................................      0.00%  119,169     25.205074       3,003,663         0.27%       5.09%
Oppenheimer High Income Fund/VA - Initial Class
  2004 .......................................      0.00%   12,018     12.184423         146,432         4.23%       8.97%
  2003 .......................................      0.00%    6,913     11.181817          77,300         0.00%      11.82% 05/01/03
Oppenheimer Main Street/(R)/ Fund/VA - Initial Class
  2004 .......................................      0.00%   28,322      9.162245         259,493         0.84%       9.46%
  2003 .......................................      0.00%   34,417      8.370485         288,087         0.90%      26.72%
  2002 .......................................      0.00%   30,456      6.605587         201,180         0.65%     -18.80%
  2001 .......................................      0.00%   21,240      8.134641         172,780         0.41%     -10.16%
  2000 .......................................      0.00%   10,745      9.054521          97,291         0.00%      -9.45% 05/01/00
Oppenheimer Main Street/(R)/ Small Cap Fund/VA - Initial Class
  2004 .......................................      0.00%    1,252     16.563464          20,737         0.00%      19.42%
  2003 .......................................      0.00%    2,855     13.869971          39,599         0.00%      38.70% 05/01/03
Oppenheimer Multiple Strategies Fund/VA - Initial Class
  2004 .......................................      0.00%   76,060     20.502973       1,559,456         1.01%      10.10%
  2003 .......................................      0.00%   80,959     18.621945       1,507,614         2.82%      24.96%
  2002 .......................................      0.00%   82,462     14.902681       1,228,905         3.60%     -10.40%
  2001 .......................................      0.00%   84,920     16.632670       1,412,446         3.96%       2.22%
  2000 .......................................      0.00%   82,390     16.271709       1,340,626         4.57%       6.44%
Putnam VT - Growth & Income Fund - IB Shares
  2004 .......................................      0.00%    1,634     13.805820          22,559         1.66%      11.11%
Putnam VT - Voyager II Fund - IB Shares
  2004 .......................................      0.00%    2,224     12.450430          27,690         0.19%       5.03%
  2003 .......................................      0.00%       42     11.853879             498         0.00%      18.54% 05/01/03
Strong Opportunity Fund II, Inc.
  2004 .......................................      0.00%   85,426     25.174087       2,150,522         0.00%      18.22%
  2003 .......................................      0.00%   93,627     21.294252       1,993,717         0.07%      37.01%
  2002 .......................................      0.00%   98,264     15.542573       1,527,275         0.38%     -26.82%
  2001 .......................................      0.00%  103,859     21.238327       2,205,791         0.59%      -3.70%
  2000 .......................................      0.00%   96,471     22.004768       2,122,822         0.00%       6.60%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
 Strong VIF - Strong Discovery Fund II
   2004 .......................................      0.00%   17,898   $ 19.143146   $     342,624         0.00%      15.72%
   2003 .......................................      0.00%   18,929     16.542813         313,139         0.00%      39.43%
   2002 .......................................      0.00%   20,094     11.864827         238,412         0.00%     -12.02%
   2001 .......................................      0.00%   22,035     13.485135         297,145         0.72%       4.08%
   2000 .......................................      0.00%   25,155     12.955970         325,907         0.00%       4.39%
 Strong VIF - Strong International Stock Fund II
   2002 .......................................      0.00%   57,275      5.361165         307,061         4.04%     -26.54%
   2001 .......................................      0.00%   55,640      7.298468         406,087         0.00%     -22.14%
   2000 .......................................      0.00%   51,648      9.373600         484,128         0.00%     -39.52%
 Van Eck WIT - Worldwide Bond Fund
   2004 .......................................      0.00%   14,838     16.976579         251,898         8.78%       9.15%
   2003 .......................................      0.00%   23,556     15.553340         366,374         1.75%      18.16%
   2002 .......................................      0.00%   39,706     13.162611         522,635         0.00%      21.66%
   2001 .......................................      0.00%   15,977     10.819530         172,864         4.39%      -5.10%
   2000 .......................................      0.00%   15,146     11.400381         172,670         4.90%       1.87%
 Van Eck WIT - Worldwide Emerging Markets Fund
   2004 .......................................      0.00%   83,090     12.647730       1,050,900         0.59%      25.89%
   2003 .......................................      0.00%   79,411     10.046593         797,810         0.11%      54.19%
   2002 .......................................      0.00%   99,351      6.515847         647,356         0.20%      -2.90%
   2001 .......................................      0.00%   79,757      6.710492         535,209         0.00%      -1.81%
   2000 .......................................      0.00%   91,301      6.834145         623,964         0.00%     -41.87%
 Van Eck WIT - Worldwide Hard Assets Fund
   2004 .......................................      0.00%   41,778     14.400064         601,606         0.37%      24.23%
   2003 .......................................      0.00%   43,115     11.615034         500,782         0.48%      45.08%
   2002 .......................................      0.00%   40,828      8.006062         326,871         0.68%      -2.83%
   2001 .......................................      0.00%   32,526      8.239575         268,000         1.21%     -10.44%
   2000 .......................................      0.00%   35,253      9.200485         324,345         1.12%      11.40%
 Van Kampen UIF - Core Plus Fixed Income Portfolio - Class A
   2004 .......................................      0.00%      622     10.680729           6,643         4.78%       4.37%
   2003 .......................................      0.00%       49     10.233765             501         0.00%       2.34% 05/01/03
 Van Kampen UIF - Emerging Markets Debt Portfolio
   2004 .......................................      0.00%   37,346     17.240440         643,861         6.41%      10.06%
   2003 .......................................      0.00%   41,844     15.664315         655,458         0.00%      27.86%
   2002 .......................................      0.00%   36,681     12.250737         449,369         6.91%       9.22%
   2001 .......................................      0.00%   33,534     11.216363         376,130         9.40%      10.10%
   2000 .......................................      0.00%   33,493     10.187412         341,207        12.32%      11.39%
 Van Kampen UIF - U.S.Real Estate Portfolio - Class A
   2004 .......................................      0.00%   57,878     37.127644       2,148,874         1.55%      36.39%
   2003 .......................................      0.00%   54,506     27.220749       1,483,694         0.00%      37.51%
   2002 .......................................      0.00%   52,407     19.795314       1,037,413         3.29%      -0.79%
   2001 .......................................      0.00%   58,299     19.952330       1,163,201         3.98%       9.84%
   2000 .......................................      0.00%   57,529     18.164582       1,044,990         8.22%      28.06%
Single Premium contracts issued prior to April 16, 1990 (policy years 11 and thereafter)
 AIM VIF - Basic Value Fund - Series I Shares
   2004 ......................................       0.50%    2,482     14.393873          35,726         0.00%      10.52%
 AIM VIF - Capital Appreciation Fund - Series I Shares
   2004 ......................................       0.50%      310     13.105225           4,063         0.00%       6.09%
   2003 ......................................       0.50%    1,364     12.965885          17,685         0.00%      29.66% 05/01/03
 AIM VIF - Capital Development Fund - Series I Shares
   2004 ......................................       0.50%    4,050     14.900870          60,349         0.00%      14.92%
 Alliance VPSF - Alliance Bernstein Growth & Income Portfolio - Class A
   2004 ......................................       0.50%    9,008     13.752717         123,884         0.96%      10.91%
   2003 ......................................       0.50%    1,081     12.400313          13,405         0.00%      24.00% 05/01/03
 Alliance VPSF - Alliance Bernstein Small Cap Value Portfolio - Class A
   2004 ......................................       0.50%    2,172     16.322856          35,453         0.13%      18.71%
 American Century VP - Balanced Fund - Class I
   2004 ......................................       0.50%   28,138     22.837145         642,592         1.68%       9.23%
   2003 ......................................       0.50%   10,265     20.907285         214,613         2.53%      18.86%
   2002 ......................................       0.50%    2,665     17.589248          46,875         2.63%     -10.01%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                                                Contract                                          Investment
                                                Expense                 Unit         Contract       Income       Total
                                                 Rate*      Units    Fair Value   Owners' Equity    Ratio**    Return***
                                                --------   -------  ------------  --------------  -----------  ----------
American Century VP - Capital Appreciation Fund - Class I
  2004 .......................................      0.50%   59,666  $  28.675107   $   1,710,929         0.00%       7.05%
  2003 .......................................      0.50%   31,820     26.787231         852,370         0.00%      19.87%
  2002 .......................................      0.50%   13,972     22.346236         312,222         0.00%     -21.59%
  2001 .......................................      0.50%    2,922     28.500613          83,279         0.00%     -28.43%
  2000 .......................................      0.50%    7,428     39.820221         295,785         0.00%       8.49%
American Century VP - Income & Growth Fund - Class I
  2004 .......................................      0.50%   28,284     12.034610         340,387         1.44%      12.43%
  2003 .......................................      0.50%   14,230     10.704192         152,321         1.30%      28.71%
  2002 .......................................      0.50%    7,837      8.316655          65,178         1.10%     -19.77%
American Century VP - Inflation Protection Fund - Class II
  2004 .......................................      0.50%    9,540     10.832965         103,346         3.57%       5.28%
American Century VP - International Fund - Class I
  2004 .......................................      0.50%   59,792     17.564316       1,050,206         0.58%      14.35%
  2003 .......................................      0.50%   27,774     15.360020         426,609         0.75%      23.89%
  2002 .......................................      0.50%    5,091     12.398163          63,119         0.79%     -20.77%
  2000 .......................................      0.50%    2,453     22.205291          54,470         0.14%     -17.24%
American Century VP - Ultra/(R)/ Fund - Class I
  2004 .......................................      0.50%   28,728     10.964413         314,986         0.00%      10.12%
  2003 .......................................      0.50%    2,408      9.956460          23,975         0.00%      24.28%
American Century VP - Value Fund - Class I
  2004 .......................................      0.50%   83,868     21.810391       1,829,194         1.01%      13.76%
  2003 .......................................      0.50%   31,176     19.171791         597,700         1.09%      28.32%
  2002 .......................................      0.50%   13,026     14.941112         194,623         0.90%     -13.06%
  2000 .......................................      0.50%      118     15.308543           1,806         0.73%      17.56%
Credit Suisse Trust - Global Post-Venture Capital Portfolio
  2004 .......................................      0.50%    9,874     12.721972         125,617         0.00%      17.40%
  2003 .......................................      0.50%    6,096     10.836336          66,058         0.00%      46.92%
  2002 .......................................      0.50%    1,728      7.375606          12,745         0.00%     -34.49%
  2000 .......................................      0.50%    4,740     15.854894          75,152         0.00%     -19.34%
Credit Suisse Trust - International Focus Portfolio
  2004 .......................................      0.50%   39,228     12.375012         485,447         0.99%      14.17%
  2003 .......................................      0.50%   14,533     10.839093         157,525         0.49%      32.43%
  2002 .......................................      0.50%    2,769      8.184926          22,664         0.00%     -20.30%
Credit Suisse Trust - Small Cap Growth Portfolio
  2004 .......................................      0.50%   82,304     19.155888       1,576,606         0.00%      10.32%
  2003 .......................................      0.50%   27,210     17.364452         472,487         0.00%      47.81%
  2002 .......................................      0.50%    6,039     11.748025          70,946         0.00%     -34.02%
Dreyfus IP - Small Cap Stock Index Portfolio - Service Class
  2004 .......................................      0.50%   32,364     12.718312         411,615         0.50%      21.28%
  2003 .......................................      0.50%    6,160     10.487006          64,600         0.33%      37.09%
  2002 .......................................      0.50%    4,866      7.649570          37,223         0.27%     -23.50% 05/01/02
Dreyfus Socially Responsible Growth Fund, Inc., The
  2004 .......................................      0.50%   31,910     23.320608         744,161         0.38%       5.68%
  2003 .......................................      0.50%    7,832     22.067029         172,829         0.11%      25.38%
  2002 .......................................      0.50%      876     17.600806          15,418         0.21%     -29.30%
Dreyfus Stock Index Fund, Inc.- Initial Shares
  2004 .......................................      0.50%  347,660     28.759010       9,998,357         1.80%      10.09%
  2003 .......................................      0.50%  108,026     26.123506       2,822,018         1.51%      27.72%
  2002 .......................................      0.50%   26,741     20.453144         546,938         1.31%     -22.75%
  2001 .......................................      0.50%    1,122     26.476528          29,707         1.06%     -12.62%
  2000 .......................................      0.50%    6,384     30.300792         193,440         0.96%      -9.73%
Dreyfus VIF - Appreciation Portfolio - Initial Shares
  2004 .......................................      0.50%   39,366     13.653414         537,480         1.63%       4.52%
  2003 .......................................      0.50%   15,431     13.062720         201,571         1.40%      20.57%
  2002 .......................................      0.50%    7,627     10.834553          82,635         1.14%     -17.13%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
  2004 .......................................      0.50%    4,108     14.244729          58,517         0.22%      10.79%
  2003 .......................................      0.50%      840     12.857964          10,801         0.08%      28.58% 05/01/03

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Dreyfus VIF - Growth and Income Portfolio - Initial Shares
  2004 .................         0.50%     10,312   $ 13.338990   $      137,552        1.23%       6.93%
  2003 .................         0.50%      6,368     12.474297           79,436        0.84%      25.94%
Federated IS - American Leaders Fund II - Primary Shares
  2004 .................         0.50%      2,628     13.716228           36,046        0.41%       9.23%
Federated IS - Capital Appreciation Fund II - Primary Shares
  2004 .................         0.50%      1,276     12.836844           16,380        0.28%       6.86%
Federated IS - Quality Bond Fund II - Primary Shares
  2004 .................         0.50%      9,180     11.537144          105,911        4.98%       3.10%
  2003 .................         0.50%      4,444     11.189906           49,728        3.93%       4.12%
Fidelity/(R)/ VIP - Equity-Income Portfolio - Initial Class
  2004 .................         0.50%    187,988     53.967094       10,145,166        1.56%      10.97%
  2003 .................         0.50%     86,371     48.630667        4,200,279        1.80%      29.68%
  2002 .................         0.50%     25,078     37.500399          940,435        1.77%     -17.36%
  2001 .................         0.50%      3,200     45.378727          145,212        1.70%      -5.43%
  2000 .................         0.50%      5,076     47.985530          243,575        1.65%       7.88%
Fidelity/(R)/ VIP - Growth Portfolio - Initial Class
  2004 .................         0.50%    263,644     54.728412       14,428,817        0.27%       2.86%
  2003 .................         0.50%    105,480     53.205281        5,612,093        0.27%      32.19%
  2002 .................         0.50%     39,628     40.250246        1,595,037        0.25%     -30.45%
  2001 .................         0.50%      3,370     57.875878          195,042        0.08%     -18.06%
  2000 .................         0.50%      4,686     70.634432          330,993        0.12%     -11.42%
Fidelity/(R)/ VIP - High Income Portfolio - Initial Class
  2004 .................         0.50%    140,176     28.136168        3,944,015        8.82%       9.05%
  2003 .................         0.50%     55,652     25.802029        1,435,935        5.94%      26.63%
  2002 .................         0.50%      2,722     20.375870           55,463        9.29%       2.93%
  2001 .................         0.50%      1,784     19.796324           35,317       13.67%     -12.17%
  2000 .................         0.50%      1,862     22.540543           41,970        7.66%     -22.86%
Fidelity/(R)/ VIP - Overseas Portfolio - Initial Class
  2004 .................         0.50%    160,928     27.905999        4,490,857        1.14%      13.07%
  2003 .................         0.50%     58,985     24.680530        1,455,781        0.83%      42.65%
  2002 .................         0.50%     16,114     17.300971          278,788        0.83%     -20.68%
  2001 .................         0.50%      2,274     21.810922           49,598        5.37%     -21.56%
  2000 .................         0.50%      2,500     27.806776           69,517        1.56%     -19.51%
Fidelity/(R)/ VIP II - Asset Manager Portfolio - Initial Class
  2004 .................         0.50%    209,976     31.651957        6,646,151        2.76%       4.94%
  2003 .................         0.50%     84,282     30.161112        2,542,039        3.62%      17.39%
  2002 .................         0.50%      7,255     25.693764          186,408        3.98%      -9.18%
  2001 .................         0.50%      1,169     28.291882           33,073        4.21%      -4.57%
  2000 .................         0.50%      1,178     29.647039           34,924        3.30%      -4.41%
Fidelity/(R)/ VIP II - Contrafund/(R)/ Portfolio - Initial Class
  2004 .................         0.50%    222,346     28.136431        6,256,023        0.34%      14.90%
  2003 .................         0.50%    101,752     24.487594        2,491,662        0.46%      27.82%
  2002 .................         0.50%     11,284     19.157346          216,171        0.85%      -9.80%
 Fidelity/(R)/ VIP II - Investment Grade Bond Portfolio: Service Class
  2004 .................         0.50%     14,444     10.570462          152,680        1.88%       3.80%
  2003 .................         0.50%      9,748     10.183621           99,270        0.00%       1.84% 05/01/03
Fidelity/(R)/ VIP III - Growth Opportunities Portfolio - Initial Class
  2004 .................         0.50%     38,174     10.600065          404,647        0.53%       6.66%
  2003 .................         0.50%     20,500      9.938499          203,739        0.74%      29.23%
  2002 .................         0.50%      3,061      7.690844           23,542        1.07%     -22.23%
  2001 .................         0.50%      1,210      9.889817           11,967        0.38%     -14.85%
  2000 .................         0.50%      1,231     11.614608           14,298        1.30%     -17.48%
Fidelity/(R)/ VIP III - Mid Cap Portfolio - Service Class
  2004 .................         0.50%     28,738     17.428707          500,866        0.00%      24.15%
  2003 .................         0.50%      2,295     14.038431           32,218        0.00%      40.38% 05/01/03
Fidelity/(R)/ VIP III - Value Strategies Portfolio - Service Class
  2004 .................         0.50%     22,246     13.327560          296,485        0.00%      13.42%
  2003 .................         0.50%     15,781     11.750739          185,438        0.00%      57.00%

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Franklin Templeton VIP - Franklin Rising Dividends Securities Fund - Class I
  2004 .................         0.50%     45,226   $ 13.577316   $      614,048        0.66%      10.70%
  2003 .................         0.50%     11,618     12.265513          142,501        0.20%      22.66% 05/01/03
Franklin Templeton VIP - Franklin Small Cap Value Securities Fund - Class I
  2004 .................         0.50%     20,500     16.437638          336,972        0.19%      23.47%
  2003 .................         0.50%      2,305     13.312843           30,686        0.12%      33.13% 05/01/03
Franklin Templeton VIP - Templeton Foreign Securities Fund - Class I
  2004 .................         0.50%     10,062     15.642411          157,394        1.10%      18.28%
  2003 .................         0.50%      2,090     13.224912           27,640        0.79%      32.25% 05/01/03
Gartmore GVIT Comstock Value Fund - Class I
  2004 .................         0.50%      7,480     14.766163          110,451        1.56%      16.91%
  2003 .................         0.50%        570     12.630064            7,199        1.52%      26.30% 05/01/03
Gartmore GVIT Dreyfus International Value Fund - Class I
  2004 .................         0.50%     15,934     16.633064          265,031        2.03%      19.69%
  2003 .................         0.50%      4,952     13.791985           68,298        0.00%      37.92% 05/01/03
Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I
  2004 .................         0.50%     57,928     13.383987          775,308        0.54%      15.15%
  2003 .................         0.50%     19,389     11.622612          225,351        0.49%      33.98%
  2002 .................         0.50%      7,249      8.674888           62,884        0.42%     -15.73%
Gartmore GVIT Emerging Markets Fund - Class I
  2004 .................         0.50%     26,586     13.680089          363,699        0.93%      20.14%
  2003 .................         0.50%     17,288     11.386650          196,852        0.66%      64.44%
Gartmore GVIT Federated High Income Bond Fund - Class I
  2004 .................         0.50%     25,084     12.139983          304,519        8.50%       9.55%
Gartmore GVIT Global Financial Services Fund - Class I
  2004 .................         0.50%      3,124     14.631389           45,708        1.45%      20.39%
  2003 .................         0.50%        629     12.153349            7,644        0.88%      40.75%
Gartmore GVIT Global Health Sciences Fund - Class I
  2004 .................         0.50%     10,306     12.133480          125,048        0.00%       7.32%
  2003 .................         0.50%      3,699     11.305727           41,820        0.00%      36.01%
Gartmore GVIT Global Technology and Communications Fund - Class I
  2004 .................         0.50%     29,620      3.126331           92,602        0.00%       3.79%
  2003 .................         0.50%     44,144      3.012098          132,966        0.00%      54.46%
  2002 .................         0.50%      2,129      1.950112            4,152        0.59%     -43.07%
Gartmore GVIT Global Utilities Fund - Class I
  2004 .................         0.50%     10,822     13.814954          149,505        1.92%      29.32%
Gartmore GVIT Government Bond Fund - Class I
  2004 .................         0.50%     43,088     31.204592        1,344,543        5.48%       2.75%
  2003 .................         0.50%     20,794     30.370279          631,520        3.14%       1.49%
  2002 .................         0.50%     10,251     29.923916          306,750        4.42%      10.43%
  2001 .................         0.50%      1,291     27.097613           34,983        5.12%       6.72%
  2000 .................         0.50%      1,707     25.392104           43,344        5.25%      11.98%
Gartmore GVIT Growth Fund - Class I
  2004 .................         0.50%     72,558     17.206018        1,248,434        0.33%       7.62%
  2003 .................         0.50%     13,689     15.988156          218,862        0.02%      32.08%
  2002 .................         0.50%     10,305     12.105122          124,743        0.00%     -29.08%
Gartmore GVIT ID Aggressive Fund - Class II
  2004 .................         0.50%     49,550     12.345496          611,719        1.75%      13.46%
Gartmore GVIT ID Conservative Fund - Class II
  2004 .................         0.50%      2,158     11.184449           24,136        2.46%       4.13%
  2003 .................         0.50%      1,037     10.740821           11,138        2.37%       7.37%
Gartmore GVIT ID Moderate Fund - Class II
  2004 .................         0.50%     85,112     11.844428        1,008,103        2.27%       8.99%
  2003 .................         0.50%     16,518     10.867503          179,509        2.06%      19.45%
Gartmore GVIT ID Moderately Aggressive Fund - Class II
  2004 .................         0.50%     41,042     12.153407          498,800        1.97%      11.53%
Gartmore GVIT ID Moderately Conservative Fund - Class II
  2004 .................         0.50%      9,360     11.577210          108,363        2.48%       6.62%
Gartmore GVIT International Growth Fund - Class I
  2004 .................         0.50%      1,290      7.594318            9,797        1.40%      13.62%

                                                                     (Continued)

  NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT Mid Cap Growth Fund - Class I
  2004                           0.50%     87,438   $  5.649583   $      493,988        0.00%      14.76%
  2003                           0.50%     74,157      4.922829          365,062        0.00%      39.44%
Gartmore GVIT Money Market Fund - Class I
  2004                           0.50%    162,122     18.626719        3,019,801        0.78%       0.31%
  2003                           0.50%    103,301     18.569650        1,918,271        0.63%       0.12%
  2002                           0.50%     12,207     18.546928          226,402        1.26%       0.71%
  2001                           0.50%      7,295     18.417013          134,352        3.57%       3.08%
  2000                           0.50%     12,856     17.866283          229,689        5.53%       5.50%
Gartmore GVIT Nationwide/(R)/ Fund: Class I
  2004                           0.50%    167,838     41.656679        6,991,574        1.28%       9.20%
  2003                           0.50%     19,074     38.145818          727,593        0.56%      26.88%
  2002                           0.50%      3,981     30.065207          119,690        0.85%     -17.77%
  2001                           0.50%      1,162     36.560512           42,483        0.74%     -12.26%
  2000                           0.50%      1,319     41.669957           54,963        0.63%      -2.61%
Gartmore GVIT Nationwide/(R)/ Leaders Fund - Class I
  2004                           0.50%      2,600     12.422944           32,300        0.52%      18.20%
  2003                           0.50%        588     10.510022            6,180        0.19%      24.76%
Gartmore GVIT Small Cap Growth Fund - Class I
  2004                           0.50%     32,220      7.184440          231,483        0.00%      12.85%
  2003                           0.50%     10,334      6.366359           65,790        0.00%      33.60%
Gartmore GVIT Small Cap Value Fund - Class I
  2004                           0.50%    100,222     20.335711        2,038,086        0.00%      16.71%
  2003                           0.50%     31,504     17.423619          548,914        0.00%      56.07%
  2002                           0.50%      4,939     11.163801           55,138        0.01%     -27.53%
  2001                           0.50%     16,203     15.403979          249,591        0.03%      27.63%
  2000                           0.50%      5,781     12.068870           69,770        0.00%      10.65%
Gartmore GVIT Small Company Fund - Class I
  2004                           0.50%     94,992     31.945431        3,034,560        0.00%      18.43%
  2003                           0.50%     45,264     26.974404        1,220,969        0.00%      40.31%
  2002                           0.50%     13,072     19.224829          251,307        0.00%     -17.74%
  2001                           0.50%        749     23.371178           17,505        0.10%      -7.17%
  2000                           0.50%        762     25.176901           19,185        0.03%       8.36%
Gartmore GVIT Turner Growth Focus Fund - Class I
  2003                           0.50%     17,823      3.283013           58,513        0.00%      50.21%
Gartmore GVIT U.S. Growth Leaders Fund - Class I
  2004                           0.50%     21,016     13.881788          291,740        0.00%      11.85%
  2003                           0.50%      8,655     12.411260          107,419        0.00%      51.38%
Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I
  2004                           0.50%      9,006     13.676033          123,166        4.85%       6.00%
  2003                           0.50%      2,912     12.901625           37,570        5.47%      11.56%
  2002                           0.50%        360     11.565028            4,163        4.53%       6.67%
  2000                           0.50%        259     10.458203            2,709        8.52%       4.58% 05/01/00
Janus AS - Balanced Portfolio - Service Shares
  2004                           0.50%        730     11.846263            8,648        3.27%       7.75%
Janus AS - Capital Appreciation Portfolio - Service Shares
  2004                           0.50%     23,622      7.224414          170,655        0.02%      17.38%
  2003                           0.50%      7,149      6.154757           44,000        0.25%      19.63%
  2002                           0.50%     12,685      5.144661           65,260        0.30%     -16.35%
Janus AS - Global Technology Portfolio - Service Shares
  2004                           0.50%     16,918      3.611898           61,106        0.00%       0.06%
  2003                           0.50%      8,256      3.609555           29,800        0.00%      45.74%
  2002                           0.50%      3,149      2.476639            7,799        0.00%     -41.23%
Janus AS - International Growth Portfolio - Service Shares
  2004                           0.50%     11,248      7.051335           79,313        0.83%      18.09%
  2003                           0.50%      7,242      5.970919           43,241        0.99%      33.86%
  2002                           0.50%     12,584      4.460490           56,131        0.67%     -26.13%
Janus AS - Risk-Managed Large Cap Core Portfolio - Service Shares
  2004                           0.50%      2,006     14.330811           28,748        2.29%      16.88%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
MFS VIT - MFS Investors Growth Stock Series - Initial Class
  2004 .................         0.50%      4,150   $ 12.557998   $       52,116        0.00%       8.64%
  2003 .................         0.50%      1,131     11.559230           13,073        0.00%      15.59% 05/01/03
MFS VIT - MFS Value Series - Initial Class
  2004 .................         0.50%      1,594     14.126859           22,518        0.34%      14.60%
Neuberger Berman AMT - Balanced Portfolio
  2004 .................         0.50%        408     10.580939            4,317        1.30%       8.76%
  2003 .................         0.50%        387      9.728263            3,765        1.91%      15.70%
Neuberger Berman AMT - Fasciano Portfolio - S Class Shares
  2004 .................         0.50%      4,114     13.988281           57,548        0.00%      11.32%
Neuberger Berman AMT - Growth Portfolio
  2004 .................         0.50%     72,940     34.521424        2,517,993        0.00%      16.02%
  2003 .................         0.50%     24,292     29.754395          722,794        0.00%      30.75%
  2002 .................         0.50%      5,671     22.757505          129,058        0.00%     -31.51%
  2001 .................         0.50%      3,126     33.226236          103,865        0.00%     -30.71%
  2000 .................         0.50%      3,192     47.952407          153,064        0.00%     -12.09%
Neuberger Berman AMT - Guardian Portfolio - I Class Shares
  2004 .................         0.50%     32,314     11.637402          376,051        0.12%      15.24%
  2003 .................         0.50%     12,247     10.098680          123,679        0.84%      31.10%
  2002 .................         0.50%        870      7.702769            6,701        0.80%     -26.82%
Neuberger Berman AMT - Limited Maturity Bond Portfolio
  2004 .................         0.50%     37,986     22.429536          852,008        3.64%       0.28%
  2003 .................         0.50%     20,267     22.367675          453,326        4.41%       1.91%
  2002 .................         0.50%      4,156     21.947749           91,215        4.91%       4.81%
  2001 .................         0.50%      2,817     20.939856           58,988        5.78%       8.24%
  2000 .................         0.50%      6,082     19.346478          117,665        6.96%       6.25%
Neuberger Berman AMT - Mid Cap Growth Portfolio - S Class
  2004 .................         0.50%      2,568     14.179701           36,413        0.00%      15.46%
  2003 .................         0.50%      1,669     12.281545           20,498        0.00%      22.82% 05/01/03
Neuberger Berman AMT - Partners Portfolio
  2004 .................         0.50%     72,448     29.143256        2,111,371        0.01%      18.38%
  2003 .................         0.50%     15,209     24.617984          374,415        0.00%      34.41%
  2002 .................         0.50%      7,065     18.314930          129,395        0.53%     -24.52%
  2000 .................         0.50%         72     25.096849            1,807        0.69%       0.20%
Neuberger Berman AMT - Socially Responsive Portfolio - I Class
  2004 .................         0.50%         98     13.901675            1,362        0.00%      12.71%
Oppenheimer Aggressive Growth Fund/VA - Initial Class
  2004 .................         0.50%     50,906      5.706718          290,506        0.00%      19.18%
  2003 .................         0.50%     15,822      4.788336           75,761        0.00%      24.96%
  2002 .................         0.50%      2,385      3.831748            9,139        0.65%     -28.15%
Oppenheimer Bond Fund/VA - Initial Class
  2004 .................         0.50%     73,062     26.240474        1,917,182        4.80%       4.97%
  2003 .................         0.50%     32,391     24.998938          809,741        5.67%       6.25%
  2002 .................         0.50%        379     23.529109            8,918        7.25%       8.54%
  2001 .................         0.50%         47     21.678723            1,019        7.04%       7.25%
  2000 .................         0.50%         51     20.213946            1,031        7.66%       5.57%
Oppenheimer Capital Appreciation Fund/VA - Initial Class
  2004 .................         0.50%    104,114     15.812092        1,646,260        0.33%       6.40%
  2003 .................         0.50%     43,463     14.860580          645,885        0.38%      30.29%
  2002 .................         0.50%      9,164     11.405697          104,522        0.64%     -27.22%
  2001 .................         0.50%      8,487     15.672302          133,011        0.64%     -13.02%
  2000 .................         0.50%      6,917     18.017261          124,625        0.12%      -0.73%
Oppenheimer Global Securities Fund/VA - Initial Class
  2004 .................         0.50%    191,944     34.834576        6,686,288        1.25%      18.57%
  2003 .................         0.50%     33,503     29.379176          984,291        0.76%      42.31%
  2002 .................         0.50%      4,420     20.644823           91,250        0.56%     -22.52%
  2000 .................         0.50%      2,118     30.445645           64,484        0.27%       4.57%
Oppenheimer High Income Fund/VA - Initial Class
  2004 .................         0.50%     14,518     12.083237          175,424        4.23%       8.42%
  2003 .................         0.50%      8,543     11.144531           95,208        0.00%      11.45% 05/01/03

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Oppenheimer Main Street/(R)/ Fund/VA - Initial Class
  2004 .................         0.50%     33,884   $  8.950876   $      303,291        0.84%       8.91%
  2003 .................         0.50%     10,060      8.218350           82,677        0.90%      26.09%
  2002 .................         0.50%      3,493      6.518000           22,767        0.65%     -19.20%
Oppenheimer Main Street/(R)/ Small Cap Fund/VA - Initial Class
  2004 .................         0.50%        554     16.426073            9,100        0.00%      18.82%
Oppenheimer Multiple Strategies Fund/VA - Initial Class
  2004 .................         0.50%     54,126     34.149236        1,848,362        1.01%       9.55%
  2003 .................         0.50%     23,053     31.171669          718,600        2.82%      24.33%
  2002 .................         0.50%      9,549     25.070852          239,402        3.60%     -10.85%
Putnam VT - Growth & Income Fund - IB Shares
  2004 .................         0.50%        236     13.691228            3,231        1.66%      10.56%
Putnam VT - International Equity Fund - IB Shares
  2004 .................         0.50%      1,000     14.748085           14,748        1.61%      15.62%
Putnam VT - Voyager II Fund - IB Shares
  2004 .................         0.50%        720     12.347084            8,890        0.19%       4.51%
Strong Opportunity Fund II, Inc.
  2004 .................         0.50%    143,178     47.875122        6,854,664        0.00%      17.63%
  2003 .................         0.50%     38,309     40.699472        1,559,156        0.07%      36.32%
  2002 .................         0.50%     10,474     29.855056          312,702        0.38%     -27.18%
  2001 .................         0.50%      3,831     41.000669          157,074        0.59%      -4.19%
  2000 .................         0.50%        447     42.694690           19,085        0.00%       6.07%
Strong VIF - Strong Discovery Fund II
  2004 .................         0.50%     50,972     30.353233        1,547,165        0.00%      15.14%
  2003 .................         0.50%     18,256     26.361651          481,258        0.00%      38.73%
  2002 .................         0.50%      2,071     19.001713           39,353        0.00%     -12.45%
Strong VIF - Strong International Stock Fund II
  2002 .................         0.50%        392      5.758212            2,257        4.04%     -26.91%
Van Eck WIT - Worldwide Bond Fund
  2004 .................         0.50%     36,364     22.649785          823,637        8.78%       8.61%
  2003 .................         0.50%     19,995     20.854897          416,994        1.75%      17.57%
  2002 .................         0.50%      4,159     17.737696           73,771        0.00%      21.05%
  2001 .................         0.50%      1,086     14.653212           15,913        4.39%      -5.57%
  2000 .................         0.50%      1,105     15.517699           17,147        4.90%       1.36%
Van Eck WIT - Worldwide Emerging Markets Fund
  2004 .................         0.50%     56,568     12.083728          683,552        0.59%      25.26%
  2003 .................         0.50%     60,208      9.646671          580,807        0.11%      53.42%
  2002 .................         0.50%     32,774      6.287778          206,076        0.20%      -3.39%
  2000 .................         0.50%        407      6.661531            2,711        0.00%     -42.15%
Van Eck WIT - Worldwide Hard Assets Fund
  2004 .................         0.50%     65,614     20.546330        1,348,127        0.37%      23.61%
  2003 .................         0.50%     19,105     16.655601          318,205        0.48%      44.36%
  2002 .................         0.50%      7,750     11.537923           89,419        0.68%      -3.32%
  2001 .................         0.50%          4     11.933986               48        1.21%     -10.89%
  2000 .................         0.50%          5     13.393001               67        1.12%      10.85%
Van Kampen UIF - Core Plus Fixed Income Portfolio - Class A
  2004 .................         0.50%      3,084     10.591991           32,666        4.78%       3.85%
Van Kampen UIF - Emerging Markets Debt Portfolio
  2004 .................         0.50%     16,150     16.559313          267,433        6.41%       9.51%
  2003 .................         0.50%      7,714     15.120856          116,642        0.00%      27.23%
  2002 .................         0.50%      2,372     11.884934           28,191        6.91%       8.68%
  2001 .................         0.50%      1,244     10.935992           13,604        9.40%       9.55%
  2000 .................         0.50%      1,265      9.982829           12,628       12.32%      10.83%
Van Kampen UIF - U.S.Real Estate Portfolio - Class A
  2004 .................         0.50%     69,458     38.951553        2,705,497        1.55%      35.71%
  2003 .................         0.50%     28,086     28.701013          806,097        0.00%      36.83%
  2002 .................         0.50%     10,521     20.976263          220,691        3.29%      -1.28%
  2000 .................         0.50%      3,074     19.442286           59,766        8.22%      27.42%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Multiple Payment contracts and Flexible Premium contracts
  AIM VIF - Basic Value Fund - Series I Shares
    2004 ...............         0.80%     43,590   $ 14.322072   $      624,299        0.00%      10.18%
    2003 ...............         0.80%     14,499     12.998258          188,462        0.11%      29.98% 05/01/03
  AIM VIF - Capital Appreciation Fund - Series I Shares
    2004 ...............         0.80%      4,090     13.039850           53,333        0.00%       5.78%
    2003 ...............         0.80%      5,333     12.327742           65,744        0.00%      23.28% 05/01/03
  AIM VIF - Capital Development Fund - Series I Shares
    2004 ...............         0.80%      9,498     14.826548          140,823        0.00%      14.58%
    2003 ...............         0.80%      3,166     12.939952           40,968        0.00%      29.40% 05/01/03
  Alliance VPSF - Alliance Bernstein Growth & Income Portfolio - Class A
    2004 ...............         0.80%     38,966     13.684124          533,216        0.96%      10.57%
    2003 ...............         0.80%     22,041     12.375515          272,769        0.00%      23.76% 05/01/03
  Alliance VPSF - Alliance Bernstein Small Cap Value Portfolio - Class A
    2004 ...............         0.80%     43,250     16.241455          702,443        0.13%      18.35%
    2003 ...............         0.80%     11,736     13.722986          161,053        0.02%      37.23% 05/01/03
  American Century VP - Balanced Fund - Class I
    2004 ...............         0.80%    159,436     22.572554        3,598,878        1.68%       8.90%
    2003 ...............         0.80%    195,164     20.727117        4,045,187        2.53%      18.51%
    2002 ...............         0.80%    196,895     17.490037        3,443,701        2.63%     -10.28%
    2001 ...............         0.80%    201,384     19.493759        3,925,731        2.81%      -4.31%
    2000 ...............         0.80%    204,099     20.372425        4,157,992        2.45%      -3.42%
  American Century VP - Capital Appreciation Fund - Class I
    2004 ...............         0.80%    460,364     17.935168        8,256,706        0.00%       6.73%
    2003 ...............         0.80%    592,724     16.804738        9,960,572        0.00%      19.51%
    2002 ...............         0.80%    657,612     14.060797        9,246,549        0.00%     -21.83%
    2001 ...............         0.80%    735,263     17.987270       13,225,374        0.00%     -28.64%
    2000 ...............         0.80%    819,897     25.207415       20,667,484        0.00%       8.17%
  American Century VP - Income & Growth Fund - Class I
    2004 ...............         0.80%    220,344     11.796249        2,599,233        1.44%      12.09%
    2003 ...............         0.80%    259,996     10.523680        2,736,115        1.30%      28.32%
    2002 ...............         0.80%    289,017      8.200926        2,370,207        1.10%     -20.01%
    2001 ...............         0.80%    322,604     10.252927        3,307,635        0.81%      -9.09%
    2000 ...............         0.80%    303,622     11.277817        3,424,193        0.55%     -11.32%
  American Century VP - Inflation Protection Fund - Class II
    2004 ...............         0.80%     72,104     10.778433          777,168        3.57%       4.96%
    2003 ...............         0.80%      6,574     10.268669           67,506        1.88%       2.69% 04/30/03
  American Century VP - International Fund - Class I
    2004 ...............         0.80%    471,466     17.302961        8,157,758        0.58%      14.01%
    2003 ...............         0.80%    587,899     15.176915        8,922,493        0.75%      23.52%
    2002 ...............         0.80%    679,193     12.287143        8,345,342        0.79%     -21.01%
    2001 ...............         0.80%    733,730     15.554724       11,412,968        0.09%     -29.74%
    2000 ...............         0.80%    754,646     22.139513       16,707,495        0.14%     -17.49%
  American Century VP - Ultra/(R)/ Fund - Class I
    2004 ...............         0.80%     37,042     10.877007          402,906        0.00%       9.79%
    2003 ...............         0.80%     34,345      9.906750          340,247        0.00%      23.90%
    2002 ...............         0.80%      7,959      7.995504           63,636        0.46%     -20.04% 05/01/02
  American Century VP - Value Fund - Class I
    2004 ...............         0.80%    363,556     21.408869        7,783,323        1.01%      13.42%
    2003 ...............         0.80%    461,113     18.875362        8,703,675        1.09%      27.93%
    2002 ...............         0.80%    522,332     14.754246        7,706,615        0.90%     -13.32%
    2001 ...............         0.80%    499,070     17.020923        8,494,632        0.95%      11.92%
    2000 ...............         0.80%    323,587     15.208380        4,921,234        0.73%      17.21%
  Credit Suisse Trust - Global Post-Venture Capital Portfolio
    2004 ...............         0.80%     40,182     12.487641          501,778        0.00%      17.05%
    2003 ...............         0.80%     53,805     10.668685          574,029        0.00%      46.48%
    2002 ...............         0.80%    156,158      7.283277        1,137,342        0.00%     -34.68%
    2001 ...............         0.80%    135,156     11.150533        1,507,061        0.00%     -29.21%
    2000 ...............         0.80%    139,959     15.751152        2,204,515        0.00%     -19.58%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Credit Suisse Trust - International Focus Portfolio
  2004 .................         0.80%    369,172   $ 12.174019   $    4,494,307        0.99%      13.83%
  2003 .................         0.80%    431,745     10.695076        4,617,546        0.49%      32.03%
  2002 .................         0.80%    469,749      8.100409        3,805,159        0.00%     -20.54%
  2001 .................         0.80%    503,048     10.194751        5,128,449        0.00%     -22.90%
  2000 .................         0.80%    525,361     13.222451        6,946,560        0.45%     -26.48%
Credit Suisse Trust - Small Cap Growth Portfolio
  2004 .................         0.80%    539,886     18.844567       10,173,918        0.00%       9.99%
  2003 .................         0.80%    692,838     17.133573       11,870,790        0.00%      47.37%
  2002 .................         0.80%    739,837     11.626571        8,601,767        0.00%     -34.22%
  2001 .................         0.80%    816,970     17.675000       14,439,945        0.00%     -16.68%
  2000 .................         0.80%    942,509     21.214019       19,994,404        0.00%     -18.76%
Dreyfus IP - European Equity Portfolio
  2001 .................         0.80%      9,248      6.633319           61,345        0.84%     -28.71%
  2000 .................         0.80%      3,721      9.304097           34,621        0.42%      -6.96% 05/01/00
Dreyfus IP - Small Cap Stock Index Portfolio - Service Class
  2004 .................         0.80%     70,472     12.616946          889,141        0.50%      20.91%
  2003 .................         0.80%     47,348     10.434661          494,060        0.33%      36.68%
  2002 .................         0.80%      5,194      7.634206           39,652        0.27%     -23.66% 05/01/02
Dreyfus Socially Responsible Growth Fund, Inc., The
  2004 .................         0.80%    333,044     23.001657        7,660,564        0.38%       5.36%
  2003 .................         0.80%    403,682     21.830604        8,812,622        0.11%      25.00%
  2002 .................         0.80%    432,657     17.464486        7,556,132        0.21%     -29.51%
  2001 .................         0.80%    479,262     24.776659       11,874,511        0.06%     -23.20%
  2000 .................         0.80%    508,803     32.259560       16,413,761        0.81%     -11.74%
Dreyfus Stock Index Fund, Inc.- Initial Shares
  2004 .................         0.80%  1,932,026     28.366357       54,804,539        1.80%       9.76%
  2003 .................         0.80%  2,290,356     25.844217       59,192,457        1.51%      27.34%
  2002 .................         0.80%  2,526,349     20.295193       51,272,741        1.31%     -22.98%
  2001 .................         0.80%  2,735,378     26.351146       72,080,345        1.06%     -12.88%
  2000 .................         0.80%  2,613,545     30.248565       79,055,986        0.96%     -10.00%
Dreyfus VIF - Appreciation Portfolio - Initial Shares
  2004 .................         0.80%    279,490     13.390880        3,742,617        1.63%       4.21%
  2003 .................         0.80%    338,655     12.850022        4,351,724        1.40%      20.20%
  2002 .................         0.80%    376,103     10.690124        4,020,588        1.14%     -17.38%
  2001 .................         0.80%    358,763     12.938645        4,641,907        0.84%     -10.04%
  2000 .................         0.80%    365,003     14.382034        5,249,486        0.63%      -1.44%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
  2004 .................         0.80%     22,806     14.173675          323,245        0.22%      10.45%
  2003 .................         0.80%      8,113     12.832258          104,108        0.08%      28.32% 05/01/03
Dreyfus VIF - Growth and Income Portfolio - Initial Shares
  2004 .................         0.80%    117,298     13.093387        1,535,828        1.23%       6.61%
  2003 .................         0.80%    140,345     12.281397        1,723,633        0.84%      25.56%
  2002 .................         0.80%    152,335      9.781078        1,490,001        0.60%     -25.92%
  2001 .................         0.80%    162,195     13.204070        2,141,634        0.50%      -6.60%
  2000 .................         0.80%    152,925     14.137245        2,161,938        0.61%      -4.54%
Federated IS - American Leaders Fund II - Primary Shares
  2004 .................         0.80%      5,782     13.647806           78,912        0.41%       8.90%
  2003 .................         0.80%      1,104     12.531875           13,835        0.00%      25.32% 05/01/03
Federated IS - Capital Appreciation Fund II - Primary Shares
  2004 .................         0.80%        770     12.772814            9,835        0.28%       6.54%
  2003 .................         0.80%        553     11.988805            6,630        0.00%      19.89% 05/01/03
Federated IS - Quality Bond Fund II - Primary Shares
  2004 .................         0.80%     73,162     11.445157          837,351        4.98%       2.79%
  2003 .................         0.80%    117,985     11.134037        1,313,649        3.93%       3.81%
  2002 .................         0.80%    101,228     10.725195        1,085,690        0.00%       7.25% 05/01/02

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Fidelity/(R)/ VIP - Equity-Income Portfolio - Initial Class
  2004 .................         0.80%  1,112,750   $ 44.687399   $   49,725,903        1.56%      10.64%
  2003 .................         0.80%  1,336,308     40.389521       53,972,840        1.80%      29.29%
  2002 .................         0.80%  1,471,599     31.238892       45,971,122        1.77%     -17.61%
  2001 .................         0.80%  1,558,719     37.915521       59,099,643        1.70%      -5.72%
  2000 .................         0.80%  1,556,185     40.214814       62,581,690        1.65%       7.56%
Fidelity/(R)/ VIP - Growth Portfolio - Initial Class
  2004 .................         0.80%  1,643,610     37.792486       62,116,108        0.27%       2.55%
  2003 .................         0.80%  2,035,206     36.851094       74,999,568        0.27%      31.79%
  2002 .................         0.80%  2,235,794     27.961807       62,516,840        0.25%     -30.66%
  2001 .................         0.80%  2,474,278     40.327380       99,781,149        0.08%     -18.31%
  2000 .................         0.80%  2,621,312     49.366480      129,404,946        0.12%     -11.69%
Fidelity/(R)/ VIP - High Income Portfolio - Initial Class
  2004 .................         0.80%    565,686     26.597360       15,045,754        8.82%       8.72%
  2003 .................         0.80%    720,241     24.464133       17,620,072        5.94%      26.25%
  2002 .................         0.80%    765,595     19.377316       14,835,176        9.29%       2.62%
  2001 .................         0.80%    653,854     18.882734       12,346,551       13.67%     -12.44%
  2000 .................         0.80%    619,065     21.565326       13,350,339        7.66%     -23.09%
Fidelity/(R)/ VIP - Overseas Portfolio - Initial Class
  2004 .................         0.80%    498,640     21.357697       10,649,802        1.14%      12.73%
  2003 .................         0.80%    653,974     18.945840       12,390,087        0.83%      42.23%
  2002 .................         0.80%    722,432     13.320811        9,623,380        0.83%     -20.92%
  2001 .................         0.80%    814,381     16.843777       13,717,252        5.37%     -21.80%
  2000 .................         0.80%    866,875     21.539183       18,671,779        1.56%     -19.75%
Fidelity/(R)/ VIP II - Asset Manager Portfolio - Initial Class
  2004 .................         0.80%    416,912     27.502617       11,466,171        2.76%       4.63%
  2003 .................         0.80%    623,055     26.285930       16,377,580        3.62%      17.04%
  2002 .................         0.80%    753,208     22.459775       16,916,882        3.98%      -9.46%
  2001 .................         0.80%    808,651     24.805237       20,058,780        4.21%      -4.86%
  2000 .................         0.80%    851,071     26.071970       22,189,098        3.30%      -4.69%
Fidelity/(R)/ VIP II - Contrafund/(R)/ Portfolio - Initial Class
  2004 .................         0.80%  1,547,972     27.679601       42,847,247        0.34%      14.56%
  2003 .................         0.80%  1,740,028     24.162368       42,043,197        0.46%      27.44%
  2002 .................         0.80%  1,875,068     18.959642       35,550,618        0.85%     -10.07%
  2001 .................         0.80%  2,013,717     21.083066       42,455,328        0.78%     -12.95%
  2000 .................         0.80%  2,107,468     24.218904       51,040,565        0.36%      -7.36%
Fidelity/(R)/ VIP II - Investment Grade Bond Portfolio:Service Class
  2004 .................         0.80%     47,726     10.517675          501,967        1.88%       3.49%
  2003 .................         0.80%     12,869     10.163210          130,790        0.00%       1.63% 05/01/03
Fidelity/(R)/ VIP III - Growth Opportunities Portfolio - Initial Class
  2004 .................         0.80%    304,964     10.396153        3,170,452        0.53%       6.34%
  2003 .................         0.80%    324,568      9.776597        3,173,171        0.74%      28.84%
  2002 .................         0.80%    328,074      7.588268        2,489,513        1.07%     -22.47%
  2001 .................         0.80%    341,765      9.787292        3,344,954        0.38%     -15.11%
  2000 .................         0.80%    358,453     11.528985        4,132,599        1.30%     -17.72%
Fidelity/(R)/ VIP III - Mid Cap Portfolio - Service Class
  2004 .................         0.80%    190,596     17.341823        3,305,282        0.00%      23.78%
  2003 .................         0.80%     40,642     14.010381          569,410        0.00%      40.10% 05/01/03
Fidelity/(R)/ VIP III - Value Strategies Portfolio - Service Class
  2004 .................         0.80%     79,260     13.221316        1,047,922        0.00%      13.08%
  2003 .................         0.80%    100,700     11.692079        1,177,392        0.00%      56.53%
  2002 .................         0.80%     10,466      7.469351           78,174        0.00%     -25.31% 05/01/02
Franklin Templeton VIP - Franklin Rising Dividends Securities Fund - Class I
  2004 .................         0.80%    110,404     13.509605        1,491,514        0.66%      10.36%
  2003 .................         0.80%     47,169     12.240997          577,396        0.20%      22.41% 05/01/03
Franklin Templeton VIP - Franklin Small Cap Value Securities Fund - Class I
  2004 .................         0.80%     87,470     16.355679        1,430,631        0.19%      23.10%
  2003 .................         0.80%      8,003     13.286230          106,330        0.12%      32.86% 05/01/03
Franklin Templeton VIP - Templeton Foreign Securities Fund - Class I
  2004 .................         0.80%     64,070     15.564386          997,210        1.10%      17.93%
  2003 .................         0.80%     22,318     13.198462          294,563        0.79%      31.98% 05/01/03

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT Comstock Value Fund - Class I
  2004 .................         0.80%     29,708   $ 14.692503   $      436,485        1.56%      16.56%
  2003 .................         0.80%      9,638     12.604789          121,485        1.52%      26.05% 05/01/03
Gartmore GVIT Dreyfus International Value Fund - Class I
  2004 .................         0.80%     64,536     16.550116        1,068,078        2.03%      19.33%
  2003 .................         0.80%      6,704     13.764414           92,277        0.00%      37.64% 05/01/03
Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I
  2004 .................         0.80%    324,610     13.197899        4,284,170        0.54%      14.81%
  2003 .................         0.80%    402,465     11.495433        4,626,509        0.49%      33.58%
  2002 .................         0.80%    332,165      8.605706        2,858,514        0.42%     -15.98%
  2001 .................         0.80%    246,977     10.242303        2,529,613        0.54%      -2.10%
  2000 .................         0.80%    145,426     10.461575        1,521,385        0.56%       4.62% 05/01/00
Gartmore GVIT Emerging Markets Fund - Class I
  2004 .................         0.80%     84,992     13.506849        1,147,974        0.93%      19.78%
  2003 .................         0.80%     74,580     11.276219          840,980        0.66%      63.95%
  2002 .................         0.80%     29,904      6.877883          205,676        0.17%     -15.91%
  2001 .................         0.80%     23,612      8.178748          193,117        0.52%      -5.94%
  2000 .................         0.80%      1,063      8.695491            9,243        0.00%     -13.05% 10/02/00
Gartmore GVIT Federated High Income Bond Fund - Class I
  2004 .................         0.80%     29,550     12.079399          356,946        8.50%       9.22%
  2003 .................         0.80%     13,029     11.059766          144,098        9.25%      10.60% 05/01/03
Gartmore GVIT Global Financial Services Fund - Class I
  2004 .................         0.80%     23,526     14.514755          341,474        1.45%      20.03%
  2003 .................         0.80%     19,256     12.092670          232,856        0.88%      40.33%
  2002 .................         0.80%      3,345      8.617613           28,826        0.08%     -13.82% 05/01/02
Gartmore GVIT Global Health Sciences Fund - Class I
  2004 .................         0.80%     44,046     12.036757          530,171        0.00%       7.00%
  2003 .................         0.80%     22,955     11.249287          258,227        0.00%      35.61%
  2002 .................         0.80%      3,831      8.295539           31,780        0.00%     -17.04% 05/01/02
Gartmore GVIT Global Technology and Communications Fund - Class I
  2004 .................         0.80%    219,234      3.086695          676,708        0.00%       3.48%
  2003 .................         0.80%    304,934      2.982846          909,571        0.00%      54.00%
  2002 .................         0.80%    113,725      1.936951          220,280        0.59%     -43.24%
  2001 .................         0.80%     86,686      3.412440          295,811        0.00%     -43.18%
  2000 .................         0.80%     46,652      6.005978          280,191        0.00%     -39.94% 10/02/00
Gartmore GVIT Global Utilities Fund - Class I
  2004 .................         0.80%     38,258     13.704848          524,320        1.92%      28.93%
  2003 .................         0.80%      6,211     10.629478           66,020        0.70%      23.06%
  2002 .................         0.80%      1,341      8.637451           11,583        0.54%     -13.63% 05/01/02
Gartmore GVIT Government Bond Fund - Class I
  2004 .................         0.80%    314,094     23.746180        7,458,533        5.48%       2.44%
  2003 .................         0.80%    448,119     23.180734       10,387,727        3.14%       1.19%
  2002 .................         0.80%    575,815     22.908666       13,191,154        4.42%      10.10%
  2001 .................         0.80%    492,674     20.807253       10,251,193        5.12%       6.40%
  2000 .................         0.80%    359,189     19.556523        7,024,488        5.25%      11.65%
Gartmore GVIT Growth Fund - Class I
  2004 .................         0.80%    818,234     17.006258       13,915,099        0.33%       7.30%
  2003 .................         0.80%    936,407     15.849998       14,842,049        0.02%      31.68%
  2002 .................         0.80%    969,929     12.036520       11,674,570        0.00%     -29.29%
  2001 .................         0.80%    950,129     17.022307       16,173,388        0.00%     -28.71%
  2000 .................         0.80%    952,662     23.877962       22,747,627        0.18%     -27.12%
Gartmore GVIT ID Aggressive Fund - Class II
  2004 .................         0.80%     57,102     12.237400          698,780        1.75%      13.12%
  2003 .................         0.80%     45,840     10.818285          495,910        1.41%      30.82%
  2002 .................         0.80%     17,710      8.269753          146,457        1.83%     -17.30% 01/25/02
Gartmore GVIT ID Conservative Fund - Class II
  2004 .................         0.80%     44,818     11.086539          496,877        2.46%       3.82%
  2003 .................         0.80%     27,042     10.678769          288,775        2.37%       7.05%
  2002 .................         0.80%     21,249      9.975795          211,976        2.80%      -0.24% 01/25/02

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT ID Moderate Fund - Class II
  2004 .................         0.80%    230,378   $ 11.740731  $     2,704,806        2.27%       8.66%
  2003 .................         0.80%    153,659     10.804715        1,660,242        2.06%      19.10%
  2002 .................         0.80%     44,700      9.072331          405,533        1.72%      -9.28% 01/25/02
Gartmore GVIT ID Moderately Aggressive Fund - Class II
  2004 .................         0.80%    250,424     12.046998        3,016,857        1.97%      11.20%
  2003 .................         0.80%    180,393     10.833658        1,954,316        1.54%      25.64%
  2002 .................         0.80%     94,483      8.623105          814,737        1.55%     -13.77% 01/25/02
Gartmore GVIT ID Moderately Conservative Fund - Class II
  2004 .................         0.80%     43,224     11.475860          496,033        2.48%       6.31%
  2003 .................         0.80%     40,296     10.795210          435,004        2.34%      12.79%
  2002 .................         0.80%     18,773      9.570814          179,673        2.35%      -4.29% 01/25/02
Gartmore GVIT International Growth Fund - Class I
  2004 .................         0.80%     16,036      7.498148          120,240        1.40%      13.28%
  2003 .................         0.80%      5,733      6.618892           37,946        0.00%      34.54%
  2002 .................         0.80%      7,532      4.919535           37,054        0.00%     -24.71%
  2001 .................         0.80%      8,456      6.534130           55,253        0.09%     -29.22%
  2000 .................         0.80%        453      9.231934            4,182        0.00%      -7.68% 10/02/00
Gartmore GVIT Mid Cap Growth Fund - Class I
  2004 .................         0.80%     97,936      5.570908          545,592        0.00%      14.42%
  2003 .................         0.80%    398,980      4.868865        1,942,580        0.00%      39.02%
  2002 .................         0.80%    250,537      3.502288          877,453        0.00%     -37.52%
  2001 .................         0.80%    146,210      5.605279          819,548        0.00%     -30.87%
  2000 .................         0.80%     76,685      8.108035          621,765        0.00%     -18.92% 05/01/00
Gartmore GVIT Money Market Fund - Class I
  2004 .................         0.80%    899,340     15.008890       13,498,095        0.78%       0.00%
  2003 .................         0.80%  1,224,466     15.008153       18,376,973        0.63%      -0.18%
  2002 .................         0.80%  1,963,625     15.035122       29,523,341        1.26%       0.40%
  2001 .................         0.80%  1,991,692     14.974957       29,825,502        3.57%       2.77%
  2000 .................         0.80%  2,268,467     14.571330       33,054,581        5.53%       5.18%
Gartmore GVIT Nationwide/(R)/ Fund:Class I
  2004 .................         0.80%  1,808,392     33.651239       60,854,631        1.28%       8.88%
  2003 .................         0.80%  2,115,628     30.907637       65,389,062        0.56%      26.50%
  2002 .................         0.80%  2,203,258     24.433418       53,833,124        0.85%     -18.01%
  2001 .................         0.80%  2,295,929     29.801440       68,421,990        0.74%     -12.53%
  2000 .................         0.80%  2,359,054     34.069071       80,370,778        0.63%      -2.90%
Gartmore GVIT Nationwide/(R)/ Leaders Fund - Class I
  2004 .................         0.80%      3,724     12.323917           45,894        0.52%      17.85%
  2003 .................         0.80%      6,691     10.457551           69,971        0.19%      24.39%
  2002 .................         0.80%     12,664      8.407288          106,470        1.18%     -15.93% 05/01/02
Gartmore GVIT Small Cap Growth Fund - Class I
  2004 .................         0.80%    168,182      7.084474        1,191,481        0.00%      12.51%
  2003 .................         0.80%    191,617      6.296628        1,206,541        0.00%      33.20%
  2002 .................         0.80%    202,182      4.727311          955,777        0.00%     -33.82%
  2001 .................         0.80%    146,635      7.143137        1,047,434        0.00%     -11.55%
  2000 .................         0.80%     85,563      8.076240          691,027        0.00%     -19.24% 05/01/00
Gartmore GVIT Small Cap Value Fund - Class I
  2004 .................         0.80%    410,958     19.932939        8,191,601        0.00%      16.36%
  2003 .................         0.80%    566,915     17.129814        9,711,149        0.00%      55.61%
  2002 .................         0.80%    581,061     11.008455        6,396,584        0.01%     -27.74%
  2001 .................         0.80%    679,631     15.235359       10,354,422        0.03%      27.25%
  2000 .................         0.80%    275,697     11.972833        3,300,874        0.00%      10.32%
Gartmore GVIT Small Company Fund - Class I
  2004 .................         0.80%    659,468     31.412204       20,715,343        0.00%      18.07%
  2003 .................         0.80%    812,594     26.603797       21,618,086        0.00%      39.89%
  2002 .................         0.80%    877,427     19.017572       16,686,531        0.00%     -17.99%
  2001 .................         0.80%    928,089     23.188796       21,521,266        0.10%      -7.45%
  2000 .................         0.80%    998,068     25.056031       25,007,623        0.03%       8.03%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT Turner Growth Focus Fund - Class I
  2003 .................         0.80%    103,819   $  3.251119   $      337,528        0.00%      49.76%
  2002 .................         0.80%     80,828      2.170866          175,467        0.00%     -43.31%
  2001 .................         0.80%     50,607      3.829622          193,806        0.00%     -39.52%
  2000 .................         0.80%      7,806      6.332010           49,428        0.00%     -36.68%
Gartmore GVIT U.S.Growth Leaders Fund - Class I
  2004 .................         0.80%     27,528     13.771155          379,092        0.00%      11.51%
  2003 .................         0.80%     55,080     12.349314          680,200        0.00%      50.93%
  2002 .................         0.80%      3,205      8.182356           26,224        0.00%     -18.18% 05/01/02
Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I
  2004 .................         0.80%     59,986     13.485955          808,968        4.85%       5.68%
  2003 .................         0.80%     67,316     12.760526          858,988        5.47%      11.22%
  2002 .................         0.80%     94,053     11.472904        1,079,061        4.53%       6.35%
  2001 .................         0.80%     55,247     10.787560          595,980        8.29%       3.35%
  2000 .................         0.80%      3,000     10.437484           31,312        8.52%       4.37% 05/01/00
Janus AS - Balanced Portfolio - Service Shares
  2004 .................         0.80%      6,582     11.787133           77,583        3.27%       7.43%
  2003 .................         0.80%      2,548     10.971897           27,956        4.49%       9.72% 05/01/03
Janus AS - Capital Appreciation Portfolio - Service Shares
  2004 .................         0.80%    271,392      7.123936        1,933,379        0.02%      17.03%
  2003 .................         0.80%    331,505      6.087370        2,017,994        0.25%      19.28%
  2002 .................         0.80%    358,288      5.103609        1,828,562        0.30%     -16.60%
  2001 .................         0.80%    350,620      6.119334        2,145,561        0.91%     -22.46%
  2000 .................         0.80%    297,781      7.891490        2,349,936        1.33%     -21.09% 05/01/00
Janus AS - Global Technology Portfolio - Service Shares
  2004 .................         0.80%    234,210      3.561614          834,166        0.00%      -0.23%
  2003 .................         0.80%    262,295      3.569999          936,393        0.00%      45.31%
  2002 .................         0.80%    276,903      2.456849          680,309        0.00%     -41.40%
  2001 .................         0.80%    346,031      4.192814        1,450,844        0.56%     -37.82%
  2000 .................         0.80%    259,751      6.742955        1,751,489        1.21%     -32.57% 05/01/00
Janus AS - International Growth Portfolio - Service Shares
  2004 .................         0.80%    166,012      6.953243        1,154,322        0.83%      17.74%
  2003 .................         0.80%    186,894      5.905539        1,103,710        0.99%      33.46%
  2002 .................         0.80%    219,129      4.424879          969,619        0.67%     -26.35%
  2001 .................         0.80%    227,552      6.008001        1,367,133        0.70%     -24.04%
  2000 .................         0.80%    174,672      7.909816        1,381,623        6.25%     -20.90% 05/01/00
Janus AS - Risk-Managed Large Cap Core Portfolio - Service Shares
  2004 .................         0.80%      4,180     14.259340           59,604        2.29%      16.53%
  2003 .................         0.80%        649     12.236775            7,942        0.30%      22.37% 05/01/03
MFS VIT - MFS Investors Growth Stock Series - Initial Class
  2004 .................         0.80%     15,444     12.495325          192,978        0.00%       8.32%
  2003 .................         0.80%      3,685     11.536092           42,510        0.00%      15.36% 05/01/03
MFS VIT - MFS Value Series - Initial Class
  2004 .................         0.80%      9,316     14.056392          130,949        0.34%      14.26%
  2003 .................         0.80%      3,296     12.301954           40,547        0.00%      23.02% 05/01/03
Neuberger Berman AMT - Balanced Portfolio
  2004 .................         0.80%      1,898     23.063588           43,775        1.30%       8.44%
  2003 .................         0.80%      3,028     21.268673           64,402        1.91%      15.35%
  2002 .................         0.80%      2,497     18.438130           46,040        4.01%     -17.81%
  2001 .................         0.80%        636     22.433930           14,268        0.00%      -3.34% 06/15/01
Neuberger Berman AMT - Fasciano Portfolio - S Class Shares
  2004 .................         0.80%      3,644     13.918505           50,719        0.00%      10.99%
  2003 .................         0.80%        854     12.540843           10,710        0.00%      25.41% 05/01/03
Neuberger Berman AMT - Growth Portfolio
  2004 .................         0.80%    519,352     23.576070       12,244,279        0.00%      15.67%
  2003 .................         0.80%    637,363     20.381526       12,990,431        0.00%      30.35%
  2002 .................         0.80%    698,803     15.635481       10,926,121        0.00%     -31.71%
  2001 .................         0.80%    800,152     22.896752       18,320,882        0.00%     -30.92%
  2000 .................         0.80%    793,907     33.145055       26,314,091        0.00%     -12.36%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Neuberger Berman AMT - Guardian Portfolio - I Class Shares
  2004 .................         0.80%    121,580   $ 11.406874   $    1,386,848        0.12%      14.89%
  2003 .................         0.80%    143,460      9.928356        1,424,322        0.84%      30.71%
  2002 .................         0.80%    161,292      7.595581        1,225,106        0.80%     -27.04%
  2001 .................         0.80%    196,852     10.409898        2,049,209        0.47%      -2.30%
  2000 .................         0.80%    149,159     10.654639        1,589,235        0.59%       0.33%
Neuberger Berman AMT - Limited Maturity Bond Portfolio
  2004 .................         0.80%    165,170     18.154314        2,998,548        3.64%      -0.02%
  2003 .................         0.80%    195,325     18.158640        3,546,836        4.41%       1.61%
  2002 .................         0.80%    225,668     17.871272        4,032,974        4.91%       4.50%
  2001 .................         0.80%    178,198     17.101800        3,047,507        5.78%       7.91%
  2000 .................         0.80%    141,846     15.848178        2,248,001        6.96%       5.94%
Neuberger Berman AMT - Mid Cap Growth Portfolio - S Class
  2004 .................         0.80%     11,620     14.108984          163,946        0.00%      15.11%
  2003 .................         0.80%     17,581     12.256991          215,490        0.00%      22.57% 05/01/03
Neuberger Berman AMT - Partners Portfolio
  2004 .................         0.80%    534,216     28.709463       15,337,054        0.01%      18.03%
  2003 .................         0.80%    637,464     24.324378       15,505,915        0.00%      34.01%
  2002 .................         0.80%    728,943     18.150798       13,230,897        0.53%     -24.75%
  2001 .................         0.80%    777,174     24.119941       18,745,391        0.38%      -3.61%
  2000 .................         0.80%    781,588     25.022294       19,557,125        0.79%      -0.01%
Neuberger Berman AMT - Socially Responsive Portfolio - I Class
  2004 .................         0.80%     18,504     13.832310          255,953        0.00%      12.38%
  2003 .................         0.80%      3,251     12.308850           40,016        0.00%      23.09% 05/01/03
Oppenheimer Aggressive Growth Fund/VA - Initial Class
  2004 .................         0.80%    265,960      5.627305        1,496,638        0.00%      18.82%
  2003 .................         0.80%    315,600      4.735882        1,494,644        0.00%      24.59%
  2002 .................         0.80%    279,004      3.801151        1,060,536        0.65%     -28.37%
  2001 .................         0.80%    298,688      5.306432        1,584,968        0.87%     -31.82%
  2000 .................         0.80%    313,898      7.782869        2,443,027        0.00%     -22.17% 05/01/00
Oppenheimer Bond Fund/VA - Initial Class
  2004 .................         0.80%    337,846     23.877339        8,066,863        4.80%       4.65%
  2003 .................         0.80%    422,466     22.815950        9,638,963        5.67%       5.93%
  2002 .................         0.80%    492,395     21.538984       10,605,688        7.25%       8.21%
  2001 .................         0.80%    499,632     19.904727        9,945,039        7.04%       6.92%
  2000 .................         0.80%    480,377     18.615856        8,942,629        7.66%       5.26%
Oppenheimer Capital Appreciation Fund/VA - Initial Class
  2004 .................         0.80%    653,294     15.508004       10,131,286        0.33%       6.08%
  2003 .................         0.80%    796,583     14.618573       11,644,907        0.38%      29.90%
  2002 .................         0.80%    847,094     11.253616        9,532,871        0.64%     -27.44%
  2001 .................         0.80%    859,711     15.509895       13,334,027        0.64%     -13.28%
  2000 .................         0.80%    796,536     17.884539       14,245,679        0.12%      -1.02%
Oppenheimer Global Securities Fund/VA - Initial Class
  2004 .................         0.80%    723,504     34.359210       24,859,026        1.25%      18.21%
  2003 .................         0.80%    941,453     29.065271       27,363,587        0.76%      41.88%
  2002 .................         0.80%  1,001,953     20.485514       20,525,522        0.56%     -22.76%
  2001 .................         0.80%  1,078,042     26.520512       28,590,226        0.69%     -12.74%
  2000 .................         0.80%  1,096,887     30.393395       33,338,120        0.27%       4.26%
Oppenheimer High Income Fund/VA - Initial Class
  2004 .................         0.80%     30,734     12.022940          369,513        4.23%       8.10%
  2003 .................         0.80%     12,557     11.122220          139,662        0.00%      11.22% 05/01/03
Oppenheimer Main Street/(R)/ Fund/VA - Initial Class
  2004 .................         0.80%     97,760      8.826404          862,869        0.84%       8.59%
  2003 .................         0.80%    114,284      8.128407          928,947        0.90%      25.71%
  2002 .................         0.80%    111,681      6.466008          722,130        0.65%     -19.44%
  2001 .................         0.80%     73,856      8.026816          592,829        0.41%     -10.88%
  2000 .................         0.80%     33,482      9.006749          301,564        0.00%      -9.93% 05/01/00
Oppenheimer Main Street/(R)/ Small Cap Fund/VA - Initial Class
  2004 .................         0.80%     26,984     16.344185          441,031        0.00%      18.47%
  2003 .................         0.80%     26,396     13.796198          364,164        0.00%      37.96% 05/01/03

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Oppenheimer Multiple Strategies Fund/VA - Initial Class
  2004 .................         0.80%    325,990   $ 32.435047   $   10,573,501        1.01%       9.22%
  2003 .................         0.80%    378,776     29.695890       11,248,090        2.82%      23.96%
  2002 .................         0.80%    393,230     23.955594        9,420,058        3.60%     -11.12%
  2001 .................         0.80%    394,571     26.951432       10,634,253        3.96%       1.40%
  2000 .................         0.80%    412,843     26.579650       10,973,222        4.57%       5.59%
Putnam VT - Growth & Income Fund - IB Shares
  2004 .................         0.80%      3,926     13.622923           53,484        1.66%      10.23%
  2003 .................         0.80%      1,210     12.359054           14,954        0.00%      23.59% 05/01/03
Putnam VT - International Equity Fund - IB Shares
  2004 .................         0.80%      8,052     14.674512          118,159        1.61%      15.27%
  2003 .................         0.80%      4,931     12.730633           62,775        0.00%      27.31% 05/01/03
Putnam VT - Voyager II Fund - IB Shares
  2004 .................         0.80%      1,378     12.285483           16,929        0.19%       4.20%
  2003 .................         0.80%      1,238     11.790763           14,597        0.00%      17.91% 05/01/03
Strong Opportunity Fund II, Inc.
  2004 .................         0.80%    515,136     47.318990       24,375,715        0.00%      17.28%
  2003 .................         0.80%    690,716     40.347502       27,868,665        0.07%      35.92%
  2002 .................         0.80%    826,619     29.685674       24,538,742        0.38%     -27.40%
  2001 .................         0.80%    901,762     40.890795       36,873,765        0.59%      -4.48%
  2000 .................         0.80%    877,807     42.709091       37,490,339        0.00%       5.75%
Strong VIF - Strong Discovery Fund II
  2004 .................         0.80%    194,396     30.000581        5,831,993        0.00%      14.80%
  2003 .................         0.80%    240,474     26.133664        6,284,467        0.00%      38.32%
  2002 .................         0.80%    264,753     18.893884        5,002,212        0.00%     -12.72%
  2001 .................         0.80%    269,121     21.646818        5,825,613        0.72%       3.25%
  2000 .................         0.80%    271,144     20.965624        5,684,703        0.00%       3.57%
Strong VIF - Strong International Stock Fund II
  2002 .................         0.80%    199,430      5.696130        1,135,979        4.04%     -27.13%
  2001 .................         0.80%    213,256      7.816872        1,666,995        0.00%     -22.76%
  2000 .................         0.80%    210,636     10.120684        2,131,780        0.00%     -40.00%
Van Eck WIT - Worldwide Bond Fund
  2004 .................         0.80%     94,458     20.409871        1,927,876        8.78%       8.28%
  2003 .................         0.80%    159,535     18.848928        3,007,064        1.75%      17.22%
  2002 .................         0.80%    198,934     16.079714        3,198,802        0.00%      20.69%
  2001 .................         0.80%    120,008     13.323421        1,598,917        4.39%      -5.86%
  2000 .................         0.80%    123,195     14.152095        1,743,467        4.90%       1.06%
Van Eck WIT - Worldwide Emerging Markets Fund
  2004 .................         0.80%    322,338     11.861162        3,823,303        0.59%      24.89%
  2003 .................         0.80%    401,918      9.497431        3,817,188        0.11%      52.96%
  2002 .................         0.80%    444,801      6.209058        2,761,795        0.20%      -3.68%
  2001 .................         0.80%    444,368      6.445985        2,864,389        0.00%      -2.60%
  2000 .................         0.80%    443,771      6.617911        2,936,837        0.00%     -42.33%
Van Eck WIT - Worldwide Hard Assets Fund
  2004 .................         0.80%    134,666     24.559747        3,307,363        0.37%      23.24%
  2003 .................         0.80%    173,612     19.968789        3,466,821        0.48%      43.92%
  2002 .................         0.80%    254,426     13.874598        3,530,058        0.68%      -3.61%
  2001 .................         0.80%    176,699     14.394010        2,543,407        1.21%     -11.16%
  2000 .................         0.80%    186,255     16.202639        3,017,823        1.12%      10.52%
Van Kampen UIF - Core Plus Fixed Income Portfolio - Class A
  2004 .................         0.80%     15,460     10.539104          162,935        4.78%       3.54%
  2003 .................         0.80%      2,958     10.179170           30,110        0.00%       1.79% 05/01/03
Van Kampen UIF - Emerging Markets Debt Portfolio
  2004 .................         0.80%     74,670     16.240956        1,212,712        6.41%       9.19%
  2003 .................         0.80%    113,201     14.874690        1,683,830        0.00%      26.85%
  2002 .................         0.80%     79,485     11.726545          932,084        6.91%       8.35%
  2001 .................         0.80%     74,719     10.822665          808,659        9.40%       9.22%
  2000 .................         0.80%     62,323      9.909218          617,572       12.32%      10.50%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
  Van Kampen UIF - U.S.Real Estate Portfolio - Class A
    2004 ...............         0.80%    332,014   $ 38.319214   $   12,722,516        1.55%      35.31%
    2003 ...............         0.80%    336,013     28.319843        9,515,835        0.00%      36.42%
    2002 ...............         0.80%    355,742     20.759770        7,385,122        3.29%      -1.58%
    2001 ...............         0.80%    313,717     21.092541        6,617,089        3.98%       8.96%
    2000 ...............         0.80%    277,285     19.357784        5,367,623        8.22%      27.04%
Single Premium contracts issued on or after April 16, 1990
  American Century VP - Balanced Fund - Class I
    2004 ...............         1.30%     35,358     21.184881          749,055        1.68%       8.36%
    2003 ...............         1.30%     36,906     19.550372          721,526        2.53%      17.92%
    2002 ...............         1.30%     36,064     16.579698          597,930        2.63%     -10.73%
    2001 ...............         1.30%     27,610     18.571841          512,769        2.81%      -4.79%
    2000 ...............         1.30%     29,587     19.506844          577,149        2.45%      -3.90%
  American Century VP - Capital Appreciation Fund - Class I
    2004 ...............         1.30%     66,996     18.171733        1,217,433        0.00%       6.19%
    2003 ...............         1.30%     85,342     17.111726        1,460,349        0.00%      18.92%
    2002 ...............         1.30%     83,334     14.389339        1,199,121        0.00%     -22.22%
    2001 ...............         1.30%     93,041     18.500029        1,721,261        0.00%     -29.00%
    2000 ...............         1.30%    156,838     26.057031        4,086,733        0.00%       7.63%
  American Century VP - Income & Growth Fund - Class I
    2004 ...............         1.30%     31,276     11.409408          356,841        1.44%      11.53%
    2003 ...............         1.30%     21,876     10.229575          223,782        1.30%      27.68%
    2002 ...............         1.30%     18,481      8.011655          148,063        1.10%     -20.41%
    2001 ...............         1.30%     40,468     10.066594          407,375        0.81%      -9.54%
    2000 ...............         1.30%     48,794     11.128733          543,015        0.55%     -11.76%
  American Century VP - International Fund - Class I
    2004 ...............         1.30%     55,662     16.424915          914,244        0.58%      13.44%
    2003 ...............         1.30%     52,719     14.478934          763,315        0.75%      22.90%
    2002 ...............         1.30%     67,411     11.780758          794,153        0.79%     -21.40%
    2001 ...............         1.30%    105,515     14.988556        1,581,517        0.09%     -30.10%
    2000 ...............         1.30%    126,911     21.441430        2,721,153        0.14%     -17.90%
  American Century VP - Ultra/(R)/ Fund - Class I
    2004 ...............         1.30%      8,076     10.732849           86,678        0.00%       9.25%
    2003 ...............         1.30%      1,710      9.824442           16,800        0.00%      23.29%
    2002 ...............         1.30%        739      7.968770            5,889        0.46%     -20.31% 05/01/02
  American Century VP - Value Fund - Class I
    2004 ...............         1.30%     92,778     20.567340        1,908,197        1.01%      12.86%
    2003 ...............         1.30%     85,452     18.224277        1,557,301        1.09%      27.29%
    2002 ...............         1.30%     94,957     14.316630        1,359,464        0.90%     -13.75%
    2001 ...............         1.30%    123,905     16.598988        2,056,698        0.95%      11.36%
    2000 ...............         1.30%     57,614     14.906133          858,802        0.73%      16.63%
  Credit Suisse Trust - Global Post-Venture Capital Portfolio
    2004 ...............         1.30%      4,110     11.996474           49,306        0.00%      16.47%
    2003 ...............         1.30%     10,616     10.300420          109,349        0.00%      45.75%
    2002 ...............         1.30%      5,188      7.067052           36,664        0.00%     -35.01%
    2001 ...............         1.30%      7,002     10.873870           76,139        0.00%     -29.56%
    2000 ...............         1.30%     11,974     15.438040          184,855        0.00%     -19.98%
  Credit Suisse Trust - International Focus Portfolio
    2004 ...............         1.30%     41,378     11.609376          480,373        0.99%      13.26%
    2003 ...............         1.30%     33,394     10.250133          342,293        0.49%      31.37%
    2002 ...............         1.30%     49,680      7.802280          387,617        0.00%     -20.94%
    2001 ...............         1.30%     55,979      9.868857          552,449        0.00%     -23.29%
    2000 ...............         1.30%     66,083     12.864457          850,122        0.45%     -26.85%
  Credit Suisse Trust - Small Cap Growth Portfolio
    2004 ...............         1.30%     42,546     17.970297          764,564        0.00%       9.44%
    2003 ...............         1.30%     49,309     16.420586          809,683        0.00%      46.63%
    2002 ...............         1.30%     54,671     11.198504          612,233        0.00%     -34.55%
    2001 ...............         1.30%     82,230     17.109846        1,406,943        0.00%     -17.10%
    2000 ...............         1.30%    118,070     20.639565        2,436,913        0.00%     -19.17%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Dreyfus IP - European Equity Portfolio
  2001 .................         1.30%      2,993   $  6.578172   $       19,688        0.84%     -29.06%
  2000 .................         1.30%      5,683      9.273374           52,701        0.42%      -7.27% 05/01/00
Dreyfus IP - Small Cap Stock Index Portfolio - Service Class
  2004 .................         1.30%     21,594     12.449758          268,840        0.50%      20.31%
  2003 .................         1.30%     14,581     10.347973          150,884        0.33%      36.00%
Dreyfus Socially Responsible Growth Fund, Inc., The
  2004 .................         1.30%      9,240     21.745234          200,926        0.38%       4.84%
  2003 .................         1.30%     11,971     20.741572          248,297        0.11%      24.38%
  2002 .................         1.30%     13,724     16.676328          228,866        0.21%     -29.86%
  2001 .................         1.30%     22,613     23.777410          537,679        0.06%     -23.58%
  2000 .................         1.30%     33,067     31.114958        1,028,878        0.81%     -12.18%
Dreyfus Stock Index Fund, Inc.- Initial Shares
  2004 .................         1.30%    166,174     26.815353        4,456,014        1.80%       9.21%
  2003 .................         1.30%    181,645     24.553549        4,460,029        1.51%      26.71%
  2002 .................         1.30%    179,477     19.378177        3,477,937        1.31%     -23.37%
  2001 .................         1.30%    215,776     25.286872        5,456,300        1.06%     -13.32%
  2000 .................         1.30%    248,888     29.173405        7,260,910        0.96%     -10.45%
Dreyfus VIF - Appreciation Portfolio - Initial Shares
  2004 .................         1.30%     69,410     12.900329          895,412        1.63%       3.69%
  2003 .................         1.30%     71,606     12.441321          890,873        1.40%      19.61%
  2002 .................         1.30%     74,627     10.401947          776,266        1.14%     -17.79%
  2001 .................         1.30%     80,268     12.653068        1,015,636        0.84%     -10.49%
  2000 .................         1.30%     69,804     14.135555          986,718        0.63%      -1.93%
Dreyfus VIF - Growth and Income Portfolio - Initial Shares
  2004 .................         1.30%     20,464     12.578597          257,408        1.23%       6.08%
  2003 .................         1.30%     19,988     11.857652          237,011        0.84%      24.94%
  2002 .................         1.30%     13,957      9.490878          132,464        0.60%     -26.29%
  2001 .................         1.30%     12,109     12.876695          155,924        0.50%      -7.07%
  2000 .................         1.30%     16,818     13.856323          233,036        0.61%      -5.02%
Federated IS - Quality Bond Fund II - Primary Shares
  2004 .................         1.30%      5,244     11.293463           59,223        4.98%       2.28%
  2003 .................         1.30%     11,443     11.041537          126,348        3.93%       3.29%
  2002 .................         1.30%      4,830     10.689420           51,630        0.00%       6.89% 05/01/02
Fidelity/(R)/ VIP - Equity-Income Portfolio - Initial Class
  2004 .................         1.30%    197,270     41.630375        8,212,424        1.56%      10.09%
  2003 .................         1.30%    228,092     37.815050        8,625,310        1.80%      28.65%
  2002 .................         1.30%    242,191     29.394119        7,118,991        1.77%     -18.02%
  2001 .................         1.30%    292,636     35.855591       10,492,637        1.70%      -6.19%
  2000 .................         1.30%    304,863     38.221825       11,652,420        1.65%       7.03%
Fidelity/(R)/ VIP - Growth Portfolio - Initial Class
  2004 .................         1.30%    195,692     35.692511        6,984,739        0.27%       2.04%
  2003 .................         1.30%    224,376     34.977889        7,848,199        0.27%      31.13%
  2002 .................         1.30%    239,109     26.673304        6,377,827        0.25%     -31.01%
  2001 .................         1.30%    283,815     38.662344       10,972,953        0.08%     -18.72%
  2000 .................         1.30%    342,658     47.567395       16,299,348        0.12%     -12.12%
Fidelity/(R)/ VIP - High Income Portfolio - Initial Class
  2004 .................         1.30%    106,760     27.298414        2,914,379        8.82%       8.18%
  2003 .................         1.30%    136,028     25.234771        3,432,635        5.94%      25.62%
  2002 .................         1.30%    160,671     20.087809        3,227,528        9.29%       2.11%
  2001 .................         1.30%     93,229     19.673202        1,834,113       13.67%     -12.88%
  2000 .................         1.30%    100,049     22.581448        2,259,251        7.66%     -23.47%
Fidelity/(R)/ VIP - Overseas Portfolio - Initial Class
  2004 .................         1.30%     95,424     18.954713        1,808,735        1.14%      12.17%
  2003 .................         1.30%    111,937     16.898456        1,891,562        0.83%      41.52%
  2002 .................         1.30%    129,046     11.940760        1,540,907        0.83%     -21.31%
  2001 .................         1.30%    150,144     15.174561        2,278,369        5.37%     -22.19%
  2000 .................         1.30%    168,125     19.502680        3,278,888        1.56%     -20.15%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Fidelity/(R)/ VIP II - Asset Manager Portfolio - Initial Class
  2004 .................         1.30%    121,996   $ 29.152937   $    3,556,542        2.76%       4.11%
  2003 .................         1.30%    143,073     28.002882        4,006,456        3.62%      16.45%
  2002 .................         1.30%    165,830     24.046655        3,987,657        3.98%      -9.91%
  2001 .................         1.30%    187,390     26.691052        5,001,636        4.21%      -5.34%
  2000 .................         1.30%    201,334     28.195602        5,676,733        3.30%      -5.16%
Fidelity/(R)/ VIP II - Contrafund/(R)/ Portfolio - Initial Class
  2004 .................         1.30%    167,594     26.396331        4,423,867        0.34%      13.99%
  2003 .................         1.30%    185,397     23.157613        4,293,352        0.46%      26.81%
  2002 .................         1.30%    199,804     18.262213        3,648,863        0.85%     -10.52%
  2001 .................         1.30%    215,185     20.409441        4,391,806        0.78%     -13.39%
  2000 .................         1.30%    250,535     23.563410        5,903,459        0.36%      -7.82%
Fidelity/(R)/ VIP III - Growth Opportunities Portfolio - Initial Class
  2004 .................         1.30%     18,258     10.015165          182,857        0.53%       5.81%
  2003 .................         1.30%     18,158      9.465516          171,875        0.74%      28.20%
  2002 .................         1.30%     15,005      7.383595          110,791        1.07%     -22.86%
  2001 .................         1.30%     17,924      9.571123          171,553        0.38%     -15.53%
  2000 .................         1.30%     19,392     11.331281          219,736        1.30%     -18.13%
Fidelity/(R)/ VIP III - Value Strategies Portfolio - Service Class
  2004 .................         1.30%     23,932     13.046144          312,220        0.00%      12.52%
  2003 .................         1.30%     40,013     11.594984          463,950        0.00%      55.76%
  2002 .................         1.30%      1,517      7.444367           11,293        0.00%     -25.56% 05/01/02
Gartmore GVIT Dreyfus Mid Cap Index Fund - Class I
  2004 .................         1.30%     77,226     12.893433          995,708        0.54%      14.24%
  2003 .................         1.30%     76,418     11.286523          862,494        0.49%      32.91%
  2002 .................         1.30%     48,885      8.491590          415,111        0.42%     -16.40%
  2001 .................         1.30%     41,031     10.157238          416,762        0.54%      -2.59%
  2000 .................         1.30%     10,564     10.427067          110,152        0.56%       4.27% 05/01/00
Gartmore GVIT Emerging Markets Fund - Class I
  2004 .................         1.30%     13,996     13.222981          185,069        0.93%      19.18%
  2003 .................         1.30%     31,749     11.094534          352,240        0.66%      63.13%
  2002 .................         1.30%      2,303      6.800904           15,662        0.17%     -16.33%
  2001 .................         1.30%      1,128      8.127810            9,168        0.52%      -6.42%
Gartmore GVIT Global Financial Services Fund - Class I
  2004 .................         1.30%      9,204     14.322458          131,824        1.45%      19.43%
  2003 .................         1.30%      8,059     11.992233           96,645        0.88%      39.63%
  2002 .................         1.30%      3,861      8.588804           33,161        0.08%     -14.11% 05/01/02
Gartmore GVIT Global Health Sciences Fund - Class I
  2004 .................         1.30%     21,374     11.877203          253,863        0.00%       6.47%
  2003 .................         1.30%     22,102     11.155813          246,566        0.00%      34.93%
  2002 .................         1.30%     13,221      8.267793          109,308        0.00%     -17.32% 05/01/02
Gartmore GVIT Global Technology and Communications Fund - Class I
  2004 .................         1.30%     29,678      3.021716           89,678        0.00%       2.97%
  2003 .................         1.30%     49,780      2.934687          146,089        0.00%      53.23%
  2002 .................         1.30%      7,189      1.915215           13,768        0.59%     -43.52%
  2001 .................         1.30%     13,394      3.391119           45,421        0.00%     -43.47%
  2000 .................         1.30%     18,398      5.998698          110,364        0.00%     -40.01% 10/02/00
Gartmore GVIT Global Utilities Fund - Class I
  2004 .................         1.30%     21,056     13.523265          284,746        1.92%      28.29%
  2003 .................         1.30%      6,218     10.541163           65,545        0.70%      22.45%
  2002 .................         1.30%      2,573      8.608580           22,150        0.54%     -13.91% 05/01/02
Gartmore GVIT Government Bond Fund - Class I
  2004 .................         1.30%     87,934     24.397010        2,145,327        5.48%       1.93%
  2003 .................         1.30%    125,005     23.935432        2,992,049        3.14%       0.68%
  2002 .................         1.30%    222,251     23.773114        5,283,598        4.42%       9.55%
  2001 .................         1.30%    253,883     21.700608        5,509,415        5.12%       5.86%
  2000 .................         1.30%    188,357     20.498919        3,861,115        5.25%      11.09%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT Growth Fund - Class I
  2004 .................         1.30%     20,390   $ 15.960562   $      325,436        0.33%       6.76%
  2003 .................         1.30%     25,825     14.949958          386,083        0.02%      31.03%
  2002 .................         1.30%     29,222     11.409842          333,418        0.00%     -29.64%
  2001 .................         1.30%     37,694     16.217110          611,288        0.00%     -29.07%
  2000 .................         1.30%     45,948     22.863519        1,050,533        0.18%     -27.48%
Gartmore GVIT ID Conservative Fund - Class II
  2004 .................         1.30%      2,914     10.925221           31,836        2.46%       3.30%
  2003 .................         1.30%      2,945     10.576130           31,147        2.37%       6.51%
Gartmore GVIT ID Moderate Fund - Class II
  2004 .................         1.30%     35,746     11.569914          413,578        2.27%       8.12%
  2003 .................         1.30%     32,069     10.700865          343,166        2.06%      18.50%
  2002 .................         1.30%        265      9.030143            2,393        1.72%      -9.70% 01/25/02
Gartmore GVIT ID Moderately Aggressive Fund - Class II
  2004 .................         1.30%     24,178     11.871734          287,035        1.97%      10.65%
Gartmore GVIT ID Moderately Conservative Fund - Class II
  2004 .................         1.30%     78,358     11.308888          886,142        2.48%       5.78%
  2003 .................         1.30%      3,555     10.691448           38,008        2.34%      12.23%
  2002 .................         1.30%         99      9.526311              943        2.35%      -4.74% 01/25/02
Gartmore GVIT International Growth Fund - Class I
  2004 .................         1.30%     15,442      7.340515          113,352        1.40%      12.72%
  2003 .................         1.30%      4,222      6.512199           27,495        0.00%      33.87%
  2002 .................         1.30%      3,701      4.864470           18,003        0.00%     -25.09%
Gartmore GVIT Mid Cap Growth Fund - Class I
  2004 .................         1.30%     19,586      5.442251          106,592        0.00%      13.85%
  2003 .................         1.30%     54,348      4.780255          259,797        0.00%      38.33%
  2002 .................         1.30%     36,181      3.455755          125,033        0.00%     -37.83%
  2001 .................         1.30%      3,579      5.558609           19,894        0.00%     -31.22%
  2000 .................         1.30%      9,148      8.081237           73,927        0.00%     -19.19% 05/01/00
Gartmore GVIT Money Market Fund - Class I
  2004 .................         1.30%    380,556     14.726229        5,604,155        0.78%      -0.50%
  2003 .................         1.30%    388,834     14.800105        5,754,784        0.63%      -0.68%
  2002 .................         1.30%    594,197     14.901808        8,854,610        1.26%      -0.10%
  2001 .................         1.30%    788,057     14.917365       11,755,734        3.57%       2.25%
  2000 .................         1.30%    857,846     14.589227       12,515,310        5.53%       4.66%
Gartmore GVIT Nationwide/(R)/ Fund:Class I
  2004 .................          1.30%    50,156     33.871221        1,698,845        1.28%       8.33%
  2003 .................          1.30%    66,484     31.265566        2,078,660        0.56%      25.87%
  2002 .................          1.30%    72,057     24.840096        1,789,903        0.85%     -18.42%
  2001 .................          1.30%    91,363     30.449581        2,781,965        0.74%     -12.97%
  2000 .................          1.30%   103,521     34.985736        3,621,758        0.63%      -3.38%
Gartmore GVIT Nationwide/(R)/ Leaders Fund - Class I
  2004 .................          1.30%     5,346     12.160621           65,011        0.52%      17.26%
  2003 .................          1.30%     3,455     10.370684           35,831        0.19%      23.77%
  2002 .................          1.30%       178      8.379188            1,491        1.18%     -16.21% 05/01/02
Gartmore GVIT Small Cap Growth Fund - Class I
  2004 .................          1.30%    27,028      6.920939          187,059        0.00%      11.95%
  2003 .................          1.30%    28,379      6.182099          175,442        0.00%      32.53%
  2002 .................          1.30%    23,644      4.664552          110,289        0.00%     -34.15%
  2001 .................          1.30%    10,664      7.083730           75,541        0.00%     -12.00%
  2000 .................          1.30%     3,122      8.049546           25,131        0.00%     -29.07% 05/01/00
Gartmore GVIT Small Cap Value Fund - Class I
  2004 .................          1.30%   109,740     19.279280        2,115,708        0.00%      15.78%
  2003 .................          1.30%   130,023     16.651092        2,165,025        0.00%      54.83%
  2002 .................          1.30%    95,522     10.754320        1,027,274        0.01%     -28.11%
  2001 .................          1.30%   193,975     14.958425        2,901,560        0.03%      26.61%
  2000 .................          1.30%   236,917     11.814503        2,799,057        0.00%       9.77%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Gartmore GVIT Small Company Fund - Class I
  2004 .................         1.30%     27,688   $ 30.001771   $      830,689        0.00%      17.49%
  2003 .................         1.30%     40,659     25.536562        1,038,291        0.00%      39.19%
  2002 .................         1.30%     38,599     18.345997          708,137        0.00%     -18.40%
  2001 .................         1.30%     42,033     22.482240          944,996        0.10%      -7.92%
  2000 .................         1.30%     74,796     24.415235        1,826,162        0.03%       7.50%
Gartmore GVIT Turner Growth Focus Fund - Class I
  2003 .................         1.30%     41,875      3.198637          133,943        0.00%      49.02%
  2002 .................         1.30%      9,832      2.146502           21,104        0.00%     -43.60%
  2001 .................         1.30%      2,633      3.805692           10,020        0.00%     -39.82%
Gartmore GVIT U.S.Growth Leaders Fund - Class I
  2004 .................         1.30%     11,128     13.588665          151,215        0.00%      10.96%
  2003 .................         1.30%     16,491     12.246750          201,961        0.00%      50.17%
  2002 .................         1.30%      4,697      8.154993           38,304        0.00%     -18.45% 05/01/02
Gartmore GVIT Van Kampen Multi Sector Bond Fund - Class I
  2004 .................         1.30%      8,078     13.174974          106,427        4.85%       5.16%
  2003 .................         1.30%     10,621     12.528743          133,068        5.47%      10.67%
  2002 .................         1.30%     10,843     11.320967          122,753        4.53%       5.82%
  2001 .................         1.30%        269     10.698042            2,878        8.29%       2.84%
  2000 .................         1.30%      1,928     10.403041           20,057        8.52%       4.03% 05/01/00
Janus AS - Capital Appreciation Portfolio - Service Shares
  2004 .................         1.30%     10,144      6.959531           70,597        0.02%      16.44%
  2003 .................         1.30%     13,360      5.976684           79,848        0.25%      18.68%
  2002 .................         1.30%     10,536      5.035896           53,058        0.30%     -17.02%
  2001 .................         1.30%     15,561      6.068452           94,431        0.91%     -22.85%
  2000 .................         1.30%     22,133      7.865419          174,085        1.33%     -21.35% 05/01/00
Janus AS - Global Technology Portfolio - Service Shares
  2004 .................         1.30%     21,408      3.479325           74,485        0.00%      -0.73%
  2003 .................         1.30%     36,630      3.505015          128,389        0.00%      44.58%
  2002 .................         1.30%     22,402      2.424192           54,307        0.00%     -41.70%
  2001 .................         1.30%     44,468      4.157888          184,893        0.56%     -38.13%
  2000 .................         1.30%     52,739      6.720656          354,441        1.21%     -32.79% 05/01/00
Janus AS - International Growth Portfolio - Service Shares
  2004 .................         1.30%     29,924      6.792762          203,267        0.83%      17.15%
  2003 .................         1.30%     53,588      5.798153          310,711        0.99%      32.80%
  2002 .................         1.30%     59,542      4.366167          259,970        0.67%     -26.72%
  2001 .................         1.30%     59,476      5.958051          354,361        0.70%     -24.43%
  2000 .................         1.30%     72,749      7.883682          573,530        6.25%     -21.16% 05/01/00
Neuberger Berman AMT - Growth Portfolio
  2004 .................         1.30%     58,460     22.964403        1,342,499        0.00%      15.10%
  2003 .................         1.30%     67,899     19.952228        1,354,736        0.00%      29.71%
  2002 .................         1.30%     70,474     15.382754        1,084,084        0.00%     -32.05%
  2001 .................         1.30%    116,532     22.639891        2,638,272        0.00%     -31.27%
  2000 .................         1.30%    110,577     32.939123        3,642,309        0.00%     -12.79%
Neuberger Berman AMT - Guardian Portfolio - I Class Shares
  2004 .................         1.30%      4,968     11.032769           54,811        0.12%      14.32%
  2003 .................         1.30%      6,729      9.650858           64,941        0.84%      30.06%
  2002 .................         1.30%      6,891      7.420249           51,133        0.80%     -27.40%
  2001 .................         1.30%      7,490     10.220670           76,553        0.47%      -2.79%
  2000 .................         1.30%      4,316     10.513749           45,377        0.59%      -0.17%
Neuberger Berman AMT - Limited Maturity Bond Portfolio
  2004 .................         1.30%     43,950     18.134220          796,999        3.64%      -0.52%
  2003 .................         1.30%     68,214     18.229469        1,243,505        4.41%       1.10%
  2002 .................         1.30%     82,238     18.030897        1,482,825        4.91%       3.98%
  2001 .................         1.30%     64,208     17.341018        1,113,432        5.78%       7.37%
  2000 .................         1.30%     55,938     16.150810          903,444        6.96%       5.41%
Neuberger Berman AMT - Partners Portfolio
  2004 .................         1.30%     35,560     27.252721          969,107        0.01%      17.44%
  2003 .................         1.30%     38,219     23.205843          886,904        0.00%      33.35%
  2002 .................         1.30%     42,685     17.402827          742,840        0.53%     -25.12%
  2001 .................         1.30%     58,929     23.242157        1,369,637        0.38%      -4.09%
  2000 .................         1.30%     56,278     24.233377        1,363,806        0.79%      -0.59%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Oppenheimer Aggressive Growth Fund/VA - Initial Class
  2004 .................         1.30%     38,774   $  5.497394   $      213,156        0.00%      18.23%
  2003 .................         1.30%     27,365      4.649735          127,240        0.00%      23.97%
  2002 .................         1.30%     11,830      3.750690           44,371        0.65%     -28.72%
  2001 .................         1.30%     12,032      5.262277           63,316        0.87%     -32.16%
  2000 .................         1.30%     25,730      7.757136          199,591        0.00%     -22.43% 05/01/00
Oppenheimer Bond Fund/VA - Initial Class
  2004 .................         1.30%     31,218     24.168614          754,496        4.80%       4.13%
  2003 .................         1.30%     39,108     23.210049          907,699        5.67%       5.40%
  2002 .................         1.30%     66,289     22.020858        1,459,741        7.25%       7.67%
  2001 .................         1.30%     71,479     20.452013        1,461,889        7.04%       6.39%
  2000 .................         1.30%     57,658     19.224081        1,108,422        7.66%       4.73%
Oppenheimer Capital Appreciation Fund/VA - Initial Class
  2004 .................         1.30%     74,904     14.939657        1,119,040        0.33%       5.56%
  2003 .................         1.30%     87,490     14.153408        1,238,282        0.38%      29.25%
  2002 .................         1.30%     84,080     10.950071          920,682        0.64%     -27.81%
  2001 .................         1.30%     89,005     15.167382        1,349,973        0.64%     -13.71%
  2000 .................         1.30%     91,772     17.577949        1,613,164        0.12%      -1.51%
Oppenheimer Global Securities Fund/VA - Initial Class
  2004 .................         1.30%     74,314     32.480314        2,413,742        1.25%      17.62%
  2003 .................         1.30%     72,050     27.613518        1,989,554        0.76%      41.18%
  2002 .................         1.30%     77,714     19.559687        1,520,062        0.56%     -23.14%
  2001 .................         1.30%     89,126     25.449092        2,268,176        0.69%     -13.18%
  2000 .................         1.30%    103,662     29.312842        3,038,628        0.27%       3.74%
Oppenheimer Main Street/(R)/ Fund/VA - Initial Class
  2004 .................         1.30%     25,380      8.622799          218,847        0.84%       8.05%
  2003 .................         1.30%     16,358      7.980692          130,548        0.90%      25.08%
  2002 .................         1.30%      8,466      6.380282           54,015        0.65%     -19.85%
  2001 .................         1.30%     11,244      7.960162           89,504        0.41%     -11.33%
  2000 .................         1.30%      3,017      8.977032           27,084        0.00%     -10.23% 05/01/00
Oppenheimer Multiple Strategies Fund/VA - Initial Class
  2004 .................         1.30%     59,420     31.593672        1,877,296        1.01%       8.68%
  2003 .................         1.30%     66,415     29.070523        1,930,719        2.82%      23.34%
  2002 .................         1.30%     58,166     23.568558        1,370,889        3.60%     -11.56%
  2001 .................         1.30%     95,325     26.649037        2,540,319        3.96%       0.89%
  2000 .................         1.30%    102,256     26.413991        2,700,989        4.57%       5.07%
Strong Opportunity Fund II, Inc.
  2004 .................         1.30%     58,418     44.414552        2,594,609        0.00%      16.69%
  2003 .................         1.30%     69,041     38.060714        2,627,750        0.07%      35.24%
  2002 .................         1.30%     78,959     28.143339        2,222,170        0.38%     -27.77%
  2001 .................         1.30%     99,955     38.960989        3,894,346        0.59%      -4.95%
  2000 .................         1.30%    101,232     40.898881        4,140,276        0.00%       5.23%
Strong VIF - Strong Discovery Fund II
  2004 .................         1.30%     20,844     28.158423          586,934        0.00%      14.22%
  2003 .................         1.30%     22,400     24.651908          552,203        0.00%      37.63%
  2002 .................         1.30%     26,664     17.911803          477,600        0.00%     -13.15%
  2001 .................         1.30%     35,961     20.624646          741,683        0.72%       2.73%
  2000 .................         1.30%     29,577     20.076460          593,801        0.00%       3.05%
Strong VIF - Strong International Stock Fund II
  2002 .................         1.30%     28,207      5.494908          154,995        4.04%     -27.49%
  2001 .................         1.30%     28,858      7.578594          218,703        0.00%     -23.15%
  2000 .................         1.30%     77,557      9.861771          764,849        0.00%     -40.30%
Van Eck WIT - Worldwide Bond Fund
  2004 .................         1.30%     41,310     20.861514          861,789        8.78%       7.74%
  2003 .................         1.30%     45,248     19.362563          876,117        1.75%      16.64%
  2002 .................         1.30%     48,544     16.600653          805,862        0.00%      20.09%
  2001 .................         1.30%     33,122     13.823940          457,877        4.39%      -6.33%
  2000 .................         1.30%     31,281     14.757769          461,638        4.90%       0.56%

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2 (NOTES TO FINANCIAL STATEMENTS, Continued)

                              Contract                                             Investment
                              Expense                   Unit         Contract        Income       Total
                               Rate*      Units      Fair Value   Owners' Equity     Ratio**    Return***
                             ---------  ---------   -----------   --------------   ----------   ---------
Van Eck WIT - Worldwide Emerging Markets Fund
  2004 .................         1.30%     55,514   $ 11.394604   $      632,560        0.59%      24.27%
  2003 .................         1.30%     41,241      9.169570          378,162        0.11%      52.20%
  2002 .................         1.30%     32,199      6.024691          193,989        0.20%      -4.16%
  2001 .................         1.30%     34,168      6.285993          214,780        0.00%      -3.09%
  2000 .................         1.30%     37,709      6.486254          244,590        0.00%     -42.61%
Van Eck WIT - Worldwide Hard Assets Fund
  2004 .................         1.30%     60,654     21.400584        1,298,031        0.37%      22.63%
  2003 .................         1.30%     52,868     17.487326          924,520        0.48%      43.21%
  2002 .................         1.30%     42,486     12.211274          518,808        0.68%      -4.09%
  2001 .................         1.30%     38,241     12.731937          486,882        1.21%     -11.61%
  2000 .................         1.30%     57,160     14.404038          823,335        1.12%       9.97%
Van Kampen UIF - Emerging Markets Debt Portfolio
  2004 .................         1.30%     12,540     15.645892          196,199        6.41%       8.64%
  2003 .................         1.30%     28,152     14.401515          405,431        0.00%      26.21%
  2002 .................         1.30%      5,151     11.410385           58,775        6.91%       7.81%
  2001 .................         1.30%      7,324     10.583651           77,515        9.40%       8.67%
  2000 .................         1.30%      9,551      9.739230           93,019       12.32%       9.96%
Van Kampen UIF - U.S.Real Estate Portfolio - Class A
  2004 .................         1.30%     39,270     36.542922        1,435,041        1.55%      34.63%
  2003 .................         1.30%     45,256     27.142344        1,228,354        0.00%      35.74%
  2002 .................         1.30%     51,170     19.996209        1,023,206        3.29%      -2.07%
  2001 .................         1.30%     53,253     20.418602        1,087,352        3.98%       8.41%
  2000 .................         1.30%     50,123     18.833757          944,004        8.22%      26.41%
                                                                  --------------

2004                                                              $  915,627,476
                                                                  ==============

2003                                                              $  881,562,186
                                                                  ==============

2002                                                              $  727,023,336
                                                                  ==============

2001                                                              $  933,404,977
                                                                  ==============

2000                                                              $1,071,884,297
                                                                  ==============

   * This represents the annual contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

  ** This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** This represents the total return for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit value for expenses assessed. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Shareholders
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in note 3 to the consolidated financial statements, the Company adopted the American Institute of Certified Public Accountants' Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, in 2004.


/s/KPMG LLP
Columbus, Ohio
March 1, 2005

                 NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

                          CONSOLIDATED STATEMENTS OF INCOME
                                    (IN MILLIONS)

                                                                                                     YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------
                                                                                   2004              2003              2002
==================================================================================================================================
==================================================================================================================================
REVENUES:
Policy charges                                                                     $ 1,025.2           $ 924.1            $ 973.8
Life insurance premiums                                                                270.4             279.8              259.9
Net investment income                                                                2,000.5           1,973.1            1,832.9
Net realized losses on investments, hedging instruments and hedged items               (36.4)            (85.2)             (75.5)
Other                                                                                    9.8              12.8                8.7
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total revenues                                                                       3,269.5           3,104.6            2,999.8
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Interest credited to policyholder account values                                     1,277.2           1,309.2            1,244.4
Other benefits and claims                                                              347.2             361.8              326.1
Policyholder dividends on participating policies                                        36.2              41.2               45.2
Amortization of deferred policy acquisition costs                                      410.1             375.9              670.1
Interest expense on debt, primarily with Nationwide Financial
  Services, Inc. (NFS)                                                                  59.3              48.4               36.0
Other operating expenses                                                               604.5             533.7              508.5
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                          2,734.5           2,670.2            2,830.3
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

      Income from continuing operations before federal income
        tax expense                                                                    535.0             434.4              169.5
Federal income tax expense                                                             120.0              96.2                8.7
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
      Income from continuing operations                                                415.0             338.2              160.8
Discontinued operations, net of tax                                                        -                 -                0.7
Cumulative effect of adoption of accounting principles, net of tax                      (3.3)             (0.6)                 -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net income                                                                           $ 411.7           $ 337.6            $ 161.5
==================================================================================================================================
==================================================================================================================================



See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

                      NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES (a
              wholly-owned subsidiary of Nationwide Financial Services, Inc.)

                                  Consolidated Balance Sheets
                            (in millions, except per share amounts)

                                                                                               DECEMBER 31,
                                                                                            ---------------------------------------
                                                                                            ---------------------------------------
                                                                                                  2004                 2003
===================================================================================================================================
===================================================================================================================================

ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $26,708.7 in 2004; $25,850.2 in 2003)                        $ 27,652.0           $ 26,946.8
      Equity securities (cost $37.7 in 2004; $74.0 in 2003)                                              48.1                 85.6
   Mortgage loans on real estate, net                                                                 8,649.2              8,345.8
   Real estate, net                                                                                      83.9                 96.5
   Policy loans                                                                                         644.5                618.3
   Other long-term investments                                                                          539.6                130.6
   Short-term investments, including amounts managed by a related party                               1,645.8              1,860.8
-----------------------------------------------------------------------------------------------------------------------------------
         Total investments                                                                           39,263.1             38,084.4

Cash                                                                                                     15.5                  0.1
Accrued investment income                                                                               364.2                367.1
Deferred policy acquisition costs                                                                     3,416.6              3,219.3
Other assets                                                                                          2,099.8              1,872.3
Assets held in separate accounts                                                                     60,798.7             57,084.5
-----------------------------------------------------------------------------------------------------------------------------------
            Total assets                                                                          $ 105,957.9          $ 100,627.7
===================================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits and claims                                                               $ 36,383.1           $ 35,379.1
   Short-term debt                                                                                      215.0                199.8
   Long-term debt, payable to NFS                                                                       700.0                700.0
   Other liabilities                                                                                  3,645.2              3,264.7
   Liabilities related to separate accounts                                                          60,798.7             57,084.5
-----------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                          101,742.0             96,628.1
-----------------------------------------------------------------------------------------------------------------------------------

Shareholder's equity:
   Common stock, $1 par value; authorized - 5.0 shares; issued
     and outstanding - 3.8 shares                                                                         3.8                  3.8
   Additional paid-in capital                                                                           274.4                271.3
   Retained earnings                                                                                  3,543.9              3,257.2
   Accumulated other comprehensive income                                                               393.8                467.3
-----------------------------------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                                   4,215.9              3,999.6
-----------------------------------------------------------------------------------------------------------------------------------
            Total liabilities and shareholder's equity                                            $ 105,957.9          $ 100,627.7
===================================================================================================================================

See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

                 NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

      Consolidated Statements of Shareholder's Equity
       Years Ended December 31, 2004, 2003 and 2002
                       (in millions)

                                                                                                       Accumulated
                                                                         Additional                       Other          Total
                                                             Capital      paid-in      Retained       Comprehensive   Shareholder's
                                                             Shares       capital      earnings           income         equity
===================================================================================================================================

Balance as of December 31, 2001                              $ 3.8        $ 646.1      $ 2,863.1         $ 204.7         $ 3,717.7
Comprehensive income:
Net income                                                       -              -          161.5               -             161.5
Net unrealized gains on securities available-for-sale            -              -              -           178.6             178.6
   arising during the period, net of tax
Accumulated net gains on cash flow hedges, net                   -              -              -            11.0              11.0
   of tax
                                                                                                                   ----------------
                                                                                                                   ----------------
Total comprehensive income                                                                                                   351.1
                                                                                                                   ----------------
                                                                                                                   ----------------
Capital returned to NFS                                          -         (475.0)             -               -            (475.0)
Dividend to NFS                                                  -              -          (45.0)              -             (45.0)
-----------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2002                                3.8          171.1        2,979.6           394.3           3,548.8
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income:
Net income                                                       -              -          337.6               -             337.6
Net unrealized gains on securities available-for-sale            -              -              -            99.6              99.6
   arising during the period, net of tax
Accumulated net losses on cash flow hedges, net                  -              -              -           (26.6)            (26.6)
   of tax
                                                                                                                   ----------------
Total comprehensive income                                                                                                   410.6
                                                                                                                   ----------------
Capital contributed by NFS                                       -          200.2              -               -             200.2
Capital returned to NFS                                          -         (100.0)             -               -            (100.0)
Dividend to NFS                                                  -              -          (60.0)              -             (60.0)
-----------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2003                                3.8          271.3        3,257.2           467.3           3,999.6
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income:
Net income                                                       -              -          411.7               -             411.7
Net unrealized losses on securities available-for-sale           -              -              -           (42.7)            (42.7)
   arising during the period, net of tax
Accumulated net losses on cash flow hedges, net                  -              -              -           (30.8)            (30.8)
   of tax
                                                                                                                   ----------------
Total comprehensive income                                                                                                   338.2
                                                                                                                   ----------------
Capital contributed by NFS                                       -            3.1              -               -               3.1
Dividend to NFS                                                  -              -         (125.0)              -            (125.0)
-----------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2004                              $ 3.8        $ 274.4       $3,543.9         $ 393.8         $ 4,215.9
===================================================================================================================================

See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

                     Consolidated Statements of Cash Flows
              For the Years Ended December 31, 2004, 2003 and 2002
                                 (in millions)

                                                                                      2004               2003                2002
===================================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                       $ 411.7            $ 337.6             $ 161.5
   Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account values                              1,277.2            1,309.2             1,244.4
      Capitalization of deferred policy acquisition costs                            (496.4)            (567.2)             (648.2)
      Amortization of deferred policy acquisition costs                               410.1              375.9               670.1
      Amortization and depreciation                                                    73.0               69.3                (0.7)
      Net realized losses on investments, hedging instruments and                      36.4               85.2                75.5
        hedged items
      Decrease (increase) in accrued investment income                                  2.9              (38.4)              (22.0)
      Increase in other assets                                                       (306.4)            (697.5)             (606.1)
      Increase in policy and other liabilities                                        324.4              342.3               463.1
      Income from discontinued operations                                                 -                  -                (0.7)
      Other, net                                                                        1.5               45.4                38.7
-----------------------------------------------------------------------------------------------------------------------------------
         Net cash provided by continuing operations                                 1,734.4            1,261.8             1,375.6
         Net cash provided by discontinued operations                                     -                  -                 0.7
-----------------------------------------------------------------------------------------------------------------------------------
         Net cash provided by operating activities                                  1,734.4            1,261.8             1,376.3
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from maturity of securities available-for-sale                          3,099.4            4,101.6             3,887.7
   Proceeds from sale of securities available-for-sale                              2,485.5            2,220.5             1,534.9
   Proceeds from repayments of mortgage loans on real estate                        1,920.9            1,478.3             1,009.0
   Cost of  securities available-for-sale acquired                                 (6,291.4)          (9,366.7)           (9,874.5)
   Cost of mortgage loans on real estate acquired                                  (2,169.9)          (1,914.4)           (1,810.2)
   Net change in short-term investments                                               205.9             (639.9)             (193.1)
   Disposal of subsidiary, net of cash                                                    -                  -               (20.0)
   Collateral received (paid) - securities lending, net                                89.4              (26.1)              158.9
   Other, net                                                                        (357.2)             280.3              (136.2)
-----------------------------------------------------------------------------------------------------------------------------------
         Net cash used in investing activities                                     (1,017.4)          (3,866.4)           (5,443.5)
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from issuance of long-term debt to NFS                                    -              100.0               300.0
   Net change in short-term debt                                                       15.2              199.8              (100.0)
   Capital contributed by NFS                                                           3.1              200.2                   -
   Capital returned to NFS                                                                -             (100.0)             (475.0)
   Cash dividends paid to NFS                                                        (125.0)             (60.0)              (35.0)
   Investment and universal life insurance product deposits                         3,561.6            5,116.1             6,278.9

   Investment and universal life insurance product withdrawals                     (4,156.5)          (2,852.3)           (1,923.4)

   Other, net                                                                                                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
         Net cash (used in) provided by financing activities                         (701.6)           2,603.8             4,045.5
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        15.4               (0.8)              (21.7)
Cash, beginning of period                                                               0.1                0.9                22.6
-----------------------------------------------------------------------------------------------------------------------------------
         Cash, end of period                                                         $ 15.5              $ 0.1               $ 0.9
===================================================================================================================================

See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 2004, 2003 AND 2002



(1)  ORGANIZATION AND DESCRIPTION OF BUSINESS

Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of life insurance and retirement savings products in the United States of America (U.S.) and is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public group retirement plans, other investment products sold to institutions, life insurance and advisory services. The Company sells its products through a diverse network of distribution channels, including independent broker/dealers, financial institutions, wirehouse and regional firms, financial institutions, pension plan administrators, life insurance specialists and representatives of certain certified public accounting firms. The Company also sells its products through the following affiliated producers: Nationwide Retirement Solutions, Inc. (NRS); TBG Insurance Services Corporation (TBG Financial); Nationwide Financial Network (NFN, formerly referred to as Nationwide Provident) producers; and Nationwide agents.

Wholly-owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (GAAP), which differ from statutory accounting practices. The statutory financial statements of NLIC and NLAIC are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (ODI). The ODI has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. NLIC and NLAIC have no statutory accounting practices that differ from NAIC SAP. See Note 13 for discussion of statutory capital requirements and dividend limitations.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs (DAC) for investment products and universal life insurance products, impairment losses on investments, valuation allowances for mortgage loans on real estate, federal income taxes, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(a)  Consolidation Policy

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. As discussed in Notes 3 and 11, effective December 31, 2003, the Company applied the provisions of Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 (FIN 46R), issued by the Financial Accounting Standards Board (FASB), to those variable interest entities (VIEs) with which it is associated. This resulted in deconsolidating certain VIEs which the Company previously had consolidated, as of that date. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(b)  Valuation of Investments, Investment Income and Related Gains and Losses

The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income tax, reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder's equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "corporate pricing matrix" is most often used. The corporate pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for the that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, a "structured product model" is used. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company's structured product model is not suitable for estimating fair values, qualified company representatives determine the fair value using other modeling techniques, primarily using a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2004, 70.0% of the fair values of fixed maturity securities were obtained from independent pricing services, 21.2% from the Company's pricing matrices and 8.8% from other sources.

Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.

Under the Company's accounting policy for equity securities and debt securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period until the security's forecasted recovery and evidence exists indicating that recovery will occur in a reasonable period of time. Also, for such debt securities the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

For other debt and equity securities, an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, of the security; the amount and length of time a security's fair value has been below amortized cost or cost; specific credit issues and financial prospects related to the issuer; the Company's intent to hold or dispose of the security; and current economic conditions.

Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest-method without anticipating the impact of prepayments.

Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains and losses on investments, hedging instruments and hedged items. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by the Company and reflects the Company's best estimate of probable credit losses, including losses incurred at the balance sheet date, but not yet identified by specific loan. The Company's periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Real estate is carried at cost less accumulated depreciation. Real estate designated as held for disposal is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company's mortgage loan valuation allowances and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in realized gains and losses on investments, hedging instruments and hedged items.

(c)  Derivative Instruments

Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in realized gains and losses on investments, hedging instruments and hedged items.

The Company may enter into "receive fixed/pay variable" interest rate swaps to hedge existing floating rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are identified as cash flow hedges and are carried at fair value with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on derivative instruments that are initially recorded in AOCI are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.

Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account values consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as realized gains and losses on investments, hedging instruments and hedged items, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

From time to time, the Company may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategies. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap may not be effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.

(d)  Revenues and Benefits

Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI), bank-owned life insurance (BOLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account values and benefits and claims incurred in the period in excess of related policy account values.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

(e)  Deferred Policy Acquisition Costs

The Company has deferred the costs of acquiring investment products and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new or renewal business. DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

For investment products (principally individual and group annuities) and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges, less policy benefits and policy maintenance expenses. The DAC asset related to investment products and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(b).

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company's long-term assumption for net separate account performance is currently 8% growth per year. If actual net separate account performance varies from the 8% assumption, the Company assumes different performance levels over the next three years such that the mean return equals the long-term assumption. This process is referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. However, based on historical returns of the Standard and Poor's (S&P) 500 Index, the Company's policy regarding the reversion to the mean process does not permit such returns to be negative or in excess of 15% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company evaluates the appropriateness of the individual variable annuity DAC balance within pre-set parameters. These parameters are designed to appropriately reflect the Company's long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company's recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed period of time, or if the recorded balance falls outside of these parameters and the Company determines it is not reasonably possible to get back within this period of time, assumptions are required to be unlocked and DAC is recalculated using revised best estimate assumptions. Otherwise, DAC is not unlocked to reflect updated assumptions. If DAC assumptions were unlocked and revised, the Company would continue to use the reversion to the mean process.

For other investment products and universal life insurance products, DAC is adjusted each quarter to reflect revised best estimate assumptions, including the use of a reversion to the mean methodology over the next three years as it relates to net separate account performance. Any resulting DAC unlocking adjustments are reflected currently in the consolidated statements of income.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(f)  Separate Accounts

Separate account assets and liabilities represent contract holders' funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the separate accounts is not reflected in the consolidated statements of income except for:
(i) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (ii) the activity related to guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB) contracts, which are riders to existing variable annuity contracts.

(g)  Future Policy Benefits

The liability for future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies is the policy account balance, which represents participants' net premiums and deposits plus investment performance and interest credited less applicable contract charges.

The liability for funding agreements to an unrelated third party trust equals the balance that accrues to the benefit of the contract holder, including interest credited. The funding agreements constitute insurance obligations considered annuity contracts under Ohio insurance law.

The liability for future policy benefits for traditional life insurance policies has been calculated by the net level premium method using interest rates varying from 5.4% to 6.0% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

The liability for future policy benefits for payout annuities has been calculated using the present value of future benefits and maintenance costs discounted using interest rates varying from 3.0% to 13.0%. Also, as of December 31, 2004 and 2003, the calculated reserve was adjusted to reflect the incremental reserve that would be required if unrealized gains and losses had been realized and the proceeds reinvested at lower rates, which would have resulted in the use of a lower discount rate, as discussed in Note 2(b).

(h)  Participating Business

Participating business represented approximately 11% in 2004 (13% in 2003 and 15% in 2002) of the Company's life insurance in force, 55% of the number of life insurance policies in force in 2004 (56% in 2003 and 59% in 2002) and 7% of life insurance statutory premiums in 2004 (11% in 2003 and 9% in 2002). The provision for policyholder dividends was based on then current dividend scales and has been included in future policy benefits and claims in the accompanying consolidated balance sheets.

(i)  Federal Income Tax

The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of income. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(j)  Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related balances of the Company.

(k)  Discontinued Operations

As described more fully in Note 16, during 2002 NLIC paid a dividend to NFS in the form of all of the shares of common stock of Nationwide Securities, Inc.
(NSI), a wholly-owned broker/dealer subsidiary engaged in the asset management business. As such, the results of operations of NSI are reflected as discontinued operations in 2002.

(l)  Reclassification

Certain items in the 2003 and 2002 consolidated financial statements and related notes have been reclassified to conform to the current presentation.

(3)  RECENTLY ISSUED ACCOUNTING STANDARDS

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1), which was issued on October 23, 2003. The Company disclosed in its Quarterly Report on Form 10-Q for the period ended June 30, 2004 that this additional guidance would be applied during its third quarter beginning July 1, 2004. Also, effective June 30, 2004, the Company revised its method of evaluating securities to be sold based on additional interpretation of the intent to hold criteria in EITF 03-1. This revision had no impact on the Company's financial position or results of operations.

On September 8, 2004, the FASB exposed for comment FASB Staff Position (FSP) EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, which delayed the effectiveness of the guidance in EITF 03-1 in its entirety, with the exception of certain disclosure requirements. The delay had no impact on the Company's financial position or results of operations. The Company continues to actively monitor its portfolio for any securities deemed to be other-than-temporarily impaired, based on the guidance in Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, and the Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 59, Accounting for Noncurrent Marketable Equity Securities. Due to uncertainty regarding the ultimate guidance to be issued, the Company cannot reasonably estimate the impact on the Company's financial position or results of operations, if any, of adopting EITF 03-1.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

In June 2004, the FASB issued FSP FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), issued by the American Institute of Certified Public Accountants (AICPA), restricts the application of the URR guidance in SFAS No. 97 to situations in which profits are expected to be followed by losses. Because the Company was computing its URR in accordance with FSP FAS 97-1 at the time SOP 03-1 was adopted, the issuance of FSP FAS 97-1 had no impact on the Company's financial position or results of operations at the time of adoption.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law on December 8, 2003. In accordance with FSP FAS 106-1, Accounting and Disclosure Requirements Related to The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issues guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, Accounting and Disclosure Requirements Related to The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (FSP FAS 106-2), which superceded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act. Specifically, measures of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost on or after the date of enactment must reflect the effects of the Act. The Company's adoption of FSP FAS 106-2, effective June 30, 2004, had no impact on the Company's financial position or results of operations due the application of Company maximum contribution caps and because the Company does not apply to the United States government for benefit reimbursements.

In December 2003, the FASB issued SFAS No. 132 (revised 2003), Employers' Disclosures about Pensions and Other Postretirement Benefits - an amendment of FASB Statements No. 87, 88 and 106 (SFAS 132R). SFAS 132R provides revised disclosure guidance for pension and other postretirement benefit plans but does not change the measurement or recognition of those plans under existing guidance. Disclosures previously required under SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which was replaced by SFAS 132R, were retained. In addition, SFAS 132R requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans on both an interim period and annual basis. See Note 15 for required disclosures. The Company adopted SFAS 132R effective December 31, 2003, except for the provisions relating to annual disclosures about estimated benefit payments, which was adopted in the fourth quarter of 2004, as permitted by SFAS 132R. Adoption of this Statement had no impact on the Company's financial position or results of operations.

In July 2003, the AICPA issued SOP 03-1 to address many topics. The most significant topic affecting the Company was the accounting for contracts with GMDB. SOP 03-1 requires companies to evaluate the significance of a GMDB to determine whether a contract should be accounted for as an investment or insurance contract. For contracts determined to be insurance contracts, companies are required to establish a reserve to recognize a portion of the assessment (revenue) that compensates the insurance company for benefits to be provided in future periods. SOP 03-1 also provides guidance on separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, return based on a contractually referenced pool of assets or index, annuitization options, and sales inducements to contract holders. The Company adopted SOP 03-1 effective January 1, 2004, which resulted in a $3.3 million charge, net of tax, as the cumulative effect of adoption of this accounting principle.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes the components of cumulative effect adjustments recorded in the Company's 2004 consolidated statements of income:

(in millions)                                                                                                      JANUARY 1, 2004
===================================================================================================================================
Increase in future policy benefits:
   Ratchet interest crediting                                                                                              $ (12.3)
   Secondary guarantees - life insurance                                                                                      (2.4)
   GMDB claim reserves                                                                                                        (1.8)
   GMIB claim reserves                                                                                                        (1.0)
-----------------------------------------------------------------------------------------------------------------------------------
      Subtotal                                                                                                               (17.5)
Adjustment to amortization of deferred policy acquisition costs related to above                                              12.4
Deferred federal income taxes                                                                                                  1.8
-----------------------------------------------------------------------------------------------------------------------------------
      Cumulative effect of adoption of accounting principle, net of tax                                                     $ (3.3)
===================================================================================================================================

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51), states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51 to certain VIEs where: (i) the equity investors are not empowered to make sufficient decisions about the entity's operations, or do not receive expected returns or absorb expected losses commensurate with their equity ownership; or
(ii) the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. VIEs are consolidated by their primary beneficiary, which is a party having a majority of the entity's expected losses, expected residual returns, or both. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. FIN 46 applied to entities formed after January 31, 2003. In October 2003, the FASB delayed the implementation date of FIN 46 for VIEs formed prior to January 31, 2003 to interim periods ending after December 15, 2003, with earlier adoption permitted.

In December 2003, the FASB issued FIN 46R, which required all public companies to apply the provisions of FIN 46 or FIN 46R to special purpose entities created prior to February 1, 2003. Once adopted by an entity, FIN 46R replaces FIN 46. At a minimum, public companies were required to apply the provisions of FIN 46R or the unmodified provisions of FIN 46 to entities that were considered "special purpose entities" in practice and under applicable GAAP by the end of the first reporting period ending after December 15, 2003. Companies were permitted to apply either FIN 46 or FIN 46R to special purpose entities at the initial effective date on an entity-by-entity basis. The Company has no variable interests in special purpose entities. The primary difference between FIN 46R and FIN 46 was the criteria to be followed in determining the primary beneficiary. The primary beneficiary could be different based on the two Interpretations. The Company adopted the remaining provisions of FIN 46R effective January 1, 2004. See Note 19 for further discussion.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (SFAS 150). SFAS 150 establishes standards for the classification and measurement of certain freestanding financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. As originally issued, the guidance in SFAS 150 was generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the first interim period beginning after June 15, 2003. Adjustments required as a result of the application of SFAS 150 to existing instruments should be reported as the cumulative effect of a change in accounting principle. In November 2003, the FASB issued FSP No. 150-3, Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FSP 150-3). FSP 150-3 clarified that SFAS 150 does not apply to certain mandatorily redeemable financial instruments issued by limited-life subsidiaries, including those issued by subsidiary trusts of the Company. The adoption of SFAS 150 on July 1, 2003 had no impact on the Company's financial position or results of operations.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

In April 2003, the FASB released SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 on July 1, 2003 had no impact on the Company's financial position or results of operations

In April 2003, the FASB released Statement 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG
B36). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar arrangements. Paragraph 12.a. of SFAS 133 indicates that an embedded derivative must be separated from the host contract (i.e. bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance or similar arrangement because the yield on the receivable and payable is based on or referenced to a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003 (October 1, 2003 for the Company). Upon adoption of DIG B36 on October 1, 2003, the Company recorded a derivative liability of $0.9 million, deferred taxes of $0.3 million and a charge of $0.6 million as the cumulative effect of adoption of this accounting principle.

(4)  RISK DISCLOSURES

The following is a description of the most significant risks facing the Company and how it mitigates those risks:

Credit Risk: The risk that issuers of securities, mortgagees on real estate mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company mitigates this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company actively monitors and manages exposures, including restructuring, reducing, or liquidating investments; determines whether any securities are impaired or loans are deemed uncollectible; and takes charges in the period such assessments are made. The ratings of reinsurers who owe the Company money are regularly monitored along with outstanding balances as part of the Company's reinsurance collection process, with timely follow-up on delayed payments. The aggregate credit risk taken in the investment portfolio is influenced by management's risk/return preferences, the economic and credit environment, the relationship of credit risk in the asset portfolio to other business risks that the Company is exposed to, and the Company's current and expected future capital position.

Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities, and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. For example, if liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. In some investments that contain borrower options, this risk may be realized through unfavorable cash flow patterns, e.g. increased principal repayment when interest rates have declined. When unfavorable interest rate movements occur, interest margins may compress, reducing profitability. The Company mitigates this risk by offering products that transfer this risk to the purchaser and/or by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. In some investments that permit prepayment at the borrower option, make-whole provisions are required such that if the borrower prepays in a lower-rate environment, the Company be compensated for the loss of future income. In other situations, the Company accepts some interest rate risk in exchange for a higher yield on the investment.

Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Ratings Risk: The risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company and certain subsidiaries. The Company is at risk to changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk.

Financial Instruments with Off-Balance Sheet Risk: The Company is a party to financial instruments with off-balance sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the underlying contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgaged property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is generally to lend no more than 80% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $243.7 million extending into 2005 were outstanding as of December 31, 2004. The Company also had $68.1 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2004.

Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to the Company, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. Any exposures related to derivative activity are aggregated with other credit exposures between the Company and the derivative counterparty to assess adherence to established credit limits. As of December 31, 2004, the Company's credit risk from these derivative financial instruments was $46.3 million, net of $415.7 million of cash collateral and $222.5 million in securities pledged as collateral.

Equity Market Risk: Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2004, approximately 82% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets result in corresponding increases and decreases in the Company's separate account assets and reported asset fee revenue. In addition, a decrease in separate account assets may decrease the Company's expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in GMDB or guaranteed minimum accumulation benefit (GMAB) claims, which may require the Company to accelerate the amortization of DAC.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Many of the Company's individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on the premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims. The Company utilizes a combination of risk management techniques to mitigate this risk. In general, for most contracts issued prior to July 2002, the Company obtained reinsurance from independent third parties, whereas for certain contracts issued after December 2002, the Company has been executing an economic hedging program. The GMDB economic hedging program is designed to offset changes in the economic value of the GMDB obligation up to a return of the contract holder's premium payments. However the first 10% of GMDB claims are not hedged. Currently the program shorts S&P 500 index futures, which provides an offset to changes in the value of the designated obligation. The Company's economic evaluation of the GMDB obligation is not consistent with current accounting treatment of the GMDB obligation. Therefore, the hedging activity will lead to volatility of earnings. This volatility was negligible in 2004. As of December 31, 2004, the net amount at risk, defined as the excess of the death benefit over the account value, was $1.71 billion before reinsurance and $296.5 million net of reinsurance. As of December 31, 2004 and 2003, the Company's reserve for GMDB claims was $23.6 million and $21.8 million, respectively. See Note 3 for discussion of the impact of adopting a new accounting principle regarding GMDB reserves in 2004.

The Company also offers certain variable annuity products with a GMAB rider. A GMAB provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time (5, 7 or 10 years) selected by the contract holder at the time of issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including the requirement that a significant portion of the premium be allocated to a guaranteed term option (GTO) that is a fixed rate investment, thereby reducing the equity exposure. A GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from and valued apart from the host variable annuity contract. The embedded derivative is carried at fair value and reported in other future policy benefits and claims. The Company initially records an offset to the fair value of the embedded derivative on the balance sheet, which is amortized through the income statement over the term of the GMAB period of the contract. The fair value of the GMAB embedded derivative is calculated based on actuarial assumptions related to the projected benefit cash flows incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility. The Company began selling contracts with the GMAB feature on May 1, 2003. Beginning October 1, 2003, the Company launched an enhanced version of the rider that offered increased equity exposure to the contract holder in return for a higher charge. The Company simultaneously began economically hedging the GMAB exposure for those risks that exceed a level it considered acceptable. The GMAB economic hedge consists of shorting interest rate futures and S&P 500 futures contracts and does not qualify for hedge accounting under SFAS 133. See
Note 2(c) for discussion of economic hedges. The objective of the GMAB economic hedge strategy is to manage the exposures with risk beyond a level considered acceptable to the Company. The Company is exposed to equity market risk related to the GMAB feature should the growth in the underlying investments, including any GTO investment, fail to reach the guaranteed return level. The GMAB embedded derivative will create volatility in earnings, however the hedging program provides substantial mitigation of this exposure. This volatility was negligible in 2004 and 2003. As of December 31, 2004 and 2003, the fair value of the GMAB embedded derivative was valued at $20.6 million and $4.3 million, respectively. The increase in the fair value of the GMAB embedded derivative was driven by the value of new business sold during 2004.

Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2004, the Company had a diversified portfolio with no more than 25.1% in any geographic region of the U.S. and no more than 1.6% with any one borrower. As of December 31, 2004, 30.0% of the carrying value of the Company's commercial mortgage loan portfolio financed retail properties.

Significant Business Concentrations: As of December 31, 2004, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also, the Company did not have a concentration of business transactions with a particular customer, lender or distribution source, a market or geographic area in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company's financial position.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Guarantee Risk: In connection with the selling of securitized interests in Low-Income-Housing Tax Credit Funds (Tax Credit Funds), the Company guarantees a specified minimum return to the investor. The guaranteed return varies by transaction and follows general market trends. The Company's risk related to securitized interests in Tax Credit Funds is that the tax benefits provided to the investor are not sufficient to provide the guaranteed cumulative after-tax yields. The Company mitigates these risks by having qualified individuals with extensive industry experience perform due diligence on each of the underlying properties to ensure they will be capable of delivering the amount of credits anticipated and by requiring cash reserves to be held at various levels within these structures to provide for possible shortfalls in the amount of credits generated. See Note 18 for further discussion of Tax Credit Funds.

Reinsurance: The Company has entered into reinsurance contracts to cede a portion of its general account life, annuity and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts and totaled $894.3 million as of December 31, 2004. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the contract holder. Under the terms of the contracts, trusts have been established as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% or 102% of the reinsured reserves, as outlined in each of the underlying contracts.

Collateral - Derivatives: The Company enters into agreements with various counterparties to execute over-the-counter derivative transactions. The Company's policy is to include a Credit Support Annex with each agreement to protect the Company for any exposure above the approved credit threshold. This also protects the counterparty against exposure to the Company. The Company generally posts securities as collateral and receives cash as collateral from counterparties. The Company maintains ownership of the pledged securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the period it is pledged as collateral.

Collateral - Securities Lending: The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company's policy requires a minimum of 102% of the fair value of the securities loaned to be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements for financial instruments. For this reason, among others, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold, or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on the best information available in the circumstances. Such estimates of fair value should consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues, and future expenses, including assumptions about interest rates, default, prepayment and volatility. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Although insurance contracts are specifically exempted from the disclosure requirements (other than those that are classified as investment contracts), the Company's estimate of the fair values of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

In estimating its fair value disclosures, the Company used the following methods and assumptions:

Fixed maturity and equity securities available-for-sale: The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "corporate pricing matrix" is most often used. The corporate pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for the that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, a "structured product model" is used. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company's structured product model is not suitable for estimating fair values, qualified company representatives determine the fair value using other modeling techniques, primarily using a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2004, 70.0% of the fair values of fixed maturity securities were obtained from independent pricing services, 21.2% from the Company's pricing matrices and 8.8% from other sources.

Mortgage loans on real estate, net: The fair values of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan's effective interest rate.

Policy loans, short-term investments and cash: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Separate account assets and liabilities: The fair values of assets held in separate accounts are based on quoted market prices of the underlying securities. The fair value of liabilities related to separate accounts are the amounts payable on demand, which are net of certain surrender charges.

Investment contracts: The fair values of the Company's liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, COLI, BOLI, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies for which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

Short-term debt and collateral received-securities lending and derivatives: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Long-term debt, payable to NFS: The fair values for long-term debt are based on estimated market prices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Commitments to extend credit: Commitments to extend credit have nominal fair values because of the short-term nature of such commitments. See Note 4.

Interest rate and cross-currency interest rate swaps: The fair values for interest rate and cross-currency interest rate swaps are calculated with pricing models using current rate assumptions.

Futures contracts: The fair values for futures contracts are based on quoted market prices.

The following table summarizes the carrying amounts and estimated fair values of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts as of December 31:

                                                               2004                              2003
                                                           -------------------------------  -------------------------------
                                                           -------------------------------  -------------------------------
                                                             CARRYING        ESTIMATED         Carrying        Estimated
(in millions)                                                 AMOUNT         FAIR VALUE         amount        fair value
===========================================================================================================================
===========================================================================================================================

ASSETS
Investments:
   Securities available-for-sale:
      Fixed maturity securities                               $ 27,652.0       $ 27,652.0       $ 26,946.8      $ 26,946.8
      Equity securities                                             48.1             48.1             85.6            85.6
   Mortgage loans on real estate, net                            8,649.2          8,942.7          8,345.8         8,830.0
   Policy loans                                                    644.5            644.5            618.3           618.3
   Short-term investments                                        1,645.8          1,645.8          1,860.8         1,860.8
Cash                                                                15.5             15.5              0.1             0.1
Assets held in separate accounts                                60,798.7         60,798.7         57,084.5        57,084.5

LIABILITIES
Investment contracts                                           (29,196.6)       (26,870.6)       (28,663.4)      (27,239.8)
Policy reserves on life insurance contracts                     (7,186.5)        (7,153.9)        (6,715.7)       (6,311.3)
Short-term debt                                                   (215.0)          (215.0)          (199.8)         (199.8)
Long-term debt, payable to NFS                                    (700.0)          (743.9)          (700.0)         (803.7)
Collateral received - securities lending and derivatives        (1,289.9)        (1,289.9)        (1,521.1)       (1,521.1)
Liabilities related to separate accounts                       (60,798.7)       (59,651.2)       (57,084.5)      (56,118.6)

Derivative financial instruments
Interest rate swaps hedging assets                                 (72.1)           (72.1)           (99.4)          (99.4)
Cross-currency interest rate swaps                                 495.0            495.0            599.1           599.1
Futures contracts                                                   (6.5)            (6.5)           (25.2)          (25.2)
Other derivatives                                                   36.1             36.1              4.6             4.6
---------------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(6)  DERIVATIVE FINANCIAL INSTRUMENTS

QUALITATIVE DISCLOSURE

Interest Rate Risk Management

The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. To mitigate this risk, the Company enters into various types of derivative instruments to minimize this mismatch, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps and short Euro futures to manage this risk.

Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. LIBOR. The net receipt of a variable rate will then match the variable rate paid on the liability.

Short Euro futures, when considered in combination with the fixed-rate instruments, effectively change the fixed rate cash flow exposure to variable rate cash flows. With short Euro futures, if interest rates rise (fall), the gains (losses) on the futures are recognized in investment income. When combined with the fixed income received on the investment, the gains and losses on the Euro futures contracts results in a variable stream of cash inflows, which matches the variable interest paid on the liability.

As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to the loans being funded. To manage this risk, the Company enters into short U.S. Treasury futures during the commitment period.

With short U.S. Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.

The Company periodically purchases variable rate investments (i.e. commercial mortgage loans and corporate bonds). As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. To manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps.

In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap. The net receipt of a fixed rate will then match the fixed rate paid on the liability.

Foreign Currency Risk Management

In conjunction with the Company's medium-term note (MTN) program, the Company periodically issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and related interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a U.S. dollar rate.

For a fixed rate foreign liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency and pay a variable U.S. dollar rate, generally 3-month U.S. LIBOR. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate in the foreign currency and pay a variable U.S. dollar rate, generally 3-month U.S. LIBOR. In both cases, the terms of the foreign currency received on the swap will exactly match the terms of the foreign currency paid on the liability, thus eliminating currency risk. Because the resulting cash flows in both cases remain variable, the Company has designated such cross-currency interest rate swaps as fair value hedging relationships.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. To manage this risk, the Company uses cross-currency interest rate swaps to convert these assets to variable U.S. dollar rate instruments.

Cross-currency interest rate swaps on investments are structured to pay a fixed rate, in the foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. Because the resulting cash inflows remain variable, the Company has designated such cross-currency interest rate swaps in fair value hedging relationships.

Equity Market Risk Management

Many of the Company's individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a contractually defined amount. Such specified amounts vary from contract to contract based on the date the contract was entered into as well as the GMDB feature elected. A decline in the stock market may cause the contract value to fall below this specified amount and the net amount at risk to increase. The net amount at risk is the amount by which the GMDB exceeds the contract value at any given time and is a primary indicator of potential future GMDB claims. To manage this risk, the Company has implemented a GMDB hedging program for certain new and existing business. The program, which is an economic hedge but does not qualify for hedge accounting under SFAS 133, as discussed in
Note 2(c), is designed to offset a specified portion of changes in the value of the GMDB obligation. Currently the program shorts S&P 500 index futures, which in turn provides a partial offset to changes in the value of the designated obligation. Prior to implementation of the GMDB hedging program in 2003, the Company managed the risk of these benefits primarily by entering into reinsurance arrangements. See Note 4 for additional discussion.

The Company also offers certain variable annuity products with a GMAB rider. A GMAB provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time (5, 7 or 10 years) selected by the contract holder at the issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. A GMAB is an embedded derivative, and as such, the equity exposure in this product is recognized at fair value, separately from the annuity contract, with changes in fair value recognized in the statements of income. The Company is exposed to equity market risk to the extent that the underlying investment options, which can include fixed and variable components selected by the contract holder, do not generate enough earnings over the life of the contract to at least equal the adjusted premiums. The Company is economically hedging the GMAB exposure for those risks that exceed a level considered acceptable by purchasing interest rate futures and shorting S&P 500 futures. The GMAB economic hedge does not qualify for hedge accounting under SFAS 133. See Note 2(c).

Other Non-Hedging Derivatives

The Company periodically enters into basis swaps (receive one variable rate, pay another variable rate) to better match the cash flows received from the specific variable-rate investments with the variable rate paid on a group of liabilities. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps do not receive hedge accounting treatment.

The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection does not qualify for hedge accounting treatment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

QUANTITATIVE DISCLOSURE

Fair Value Hedges

During the years ended December 31, 2004, 2003 and 2002, a net loss of $11.3 million, a net gain of $4.2 million and a net gain of $7.1 million, respectively, were recognized in net realized gains and losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

Cash Flow Hedges

For the years ended December 31, 2004, 2003 and 2002, the ineffective portion of cash flow hedges was a net gain of $1.0 million, a net loss of $5.4 million and a net gain of $1.8 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness.

The Company anticipates reclassifying less than $0.5 million in losses out of AOCI over the next 12-month period.

In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less. However, in 2003, the Company did enter into a hedge of a forecasted purchase of shares of a specified mutual fund, where delivery of the shares will occur 30 years in the future. During 2004, 2003 and 2002, the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings due to the probability that a forecasted transaction would not occur.

Other Derivative Instruments, Including Embedded Derivatives

Net realized gains and losses on investments, hedging instruments and hedged items for the years ended December 31, 2004, 2003 and 2002 included a net gain of $8.1 million, a net gain of $11.8 million and a net loss of $2.2 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. For the years ended December 31, 2004, 2003 and 2002, a net loss of $5.9 million and net gains of $4.2 million and $120.4 million, respectively, were recorded in net realized gains and losses on investments, hedging instruments and hedged items reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate MTNs denominated in foreign currencies. Additional net gains of $5.9 million and $0.9 million and a net loss of $119.6 million were recorded in net realized gains and losses on investments, hedging instruments and hedged items to reflect the change in spot rates of these foreign currency denominated obligations during the years ended December 31, 2004, 2003 and 2002, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)                                                                                          2004                 2003
===================================================================================================================================

Interest rate swaps:
   Pay fixed/receive variable rate swaps hedging investments                                        $ 1,891.5            $ 1,954.7
   Pay variable/receive fixed rate swaps hedging investments                                            152.8                188.2
   Pay variable/receive variable rate swaps                                                             145.0                154.0
   Pay variable/receive fixed rate swaps hedging liabilities                                            275.0                500.0
   Pay variable/receive variable rate swaps hedging liabilities                                         280.0                430.0
   Pay fixed/receive variable rate swaps hedging liabilities                                            275.0                    -
   Other contracts hedging investments                                                                   43.9                 10.0
Cross-currency interest rate swaps:
    Hedging foreign currency denominated investments                                                    400.9                580.1
    Hedging foreign currency denominated liabilities                                                  2,028.8              2,643.9
Credit default swaps and other non-hedging instruments                                                  836.0                832.5
Equity option contracts                                                                                 190.9                    -
Futures contracts                                                                                       387.0              2,615.8
-----------------------------------------------------------------------------------------------------------------------------------
       Total                                                                                        $ 6,906.8            $ 9,909.2
===================================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


(7)  INVESTMENTS

The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

                                                                                            GROSS           GROSS
                                                                         AMORTIZED       UNREALIZED      UNREALIZED       ESTIMATED
(in millions)                                                               COST            GAINS          LOSSES        FAIR VALUE
===================================================================================================================================
===================================================================================================================================
December 31, 2004:
Fixed maturity securities:
   U.S. Treasury securities and obligations of U.S.
     Government corporations                                                $ 81.1          $ 13.9           $ 0.1          $ 94.9
   Agencies not backed by the full faith and credit
     of the U. S. Government1                                              1,101.0            81.6             1.0         1,181.6
   Obligations of states and political subdivisions                          246.8             3.1             2.7           247.2
   Debt securities issued by foreign governments                              41.6             2.7             0.1            44.2
   Corporate securities
      Public                                                              10,192.0           448.9            26.4        10,614.5
      Private                                                              6,633.6           342.9            24.1         6,952.4
   Mortgage-backed securities - U.S. Government-backed                     4,628.8            59.5            16.3         4,672.0
   Asset-backed securities                                                 3,783.8            87.7            26.3         3,845.2
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities                                  26,708.7         1,040.3            97.0        27,652.0
Equity securities                                                             37.7            10.5             0.1            48.1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            Total securities available-for-sale                         $ 26,746.4       $ 1,050.8          $ 97.1       $27,700.1
===================================================================================================================================
===================================================================================================================================

December 31, 2003:
Fixed maturity securities:
   U.S. Treasury securities and obligations of U.S.
     Government corporations and agencies                                $ 1,042.5          $ 61.0           $ 1.9       $ 1,101.6
   Obligations of states and political subdivisions                          167.6             1.0             5.2           163.4
   Debt securities issued by foreign governments                              51.8             2.0             0.8            53.0
   Corporate securities
      Public                                                              10,000.0           503.7            26.2        10,477.5
      Private                                                              6,454.2           469.1            25.3         6,898.0
   Mortgage-backed securities - U.S. Government-backed                     3,990.1            73.9            21.8         4,042.2
   Asset-backed securities                                                 4,144.0           129.0            61.9         4,211.1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities                                  25,850.2         1,239.7           143.1        26,946.8
Equity securities                                                             74.0            11.8             0.2            85.6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            Total securities available-for-sale                         $ 25,924.2       $ 1,251.5         $ 143.3      $ 27,032.4
===================================================================================================================================
===================================================================================================================================

---------
1 During the fourth quarter of 2004, the Company began reporting separately amounts for agencies not backed by the full faith and credit of the U.S. Government.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2004. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                 AMORTIZED            ESTIMATED
(in millions)                                                                                      COST              FAIR VALUE
====================================================================================================================================

Fixed maturity securities available-for-sale:
   Due in one year or less                                                                           $ 1,354.4            $ 1,375.3
   Due after one year through five years                                                               7,289.8              7,607.0
   Due after five years through ten years                                                              6,807.0              7,150.5
   Due after ten years                                                                                 2,844.9              3,002.0
------------------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                                              18,296.1             19,134.8
    Mortgage-backed securities - U.S. Government-backed                                                4,628.8              4,672.0
    Asset-backed securities                                                                            3,783.8              3,845.2
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                               $ 26,708.7           $ 27,652.0
====================================================================================================================================

The following table presents the components of unrealized gains on securities available-for-sale, net, as of December 31:

(in millions)                                                                                           2004                2003
==================================================================================================================================

Net unrealized gains, before adjustments and taxes                                                    $ 953.7           $ 1,108.2
Adjustment to DAC                                                                                      (144.6)             (243.7)
Adjustment to future policy benefits and claims                                                        (121.6)             (110.6)
Deferred federal income tax                                                                            (240.6)             (264.2)
----------------------------------------------------------------------------------------------------------------------------------
   Net unrealized gains                                                                               $ 446.9             $ 489.7
==================================================================================================================================

The following table presents an analysis of the net (decrease) increase in net unrealized gains on securities available-for-sale for the years ended December 31:

(in millions)                                                             2004                 2003                2002
===============================================================================================================================

   Fixed maturity securities                                        $             (153.3)  $            61.9               625.5
   Equity securities                                                                (1.2)               12.4               (11.8)

-------------------------------------------------------------------------------------------------------------------------------
     Net change                                                     $             (154.5)  $            74.3               613.7
===============================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The following table summarizes by time the gross unrealized losses on securities available-for-sale in an unrealized loss position as of the dates indicated:

                                                LESS THAN OR EQUAL                  MORE                 TOTAL
                                                    TO ONE YEAR                THAN ONE YEAR
                                          -----------------------------------------------------------------------------------------
                                                              GROSS                        GROSS                         GROSS
                                           ESTIMATED       UNREALIZED    ESTIMATED      UNREALIZED     ESTIMATED       UNREALIZED
(in millions)                              FAIR VALUE        LOSSES      FAIR VALUE       LOSSES      FAIR VALUE         LOSSES
===================================================================================================================================

December 31, 2004:
Fixed maturity securities:
   U.S. Treasury securities and
     obligations of U.S. Government
     corporations                                 $ 5.7           $ 0.1        $ 0.2             $ -         $ 5.9           $ 0.1
   Agencies not backed by the full faith
     and credit of the U.S. Government1           179.9             1.0            -               -         179.9             1.0
   Obligations of states and
     political subdivisions                        68.6             0.5         52.7             2.2         121.3             2.7
   Debt securities issued by foreign
     governments                                      -               -          7.5             0.1           7.5             0.1
   Corporate securities
      Public                                    1,522.3            17.9        291.5             8.5       1,813.8            26.4
      Private                                     994.2            16.3        184.2             7.8       1,178.4            24.1
   Mortgage-backed securities - U.S.                                                                                             -
     Government-backed                          1,271.5            10.5        225.1             5.8       1,496.6            16.3
   Asset-backed securities                        728.0            15.4        229.3            10.9         957.3            26.3
-----------------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities        4,770.2            61.7        990.5            35.3       5,760.7            97.0
Equity securities                                   0.7             0.1            -               -           0.7             0.1
-----------------------------------------------------------------------------------------------------------------------------------
            Total                              $4,770.9          $ 61.8      $ 990.5          $ 35.3      $5,761.4          $ 97.1
===================================================================================================================================
% of gross unrealized losses                                        64%                          36%

December 31, 2003:
Fixed maturity securities:
   U.S. Treasury securities and
    obligations of U.S. Government
     corporations and agencies                  $ 154.4           $ 1.9          $ -             $ -       $ 154.4           $ 1.9
   Obligations of states and
     political subdivisions                       123.4             5.2            -               -         123.4             5.2
   Debt securities issued by foreign
     governments                                   19.9             0.8            -               -          19.9             0.8
   Corporate securities
      Public                                    1,236.7            24.5         31.7             1.7       1,268.4            26.2
      Private                                     832.3            21.4         49.1             3.9         881.4            25.3
   Mortgage-backed securities - U.S.
     Government-backed                            984.9            21.7          5.3             0.1         990.2            21.8
   Asset-backed securities                        787.0            36.2        260.4            25.7       1,047.4            61.9
-----------------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities        4,138.6           111.7        346.5            31.4       4,485.1           143.1
Equity securities                                   6.2             0.1          2.0             0.1           8.2             0.2
-----------------------------------------------------------------------------------------------------------------------------------
            Total                             $ 4,144.8         $ 111.8      $ 348.5          $ 31.5     $ 4,493.3         $ 143.3
===================================================================================================================================
% of gross unrealized losses                                      78.0%                        22.0%


---------
1 During the fourth quarter of 2004, the Company began reporting separately amounts for agencies not backed by the full faith and credit of the U.S. Government.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Proceeds from the sale of securities available-for-sale during 2004, 2003 and 2002 were $2.49 billion, $2.22 billion and $1.53 billion, respectively. During 2004, gross gains of $61.5 million ($104.0 million and $42.0 million in 2003 and 2002, respectively) and gross losses of $8.7 million ($27.6 million and $16.6 million in 2003 and 2002, respectively) were realized on those sales.

The Company had $18.0 million and $27.2 million of real estate investments as of December 31, 2004 and 2003, respectively, that were non-income producing during the preceding twelve months.

Real estate is presented at cost less accumulated depreciation of $20.9 million as of December 31, 2004 ($22.4 million as of December 31, 2003). The carrying value of real estate held for disposal totaled $2.8 million and $10.5 million as of December 31, 2004 and 2003, respectively.

The recorded investment of mortgage loans on real estate considered to be impaired was $30.0 million as of December 31, 2004 ($46.3 million as of December 31, 2003), for which the related valuation allowance was $7.6 million ($3.9 million as of December 31, 2003). Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is estimated to be greater than the recorded investment of the loan. During 2004, the average recorded investment in impaired mortgage loans on real estate was $10.0 million ($15.4 million in 2003). Interest income recognized on those loans, which is recognized when received using the cash basis method of income recognition, totaled $1.6 million in 2004 ($3.3 million in 2003).

The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)                                                          2004                2003               2002
=========================================================================================================================

Allowance, beginning of period                                    $           29.1    $           43.4   $          42.9
Net additions (reductions) charged (credited) to allowance                     4.2               (14.3)              0.5
-------------------------------------------------------------------------------------------------------------------------
   Allowance, end of period                                       $           33.3    $           29.1   $          43.4
=========================================================================================================================


During the third quarter of 2003, the Company refined its analysis of the overall performance of the mortgage loan portfolio and related allowance for mortgage loan losses. This analysis included an evaluation of the current composition of the portfolio, historical losses by property type, current economic conditions and probable losses inherent in the loan portfolio as of the balance sheet date, but not yet identified by specific loan. As a result of the analysis, the total valuation allowance was reduced by $12.1 million.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The following table summarizes net realized losses on investments, hedging instruments and hedged items from continuing operations by source for the years ended December 31:

(in millions)                                                                       2004               2003              2002
===================================================================================================================================
===================================================================================================================================

Realized gains on sales, net of hedging losses:
   Fixed maturity securities available-for-sale                                         $ 57.5            $ 98.5            $ 42.0
   Hedging losses on fixed maturity sales                                                (15.2)            (42.4)            (36.2)
   Equity securities available-for-sale                                                    4.0               5.5                 -
   Real estate                                                                             3.7               4.2              14.0
   Mortgage loans on real estate                                                          10.7               3.0               3.2
   Mortgage loan hedging losses                                                           (4.0)             (2.4)             (1.2)
   Other                                                                                   8.3                 -               0.1
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Total realized gains on sales                                                       65.0              66.4              21.9
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Realized losses on sales, net of hedging gains:
   Fixed maturity securities available-for-sale                                           (7.8)            (27.2)            (15.7)
   Hedging gains on fixed maturity sales                                                   3.7               9.2              10.7
   Equity securities available-for-sale                                                   (0.9)             (0.4)             (0.9)
   Real estate                                                                            (1.2)             (0.3)             (3.0)
   Mortgage loans on real estate                                                          (6.8)             (5.0)             (3.3)
   Mortgage loan hedging gains                                                             2.2               0.5               0.9
   Other                                                                                  (1.9)             (2.0)             (1.0)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Total realized losses on sales                                                     (12.7)            (25.2)            (12.3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Other-than-temporary and other investment impairments:

   Fixed maturity securities available-for-sale                                          (79.7)           (159.4)           (111.6)
   Equity securities available-for-sale                                                   (0.6)             (8.0)                -
   Real estate                                                                            (3.2)             (0.8)             (2.4)
   Mortgage loans on real estate, including valuation allowance adjustment                (7.1)             11.7              (6.3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Total other-than-temporary and other investment impairments                        (90.6)           (156.5)           (120.3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Credit default swaps                                                                       0.3              13.3              (6.4)
Periodic net coupon settlements on non-qualifying derivatives                              6.6              15.6               8.9
Other derivatives                                                                         (5.0)              1.2               9.5
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Total unrelated parties                                                            (36.4)            (85.2)            (98.7)
Gain on sale of limited partnership - related parties                                        -                 -              23.2
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         Net realized losses on investments, hedging
           instruments and hedged items                                                $ (36.4)          $ (85.2)          $ (75.5)
===================================================================================================================================
===================================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes net investment income from continuing operations by investment type for the years ended December 31:

(in millions)                                                                              2004           2003            2002
===================================================================================================================================

Securities available-for-sale:
   Fixed maturity securities                                                               $1,461.9      $ 1,453.1       $ 1,332.5
   Equity securities                                                                            1.2            1.4             1.9
Mortgage loans on real estate                                                                 577.4          579.7           563.8
Real estate                                                                                    17.9           21.7            26.8
Short-term investments                                                                          8.9            9.3            12.6
Derivatives                                                                                   (94.3)        (107.2)          (85.2)
Other                                                                                          78.4           64.8            31.0
-----------------------------------------------------------------------------------------------------------------------------------
      Gross investment income                                                               2,051.4        2,022.8         1,883.4
Less investment expenses                                                                       50.9           49.7            50.5
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                                $2,000.5      $ 1,973.1       $ 1,832.9
===================================================================================================================================

Fixed maturity securities with an amortized cost of $52.3 million and $7.8 million as of December 31, 2004 and 2003, respectively, were on deposit with various regulatory agencies as required by law.

As of December 31, 2004 and 2003, the Company had pledged fixed maturity securities with a fair value of $51.4 million and $101.2 million, respectively, as collateral to various derivative counterparties.

As of December 31, 2004 and 2003, the Company had received $874.2 million and $976.6 million, respectively, of cash collateral on securities lending and $415.7 million and $544.5 million, respectively, of cash for derivative collateral. As of December 31, 2004, the Company had received $191.8 million of non-cash collateral on securities lending. Both the cash and non-cash collateral amounts are included in short-term investments with a corresponding liability recorded in other liabilities. As of December 31, 2004 and 2003, the Company had loaned securities with a fair value of $1.04 billion and $958.1 million, respectively. The Company also held $222.5 million and $163.0 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2004 and 2003, respectively.

(8)  DEFERRED POLICY ACQUISITION COSTS

As part of the regular quarterly analysis of DAC, at the end of the third quarter of 2002, the Company determined that using actual experience to date and assumptions consistent with those used in the second quarter of 2002, its individual variable annuity DAC balance would be outside a pre-set parameter of acceptable results. The Company also determined that it was not reasonably possible that the DAC would return to an amount within the acceptable parameter within a prescribed period of time. Accordingly, the Company unlocked its DAC assumptions for individual variable annuities and reduced the DAC asset to the amount calculated using the revised assumptions. Because the Company unlocked the net separate account growth rate assumption for individual variable annuities for the three-year reversion period, the Company unlocked that assumption for all investment products and variable universal life insurance products to be consistent across product lines.

Therefore, in 2002, the Company recorded an acceleration of DAC amortization totaling $347.1 million, before tax, or $225.6 million, net of $121.5 million of tax benefit, which has been reported in the following segments in the amounts indicated, net of tax: Individual Investments - $213.4 million, Retirement Plans
- $7.8 million and Individual Protection - $4.4 million. The acceleration of DAC amortization was the result of unlocking certain assumptions underlying the calculation of DAC for investment products and variable universal life insurance products. The most significant assumption changes were the resetting of the Company's anchor date for reversion to the mean calculations to September 30, 2002, resetting the assumption for annual net separate account growth to 8% during the three-year reversion period for all investment products and variable life insurance products, and increasing the future lapses and costs related to GMDB on individual variable annuity contracts. These adjustments were primarily driven by the sustained downturn in the equity markets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(9)  VARIABLE ANNUITY CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contract holders. There are three primary guarantee types that are provided under non-traditional variable annuity contracts: (1) GMDB; (2) GMAB; and (3) GMIB.

The GMDB provides a specified minimum return upon death. Many, but not all, of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor's death. The Company offers six primary GMDB types:

     o RETURN OF PREMIUM - provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as "net premiums." There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

     o RESET - provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

     o RATCHET - provides the greater of a return of premium death benefit or the highest specified "anniversary" account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary - evaluated monthly; annual - evaluated annually; and five-year - evaluated every fifth year.

     o ROLLUP - provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

     o COMBO - provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

     o EARNINGS ENHANCEMENT - provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMAB is a living benefit that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time (5, 7 or 10 years) selected by the contract holder at the issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value. The GMIB types are:

     o RATCHET - provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

     o ROLLUP - provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

     o COMBO - provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of the dates indicated:


                                         DECEMBER 31, 2004                             December 31, 2003
                                         --------------------------------------------  -------------------------------------------
                                         --------------------------------------------  -------------------------------------------
                                            ACCOUNT      NET AMOUNT     WTD. AVG.         Account      Net amount     Wtd. avg.
(in millions)                                VALUE        AT RISK1     ATTAINED AGE        value        at risk1    attained age
==================================================================================================================================
==================================================================================================================================

GMDB:
   Return of premium                          $ 9,675.4        $ 54.1             59       $ 9,700.4        $ 199.8            56
   Reset                                       17,315.9         153.2             62        17,021.2          569.4            61
   Ratchet                                      9,621.0          42.3             64         7,793.4          140.9            63
   Rollup                                         638.6           9.7             68           647.7           22.2            68
   Combo                                        2,519.9          19.2             67         2,128.7           39.6            67
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     Subtotal                                  39,770.8         278.5             62        37,291.4          971.9            61
   Earnings enhancement                           310.1          18.0             60           314.1           10.9            59
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     Total - GMDB                             $40,080.9       $ 296.5             62      $ 37,605.5        $ 982.8            61
==================================================================================================================================
==================================================================================================================================

GMAB:
  5 Year                                        $ 460.6         $ 0.1            N/A          $ 79.9          $ 0.1           N/A
  7 Year                                          568.4             -            N/A           125.5            0.4           N/A
  10 Year                                         304.0             -            N/A            43.4            0.1           N/A
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     Total - GMAB                             $ 1,333.0         $ 0.1            N/A         $ 248.8          $ 0.6           N/A
==================================================================================================================================
==================================================================================================================================

GMIB2:
  Ratchet                                       $ 437.7           $ -            N/A         $ 416.6            $ -           N/A
  Rollup                                        1,188.2             -            N/A         1,131.9              -           N/A
  Combo                                             1.0             -            N/A             1.1              -           N/A
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
      Total - GMIB                            $ 1,626.9           $ -            N/A       $ 1,549.6            $ -           N/A
==================================================================================================================================
==================================================================================================================================

----------

1 Net amount at risk is calculated on a seriatum basis and represents the greater of the respective guaranteed benefit less the account value and zero. As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2005.

2 The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no net GMIB exposure.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The following table is a rollforward of the liabilities for guarantees on variable annuity contracts reflected in the Company's general account for the years indicated:

(in millions)                                                     GMDB             GMAB            GMIB             TOTAL
==============================================================================================================================

Balance as of December 31, 2002                                      $ 13.7              $ -             $ -           $ 13.7
Expense provision                                                      30.0                -               -             30.0
Net claims paid                                                       (21.9)               -               -            (21.9)
Value of new business sold                                                -              4.7               -              4.7
   Change in fair value                                                   -             (0.4)              -             (0.4)
------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2003                                        21.8              4.3               -             26.1
Expense provision                                                      25.0                -             0.8             25.8
Net claims paid                                                       (23.2)               -               -            (23.2)
Value of new business sold                                                -             24.7               -             24.7
Change in fair value                                                      -             (8.4)              -             (8.4)
------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2004                                      $ 23.6           $ 20.6           $ 0.8           $ 45.0
==============================================================================================================================


The following table summarizes account balances of contracts with guarantees that were invested in separate accounts as of the dates indicated:

                                                                                                      DECEMBER 31,    December 31,
(in millions)                                                                                             2004            2003
====================================================================================================================================

Mutual funds:
   Bond                                                                                                   $ 4,136.8       $ 4,370.7
   Domestic equity                                                                                         27,402.4        24,612.9
   International equity                                                                                     1,831.3         1,508.4
------------------------------------------------------------------------------------------------------------------------------------
      Total mutual funds                                                                                   33,370.5        30,492.0
Money market funds                                                                                          1,313.6         1,620.3
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                              $ 34,684.1      $ 32,112.3
====================================================================================================================================

The Company's GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2004 and December 31, 2003 (except where noted otherwise):

o Data used was based on a combination of historical numbers and future projections involving 50 and 250 stochastically generated economic scenarios as of December 31, 2004 and 2003, respectively

o    Mean gross equity performance - 8.1%

o    Equity volatility - 18.7%

o    Mortality - 100% of Annuity 2000 table

o    Asset fees - equivalent to mutual fund and product loads

o    Discount rate - 8.0%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Lapse rate assumptions vary by duration as shown below:

DURATION (YEARS)                  1         2         3         4         5         6         7         8         9         10+
-----------------------------------------------------------------------------------------------------------------------------------

Minimum                           4.50%     5.50%     6.50%     8.50%    10.50%    10.50%    10.50%    17.50%     17.50%    17.50%
MAXIMUM                           4.50%     8.50%    11.50%    17.50%    22.50%    22.50%    22.50%    22.50%     22.50%    19.50%


GMABs are considered embedded derivatives under SFAS 133, as amended, resulting in the related liabilities being separated from the host insurance product and recognized at fair value, with changes in fair value reported in earnings, and therefore, excluded from the SOP 03-1 policy benefits.

GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes utilization ranges from a low of 3% when the contract holder's annuitization value is 10% in the money to 100% utilization when the contract holder is 90% in the money.

(10) SHORT-TERM DEBT

The following table summarizes short-term debt as of December 31:

(in millions)                                                                                      2004                2003
===================================================================================================================================

$800.0 million commercial paper program                                                                $ 134.7             $ 199.8
$350.0 million securities lending program facility                                                        47.7                   -
$250.0 million securities lending program facility                                                        32.6                   -
-----------------------------------------------------------------------------------------------------------------------------------
Total short-term debt                                                                                  $ 215.0             $ 199.8
===================================================================================================================================



The Company has available as a source of funds a $1.00 billion revolving credit facility entered into by NFS, NLIC and Nationwide Mutual Insurance Company
(NMIC) with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company maintain consolidated tangible net worth, as defined, in excess of $2.29 billion and NLIC maintain statutory surplus in excess of $1.56 billion. The Company had no amounts outstanding under this agreement as of December 31, 2004. NLIC also has an $800.0 million commercial paper program under which borrowings are unsecured and are issued for terms of 270 days or less. NLIC is required to maintain an available credit facility equal to 50% of any amounts outstanding under the commercial paper program. Therefore, borrowing capacity under the aggregate $1.00 billion revolving credit facility is reduced by 50% of any amounts outstanding under the commercial paper program. NLIC had $134.7 million and $199.8 million in commercial paper outstanding as of December 31, 2004 and 2003, respectively, at a weighted average effective interest rate of 2.14% in 2004 and 1.07% in 2003.

NLIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility, which is contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. These loans are collateral for the facility. The maximum amount available under the agreement is $350.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. NLIC had $47.7 million outstanding under this agreement as of December 31, 2004.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

In addition to the agreement described above, NMIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility, which is contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. These loans are collateral for the facility. Because NLIC has a variable interest in the profits from the securitization of these loans, NLIC consolidates the assets and liabilities associated with these loans and the corresponding borrowings in accordance with FIN 46R. The maximum amount available under the agreement is $250.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. NMIC had $32.6 million outstanding under this agreement as of December 31, 2004.

The Company paid interest on short-term debt totaling $3.6 million, $1.3 million and $0.7 million in 2004, 2003 and 2002, respectively, including less than $0.1 million, $0.1 million and $0.5 million to NFS in 2004, 2003 and 2002, respectively.

(11) LONG-TERM DEBT

The following table summarizes surplus notes payable to NFS as of December 31:

(in millions)                                                                                      2004                 2003
====================================================================================================================================

8.15% surplus note, due June 27, 2032                                                                  $ 300.0              $ 300.0
7.50% surplus note, due December 17, 2031                                                                300.0                300.0
6.75% surplus note, due December 23, 2033                                                                100.0                100.0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Total long-term debt                                                                                $ 700.0              $ 700.0
====================================================================================================================================

The Company made interest payments to NFS on surplus notes totaling $50.7 million in 2004, $47.1 million in 2003 and $30.1 million in 2002. Payments of interest and principal under the notes require the prior approval of the ODI.

(12) FEDERAL INCOME TAX

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation's ownership in NFS decreased from 79.8% to 63.0%. Therefore, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which provided, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

Under Internal Revenue Code (IRC) regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS' departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and NLAIC will file a consolidated federal income tax return; and the direct non-life insurance companies under NLIC will file separate federal income tax returns, until 2008, when NFS becomes eligible to file a single life/non-life consolidated federal income tax return with all of its subsidiaries.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31:

(in millions)                                                                                2004                 2003
==============================================================================================================================

DEFERRED TAX ASSETS:
   Future policy benefits                                                                        $ 715.5              $ 594.8
   Derivatives                                                                                         -                 11.7
   Other                                                                                           117.0                104.4
------------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax assets                                                                    832.5                710.9
   Less valuation allowance                                                                         (7.0)                (7.0)
------------------------------------------------------------------------------------------------------------------------------
      Deferred tax assets, net of valuation allowance                                              825.5                703.9
------------------------------------------------------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
   Fixed maturity securities                                                                       318.2                390.0
   Equity securities and other investments                                                          20.9                 42.7
   Deferred policy acquisition costs                                                               908.1                840.8
   Derivatives                                                                                      31.2                    -
   Other                                                                                           101.9                 88.1
------------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax liabilities                                                             1,380.3              1,361.6
---------------------------------------------------------------------------------------------------------  -------------------
         Net deferred tax liability                                                              $ 554.8              $ 657.7
==============================================================================================================================

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged during 2004, 2003 and 2002.

The Company's current federal income tax liability was $145.3 million and $106.3 million as of December 31, 2004 and 2003, respectively.

The following table summarizes federal income tax expense attributable to income from continuing operations before the cumulative effect of adoption of accounting principles for the years ended December 31:

(in millions)                                                          2004                2003               2002
=========================================================================================================================

Current                                                                   $ 181.5             $ 106.7             $ 63.7
Deferred                                                                    (61.5)              (10.5)             (55.0)
-------------------------------------------------------------------------------------------------------------------------
Federal income tax expense                                                $ 120.0              $ 96.2              $ 8.7
=========================================================================================================================


The customary relationship between federal income tax expense and pre-tax income from continuing operations before the cumulative effect of adoption of accounting principles did not exist in 2002. This was because of the impact of the $121.5 million tax benefit associated with the $347.1 million of accelerated DAC amortization reported in 2002 (see Note 8), which was calculated at the U.S. federal corporate income tax rate of 35%.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


Total federal income tax expense for the years ended December 31, 2004, 2003 and 2002 differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income tax expense and the cumulative effect of adoption of accounting principles as follows:

                                                               2004                     2003                     2002
                                                           -----------------------  -----------------------  -----------------------
                                                           -----------------------  -----------------------  -----------------------
(in millions)                                                 AMOUNT         %         Amount         %         Amount         %
====================================================================================================================================
====================================================================================================================================

Computed (expected) tax expense                                  $ 187.2     35.0         $ 152.0     35.0          $ 59.3     35.0
Tax exempt interest and dividends                                  (47.2)    (8.8)          (45.7)   (10.5)          (38.9)   (22.9)
  received deduction
Income tax credits                                                  (9.7)    (1.8)          (10.8)    (2.5)          (12.7)    (7.5)
Release of Phase III tax liability                                  (5.1)    (1.0)              -        -               -        -
Other, net                                                          (5.2)    (1.0)            0.7      0.1             1.0      0.5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total                                                            $ 120.0     22.4          $ 96.2     22.1           $ 8.7      5.1
====================================================================================================================================
====================================================================================================================================

The Jobs Creation Act of 2004 suspends policyholder surplus accounts (PSA) during 2005 and 2006 and provides that direct and indirect distributions from the PSA during any taxable year beginning after 2004 and before 2007 be treated as zero. Because NLIC has the ability and intent to distribute this PSA balance to its shareholder during the noted period, the potential tax liability was eliminated as of December 31, 2004 (see "Release of Phase III tax liability" above). The Jobs Creation Act of 2004 had no other significant impact on the Company's tax position.

Total federal income tax paid was $142.3 million, $176.2 million and $71.0 million during the years ended December 31, 2004, 2003 and 2002, respectively. The 2002 amount includes $56.0 million for previously deferred intercompany gains for tax purposes that became due when NFS no longer qualified for inclusion in the NMIC consolidated federal income tax return.

(13) SHAREHOLDERS' EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceeded the minimum risk-based capital requirements for all periods presented herein.

The statutory capital and surplus of NLIC as of December 31, 2004 and 2003 was $2.39 billion and $2.23 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2004, 2003 and 2002 was $317.7 million, $444.4 million and $92.5 million, respectively.

The Company is limited in the amount of shareholder dividends it may pay without prior approval by the ODI. As of January 1, 2005, based on statutory financial results as of and for the year ended December 31, 2004, NLIC could pay dividends totaling $192.7 million without obtaining prior approval. On March 1, 2005, NLIC paid a $25.0 million dividend to NFS.

In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(14) COMPREHENSIVE INCOME

Comprehensive income includes net income and certain items that are reported directly within separate components of shareholder's equity that bypass net income (other comprehensive income or loss). The following table summarizes the Company's other comprehensive (loss) income, before and after federal income tax benefit (expense), for the years ended December 31:

(in millions)                                                                     2004                2003               2002
====================================================================================================================================

Net unrealized (losses) gains on securities available-for-sale arising during the period:
   Gross unrealized (losses) gains                                                  $ (182.0)            $ (16.7)           $ 527.5
   Adjustment to deferred policy acquisition costs                                      99.1                56.9             (205.7)
   Adjustment to future policy benefits and claims                                     (11.0)               22.6             (133.2)
   Related federal income tax benefit (expense)                                         33.3               (22.4)             (66.0)
------------------------------------------------------------------------------------------------------------------------------------
      Net unrealized (losses) gains                                                    (60.6)               40.4              122.6
------------------------------------------------------------------------------------------------------------------------------------

Reclassification adjustment for net realized losses on securities available-for-sale realized during the period:
   Gross unrealized losses                                                              27.5                91.0               86.2
   Related federal income tax benefit                                                   (9.6)              (31.8)             (30.2)
------------------------------------------------------------------------------------------------------------------------------------
      Net reclassification adjustment                                                   17.9                59.2               56.0
------------------------------------------------------------------------------------------------------------------------------------

      Other comprehensive (loss) income on securities available-for-                   (42.7)               99.6              178.6
        sale
------------------------------------------------------------------------------------------------------------------------------------

Accumulated net holding (losses) gains on cash flow hedges:
   Gross unrealized holding (losses) gains                                             (47.4)              (40.9)              16.9
   Related federal income tax benefit (expense)                                         16.6                14.3               (5.9)
------------------------------------------------------------------------------------------------------------------------------------
      Other comprehensive (loss) income on cash flow hedges                            (30.8)              (26.6)              11.0
------------------------------------------------------------------------------------------------------------------------------------

      Total other comprehensive (loss) income                                        $ (73.5)             $ 73.0            $ 189.6
====================================================================================================================================

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2004, 2003 and 2002, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


(15) PENSION PLAN, POSTRETIREMENT BENEFITS OTHER THAN PENSIONS AND RETIREMENT SAVINGS PLAN

The Company, together with other affiliated companies, sponsors pension plans covering all employees of participating companies who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract issued by NLIC. All participants are eligible for benefits based on an account balance feature. Most participants are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if it is of greater value than the account balance feature. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

Pension costs charged to operations by the Company during the years ended December 31, 2004, 2003 and 2002 were $13.7 million, $13.2 million and $10.0 million, respectively. The Company recorded prepaid pension assets of $14.6 million and $7.7 million as of December 31, 2004 and 2003, respectively.

In addition to the defined benefit pension plan, the Company, together with certain other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally are available to full-time employees, hired prior to June 1, 2000, who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, by no more than 3% through 2006, at which time the cap will be frozen. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

The Company's accrued postretirement benefit expense as of December 31, 2004 and 2003 was $49.3 million and $50.5 million, respectively. The net periodic benefit cost for the Company's postretirement benefit plan as a whole was $1.1 million, $1.1 million and $3.5 million for 2004, 2003 and 2002, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following tables summarizes information regarding the funded status of the Company's pension plan as a whole and the postretirement benefit plan as a whole, both of which are U.S. plans, as of the years ended December 31:

                                                                             PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                                       -----------------------------  ------------------------------
                                                                       -----------------------------  ------------------------------
(in millions)                                                              2004            2003           2004            2003
====================================================================================================================================

CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year                                    $ 2,457.0      $ 2,236.2        $ 306.8          $ 269.7
Service cost                                                                   121.8          104.0            9.2              9.9
Interest cost                                                                  134.0          131.7           17.5             19.5
Participant contributions                                                          -              -            4.1              4.2
Plan amendment                                                                     -            1.6          (13.3)               -
Actuarial loss (gain)                                                          125.7           85.1          (10.1)            (2.8)
Benefits paid                                                                 (105.4)        (101.6)         (22.3)           (20.4)
Impact of plan merger                                                              -              -              -             26.7
------------------------------------------------------------------------------------------------------------------------------------
Benefit obligation at end of year                                            2,733.1        2,457.0          291.9            306.8
------------------------------------------------------------------------------------------------------------------------------------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year                               2,242.4        1,965.0          127.5            106.9
Actual return on plan assets                                                   187.3          265.4            6.2             16.5
Employer contributions1                                                        130.0          113.6           20.1             20.3
Participant contributions                                                          -              -            4.1              4.2
Benefits paid1                                                                (105.4)        (101.6)         (22.3)           (20.4)
------------------------------------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of year                                     2,454.3        2,242.4          135.6            127.5
------------------------------------------------------------------------------------------------------------------------------------

Funded status                                                                 (278.8)        (214.6)        (156.3)          (179.3)
Unrecognized prior service cost                                                 25.8           30.3         (103.0)          (103.3)
Unrecognized net loss                                                          298.2          192.1           48.0             56.9
Unrecognized net asset at transition                                            (1.2)          (2.5)             -                -
------------------------------------------------------------------------------------------------------------------------------------
Prepaid (accrued) benefit cost, net                                           $ 44.0          $ 5.3       $ (211.3)        $ (225.7)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Accumulated benefit obligation                                             $ 2,271.6      $ 2,020.2            N/A              N/A
====================================================================================================================================

1 Employer contributions and benefits paid include only those amounts contributed directly to or paid directly from plan assets.

As a result of the 2004 postretirement health plan change, the effect of a 1% increase or decrease in the assumed health care cost trend rate on the accumulated postretirement benefit obligation (APBO) as a whole as of December 31, 2004 is $1.7 million. There is no effect on the service and interest cost for the year because health care cost trend had no material effect on plan liabilities or expense prior to the plan change at the end of 2004. Prior to 2004, the postretirement health plan costs approximated the employer dollar caps, and the health care cost trend had an immaterial effect on plan obligations and expense for the postretirement benefit plan as a whole. For this reason, the effect of a 1% increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2003 and on the net periodic benefit cost for the year ended December 31, 2003 was not calculated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

Effective January 1, 2003, the pension plan was amended to improve benefits for certain participants, resulting in an increase in the projected benefit of $1.6 million. Two significant plan changes were enacted to the postretirement benefit plans as of December 31, 2002. The postretirement medical plan was revised to reflect the current expectation that there will be no further increases in the benefit cap after 2006. Prior to 2007, it is assumed that benefit caps will increase by 3% per year, at which time the cap will be frozen. The postretirement death benefit plan was revised to reflect that all employer subsidies will be phased out beginning in 2007. The 2007 subsidy is assumed to be 2/3 of the current subsidy, and the 2008 subsidy is assumed to be 1/3 of the current amount. There is no employer subsidized benefit assumed after 2008.

The plan sponsor and all participating employers, including the Company, expect to contribute $125.0 million to the pension plan and $18.0 million to the postretirement benefit plan in 2005.

The following table summarizes benefits expected to be paid in each of the next five fiscal years and in the aggregate for the five fiscal years thereafter:

                                                                                           PENSION           POSTRETIREMENT
(in millions)                                                                              BENEFITS             BENEFITS
------------------------------------------------------------------------------------------------------------------------------

2005                                                                                             $ 110.2               $ 23.7
2006                                                                                               112.0                 20.6
2007                                                                                               114.4                 20.1
2008                                                                                               117.6                 19.6
2009                                                                                               125.1                 19.1
2010-2014                                                                                          761.5                107.7
------------------------------------------------------------------------------------------------------------------------------

The following table summarizes the weighted average assumptions used to calculate the benefit obligations and funded status of the Company's pension plan as a whole and the postretirement benefit plan as a whole as of the December 31 measurement date for all plans:

                                                                             PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                                        ----------------------------  -----------------------------
                                                                        ----------------------------  -----------------------------
                                                                            2004           2003           2004           2003
===================================================================================================================================
===================================================================================================================================

Discount rate                                                                  5.00%          5.50%          5.70%           6.10%
Rate of increase in future compensation levels                                 3.50%          4.00%              -               -
Assumed health care cost trend rate:
Initial rate                                                                       -              -           10%1         11.00%1
Ultimate rate                                                                      -              -          5.2%1          5.20%1
Declining period                                                                   -              -       10 YEARS        11 Years
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

------------

1 The 2004 initial rate was 11.0% for participants over age 65, with an ultimate rate of 5.7%, and the 2003 initial rate was 12.0% for participants over age 65, with an ultimate rate of 5.6%.

The pension plan employs a total return investment approach using a mix of equities and fixed income investments to maximize the long-term return on plan assets in exchange for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. Plan language requires investment in a group annuity contract backed by fixed investments with an interest rate guarantee to match liabilities for specific classes of retirees. On a periodic basis, the portfolio is analyzed to establish the optimal mix of assets given current market conditions given the risk tolerance. In the most recent study, asset sub-classes were considered in debt securities (diversified U.S. investment grade bonds, diversified high-yield U.S. securities, international fixed income, emerging markets and commercial mortgage loans) and equity investments (domestic equities, private equities, international equities, emerging market equities and real estate investments). Each asset sub-class chosen contains a diversified blend of securities from that sub-class. Investment mix is measured and monitored continually through regular investment reviews, annual liability measurements and periodic asset/liability studies.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes the asset allocation for the Company's pension plan as a whole at the end of 2004 and 2003 and the target allocation for 2005, by asset category:

                                                                                 TARGET
                                                                         ALLOCATION PERCENTAGE       PERCENTAGE OF PLAN ASSETS
                                                                                                              AT END OF
                                                                        -------------------------  -------------------------------
                                                                        -------------------------  -------------------------------
Asset Category                                                                    2005                  2004            2003
==================================================================================================================================
==================================================================================================================================

Equity securities                                                               40 - 65%                      48%             45%
Debt securities                                                                 25 - 50%                      52%             55%
Real estate                                                                      0 - 10%                        -               -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           -                         100%            100%
==================================================================================================================================
==================================================================================================================================

The postretirement benefit plan employs a total return investment approach using a mix of equities and fixed income investments to maximize the long-term return on plan assets in exchange for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. Plan investments for retiree life insurance benefits generally include a retiree life insurance contract issued by NLIC. For retiree medical liabilities, plan investments include both a group annuity contract issued by NLIC backed by fixed investments with an interest rate guarantee and a separate account invested in diversified U.S. equities. Investment mix is measured and monitored continually through regular investment reviews, annual liability measurements and periodic asset/liability studies.

The following table summarizes the asset allocation for the Company's postretirement benefit plan as a whole at the end of 2004 and 2003 and the target allocation for 2005, by asset category:

                                                                               TARGET
                                                                       ALLOCATION PERCENTAGE         PERCENTAGE OF PLAN ASSETS
                                                                                                              AT END OF
                                                                     ---------------------------  ---------------------------------
                                                                     ---------------------------  ---------------------------------
Asset Category                                                                  2005                   2004              2003
===================================================================================================================================
===================================================================================================================================

Equity securities                                                             50 - 80%                        60%              59%
Debt securities                                                               20 - 50%                        35%              35%
Other                                                                          0 - 10%                         5%               6%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                         -                           100%             100%
===================================================================================================================================
===================================================================================================================================

The following table summarizes the components of net periodic benefit cost for the Company's pension plan as a whole for the years ended December 31:

(in millions)                                                                               2004           2003           2002
===================================================================================================================================

Service cost                                                                                 $ 121.8        $ 104.0        $ 103.3
Interest cost                                                                                  134.0          131.7          135.6
Expected return on plan assets                                                                (167.7)        (156.7)        (178.6)
Recognized net actuarial loss                                                                      -            0.1              -
Amortization of prior service cost                                                               4.5            4.5            4.4
Amortization of unrecognized transition asset                                                   (1.3)          (1.3)          (1.3)
-----------------------------------------------------------------------------------------------------------------------------------
   Net periodic benefit cost                                                                  $ 91.3         $ 82.3         $ 63.4
===================================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes the weighted average assumptions used to calculate the Company's net periodic pension cost, set at the beginning of each year, for the pension plan as a whole:

                                                                                            2004           2003           2002
===================================================================================================================================

Discount rate                                                                              5.50%          6.00%          6.50%
Rate of increase in future compensation levels                                             4.00%          4.50%          4.75%
Expected long-term rate of return on plan assets                                           7.25%          7.75%          8.25%
-----------------------------------------------------------------------------------------------------------------------------------


The Company employs a prospective building block approach in determining the expected long-term rate of return on plan assets. This process is integrated with the determination of other economic assumptions such as discount rate and salary scale. Historical markets are studied, and long-term historical relationships between equities and fixed income investments are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run, called a risk premium. Historical risk premiums are used to develop expected real rates of return for each asset sub-class. The expected real rates of return, reduced for investment expenses, are applied to the target allocation of each asset sub-class to produce an expected real rate of return for the target portfolio. This expected real rate of return will vary by plan and will change when the plan's target investment portfolio changes. Current market factors such as inflation and interest rates are incorporated into the process. For a given measurement date, the discount rate is set by reference to the yield on high-quality corporate bonds to approximate the rate at which plan benefits could effectively be settled. The historical real rate of return is subtracted from these bonds to generate an assumed inflation rate. The expected long-term rate of return on plan assets is the assumed inflation rate plus the expected real rate of return. This process effectively sets the expected return for the plan's portfolio at the yield for the reference bond portfolio, adjusted for expected risk premiums of the target asset portfolio. Given the prospective nature of this calculation, short-term fluctuations in the market do not impact the expected risk premiums. However, as the yield for the reference bond fluctuates, the assumed inflation rate and the expected long-term rate are adjusted in tandem.

The following table summarizes the components of net periodic benefit cost for the Company's postretirement benefit plan as a whole for the years ended December 31:

(in millions)                                                                         2004           2003           2002
=============================================================================================================================

Service cost                                                                             $ 9.2          $ 9.9         $ 13.2
Interest cost                                                                             17.5           19.5           22.5
Expected return on plan assets                                                            (8.9)          (8.0)          (9.2)
Recognized net actuarial loss                                                                -              -            0.6
Net amortization and deferral                                                            (12.1)          (9.9)          (0.5)
-----------------------------------------------------------------------------------------------------------------------------
   Net periodic benefit cost                                                             $ 5.7         $ 11.5         $ 26.6
=============================================================================================================================

The following table summarizes the weighted average assumptions used to calculate the Company's net periodic benefit cost, set at the beginning of each year, for the postretirement benefit plan as a whole:

                                                                                      2004           2003           2002
=============================================================================================================================

Discount rate                                                                            6.10%          6.60%          7.25%
Expected long-term rate of return on plan assets                                         7.00%          7.50%          7.75%
Assumed health care cost trend rate:
   Initial rate                                                                           11%1         11.3%1         11.00%
   Ultimate rate                                                                         5.2%1          5.7%1          5.50%
   Declining period                                                                   11 YEARS       11 Years        4 Years
-----------------------------------------------------------------------------------------------------------------------------

----------

1 The 2004 initial rate was 11.0% for participants over 65, with an ultimate rate of 5.7%, and the 2003 initial rate was 12.0% for participants over age 65, with an ultimate rate of 5.6%.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The Company, together with other affiliated companies, sponsors defined contribution retirement savings plans covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company's expense for contributions to these plans totaled $5.8 million, $5.5 million and $5.7 million for 2004, 2003 and 2002, respectively, including $0.5 million related to discontinued operations for 2002.

(16) RELATED PARTY TRANSACTIONS

The Company has entered into significant, recurring transactions and agreements with NMIC and other affiliates as a part of its ongoing operations. The nature of the transactions and agreements include annuity and life insurance contracts, reinsurance agreements, cost sharing agreements, administration services agreements, marketing agreements, office space leases, intercompany repurchase agreements and cash management services agreements. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies and that are within industry guidelines and practices. In addition, Nationwide Services Company, LLC
(NSC), a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2004, 2003 and 2002, the Company made payments to NMIC and NSC totaling $194.6 million, $170.4 million and $135.6 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $5.75 billion and $5.22 billion as of December 31, 2004 and 2003, respectively. Total revenues from these contracts were $136.5 million, $138.9 million and $143.3 million for the years ended December 31, 2004, 2003 and 2002, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $107.9 million, $111.8 million and $114.8 million for the years ended December 31, 2004, 2003 and 2002, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.

Funds of Gartmore Global Investments, Inc. (GGI), an affiliate, are offered to the Company's customers as investment options in certain of the Company's products. As of December 31, 2004 and 2003, customer allocations to GGI funds totaled $14.06 billion and $12.80 billion, respectively. For the years ended December 31, 2004 and 2003, GGI paid the Company $44.5 million and $38.6 million, respectively, for the distribution and servicing of these funds.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC's accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2004, 2003 and 2002 were $335.6 million, $286.7 million and $325.0 million, respectively, while benefits, claims and expenses ceded were $336.0 million, $247.5 million and $328.4 million, respectively.

Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $23.2 million, $24.8 million and $24.9 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2004, 2003 and 2002, the Company made lease payments to NMIC and its subsidiaries of $18.4 million, $17.5 million and $20.2 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus interest. As of December 31, 2004 and 2003, the Company had no borrowings from affiliated entities under such agreements. During 2004, 2003 and 2002, the most the Company had outstanding at any given time was $227.7 million, $126.0 million and $224.9 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements were immaterial. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $498.4 million and $688.7 million as of December 31, 2004 and 2003, respectively, and are included in short-term investments on the consolidated balance sheets. For each of the years in the three-year period ending December 31, 2004, the Company paid NCMC fees and totaling less than $0.1 million under this agreement.

The Company purchased fixed maturity securities available-for-sale from NFN totaling $829.9 million during the year ended December 31, 2004. NFN recorded gross realized gains of $23.4 million on these transactions.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2004, 2003 and 2002 were $63.1 million, $62.0 million and $50.3 million, respectively.

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 12. Beginning October 1, 2002, NLIC files a consolidated federal income tax return with NLAIC. Total payments to NMIC were $37.4 million, $2.4 million and $71.0 million in the years ended December 31, 2004, 2003 and 2002, respectively. Payments made in 2004 and 2003 relate to tax years prior to deconsolidation.

In the third quarter of 2003, NLIC received a capital contribution of 100% of the common stock of Nationwide Retirement Plan Solutions (NRPS) from NFS. The capital contribution was valued at $0.2 million. Immediately after receipt of this capital contribution, NRPS was dissolved into NLIC.

In the first quarter of 2003, NLIC received a $200.0 million capital contribution from NFS for general corporate purposes.

On March 1, 2005, NLIC paid a $25.0 million dividend to NFS. In 2004 and 2003, NLIC paid dividends to NFS totaling $125.0 million and $60.0 million, respectively. During 2003, NLIC returned capital totaling $100.0 million to NFS.

In addition, in June 2002, NLIC paid a dividend to NFS in the form of all of the shares of common stock of NSI. Therefore, the results of operations of NSI have been reflected as discontinued operations for all periods presented. This was a related party transaction and thus was recorded at the $10.0 million carrying value of the underlying components of the transaction rather than at fair value. This amount represents a non-cash transaction that is not reflected in the consolidated statement of cash flows.

In December 2001, NLIC issued to NFS a 7.50%, $300.0 million surplus note maturing on December 17, 2031. In June 2002, NLIC issued to NFS an 8.15%, $300.0 million surplus note maturing June 27, 2032. In December 2003, NLIC issued to NFS a 6.75%, $100.0 million surplus note maturing December 23, 2033. The Company made interest payments on surplus notes to NFS totaling $50.7 million, $47.1 million and $30.1 million in 2004, 2003 and 2002, respectively. In addition, the Company made interest payments on unsecured notes to NFS totaling less than $0.1 million, $0.1 million and $0.5 million in 2004, 2003 and 2002, respectively. As of December 31, 2004, there were no outstanding balances on unsecured notes to NFS.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


(17) CONTINGENCIES

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters referred to below are in very preliminary stages, and the Company does not have sufficient information to make an assessment of plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by the Company's management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company's consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past two years. Numerous regulatory agencies, including the SEC, the NASD and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company is cooperating with this investigation and is responding to information requests.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales by producers on behalf of either the issuer or the purchaser. Also under investigation are compensation arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates. Related investigations and proceedings may be commenced in the future. The Company has been contacted by regulatory agencies and state attorneys general for information relating to investigations into these compensation and bidding arrangements, anti-competitive activities and unsuitable sales practices. The Company is cooperating with regulators in connection with these inquiries. NMIC, NFS' ultimate parent, has been contacted by certain regulators for information on these issues with respect to its operations and the operations of its subsidiaries, including the Company. The Company will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass its operations.

These proceedings are expected to continue in the future, and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings could also affect the outcome of one or more of the Company's litigation matters.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. The plaintiff purports to represent a class of persons in the United States who, through their ownership of a Nationwide annuity or insurance product, held units of any Nationwide sub-account invested in mutual funds which included foreign securities in their portfolios and which allegedly experienced market timing trading activity. The complaint contains allegations of negligence, reckless indifference and breach of fiduciary duty. The plaintiff seeks to recover compensatory and punitive damages in an amount not to exceed $75,000 per plaintiff or class member. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. The plaintiffs moved to remand on June 28, 2004. On July 12, 2004, NLIC filed a memorandum opposing remand and requesting a stay pending the resolution of an unrelated case covering similar issues, which is an appeal from a decision of the same District Court remanding a removed market timing case to an Illinois state court. On July 30, 2004, the U.S. District Court granted NLIC's request for a stay pending a decision by the Seventh Circuit on the unrelated case mentioned above. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. This lawsuit is in a preliminary stage, and NLIC intends to defend it vigorously.

On January 21, 2004, the Company was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that the Company and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation, (2) tortious interference with the plaintiff's contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff's contractual relationships with its variable policyholders, (3) civil conspiracy, and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys' fees. The Company filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. The Company intends to defend this lawsuit vigorously

On October 31, 2003, NLIC was named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by NLIC or Nationwide Life and Annuity Insurance Company (NLAIC) which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. NLIC filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted NLIC's motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. NLIC intends to defend this lawsuit vigorously.

On May 1, 2003, NLIC was named in a class action lawsuit filed in the United States District Court for the Eastern District of Louisiana entitled Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company. The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by NLIC. The plaintiff alleges that NLIC represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that NLIC's expense charges under the contracts were fixed. The plaintiff claims that NLIC has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. The plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by NLIC between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. NLIC's motion to dismiss the complaint was granted by the District Court on October 28, 2003. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fifth Circuit. On November 22, 2004, the Fifth Circuit Court of Appeals affirmed the judgment of the District Court dismissing the complaint. The time for further appeal by the plaintiff has expired.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

On August 15, 2001, the Company was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al
v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint three times. As amended, in the current complaint the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that the Company breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by the Company, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. The Company opposed that motion on December 24, 2003. On July 6, 2004, the Company filed a Revised Memorandum in Support of Summary Judgment. The plaintiffs have opposed that motion. The Company intends to defend this lawsuit vigorously.

(18) SECURITIZATION TRANSACTIONS

The Company has sold $469.3 million of credit enhanced equity interests in Tax Credit Funds to unrelated third parties. The Company has guaranteed cumulative after-tax yields to third party investors ranging from 4.60% to 5.25% over periods ending between 2002 and 2021 and as of December 31, 2004 held guarantee reserves totaling $4.7 million on these transactions. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.27 billion. The Company does not anticipate making any payments related to the guarantees.

At the time of the sales, $5.1 million of net sale proceeds were set aside as collateral for certain properties owned by the Tax Credit Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant, among others. Properties meeting the necessary criteria are considered to have "stabilized." The properties are evaluated regularly, and the collateral is released when stabilized. During 2004 and 2003, $0.1 million and $3.1 million of stabilization collateral had been released into income, respectively.

To the extent there are cash deficits in any specific property owned by the Tax Credit Funds, property reserves, property operating guarantees and reserves held by the Tax Credit Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of the underlying properties of the Tax Credit Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(19) VARIABLE INTEREST ENTITIES

As of December 31, 2004, the Company had relationships with 14 VIEs where the Company was the primary beneficiary. Each of these VIEs is a conduit that assists the Company in structured products transactions. One of the VIEs is used in the securitization of mortgage loans, while the others are involved in the sale of Tax Credit Funds to third party investors where the Company provides guaranteed returns (see Note 18). Effective January 1, 2004, the Company began applying the provisions of FIN 46R to these entities. FIN 46R did not require the restatement of any prior periods. As such, for periods subsequent to December 31, 2003, the results of operations and financial position of these VIEs are included along with corresponding minority interest liabilities and related income in the accompanying consolidated financial statements.

The net assets of these VIEs totaled $366.4 million as of December 31, 2004. The most significant components of net assets were $32.1 million of mortgage loans on real estate, $401.2 million of other long-term investments, $35.6 million of other assets, $32.6 million of short-term debt, and $116.3 million of other liabilities. The total exposure to loss on these VIEs where the Company is the primary beneficiary was less than $0.1 million as of December 31, 2004. For the mortgage loan VIE, to which the short-term debt relates, the creditors have no recourse against the Company in the event of default by the VIE.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

In addition to the VIEs described above, the Company holds variable interests, in the form of limited partnerships or similar investments, in a number of Tax Credit Funds where the Company is not the primary beneficiary. These investments have been held by the Company for periods of 1 to 8 years and allow the Company to experience certain tax credits and other tax benefits from affordable housing projects. The Company also has certain investments in other securitization transactions that qualify as VIEs, but for which the Company is not the primary beneficiary. The total exposure to loss on these VIEs was $36.3 million as of December 31, 2004.

(20) SEGMENT INFORMATION

Management of the Company views its business primarily based on the underlying products, and this is the basis used for defining its reportable segments. During the second quarter of 2004, the Company reorganized its segment reporting structure and now reports four segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other. The Company has reclassified segment results for all prior periods presented to be consistent with the new reporting structure. The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income from continuing operations before federal income taxes and the cumulative effect of adoption of accounting principles, if any, to exclude net realized gains and losses on investments, hedging instruments and hedged items, except for periodic net coupon settlements on non-qualifying derivatives and realized gains and losses related to securitizations, if any.

The Individual Investments segment consists of individual The BEST of AMERICA(R) and private label deferred variable annuity products, deferred fixed annuity products, income products, and advisory services program revenues and expenses. This segment differs from the former Individual Annuity segment due to the addition of the advisory services program results. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, individual variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

The Retirement Plans segment is comprised of the Company's private- and public-sector retirement plans business. This segment differs from the former Institutional Products segment because it no longer includes the results of the structured products and MTN businesses. The private sector includes IRC Section 401(k) business and the public sector includes IRC Section 457 and Section 401(a) business, both in the form of fixed and variable annuities.

The Individual Protection segment consists of investment life insurance products, including individual variable, COLI and BOLI products, traditional life insurance products and universal life insurance. This segment is unchanged from the former Life Insurance segment. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

The Corporate and Other segment includes certain structured products business, the MTN program, net investment income not allocated to product segments, periodic net coupon settlements on non-qualifying derivatives, unallocated expenses, interest expense on debt, revenue and expenses of the Company's non-insurance subsidiaries not reported in other segments, and realized gains and losses related to securitizations. This segment differs from the former Corporate segment as it now includes results from the structured products and MTN businesses, but no longer includes results from the advisory services program.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

The following table summarizes the Company's business segment operating results for the years ended December:

                                                        INDIVIDUAL      RETIREMENT       INDIVIDUAL
(in millions)                                          INVESTMENTS         PLANS         PROTECTION
========================================================================================================
2004
REVENUES:
   Net investment income                                     $ 824.8         $ 627.9          $ 327.2
   Other operating revenue                                     591.7           157.0            547.5
   Net realized losses on investments, hedging
     instruments and hedged items1                                 -               -                -
--------------------------------------------------------------------------------------------------------
      Total revenues                                         1,416.5           784.9            874.7
--------------------------------------------------------------------------------------------------------

Benefits and expenses:
   Interest credited to policyholder account values            573.5           435.5            181.5
   Amortization of DAC                                         276.1            39.6             94.4

   Interest expense on debt                                        -               -                -
   Other benefits and expenses                                 346.9           184.5            428.2
--------------------------------------------------------------------------------------------------------
      Total benefits and expenses                            1,196.5           659.6            704.1
--------------------------------------------------------------------------------------------------------

Income from continuing operations before
  federal income tax expense                                   220.0           125.3            170.6
Net realized losses on investments, hedging
  instruments and hedged items1                                    -               -                -
--------------------------------------------------------------------------------------------------------
      Pre-tax operating earnings                             $ 220.0         $ 125.3          $ 170.6
========================================================================================================

--------------------------------------------------------------------------------------------------------
Assets as of period end                                $  52,642.5      $  29,668.7      $  12,932.4
========================================================================================================

2003
REVENUES:
   Net investment income                                     $ 807.9         $ 640.2          $ 324.3
   Other operating revenue                                     517.7           150.0            536.2
   Net realized losses on investments, hedging
     instruments and hedged items1                                 -               -                -
--------------------------------------------------------------------------------------------------------
      Total revenues                                         1,325.6           790.2            860.5
--------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
   Interest credited to policyholder account values            602.5           443.2            185.6
   Amortization of DAC                                         228.4            45.6            101.9
   Interest expense on debt                                        -               -                -
   Other benefits and expenses                                 328.4           178.9            423.0
--------------------------------------------------------------------------------------------------------
      Total benefits and expenses                            1,159.3           667.7            710.5
--------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations before
  federal income tax expense                                   166.3           122.5            150.0
Net realized losses on investments, hedging
  instruments and hedged items1                                    -               -                -
--------------------------------------------------------------------------------------------------------
      Pre-tax operating earnings                             $ 166.3         $ 122.5          $ 150.0
========================================================================================================

--------------------------------------------------------------------------------------------------------
Assets as of period end                                $     49,419.2   $     29,226.9   $     11,286.6
========================================================================================================

 CORPORATE
 AND OTHER                TOTAL
=================================

        $ 220.6        $ 2,000.5
           15.8          1,312.0

          (43.0)           (43.0)
---------------------------------
          193.4          3,269.5
---------------------------------

           86.7          1,277.2
              -            410.1
           59.3             59.3
           28.3            987.9
---------------------------------
          174.3          2,734.5
---------------------------------

           19.1            535.0
                  ===============

           43.0
------------------
 $         62.1
==================

---------------------------------
 $  10,714.3       $105,957.9
=================================

        $ 200.7        $ 1,973.1
           28.4          1,232.3

         (100.8)          (100.8)
---------------------------------
          128.3          3,104.6
---------------------------------

           77.9          1,309.2
              -            375.9
           48.4             48.4
            6.4            936.7
---------------------------------
          132.7          2,670.2
---------------------------------

           (4.4)         $ 434.4
                  ===============

          100.8
------------------
$          96.4
==================

---------------------------------
 $     10,695.0      $ 100,627.7
=================================

1    Excluding periodic net coupon settlements on non-qualifying derivatives.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (A WHOLLY-OWNED SUBSIDIARY OF NATIONWIDE FINANCIAL SERVICES, INC.)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                                       INDIVIDUAL       RETIREMENT      INDIVIDUAL        CORPORATE
(in millions)                                         INVESTMENTS         PLANS         PROTECTION        AND OTHER         TOTAL
====================================================================================================================================
====================================================================================================================================
2002
REVENUES:
   Net investment income                                   $ 668.5        $ 648.5         $ 328.6          $ 187.3        $ 1,832.9
   Other operating revenue                                   526.2          169.8           537.7             17.6          1,251.3
   Net realized losses on investments, hedging
     instruments and hedged items1                               -              -               -            (84.4)           (84.4)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                                       1,194.7          818.3           866.3            120.5          2,999.8
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
   Interest credited to policyholder account values          505.9          460.7           186.4             91.4          1,244.4
   Amortization of DAC                                       528.2           53.7            88.2                -            670.1
   Interest expense on debt                                      -              -               -             36.0             36.0
   Other benefits and expenses                               285.6          167.8           420.2              6.2            879.8
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                          1,319.7          682.2           694.8            133.6          2,830.3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations before
  federal income tax expense                                (125.0)         136.1           171.5            (13.1)         $ 169.5
                                                                                                                     ===============
                                                                                                                     ===============
Net realized losses on investments, hedging
  instruments and hedged items1                                  -              -               -             84.4
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
      Pre-tax operating earnings (loss)                   $ (125.0)       $ 136.1         $ 171.5           $ 71.3
=====================================================================================================================
=====================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Assets as of period end                                 $ 40,994.0     $ 26,182.4       $ 9,704.2        $ 9,142.0       $ 86,022.6
====================================================================================================================================
====================================================================================================================================


----------

1    Excluding periodic net coupon settlements on non-qualifying derivatives.